                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-05010
                                      ---------

                             THE HUNTINGTON FUNDS
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               (Exact name of registrant as specified in charter)

                              5800 Corporate Drive
               Pittsburgh, Pennsylvania 15237-7010
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               (Address of principal executive offices) (Zip code)

                              Ronald J. Corn, Esq.
                          The Huntington National Bank
                              41 South High Street
                              Columbus, Ohio 43287
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                     (Name and address of agent for service)

                                   Copies to:
                             David C. Mahaffey, Esq.
                              Sullivan & Worcester
                               1666 K Street, N.W.
                              Washington, DC 20006

Registrant's telephone number, including area code:  1-800-253-0412
                                                     --------------

Date of fiscal year end:  December 31
                       ---------------

Date of reporting period: December 31, 2007
                          -----------------

Item 1. Reports to Stockholders.

[Logo of Huntington Funds]

Annual
Shareholder
Report

Money Market Funds
Huntington Money Market Fund
Huntington Ohio Municipal
Money Market Fund
Huntington Tax-Free
Money Market Fund
(formerly Huntington Florida
Tax-Free Money Fund)
Huntington U.S. Treasury
Money Market Fund

Equity Funds
Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Real Strategies Fund
Huntington Rotating Markets Fund
Huntington Situs Small Cap Fund

Income Funds
Huntington Fixed Income Securities Fund
Huntington Intermediate Government
Income Fund
Huntington Michigan Tax-Free Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate
Fixed Income Securities Fund

DECEMBER 31, 2007

TRUST SHARES
INVESTMENT A SHARES
INVESTMENT B SHARES
INTERFUND SHARES

Dividend Capture Fund As of 12/31/07

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Kirk Mentzer, MBA, Director of Research
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Dividend Capture Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of (6.91)%, (7.14)% and (7.62)%, respectively, based on net asset value. This underperformed the total return of 5.49% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 and was in line with a total return of (7.42)% for the Dividend Capture Indices Blend (DCIB).2 The Fund is managed using our top-down style and portfolio construction techniques aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks lagged the overall market performance during the fiscal year. Here are the highlights from each of the Fund’s asset classes:

  Preferred Stocks--The Fund held core, stable holdings from high quality issuers and upgraded quality and call protection of its holdings during the reporting period. This asset class trailed common stocks as measured by the S&P 500 by 16.8% during the reporting period ended December 31, 2007. Tight credit conditions, leveraged investor selling, and tax selling all contributed to the Fund’s performance shortfall.
  Common Stocks--Investors showed a clear preference for larger companies, high quality and strong earnings growth. Sector performance favored two familiar themes: 1) commodities such as energy and materials; and 2) global trade beneficiaries in the industrial and technology sectors. As such, the Fund’s holdings of mid-cap value stocks lagged returns versus broad market gains.
  Real Estate Investment Trusts (REITs)3--Real estate performance was the worst performing group for the fiscal year. As measured by the Standard & Poor’s REIT Index (S&P REIT),4 REITs produced a total return of (16.7)% as the housing markets collapsed and financing became more difficult. As such, the Fund’s exposure to REITS negatively impacted the Fund’s performance.

For the reporting period ended December 31, 2007, the Fund’s performance was negatively impacted by the weak performance of income producing assets and value style investing. Markets occasionally go through these cycles and they create buying opportunities.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

*The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citi Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Citi Value Index is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(4) The S&P REIT comprises the most actively traded real estate investment trusts and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Dividend Capture Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	(6.91)%	3.65%	8.83%	7.47%
Investment A	(7.14)%	3.40%	8.58%	7.22%
Investment A, with load	(12.48)%	1.37%	7.30%	6.29%
Investment B	(7.62)%	2.86%	8.00%	6.66%
Investment B, with CDSC	(11.87)%	2.05%	7.70%	6.66%

$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
12/31/07
$16,481
$16,367
$15,536
$15,175
$13,337
Huntington Dividend Capture Fund, Trust
Huntington Dividend Capture Fund, Investment A*
Huntington Dividend Capture Fund, Investment B**
S&P 500†
DCIB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.56%
B	2.06%
Trust	1.31%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all Share classes on March 1, 2001.

† The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Growth Fund As of 12/31/07

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Martina Cheung, CFA, CMT, MBA
Vice President
Jenny Jiang, CPA
Assistant Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Growth Fund produced total returns (not including the deduction of applicable sales charges) of 15.93%, 15.62% and 15.06% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This outperformed the total return of 9.13% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark, and a total return of 5.49% for the Standard & Poor’s 500 Index (S&P 500)2 for the reporting period.

The Fund’s outperformance was mainly achieved by our disciplined approach of utilizing quantitative, qualitative and technical strategies in making stock selections. The Fund’s strategy of continued movement toward large capitalization, high-quality and strong earnings growth securities contributed to the Fund’s outperformance of its benchmark, as the market rotated into the large capitalization growth arena, particularly in the second half of the fiscal year.

The Fund continued to maintain a well-diversified portfolio across various industry sectors with 64 stocks at the fiscal year end.3 The Fund’s performance was aided by an overweight relative to the S&P 500 CGI in the industrials, materials and utilities sectors over most of the fiscal year. The Fund’s underweight in two of the most depressed sectors, namely the consumer discretionary and financials sectors, also aided the Fund’s performance significantly by avoiding some of the negative impact from a consumer spending slowdown and credit crisis.

The positive contribution to the Fund’s performance from stock selection was broad-based. Among the top contributors were Apple Computer Inc., McDonald’s Corp., Occidental Petroleum Corp., Nike Inc., Schlumberger Ltd. and Novo-Nordisk ADR.

Throughout the fiscal year, activities such as eliminating unfavorable positions based on our disciplined approach, reducing concentrated positions, and implementation of sector bias changes based on the sector strategy of Huntington Asset Advisors, Inc., resulted in the realization of capital gains. Since the Fund has both taxable and non-taxable shareholders, we’ve deemed it prudent to try to strike a delicate balance between realizing capital gain and striving for investment performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 CGI is a capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Diversification does not assure a profit nor protect against loss.

Growth Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Growth Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	15.93%	8.44%	10.34%	3.98%
Investment A	15.62%	8.17%	10.06%	3.72%
Investment A, with load	8.96%	6.06%	8.77%	3.11%
Investment B (1)	15.06%	7.63%	9.52%	3.12%
Investment B, with CDSC (1)	10.45%	6.93%	9.24%	3.12%

$27,000
$23,000
$19,000
$15,000
$11,000
$7,000
12/31/1997
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/2007
$17,756
$15,417
$14,780
$13,601
$13,581
Huntington Growth Fund, Trust
Huntington Growth Fund, Investment A*
Huntington Growth Fund, Investment B**
S&P 500†
S&P 500 CGI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.40%
B	1.90%
Trust	1.15%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 CGI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and S&P 500 CGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Income Equity Fund As of 12/31/07

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA, MBA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were 1.90%, 1.65% and 1.11% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. These compare to a total return of 1.99% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark, and 5.49% for the Standard & Poor’s 500 Index (S&P 500)2 for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and a value orientation. Also, the Fund focused its investments in stocks with higher financial quality, as measured by the Standard & Poor’s Earnings & Dividend Ranking.3 However, constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the financial sector, which was the sector that had the lowest return during the fiscal year. This combination of characteristics produced returns for the Fund that were slightly lower than the return of the S&P 500 CVI, and several percentage points behind the return of the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the fiscal year were the energy sector, led by exploration and production companies, refiners and marketers, and integrated petroleum companies; the consumer staples sector, led by agricultural products and the brewers; the industrial sector, led by machinery and aerospace stocks; and the information technology sector, led by communications equipment and systems software companies. The two sectors that negatively impacted the Fund’s performance during the reporting period were the financial sector, with weakness in regional bank stocks and mortgage finance companies; and the consumer discretionary sector, led by the publishing and entertainment stocks.

The stocks that contributed most positively to the performance of the Fund during the fiscal year were Cummins Inc., driven by P/E multiple expansion; Nokia Corp., which posted sizable earnings gains; and Apache Corp. and Occidental Petroleum Corp., due to higher profits from natural gas and crude oil refining and marketing. The stocks that most negatively impacted Fund performance during the fiscal year were National City Corp., Citigroup Inc., Regions Financial Corp., Washington Mutual, Inc. and Wachovia Corp., all of which were negatively affected by the turmoil in the sub-prime lending and mortgage markets.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 CVI is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s Earnings and Dividend Rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks.

Income Equity Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	1.90%	5.35%	9.87%	4.74%
Investment A	1.65%	5.08%	9.59%	4.48%
Investment A, with load	(4.20)%	3.03%	8.30%	3.86%
Investment B (1)	1.11%	4.55%	9.04%	3.92%
Investment B, with CDSC (1)	(3.13)%	3.82%	8.79%	3.92%

$27,000
$23,000
$19,000
$15,000
$11,000
$7,000
12/31/1997
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/2007
$17,756
$15,884
$15,417
$14,696
$14,607
Huntington Income Equity Fund, Trust
Huntington Income Equity Fund, Investment A*
Huntington Income Equity Fund, Investment B**
S&P 500†
S&P 500 CVI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.40%
B	1.90%
Trust	1.15%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 CVI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425). Effective May 1, 2000, the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and the S&P 500 CVI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

International Equity Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA, MBA
Director of International Investments
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington International Equity Fund produced a total return (not including the deduction of applicable sales charges) of 17.06%, 16.76%, and 16.24% for its Trust Shares, Investment A Shares and Investment B Shares, respectively, based on the net asset value. This outperformed to the total return of 11.17% for the Morgan Stanley Capital International (MSCI) Europe, Far East and Australasia Index (MSCI-EAFE),1 the Fund’s benchmark index. The Fund’s outperformance of the MSCI-EAFE, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and the individual stocks in the portfolio.

The regional allocation of the Fund during its fiscal year favored Asia-Pacific markets, including Japan, Singapore, Malaysia, Australaisa, Taiwan and India. This regional balance helped Fund performance versus the MSCI-EAFE, as Pacific markets, in general, rose more than European markets and the overall index. Globally, the worst performing market was Japan, which fell by 4.2% for the fiscal year. The Fund’s portfolio had nearly a full weighting in the Japanese market as compared to the MSCI-EAFE, but the individual holdings outperformed the index, which reduced the negative impact. European markets performed better than the MSCI-EAFE but by a smaller margin, so the Fund’s underweight was beneficial.

The Fund’s performance was also helped by its overweighting in the industrial and consumer staples sectors during the fiscal year, as they did relatively well for the year. The Fund lowered its holdings in energy and materials stocks in the second half of the fiscal year, which was a negative factor, as those shares performed well over the year. However, this lowering did not prove detrimental to the Fund’s overall performance as some of the individual holdings performed quite well. Financial stocks were underweighted in the portfolio, and they significantly underperformed the overall MSCI-EAFE, which was a boost to relative performance. Health care and technology stocks were laggard sectors to the overall MSCI-EAFE. The Fund had a higher exposure to both groups, which was a drag to overall performance. In general, the Fund’s sector allocation had a positive impact on performance relative to the MSCI-EAFE gain for the year.

The U.S. dollar slipped by about 15% versus the euro during 2007, as well as over 7% versus the yen. The net effect was a 5.3% boost to the MSCI-EAFE return. The Fund’s stocks denominated in most currencies benefited from the dollar’s slide, although the actual earnings effects on most of the companies in the portfolio was much more muted.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(1) The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International Equity Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington International Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	17.06%	19.44%	22.50%	9.32%
Investment A	16.76%	19.14%	22.19%	9.05%
Investment A, with load	10.08%	16.80%	20.77%	8.11%
Investment B	16.24%	18.53%	21.57%	8.52%
Investment B, with CDSC	11.24%	17.81%	21.39%	8.52%

$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$19,492
$18,391
$17,488
$17,041
3/1/2001
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
12/31/2007
Huntington International Equity Fund, Trust
Huntington International Equity Fund, Investment A*
Huntington International Equity Fund, Investment B**
MSCI-EAFE†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.82%
B	2.32%
Trust	1.57%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all share classes on March 1, 2001.

† The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Macro 100 Fund As of 12/31/07

Management’s Discussion of Fund Performance
Investment Advisor:
Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

For the fiscal year ended December 31, 2007, the Huntington Macro 100 Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Trust Shares, Investment A Shares and Investment B Shares of (3.12)%, (3.40)% and (3.98)% respectively, based on net asset value. This underperformed the total return of 5.49% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s underperformance versus the S&P 500 was in large part attributable to a significant underweight in the energy sector as well as underweightings in industrials and materials sectors over the course of the fiscal year. Second quarter performance was strong, but the fourth quarter reversed those gains and subsequently detracted from Fund performance. November 2007 was the most difficult month from a performance standpoint and was the worst month of the year for the markets in general.

Utilizing macro economic models in the investment process, the Fund is directly influenced by changes that effect the macro variables. The positioning of the macro factors used to select the securities for the Fund remained relatively consistent throughout most of the fiscal year. Overall the portfolio was positioned for a stable but weakened U.S. dollar, a healthy and growing U.S. economy and a moderately falling interest rate environment. The Fund changed its positions during the course of the fiscal year primarily through a shift from equal-weighted positions to capitalization-weighted positions as well as from those companies that benefited most from changing interest rate directions. This led to reduced allocations to financials and continued overweightings in the technology sectors at the end of the fiscal year.

Given the Fund’s macroeconomic approach to the investments process, macro events in the markets directly affect Fund performance. The overall economic environment during the fiscal year was again volatile. The past five plus years have been consistently unusual in terms of the number and frequency of major events affecting economics and the financial markets such as: wars, contested elections, natural disasters, energy shocks, etc. During the fiscal year, the United States experienced continued increasing oil and commodity prices (oil went above $100 a barrel at one point), which created short-run financial and economic shocks and an extension of the volatility in the markets from 2006. Added to this was a Federal Reserve that has been very slow to accommodate the credit crisis issues associated with the sub-prime, CDO (Collateralized Debt Obligations) and housing problems. Last but not least the potential volatility of a very early election cycle typically puts a negative spin on investor confidence as the outlook for fiscal policies and their impact on the economy become closer to reality. These factors directly affected the positioning of the macro factors used to select the Fund’s holdings and contributed to the Fund’s underperformance versus the S&P 500 during the fiscal period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Macro 100 Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Macro 100 Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	(3.12)%	2.71%	5.49%
Investment A	(3.40)%	2.45%	5.20%
Investment A, with load	(8.97)%	0.45%	3.52%
Investment B	(3.98)%	1.94%	4.69%
Investment B, with CDSC	(8.17)%	1.09%	3.98%

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$14,195
$12,166
$11,539
$11,353
4/30/2004
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
12/31/2007
Huntington Macro 100 Fund, Trust
Huntington Macro 100 Fund, Investment A*
Huntington Macro 100 Fund, Investment B**
S&P 500†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.68%
B	2.18%
Trust	1.43%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all share classes on April 30, 2004.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Mid Corp America Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of 7.79%, 7.53% and 6.98% for the Fund’s Trust Shares, Investment A Shares and Investment B Shares respectively, based on net asset value. In the same period the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400)1 produced a total return of 7.98% and the Russell Midcap Index (RMCI)2 produced a total return of 5.60%, while the Lipper Mid Cap Core Average (LMCC)3 returned 5.90%.

The Fund maintained a disciplined approach of selecting high quality holdings and continued to utilize the sector strategy of Huntington Asset Advisors, Inc., which focuses on economic impact within equity markets. This sector weighting strategy contributed to the Fund’s comparative performance of its benchmark, and shifts in industry performance due to short-term market changes aided the Fund’s performance. This was especially evident in the technology sector, where software and semiconductor equipment industries created an upside event on performance. The correction that occurred in the financial and consumer discretionary sectors had a minor negative impact on Fund performance. Stock selection in the energy, industrials, healthcare, technology and utilities sectors combined with underweighting in the consumer discretionary sector also aided Fund performance. The Fund found itself a beneficiary of the merger and acquisition activity during the fiscal year, enabling 15 of the Fund’s holdings to be an opportunity for increasing value. The Fund focused on the long-term sector and stock selection attributes that added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

(4) Diversification does not assure a profit nor protect against loss.

Mid Corp America Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	7.79%	9.07%	14.88%	9.10%
Investment A	7.53%	8.80%	14.58%	8.79%
Investment A, with load	1.33%	6.67%	13.23%	7.85%
Investment B	6.98%	8.24%	14.01%	8.25%
Investment B, with CDSC	2.07%	7.38%	13.77%	8.25%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
3/1/2001
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
12/31/2007
$19,138
$18,670
$18,505
$18,134
$17,194
$16,768
Huntington Mid Corp America Fund, Trust
Huntington Mid Corp America Fund, Investment A*
Huntington Mid Corp America Fund, Investment B**
RMCI†
S&P 400†
LMCC†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.56%
B	2.06%
Trust	1.31%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all Share classes on March 1, 2001.

† The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

New Economy Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Randy Hare
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington New Economy Fund produced total returns (not including the deduction of applicable sales charges) of 12.19%, 11.99% and 11.48% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. The Fund’s benchmark the Standard & Poor’s MidCap 400 Index (S&P 400)1 had a total return of 7.98%. The Russell 3000 Growth Index (RUS3G),2 had a total return of 11.40%, while the Standard & Poor’s 500 Index (S&P 500)3 had a total return of 5.49% for the fiscal year. The Fund outperformed its benchmark index through growth investing, targeting the high growth, productivity-enhancing segments of the economy.

The sector strategy of Huntington Asset Advisors, Inc. (HAA), emphasizing information technology, industrials and healthcare, combined with HAA’s research process built upon numerous quantitative metrics contributed to the strong performance. On the thematic level, the worldwide construction boom benefited many commodity and construction companies. The Fund’s performance was enhanced early in the year by investing in Southern Peru Copper Corp., Manitowoc, Inc. and Terex Corp. all benefiting from increased worldwide demand. As the year progressed, the Fund’s investment in the information technology and healthcare sectors also enhanced performance. Home entertainment hardware and software companies benefited from last year’s release of Nintendo’s Wii and Sony’s Playstation 3 video games. Investments in Respironics, Inc. and Stericycle, Inc. added to the performance in the healthcare sector.

Stock selection in the consumer discretionary and financial sectors represented the largest drag on performance. The slowdown in the housing market resulted in a drag on financial stocks. In addition, tepid consumer spending weighed heavily on many of the Fund’s retail stock holdings. Despite the factors driving retail stocks, Gamestop Corp. proved to be a timely investment for the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. Stock Market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. HAA has elected to change the Fund’s benchmark index from the RUS3G to the S&P 400 because it is more representative of the securities typically held by the Fund.

(2) The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

New Economy Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	12.19%	11.20%	17.66%	10.49%
Investment A	11.99%	10.93%	17.39%	10.24%
Investment A, with load	5.52%	8.76%	16.01%	9.29%
Investment B	11.48%	10.40%	16.81%	9.66%
Investment B, with CDSC	6.97%	9.58%	16.59%	9.66%

$25,000
$21,000
$17,000
$13,000
$9,000
$5,000
$19,778
$18,779
$18,670
$18,350
$13,337
$11,662
3/1/2001
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
12/31/2007
Huntington New Economy Fund, Trust
Huntington New Economy Fund, Investment A*
Huntington New Economy Fund, Investment B**
S&P 400 MC†
RUS3G†
S&P 500†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.68%
B	2.18%
Trust	1.43%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUS3G, S&P 400 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% a ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The RUS3G, S&P 400 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Real Strategies Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Peter Sorrentino, CFA
Vice President
Huntington Asset Advisors, Inc.

For the period ended December 31, 2007, the Huntington Real Strategies Fund produced since inception returns1 (not including the deduction of applicable sales charges) of 10.41%, 10.22% and 9.79% for Trust Shares, Investment A Shares and Investment B Shares respectively, based upon net asset value. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500)2, which returned 0.11%. The Goldman Sachs Commodities Index (GSCI),3 had a total return of 26.46% for the same period.

Investment performance for the Fund was driven by a combination of industry concentration and security selection. The Fund realized its strongest gains in stocks of infrastructure providers to agriculture and energy. The rationale being that the underlying commodity prices were exhibiting unsustainable volatility while the capital spending to increase capacity was increasing in a more stable manner.

Among the Fund’s top performing holdings supporting agricultural commodities were Deere & Co., AGCO Corp. and Potash Corp. Revenue growth for these companies has been propelled by improving diets worldwide and the push for greater ethanol production. In the energy sector the Fund’s holdings of Chicago Bridge & Iron Co., Robbins & Myers and Transocean, Inc. were standouts as higher energy prices led to additional capital spending for incremental increases in capacity from existing facilities and greater exploration activities. The Fund also worked to exploit bottlenecks in raw materials with holdings of MEMC Electronic Materials, Inc., producer of silicon wafers for semiconductors, Highveld Steel and Valadium Ltd. ADR, specialty metals employed in wind turbines and jet engines, and L’Air Liquide, a major European producer of industrial gases.

At fiscal year-end the Fund’s portfolio was biased towards natural gas and coal in the energy sector. In basic materials, the emphasis was on iron, steel and specialty metals. The Fund emphasized international companies as the majority of companies engaged in the extraction of industrial commodities reside beyond the borders of the United States.4 The Fund also enjoyed a modest benefit from the ownership of non-dollar assets as the U.S. dollar weakened relative to the major trading currencies. These factors contributed to the Fund’s performance versus its benchmark. This Fund is limited in the degree to which it can invest in various commodity-related securities, thus it underperformed the GSCI, which tracks commodities sector returns.

The greatest performance disappointments during the Fund’s fiscal year were in timber, platinum and sugar. The weakness in residential construction spread beyond North America to Europe, resulting in falling timber prices. Timber has historically ranked as one of the most consistent hedges against purchasing power erosion. Precious metal prices, while up double digits for the fiscal year, were not among the strongest of the commodities. Sugar prices established a fourteen year low during the summer due to over planting of cane two years ago. Despite the compelling economics of cane sugar derived ethanol, prices were slow to recover during the waning months of the fiscal year leading to weaker than expected returns.

* The composition of the Fund’s holdings is subject to change.

(1) The Fund commenced operations for all share classes on May 1, 2007.

(2) The S&P 500 is a capitalization-weighted Index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. The Fund’s Adviser has elected to change the Fund’s benchmark index from the GSCI to the S&P 500 because it is more representative of the securities typically held by the Fund.

(3) The GSCI is a composite index of commodity sector returns and represents an unleveraged investment through broadly diversified long positions in commodity futures. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(4) International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Real Strategies Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Real Strategies Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07
Annualized Inception to Date Return (1)
Trust 10.41%
Investment A 10.22%
Investment A, with load 3.88%
Investment B 9.79%
Investment B, with CDSC 4.79%
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
5/1/2007
Jun-07
12/31/2007
$12,646
$11,041
$10,479
$10,388
$10,038
Huntington Real Strategies Fund, Trust
Huntington Real Strategies Fund, Investment A*
Huntington Real Strategies Fund, Investment B**
S&P 500
GSCI

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.69%
B	2.19%
Trust	1.44%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and GSCI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all Share classes on May 1, 2007.

† The S&P 500 and GSCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Rotating Markets Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Rotating Markets Fund produced total returns (not including the deduction of applicable sales charges) of 8.67%, 8.43% and 7.87%† for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This outperformed the total return of 5.49% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1 The Fund outperformed its benchmark in the fiscal year primarily due to the Fund’s significant exposure to equity markets outside the United States.2 Also contributing to its outperformance was the Fund’s domestic strategy of reducing exposure to U.S. small cap and mid cap stocks in favor of large cap stocks.

Throughout the fiscal year, the Fund was invested in the global segment of the stock market with an emphasis on the United States, Europe and Emerging Markets.3 Attractive valuations in Europe coupled with growing economies, rising interest rates, and strengthening currencies helped the Morgan Stanley Capital International (MSCI) Europe Index4 and the MSCI Europe, Far East and Australasia Index (MSCI-EAFE)5 return 15.50% and 11.17% respectively in the fiscal year. Similarly, attractive valuations and very strong economic growth resulted in a return of 31.60% for the MSCI Emerging Markets Index6 for the same period.

The Fund shifted its emphasis in the United States from a mid cap and small cap bias to one favoring the large cap segment of the stock market. This helped performance as the Dow Jones Industrial Average7 and the Russell 1000 Growth Index (RUS1G)8 returned 8.1% and 11.81% respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

(3) Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

(4) The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 16 countries in the European region. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(6) The MSCI Emerging Markets Index is an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(7) The Dow Jones Industrial Average (DJIA) is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top U.S. corporations, the DJIA’s index movements are leading economic indicators for the stock market as a whole.

(8) The RUS1G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The RUS1G is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

† Prior to May 1, 2007, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

Rotating Markets Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Markets Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	8.67%	12.45%	14.74%	6.31%
Investment A	8.43%	12.18%	14.45%	6.04%
Investment A, with load	2.17%	9.98%	13.10%	5.10%
Investment B (2)	7.87%	11.62%	13.88%	5.51%
Investment B, with CDSC (2)	2.87%	10.81%	13.64%	5.51%

$20,000
$17,000
$14,000
$11,000
$8,000
$5,000
$15,034
$14,300
$13,937
$13,213
5/1/2001
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/2007
Huntington Rotating Markets Fund, Trust
Huntington Rotating Markets Fund, Investment A*
Huntington Rotating Markets Fund, Investment B**
S&P 500†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.40%
B	1.90%
Trust	1.15%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on May 1, 2001 and Investment B Shares commenced operations on May 1, 2007.

(2) Prior to May 1, 2007, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Situs Small Cap Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Situs Small Cap Fund produced total returns (not including the deduction of applicable sales charges) of 9.95%, 9.66% and 9.12% for Trust Shares, Investment A Shares and Investment B Shares respectively, based upon net asset value. The Fund experienced a positive relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of (0.30)% for the same reporting period. This represented a return for the Fund (Trust Shares) that was 1,025 basis points above the benchmark index. The Fund also outperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a return of 5.49% for the reporting period.

The Fund’s Trust Shares earned a Five-Star Overall Morningstar RatingTM out of 520 funds in the Small Blend category based on risk adjusted total returns as of December 31, 2007, and the Investment A Shares and Investment B Shares earned a 4-star Overall Morningstar RatingTM. The overall rating is derived form a weighted average of the Fund’s three-, five-, and ten-year average annual returns, as applicable.3 This placed the Fund in the top 10% of the Morningstar Small Cap Blend Universe.

We did note that larger capitalization growth issues emerged as one of the market leaders, replacing small caps as investment stalwarts. Nonetheless, the Fund continued to perform with its approach of utilizing, among other things, strict quantitative analysis and selecting stocks of companies with geographical location advantages. These factors contributed to the Fund outperforming its benchmark for the fiscal year.

During the reporting period, we predicted a slower economic growth period for the coming year; therefore, the Fund made significant commitments to healthcare, materials, energy and industrials, industries sectors and trimmed exposure to financials, telecommunications, utilities and consumer market sectors toward the end of the reporting period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For the 3- and 5-year periods ended 12/31/07, Trust Shares received 5 and 5 stars and was rated among 520 and 409 funds, Investment A Shares received 4 and 4 stars and was rated among 520 and 409 funds, and Investment B Shares received 5 and 4 stars and was rated among 520 and 409 funds. Past performance is no guarantee of future results.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Situs Small Cap Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Situs Small Cap Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	9.95%	12.26%	19.27%	18.76%
Investment A	9.66%	11.98%	18.99%	18.47%
Investment A, with load	3.33%	9.78%	17.60%	17.14%
Investment B	9.12%	11.43%	18.39%	17.88%
Investment B, with CDSC	4.21%	10.62%	18.19%	17.78%

$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
12/31/07
$24,670
$23,621
$22,953
$22,073
$19,828
Huntington Situs Small Cap Fund, Trust
Huntington Situs Small Cap Fund, Investment A*
Huntington Situs Small Cap Fund, Investment B**
S&P 500†
S&P 600†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.63%
B	2.13%
Trust	1.38%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on September 30, 2002.

† The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Fixed Income Securities Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Kirk Mentzer, MBA
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Fixed Income Securities Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 6.23%, 5.96% and 5.50%, respectively, based on net asset value. These returns compared to the Fund’s benchmark, the Lehman Brothers Government/Credit Bond Index (LBGCBI),1 which had a total return of 7.23% for the same period. The Fund’s returns were substantially better than the 4.71% total return of the Lipper Intermediate Investment Grade Debt Funds Average,2 the Fund’s peer group.

On the surface, bond markets performed well in 2007 with broad indices producing a total return for the Lehman Brothers Aggregate Bond Index (LBAB)3 of 6.97%, their best showing in five years. However, below the surface lurked two markets: Treasury and “all other” securities. The sub-prime debacle and its related credit stresses created huge dislocations. A flight to quality ensued which made Treasury markets the top performing group. The “all others” segment trailed significantly as investors’ repriced risk. For instance, corporate bonds under performed the treasury markets by a full 5%.4

The Fund generated competitive returns for its fiscal year compared to its benchmark index and peer group. Positive contributors to Fund performance included tactical purchases, upgrading portfolio quality, and avoiding housing related industries. The Fund did not hold any subprime mortgages or CDO (Collateralized Debt Obligations) that proved toxic to many investors’ returns. Detractors from Fund performance mainly came from the corporate bond market where a high degree of uncertainty surrounding the housing sector impacted areas outside the affected businesses. We continue to avoid areas directly impacted by the housing decline, but that leaves a wide range of issuers that have minimal direct impact. More than ever, a high level of diversification should help investors weather the credit storms.5

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The LBGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges

(3) The Lehman Brothers Aggregated Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/
Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(4) Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

(5) Diversification does not assure a profit nor protect against loss.

Fixed Income Securities Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	6.23%	3.93%	3.90%	4.94%
Investment A	5.96%	3.67%	3.65%	4.68%
Investment A, with load	0.91%	2.00%	2.65%	4.17%
Investment B (1)	5.50%	3.18%	3.15%	4.07%
Investment B, with CDSC (1)	0.50%	2.23%	2.80%	4.07%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$17,930
$16,195
$15,048
$14,898
12/31/97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/07
Huntington Fixed Income Securities Fund, Trust
Huntington Fixed Income Securities Fund, Investment B**
Huntington Fixed Income Securities Fund, Investment A*
LBGCBI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.31%
B	1.81%
Trust	1.06%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Intermediate Government Income Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 6.58%, 6.32%, and 5.68% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This compared with the Fund’s benchmark the Lehman Brothers Intermediate Government/Credit Index (LBIGC) return of 7.40%,1 the Merrill Lynch U.S. Treasurys/Agencies 1-10 Years Index (MLTA 1-10) return of 8.55%2 and the Lipper Short-Intermediate Government Funds Average of 5.87%3 for the same period.

During the fiscal year, the Lehman Brothers U.S. Aggregate Bond Index,4 which represents a broad bond market index, produced a total return of 6.97%. Sector performance favored the U.S. Treasury market by a wide margin. The sub-prime debacle and its related credit stresses created huge dislocations. A flight to quality ensued which made Treasury markets the top performing group. The Fund’s underperformance against its benchmark index was due to the shorter durations5of the portfolio. The Fund’s performance benefited from an overweight position in Treasuries and Government agencies, but was hurt by its Mortgage exposure. The Fund did not hold any sub-prime mortgages or CDO (Collateralized Debt Obligations) that proved toxic to many investors’ returns.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

(1) The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(4) The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Intermediate Government Income Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	6.58%	3.78%	3.07%	4.93%
Investment A	6.32%	3.53%	2.81%	4.67%
Investment A, with load	1.27%	1.87%	1.82%	4.16%
Investment B (1)	5.68%	3.01%	2.29%	4.14%
Investment B, with CDSC (1)	0.68%	2.06%	1.94%	4.14%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$17,497
$17,100
$16,187
$15,033
$15,010
12/31/97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/07
Huntington Intermediate Government Income Fund, Trust
Huntington Intermediate Government Income Fund, Investment A*
Huntington Intermediate Government Income Fund, Investment B**
LBIGC†
MLTA 1-10†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.33%
B	1.83%
Trust	1.08%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 12, 2003. Prior to May 12, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Michigan Tax-Free Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2007, the Huntington Michigan Tax-Free Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 2.70%, 2.44% and 1.93%, respectively, based on net asset value. The Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)1 had a total return of 5.06% for the reporting period. The return of the Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average,2 was 2.95% for the same period. The Fund was positioned more defensively than the benchmark with a shorter duration, resulting in relative underperformance. The Fund was positioned with a shorter duration of 4.59 years in an effort to reduce interest rate risk.3

The Fund was positively impacted by the strong performance of municipals during the fiscal year. Municipal bonds maintained 92-108% of their value versus Treasury yields during the fiscal year4 as compared to historical average levels of value, which as a percentage of Treasuries were 74%. The number of new deals continued to increase throughout the year.

In general, the low quality bond sector began to show signs of weakness in 2007, additionally the bond sector showed a great deal of volatility with buy and sell spreads widening. However, the Fund’s steady performance in the municipal market came from the higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds began to widen in during the fiscal year. The best predictable value was from the highest quality municipals, which positively affected the Fund’s performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The LB7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Michigan Tax-Free Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	2.70%	2.03%	2.12%	3.45%
Investment A	2.44%	1.78%	1.84%	3.19%
Investment A, with load	(2.46)%	0.13%	0.85%	2.69%
Investment B (1)	1.93%	1.30%	1.33%	2.68%
Investment B, with CDSC (1)	(3.06)%	0.34%	0.97%	2.68%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,235
$14,032
$13,034
$13,021
12/31/97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/07
Huntington Michigan Tax-Free Fund, Trust
Huntington Michigan Tax-Free Fund, Investment A*
Huntington Michigan Tax-Free Fund, Investment B**
LB7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.54%
B	2.04%
Trust	1.29%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 19, 2003. Prior to May 19, 2003, performance is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Mortgage Securities Fund As of 12/31/07

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
William G. Doughty, MBA
Vice President
Gustave J. Seasongood
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Mortgage Securities Fund produced total returns (not including the deduction of applicable sales charges) of 3.33%, 3.03% and 2.59% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This compared to the total return of 6.89% for the Fund’s benchmark, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI)1 and the Lipper U.S. Mortgage Funds Average2 return of 4.74% for the same reporting period.

During the fiscal year, the Fund’s investment in Real Estate Investment Trusts (REITs)3 hurt its performance versus its benchmark index. As measured by the Standard & Poor’s REIT Index,4 REITs produced a total return of (16.7)% for the fiscal year and the Fund had a portfolio weighting in REITs of 8.7% at fiscal year-end, which negatively impacted performance. The Fund’s performance was also negatively affected by being short duration5 and by its exposure to the Collateralized Mortgage Obligation (CMO) market. We saw a widening of spreads in the Mortgage market due to the sub-prime debacle and its related credit stress versus Treasuries during the fiscal year. Mortgages had a return of 6.89% for the fiscal year, as measured by the LBMBSI, compared to a return of 9.05% for Treasuries. These factors contributed to the underperformance of the Fund.

The Fund held all AAA rated mortgage securities6 and did not hold any sub-prime mortgages or CDO (Collateralized Debt Obligations) that proved toxic to many investors’ returns.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1) The LBMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(4) The Standard & Poor’s REIT Index is comprised of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(6) Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Mortgage Securities Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$17,748
$17,397
$16,145
$16,126
12/31/97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/07
Huntington Mortgage Securities Fund, Trust
Huntington Mortgage Securities Fund, Investment A*
Huntington Mortgage Securities Fund, Investment B**
LBMBSI†

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	3.33%	3.77%	4.83%	5.69%
Investment A	3.03%	3.47%	4.55%	5.42%
Investment A, with load	(1.84)%	1.81%	3.53%	4.91%
Investment B (1)	2.59%	3.01%	4.03%	4.89%
Investment B, with CDSC (1)	(2.37)%	2.07%	3.69%	4.89%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.35%
B	1.85%
Trust	1.10%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 13, 2003. Prior to May 13, 2003, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an Index.

Ohio Tax-Free Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2007, the Huntington Ohio Tax-Free Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 3.18%, 2.93% and 2.47%, respectively, based on net asset value. These returns were comparable to the 5.06% return for the Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)1 for the same period. The Lipper Ohio Intermediate Municipal Debt Funds Average,2 the Fund’s peer group had a total return of 2.88% for the reporting period. The Fund was positioned more defensively than its benchmark with a shorter duration, resulting in relative underperformance. The Fund was positioned with a shorter duration of 4.87 years in an effort to reduce interest rate risk.3

The Fund was positively impacted by the strong performance of municipals during the fiscal year. Municipal bonds maintained 92-108% of their value versus Treasury yields during the fiscal year4 as compared to historical average levels of value, which as a percentage of Treasuries were 74%. The number of new deals continued to increase throughout the year.

In general, the low quality bond sector began to show signs of weakness in 2007, additionally the bond sector showed a great deal of volatility with buy and sell spreads widening. However, the Fund’s steady performance in the municipal market came from the higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds began to widen in during the fiscal year. The best predictable value was from the highest quality municipals, which positively affected the Fund’s performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The LB7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Ohio Tax-Free Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	3.18%	2.20%	2.31%	3.52%
Investment A	2.93%	1.94%	2.05%	3.26%
Investment A, with load	(1.96)%	0.30%	1.06%	2.76%
Investment B (1)	2.47%	1.45%	1.54%	2.75%
Investment B, with CDSC (1)	(2.53)%	0.49%	1.18%	2.75%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,235
$14,136
$13,131
$13,115
12/31/97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/07
Huntington Ohio Tax-Free Fund, Trust
Huntington Ohio Tax-Free Fund, Investment A*
Huntington Ohio Tax-Free Fund, Investment B**
LB7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.42%
B	1.92%
Trust	1.17%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 2, 2003. Prior to May 2, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Short/Intermediate Fixed Income Securities Fund As of 12/31/07

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2007, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 4.79% and 4.48%, for the Fund’s Trust Shares and Investment A Shares, respectively, based on net asset value. This compared with the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC)1 (the Fund’s benchmark index) return of 7.27% and the Lipper Short-Intermediate Investment Grade Debt Fund Average of 4.95%2 for the same period.

Overall, the Fund’s performance for the fiscal year was in line with other similar funds, but trailed its benchmark index due to its shorter duration3 and the total underweight to the Treasury market versus the benchmark index. During the fiscal year, Treasury securities were by far the best performer with a return of 9.05% for the year.4 Agencies had a return of 8.03% and Corporate bonds had a return of 6.96%. At fiscal year end, the Fund held 70% of its portfolio in corporate debt securities and 29% in federal agencies. In 2007, the sub-prime debacle and its related credit stresses created huge dislocation. A flight to quality ensured, which made Treasury markets the top-performing group. Other segments of the bond market trailed significantly as investors’ repriced risk. The Fund did not hold any sub-prime mortgages or CDO (Collateralized Debt Obligations) that proved toxic to many investors’ returns.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Short/Intermediate Fixed Income Securities Fund (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/07	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	4.79%	2.99%	2.61%	4.07%
Investment A (1)	4.48%	2.74%	2.37%	3.82%
Investment A, with load (1)	2.93%	2.22%	2.06%	3.66%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,611
$14,899
$14,321
12/31/97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
12/31/07
Huntington Short/Intermediate Fixed Income Securities Fund, Trust
Huntington Short/Intermediate Fixed Income Securities Fund, Investment A*
ML 1-5YGC†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Investment A Shares.

Class	Expense Ratios

A	1.32%
Trust	1.07%

The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1) Investment A Shares commenced operations on May 9, 2003. Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Investment A Shares 12b-1 fees and sales charge.

† The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington Money Market Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Government Agencies	90.9%
Commercial Paper	7.3%
Repurchase Agreements	1.4%
Cash	0.4%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies -- 91.1%
Farmer Mac -- 9.6%
$15,000,000	4.560%, 1/2/08 (a)	$14,998,100
15,000,000	4.220%, 1/15/08 (a)	14,975,383
12,000,000	4.300%, 1/23/08 (a)	11,968,467
15,000,000	4.330%, 2/4/08 (a)	14,938,658
16,000,000	4.270%, 2/28/08 (a)	15,889,929
30,000,000	4.180%, 3/13/08 (a)	29,750,700
15,000,000	4.190%, 3/28/08 (a)	14,848,113

		117,369,350

Federal Farm Credit Bank -- 8.6%
15,000,000	4.150%, 1/7/08 (a)	14,989,600
15,000,000	4.280%, 1/8/08 (a)	14,987,517
15,000,000	4.050%, 1/9/08 (a)	14,986,400
15,000,000	4.220%, 1/14/08 (a)	14,977,142
15,000,000	4.220%, 1/15/08	14,975,383
15,000,000	4.220%, 1/24/08 (a)	14,959,271
15,000,000	4.220%, 2/8/08 (a)	14,933,183

		104,808,496

Federal Home Loan Bank -- 32.5%
15,000,000	4.150%, 1/7/08 (a)	14,989,625
16,800,000	4.346%, 1/8/08 (a)	16,785,803
10,000,000	4.050%, 1/9/08	9,991,000
15,000,000	4.160%, 1/10/08 (a)	14,984,400
15,000,000	4.660%, 1/11/08 (a)	14,980,583
15,000,000	4.160%, 1/14/08	14,977,467
15,000,000	3.500%, 1/15/08	14,979,583
30,000,000	4.900%, 1/16/08 (a)	29,943,667
15,000,000	4.350%, 1/17/08 (a)	14,971,000
15,000,000	3.550%, 1/18/08 (a)	14,974,854
20,000,000	3.550%, 1/18/08	19,998,300
15,000,000	3.600%, 1/22/08	14,968,500
15,000,000	4.350%, 1/23/08 (a)	14,960,125
20,000,000	4.835%, 1/25/08 (a)	19,935,533
25,412,000	4.335%, 1/30/08 (a)	25,324,266
15,000,000	4.170%, 2/1/08 (a)	14,946,138
15,000,000	4.170%, 2/1/08	14,999,683
15,000,000	4.230%, 2/6/08	14,936,550
15,000,000	4.290%, 2/8/08 (a)	14,932,075
20,000,000	4.000%, 3/10/08	19,988,646
15,000,000	3.728%, 3/14/08 (b)	15,000,000
11,180,000	4.250%, 6/18/08	11,180,000
Principal Amount		Value

U.S. Government Agencies -- (Continued)
Federal Home Loan Bank -- (Continued)
$3,820,000	4.250%, 6/18/08	$3,820,000
15,000,000	4.550%, 12/4/08	15,000,000
15,000,000	4.350%, 12/17/08	15,000,000

		396,567,798

Federal Home Loan Mortgage Corporation -- 31.0%
15,000,000	4.360%, 1/4/08 (a)	14,994,550
15,000,000	5.421%, 1/8/08 (a)	14,987,750
15,000,000	3.459%, 1/9/08 (a)	14,985,933
17,000,000	4.230%, 1/10/08 (a)	16,982,023
15,000,000	3.872%, 1/11/08 (a)	14,982,167
15,000,000	3.384%, 1/16/08 (a)	14,973,563
15,000,000	4.280%, 1/17/08	14,971,933
21,650,000	4.895%, 1/17/08	21,653,157
15,000,000	2.325%, 1/22/08 (a)	14,962,025
15,000,000	3.618%, 1/23/08 (a)	14,961,500
15,000,000	4.220%, 1/24/08 (a)	14,959,558
15,000,000	3.150%, 1/28/08	14,951,513
18,069,000	2.861%, 1/30/08 (a)	18,007,284
15,000,000	2.417%, 1/31/08 (a)	14,947,125
45,000,000	3.646%, 2/4/08	44,810,733
15,000,000	4.562%, 2/6/08	14,936,700
15,000,000	3.605%, 2/7/08 (a)	14,934,942
19,516,000	3.130%, 2/11/08 (a)	19,420,870
15,000,000	5.647%, 2/15/08	14,920,969
10,000,000	4.200%, 2/21/08	9,940,500
14,250,000	4.280%, 3/24/08 (a)	14,109,384
10,000,000	5.820%, 4/14/08 (a)	9,877,800
15,000,000	3.850%, 4/25/08 (a)	14,810,729

		379,082,708

Federal National Mortgage Association -- 9.4%
20,000,000	4.650%, 1/3/08	19,994,833
20,000,000	3.400%, 1/4/08 (a)	19,991,833
15,000,000	4.220%, 1/17/08 (a)	14,971,867
15,000,000	2.260%, 1/22/08 (a)	14,963,075
15,000,000	2.214%, 1/25/08 (a)	14,957,200
15,000,000	3.354%, 1/31/08 (a)	14,946,375
Principal Amount		Value

U.S. Government Agencies -- (Continued)
Federal National Mortgage Association -- (Continued)
$15,000,000	4.875%, 4/10/08	$15,022,839

		114,848,022

Total U.S. Government Agencies (Cost $1,112,676,374)		1,112,676,374

Commercial Papers -- 7.3%
25,000,000	Bank of America Corp., 4.540%, 1/2/08 (a)	24,996,847
25,000,000	General Electric Capital Corp., 5.986%, 2/5/08 (a)	24,895,243
15,000,000	International Bank for Reconstruction & Development, 1.777%, 1/28/08 (a)	14,951,625
25,000,000	Wells Fargo & Co., 1.173%, 1/4/08 (a)	24,991,042

Total Commercial Papers (Cost $89,834,757)		89,834,757

Shares or Principal Amount		Value

Cash Equivalents -- 0.4%
5,000,000	Meeder Institutional Money Market Fund, 4.620% (c)	$5,000,000

Total Cash Equivalents (Cost $5,000,000)		5,000,000

Repurchase Agreements -- 1.4%
$16,653,000	Morgan Stanley, 4.180%, dated 12/31/07, due 1/2/08, repurchase price $16,656,867 (Fully collateralized by U.S. Treasury securities)	16,653,000

Total Repurchase Agreements (Cost $16,653,000)		16,653,000

Total Investments (Cost $1,224,164,131) -- 100.2%		1,224,164,131

Liabilities in Excess of Other Assets -- (0.2)%		(2,388,049)

Net Assets -- 100.0%		$1,221,776,082

(a) Rate represents the effective yield at purchase.

(b) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

Huntington Ohio Municipal Money Market Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Demand Notes	67.0%
General Market Notes	21.7%
Cash	9.1%
Commercial Paper	2.2%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 90.7%
Ohio -- 90.7%
$1,300,000	Ashland, OH, Public Improvements, G.O. (Various Purposes), 4.250%, 5/22/08	$1,302,576
2,000,000	Brunswick, OH, G.O., 4.500%, 5/8/08	2,005,597
1,330,000	Butler County, OH, Capital Funding Revenue, Series A, (LOC - U.S. Bank N.A.), 3.440%, 6/1/35 (a)	1,330,000
1,000,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - Fifth Third Bank), 3.430%, 1/1/33 (a)	1,000,000
1,175,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - Fifth Third Bank), 3.430%, 1/1/34 (a)	1,175,000
1,910,000	Cleveland, OH, Income Tax Revenue, (AMBAC Ins.), 3.280%, 5/15/24 (a)	1,910,000
550,000	Cleveland, OH, Waterworks Prerefunded Revenue, Series I, (FSA Ins.), 5.250%, 1/1/13	555,500
3,205,000	Cleveland, OH, Waterworks Revenue, (FGIC Ins.), 3.450%, 1/1/33 (a)	3,205,000
7,875,000	Cleveland, OH, Waterworks Revenue, Series M, (FSA Ins.), 3.400%, 1/1/33 (a)	7,875,000
2,100,000	Clinton, OH, Sewer Improvements, G.O., BAN, 3.750%, 4/24/08	2,100,000
6,450,000	Columbus, OH, Airport Authority Revenue, (LOC - U.S. Bank N.A.), 3.470%, 7/1/35 (a)	6,450,000
1,500,000	Columbus, OH, City School District, G.O., 3.750%, 12/11/08	1,508,217
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$1,100,000	Columbus, OH, G.O., Series 1, (SPA - JPMorgan Chase Bank), 3.450%, 12/1/17 (a)	$1,100,000
1,310,000	Columbus, OH, G.O., Series 1, 3.330%, 12/1/26 (a)	1,310,000
4,110,000	Columbus, OH, Regional Airport Authority Revenue, (LOC - U.S. Bank N.A.), 3.470%, 3/1/34 (a)	4,110,000
200,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 3.470%, 1/1/30 (a)	200,000
2,600,000	Columbus, OH, Sewer Improvements Refunding Revenue, 3.450%, 6/1/11 (a)	2,600,000
1,500,000	Coshocton County, OH, Hospital Facilities Revenue, (LOC - Bank One Chicago N.A.), 3.440%, 3/1/19 (a)	1,500,000
5,000,000	Cuyahoga County, OH, Hospital Improvements Revenue, (LOC - JPMorgan Chase Bank), 3.630%, 1/1/16 (a)	5,000,000
1,375,000	Cuyahoga County, OH, Hospital Revenue, Subseries A-1, (MBIA Ins.), 4.100%, 1/1/31 (a)	1,375,000
1,500,000	Euclid, OH, G.O., 4.000%, 5/29/08	1,502,874
11,560,000	Franklin County, OH, Hospital Facilities Revenue, (AMBAC Ins.), 3.450%, 5/1/41 (a)	11,560,000
1,300,000	Franklin County, OH, Hospital Revenue, (LOC - Citibank N.A.), 3.450%, 12/1/11 (a)	1,300,000
5,790,000	Franklin County, OH, Hospital Revenue, (LOC - Citibank), 3.450%, 12/1/20 (a)	5,790,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$9,650,000	Franklin County, OH, Hospital Revenue, (Children’s Hospital), Series A, (FGIC Ins.), 3.430%, 5/1/31 (a)	$9,650,000
5,345,000	Franklin County, OH, Hospital Revenue, (Doctors Ohio Health), Series B, (LOC - National City Bank), 3.450%, 12/1/28 (a)	5,345,000
5,085,000	Franklin County, OH, Hospital Revenue, Series B, (FGIC Ins.), 3.430%, 5/1/29 (a)	5,085,000
115,000	Franklin County, OH, Hospital Revenue, Series D, (LOC - National City Bank), 3.460%, 7/1/29 (a)	115,000
7,160,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank), 3.450%, 12/1/21 (a)	7,160,000
1,365,000	Franklin County, OH, Industrial Development Revenue, (LOC - Bank One Columbus N.A.), 3.830%, 11/1/14 (a)	1,365,000
1,150,000	Franklin County, OH, Revenue, Series C-1, (FGIC Ins.), 3.450%, 12/1/38 (a)	1,150,000
6,500,000	Franklin County, OH, Revenue, Series C-2, (FGIC Ins.), 3.500%, 12/1/38 (a)	6,500,000
915,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill Inc. Project, Series B, (LOC - Bank One Columbus N.A.), 3.450%, 7/1/23 (a)	915,000
500,000	Greene County, OH, G.O., 4.250%, 2/15/08	500,344
650,000	Greene County, OH, G.O., 4.500%, 5/21/08	651,877
2,075,000	Greene County, OH, G.O., 4.000%, 8/12/08	2,082,433
1,090,000	Greene County, OH, Revenue, (LOC - Bank of America N.A.), 3.440%, 1/1/11 (a)	1,090,000
3,885,000	Hamilton County, OH, Health Care Facilities Revenue, Hilltop Health Facilities, (LOC - Bank of America), 3.450%, 6/1/22 (a)	3,885,000
5,505,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - U.S. Bank N.A.), 3.420%, 5/15/28 (a)	5,505,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$4,445,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - JPMorgan Chase Bank), 3.420%, 5/15/28 (a)	$4,445,000
2,005,000	Hamilton County, OH, Hospital Facilities Revenue, Health Alliance, Series F, (MBIA Ins.), 3.420%, 1/1/18 (a)	2,005,000
1,615,000	Hamilton County, OH, Hospital Facilities Revenue, (Children’s Hospital Medical Center), Series M, (LOC - JPMorgan Chase Bank), 3.200%, 5/15/37 (a)	1,615,000
3,045,000	Hamilton County, OH, Hospital Facilities Revenue, Health Alliance, Series B, (MBIA Ins.), 3.420%, 1/1/18 (a)	3,045,000
6,935,000	Hamilton County, OH, Hospital Facilities Revenue, Series A, (LOC - JPMorgan Chase Bank), 3.420%, 6/1/27 (a)	6,935,000
2,000,000	Hamilton County, OH, Hospital Facility Revenue, (MBIA Ins.), 3.260%, 1/1/18 (a)	2,000,000
2,000,000	Hamilton County, OH, Industrial Development Revenue, 3.500%, 10/15/12 (a)	2,000,000
3,740,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC - U.S. Bank N.A.), 3.440%, 12/1/26 (a)	3,740,000
520,000	Hamilton County, OH, Sewer System Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/20	558,335
1,740,000	Harrison Township, OH, Public Improvements Revenue, (LOC - Fifth Third Bank), 3.460%, 12/1/24 (a)	1,740,000
1,000,000	Harrison, OH, G.O., 3.760%, 12/11/08	1,003,280
2,008,300	Huber Heights, OH, G.O., 3.200%, 3/12/08	2,009,262
2,052,000	Huber Heights, OH, G.O., 4.000%, 3/12/08	2,052,465
2,165,000	Huron County, OH, Hospital Facilities Revenue, (Fisher-Titus Medical Center), Series A, (LOC - National City Bank), 3.440%, 12/1/27 (a)	2,165,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$6,745,000	Kent State University, OH, Ohio Universities Revenue, (General Receipts), (MBIA Ins.), 3.500%, 5/1/31 (a)	$6,745,000
500,000	Lake County, OH, G.O., 4.250%, 7/18/08	501,308
4,500,000	Lakota, OH, Local School District, G.O, Series B, 4.000%, 6/12/08	4,518,000
840,000	Lebanon, OH, G.O., BAN (Various Purposes), 4.250%, 5/30/08	841,895
2,000,000	Lima, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 3.430%, 4/1/37 (a)	2,000,000
1,265,000	Lucas County, OH, G.O., (Various Purposes), Series 1, 4.000%, 9/18/08	1,268,039
620,000	Lucas County, OH, Health Care Facilities Refunding Revenue, (Sunset Retirement Communities), Series B, (LOC - Fifth Third Bank), 3.480%, 8/15/30 (a)	620,000
750,000	Mason, OH, City School District, G.O., 4.500%, 2/7/08	750,645
1,100,000	Mason, OH, G.O., BAN, 4.500%, 6/26/08	1,103,792
2,010,000	Mason, OH, G.O., BAN, 3.500%, 12/18/08	2,019,355
1,530,000	Middletown, OH, Airport Facilities Acquisition, G.O., 4.250%, 6/4/08	1,533,119
4,695,000	Napoleon, OH, G.O., BAN (Various Purposes), 4.500%, 7/24/08	4,714,514
3,000,000	North College Hill City School, OH, G.O., BAN, 3.700%, 6/19/08	3,007,258
190,000	Ohio Capital Asset Financing Program Fractionalized Interest, G.O., Series C, (FSA Ins.), 3.750%, 12/1/08	191,101
1,125,000	Ohio State Air Quality Development Authority Refunding Revenue, Timken Project, (LOC - Fifth Third Bank), 3.400%, 11/1/25 (a)	1,125,000
2,175,000	Ohio State Air Quality Development Authority Revenue, Ohio Edison Project, Series A, (LOC - Wachovia Bank N.A.), 3.400%, 2/1/14 (a)	2,175,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$3,050,000	Ohio State Air Quality Development Authority Revenue, Series C, (LOC - Wachovia Bank N.A.), 3.750%, 6/1/23 (a)	$3,050,000
1,300,000	Ohio State Higher Education Facilities, (LOC - Fifth Third Bank), 3.430%, 9/1/27 (a)	1,300,000
100,000	Ohio State Higher Education Facilities Common Revenue, (Various Higher Educational- Pooled Financing PG), (LOC - Fifth Third Bank), 3.470%, 9/1/24 (a)	100,000
2,000,000	Ohio State Higher Education Facilities Revenue, (LOC - Fifth Third Bank), 3.470%, 9/1/25 (a)	2,000,000
4,040,000	Ohio State Higher Education Facilities Revenue, Xavier University, (LOC - U.S. Bank N.A.), 3.370%, 11/1/30 (a)	4,040,000
4,205,000	Ohio State Higher Educational Facilities Commission Revenue, (Various - Higher Educational Facilities - Pooled PG) Series A, (LOC - Fifth Third Bank), 3.470%, 9/1/20 (a)	4,205,000
350,000	Ohio State Higher Educational Facilities Commission Revenue, (Various - Pooled Financing PG), Series A, (LOC - Fifth Third Bank), 3.440%, 9/1/26 (a)	350,000
490,000	Ohio State Higher Educational Facilities Revenue, (Various - Pooled Financing PG), Series B, (LOC - Fifth Third Bank), 3.440%, 9/1/24 (a)	490,000
175,000	Ohio State Higher Educational Facilities Revenue, (Various - Pooled Financing PG), Series B, (LOC - Fifth Third Bank), 3.440%, 11/1/28 (a)	175,000
900,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 3.450%, 12/1/24 (a)	900,000
2,620,000	Ohio State Major New Street Infrastructure Project Revenue, Series 2006-1, 4.000%, 6/15/08	2,625,056
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$1,500,000	Ohio State University General Receipts Revenue, (Various), 3.210%, 12/1/17 (a)	$1,500,000
900,000	Ohio State University General Receipts Revenue, (Various), (FSA Ins.), 3.440%, 12/1/26 (a)	900,000
960,000	Ohio State University General Receipts Revenue, (Various), 3.210%, 12/1/27 (a)	960,000
6,425,000	Ohio State University General Receipts Revenue, (Various), 3.420%, 12/1/31 (a)	6,425,000
1,680,000	Ohio State University Higher Educational Facilities Revenue, Xavier University Project, (Various), (LOC - U.S. Bank N.A.), 3.370%, 5/1/15 (a)	1,680,000
180,000	Ohio State University, G.O., Series B, 3.370%, 3/15/25 (a)	180,000
5,350,000	Ohio State University, G.O., Series D, 3.380%, 2/1/19 (a)	5,350,000
7,065,000	Ohio State University, Infrastructure Improvements Revenue, Series B, 3.400%, 8/1/21 (a)	7,065,000
2,455,000	Ohio State University, Infrastructure Improvements, G.O., Series A, 4.000%, 9/1/08	2,461,819
3,850,000	Ohio State University, Infrastructure Improvements, G.O., Series B, 3.380%, 8/1/17 (a)	3,850,000
3,700,000	Ohio State University, School Improvements, G.O., Series A, 3.400%, 3/15/25 (a)	3,700,000
6,320,000	Ohio State Water Development Authority Revenue, (Various), (MBIA Ins.), 3.500%, 12/1/18 (a)	6,320,000
4,000,000	Ohio State Water Development Authority Revenue, (Various), (LOC - Wachovia Bank N.A.), 3.470%, 12/1/33 (a)	4,000,000
1,900,000	Parma, OH, Hospital Improvements Revenue, Series C, (LOC - JPMorgan Chase Bank), 3.430%, 11/1/30 (a)	1,900,000
4,000,000	Port of Greater Cincinnati, OH, Development Authority Revenue, (LOC - JPMorgan Chase Bank), 3.430%, 4/1/38 (a)	4,000,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$1,000,000	Richland County, OH, G.O., BAN, 4.500%, 7/30/08	$1,004,006
1,200,000	Salem, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 3.430%, 9/1/35 (a)	1,200,000
230,000	Sandusky County, OH, G.O., 4.250%, 9/25/08	230,892
1,820,000	South-Western City School District, OH, Franklin & Pickaway County, G.O., Series A, 4.500%, 12/1/08	1,838,502
1,500,000	Springfield, OH, Local School District, G.O. BAN, 3.750%, 12/18/08	1,509,964
3,595,000	Summit County, OH, Port Authority Revenue, (LOC - Fifth Third Bank), 3.430%, 11/1/36 (a)	3,595,000
300,000	Toledo, OH, City Service Special Assessment, (LOC - State Street B&T Co.), 3.420%, 12/1/08 (a)	300,000
7,285,000	University of Akron, OH, General Receipts Revenue, (FGIC Ins.), 3.480%, 1/1/29 (a)	7,285,000
5,250,000	University of Cincinnati, OH, General Receipts Revenue, Series B, (MBIA Ins.), 3.490%, 6/1/20 (a)	5,250,000
8,900,000	University of Cincinnati, OH, General Receipts Revenue, Series B, (AMBAC Ins.), 3.470%, 6/1/31 (a)	8,900,000
1,000,000	University of Cincinnati, OH, General Receipts Revenue, Series C, BAN, 4.500%, 1/24/08	1,000,535
1,000,000	University of Cincinnati, OH, General Receipts Revenue, Series E, BAN, 4.500%, 1/24/08	1,000,460
1,250,000	Wapakoneta, OH, City School District, G.O. BAN, 3.500%, 6/26/08	1,252,856
537,980	Warren County, OH, Health Care Facilities Revenue, Otterbein Homes, Series B, (LOC - Fifth Third Bank), 3.460%, 7/1/23 (a)	537,980
310,000	Wilmington, OH, BAN, 4.500%, 7/25/08	311,209

Total Municipal Bonds (Cost $291,935,065)		291,935,065

Principal Amount or Shares		Value

Commercial Paper -- 2.2%
Ohio -- 2.2%
$7,000,000	Cuyahoga County, OH, Cleveland Clinic, Bank of America, 3.150%, 3/5/08	$7,000,000

Total Commercial Paper (Cost $7,000,000)		7,000,000

Shares		Value

Cash Equivalents -- 9.3%
15,869,742	Fidelity Institutional Tax-Exempt Portfolio, 3.190% (b)	$15,869,742
13,900,000	Merrill Lynch Institutional Tax-Exempt Fund, 3.240% (b)	13,900,000

Total Cash Equivalents (Cost $29,769,742)		29,769,742

Total Investments (Cost $328,704,807) -- 102.2%		328,704,807

Liabilities in Excess of Other Assets -- (2.2)%		(6,944,800)

Net Assets -- 100.0%		$321,760,007

(a) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.

(b) Rate disclosed is the seven day yield as of December 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.

BAN -- Bond Anticipation Note

FGIC -- Financial Guaranty Insurance Co.

FSA -- Financial Security Assurance

G.O. -- General Obligation

Ins. -- Insured

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

SPA -- Standby Purchase Agreement

Huntington Tax-Free Money Market Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Demand Notes	64.2%
General Market Notes	31.6%
Cash	4.2%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 95.5%
Arizona -- 1.8%
$1,000,000	McAllister Academic Village, AZ, LLC Revenue, Series B, (AMBAC Ins.), 3.500%, 7/1/45 (a)	$1,000,000

Arkansas -- 0.4%
200,000	North Little Rock, AR, Health Facilities Board Revenue, Series B, (MBIA Ins.), 3.480%, 12/1/21 (a)	200,000

Colorado -- 1.8%
1,000,000	University of Colorado Hospital Authority Revenue, Series A, (AMBAC Ins.), 3.470%, 11/15/31 (a)	1,000,000

Florida -- 39.4%
1,000,000	Broward County, FL, Educational Facilities Authority Revenue, (LOC - Bank of America N.A.), 3.440%, 4/1/20 (a)	1,000,000
1,100,000	Broward County, FL, Educational Facilities Authority Revenue, (LOC - Citibank N.A.), 3.420%, 11/1/31 (a)	1,100,000
500,000	Broward County, FL, Housing Finance Authority Revenue, (Freddie Mac Ins.), 3.410%, 12/1/29 (a)	500,000
95,000	Charlotte County, FL, Utility Revenue, Series B, (FSA Ins.), 3.480%, 10/1/21 (a)	95,000
905,000	Collier County, FL, Educational Facilities Authority Revenue, (LOC - Fifth Third Bank), 3.440%, 4/1/28 (a)	905,000
1,125,000	Collier County, FL, Health Facilities Authority Revenue, (LOC - Wachovia Bank N.A.), 3.480%, 12/1/24 (a)	1,125,000
1,460,000	Dade County, FL, Water & Sewer Systems Revenue, (FGIC Ins.), 3.460%, 10/5/22 (a)	1,460,000
450,000	Duval County, FL, Housing Finance Authority Revenue, (LOC - U.S. Bank N.A.), 3.430%, 7/1/25 (a)	450,000
1,580,000	Florida Housing Finance Agency Revenue, Series B, (Fannie Mae Ins.), 3.430%, 8/1/11 (a)	1,580,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Florida -- (Continued)
$670,000	Florida Municipal Power Agency Revenue, (MBIA Ins.), 3.400%, 10/1/19 (a)	$670,000
950,000	Florida State Board of Education Lottery Revenue, Series B, (FGIC Ins.), 5.750%, 7/1/08	962,738
200,000	Florida State Board of Education, G.O., Series B, 5.000%, 6/1/08	201,038
680,000	Florida State Department Environmental Protection Preservation Revenue, (AMBAC Ins.), 3.450%, 7/1/25 (a)	680,000
600,000	Florida State Department of Transportation, G.O., Series A, 5.250%, 7/1/08	604,436
375,000	Fort Lauderdale, FL, Revenue, (FSA Ins.), 3.480%, 6/1/32 (a)	375,000
830,000	Halifax Hospital Medical Center, FL, Health Care Facilities Revenue, (LOC - Bank of America N.A.), 3.420%, 12/1/13 (a)	830,000
600,000	Jacksonville, FL, Capital Project Revenue, Series 2002-1, (FGIC Ins.), 3.400%, 10/1/34 (a)	600,000
700,000	Miami-Dade County, FL, Industrial Development Authority Revenue, (LOC - Bank of America N.A.), 3.480%, 6/1/22 (a)	700,000
120,000	Nassau County, FL, Public Improvements Refunding Revenue, (MBIA Ins.), 4.000%, 5/1/08	120,095
400,000	Orange County, FL, Educational Facilities Authority Revenue, (LOC - Bank of America), 3.740%, 5/1/31 (a)	400,000
305,000	Orange County, FL, Health Facilities Authority Revenue, (LOC - SunTrust Bank), 3.740%, 10/1/15 (a)	305,000
1,000,000	Orange County, FL, School Board COP, Series B, (MBIA Ins.), 3.500%, 8/1/27 (a)	1,000,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Florida -- (Continued)
$600,000	Orange County, FL, School Board COP, Series B, (FGIC Ins.), 3.670%, 8/1/32 (a)	$600,000
400,000	Orange County, FL, School Board COP, Series C, (MBIA Ins.), 3.670%, 8/1/22 (a)	400,000
200,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 3.350%, 5/1/25 (a)	200,000
1,050,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 3.350%, 3/1/30 (a)	1,050,000
700,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 3.460%, 11/1/36 (a)	700,000
800,000	University of North Florida, Foundation, Inc., Revenue, (LOC - Wachovia Bank N.A.), 3.730%, 5/1/28 (a)	800,000
1,000,000	University South Florida Research Foundation, Inc., Revenue, (LOC - Bank of America N.A.), 3.180%, 8/1/34 (a)	1,000,000
1,100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, (Fannie Mae Ins.), 3.410%, 1/15/32 (a)	1,100,000

		21,513,307

Georgia -- 1.8%
1,000,000	Atlanta, GA, Airport Revenue, Series A, (MBIA Ins.), 5.000%, 1/1/08	1,000,000

Illinois -- 2.6%
750,000	Chicago, IL, Park District, G.O., Series C, 5.000%, 1/1/08	750,000
645,000	Illinois Department of Central Management Services, COP, (MBIA Ins.), 5.100%, 7/1/08	649,629

		1,399,629

Indiana -- 3.4%
915,000	Indiana State Educational Facilities Authority Revenue, Series E, (LOC - U.S. Bank N.A.), 3.450%, 10/1/24 (a)	915,000
955,000	University of Southern Indiana Revenue, Series B, (AMBAC Ins.), 3.450%, 10/1/21 (a)	955,000

		1,870,000

Principal Amount		Value

Municipal Bonds -- (Continued)
Kentucky -- 1.3%
$700,000	Lexington, KY, Center Corp. Mortgage Revenue, Series A, (AMBAC Ins.), 3.430%, 10/1/21 (a)	$700,000

Michigan -- 1.9%
950,000	Michigan State Hospital Finance Authority Revenue, Series E, (AMBAC Ins.), 3.500%, 12/1/30 (a)	950,000
100,000	Oakland University, MI, Revenue, (FGIC Ins.), 3.550%, 3/1/31 (a)	100,000

		1,050,000

Minnesota -- 1.7%
940,000	Minnesota State, G.O., 5.500%, 6/1/08	949,558

New Mexico -- 0.5%
250,000	San Juan County, NM, Gross Receipts Tax Revenue, (MBIA Ins.), 3.000%, 6/15/08	249,998

North Carolina -- 1.8%
495,000	New Hanover County, NC, Hospital Revenue, Series B-1, (FSA Ins.), 3.430%, 10/1/26 (a)	495,000
500,000	North Carolina Capital Facilities Finance Agency Revenue, (LOC - Wachovia Bank N.A.), 3.480%, 5/1/27 (a)	500,000

		995,000

Ohio -- 0.9%
500,000	Ashland, OH, Public Improvements, G.O. (Various Purposes), 4.250%, 5/22/08	500,991

Pennsylvania -- 5.0%
1,200,000	Dauphin County, PA, General Authority Revenue, Subseries S-RMKT, (FSA Ins.), 3.450%, 6/1/26 (a)	1,200,000
1,545,000	Pennsylvania State Turnpike Commission Revenue, Series C, (AMBAC Ins.), 3.470%, 12/1/22 (a)	1,545,000

		2,745,000

Tennessee -- 3.0%
1,625,000	Jackson, TN, Health Educational & Housing Facilities Board Multifamily Revenue, (Fannie Mae Ins.), 3.410%, 5/15/31 (a)	1,625,000

Principal Amount		Value

Municipal Bonds -- (Continued)
Texas -- 14.1%
$1,000,000	Austin, TX, G.O., 4.000%, 9/1/08	$1,003,546
170,000	Carrollton, TX, Farmers Branch Independent School District, G.O., (PSF-GTD Ins.), 4.250%, 2/15/08	170,226
280,000	Carrollton, TX, Farmers Branch Independent School District, G.O., (PSF-GTD Ins.), 5.000%, 2/15/08	280,608
2,000,000	Harris County, TX, Health Facilities Development Corp. Revenue, (LOC - Bank One Texas N.A.), 3.750%, 7/1/34 (a)	2,000,000
940,000	Houston, TX, G.O., 5.000%, 3/1/11	943,084
1,000,000	Katy, TX, Independent School District, G.O., (PSF-GTD Ins.), 3.430%, 8/15/33 (a)	1,000,000
275,000	Texas State, G.O., 5.000%, 4/1/08	276,333
930,000	Travis County, TX, Housing Finance Corp. Multifamily Housing Revenue, (Fannie Mae Ins.), 3.410%, 12/15/29 (a)	930,000
1,110,000	Travis County, TX, Housing Finance Corp. Multifamily Housing Revenue, Series A, (Fannie Mae Ins.), 3.410%, 2/15/34 (a)	1,110,000

		7,713,797

Virginia -- 2.3%
925,000	Chesterfield County, VA, Public Improvements, G.O., Series A, 4.750%, 1/1/13	925,000
300,000	Virginia State Public School Authority Revenue, Series D, (State Aid Withholding), 5.000%, 2/1/08	300,493

		1,225,493

Principal Amount or Shares		Value

Municipal Bonds -- (Continued)
Washington -- 6.0%
$1,270,000	King County, WA, School District No. 415 Kent, G.O., (FGIC Ins.), 5.250%, 12/1/13	$1,294,974
2,000,000	Seattle, WA, Municipal Light & Power Revenue, (LOC - JPMorgan Chase Bank), 3.420%, 6/1/21 (a)	2,000,000

		3,294,974

West Virginia -- 2.9%
1,595,000	West Virginia State Hospital Finance Authority Revenue, Series F, (AMBAC Ins.), 3.400%, 12/1/25 (a)	1,595,000

Wisconsin -- 2.9%
1,575,000	Lake Geneva Genoa City, WI, Unified High School District, G.O., 3.610%, 10/30/08	1,575,745

Total Municipal Bonds (Cost $52,203,492)		52,203,492

Cash Equivalents -- 4.2%
1,322,396	Fidelity Institutional Tax-Exempt Portfolio, 3.190% (b)	1,322,396
1,000,000	Merrill Lynch Institutional Tax-Exempt Fund, 3.240% (b)	1,000,000

Total Cash Equivalents (Cost $2,322,396)		2,322,396

Total Investments (Cost $54,525,888) -- 99.7%		54,525,888

Other Assets in Excess of Liabilities -- 0.3%		145,481

Net Assets -- 100.0%		$54,671,369

(a) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.

(b) Rate disclosed is the seven day yield as of December 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.

COP -- Certificate of Participation

FGIC -- Financial Guaranty Insurance Co.

FSA -- Financial Security Assurance

G.O. -- General Obligation

Ins. -- Insured

LLC -- Limited Liability Co.

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

PSF-GTD -- Public School Funding Guarantee

Huntington U.S. Treasury Money Market Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Treasury Bills	58.8%
Repurchase Agreements	37.7%
U.S. Treasury Bonds	3.5%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Treasury Obligations -- 62.5%
U.S. Treasury Bills -- 62.5%
$55,000,000	2.780% - 3.860%, 1/3/08 (a)	$54,990,306
50,000,000	1.990% - 3.958%, 1/10/08 (a)	49,964,497
50,000,000	2.400% - 3.955%, 1/17/08 (a)	49,937,033
40,000,000	2.569%, 1/24/08 (a)	39,934,358
40,000,000	2.300% - 2.885%, 2/7/08 (a)	39,893,419
50,000,000	2.510% - 3.225%, 2/14/08 (a)	49,833,228
50,000,000	2.630% - 2.830%, 2/21/08 (a)	49,804,642
40,000,000	2.840% - 2.965%, 2/28/08 (a)	39,812,950
40,000,000	2.600% - 3.000%, 3/6/08 (a)	39,797,778
35,000,000	2.790% - 2.838%, 3/13/08 (a)	34,803,257
20,000,000	3.800%, 3/20/08 (a)	19,878,322
40,000,000	2.680% - 3.160%, 3/27/08 (a)	39,720,978
10,000,000	3.810%, 4/17/08 (a)	9,886,758
20,000,000	3.865%, 4/24/08 (a)	19,755,217

		538,012,743

Total U.S. Treasury Obligations (Cost $538,012,743)		538,012,743

Repurchase Agreements -- 37.8%
60,000,000	JPMorgan Chase & Co., 1.000%, dated 12/31/07, due 1/2/08, repurchase price $60,003,333 (Fully collateralized by U.S. Treasury securities)	60,000,000
60,000,000	Lehman Brothers Holdings, Inc., 2.350%, dated 12/28/07, due 1/4/08, repurchase price $60,027,416 (Fully collateralized by U.S. Treasury securities)	60,000,000
Principal Amount		Value
Repurchase Agreements -- (Continued)

$24,889,300	Morgan Stanley, 1.080%, dated 12/31/07, due 1/2/08, repurchase price $24,890,793 (Fully collateralized by U.S. Treasury securities)	$24,889,300
60,000,000	The Bear Stearns Cos., Inc., 3.200%, dated 12/27/07, due 1/3/08, repurchase price $60,037,333 (Fully collateralized by U.S. Treasury securities)	60,000,000
60,000,000	The Goldman Sachs & Co., Inc., 0.500%, dated 12/31/07, due 1/2/08, repurchase price $60,001,666 (Fully collateralized by U.S. Treasury securities)	60,000,000
60,000,000	Wells Fargo & Co., 2.930%, dated 12/28/07, due 1/4/08, repurchase price $60,034,183 (Fully collateralized by U.S. Treasury securities)	60,000,000

Total Repurchase Agreements (Cost $324,889,300)		324,889,300

Total Investments (Cost $862,902,043) -- 100.3%		862,902,043

Liabilities in Excess of Other Assets -- (0.3)%		(2,529,669)

Net Assets -- 100.0%		$860,372,374

(a) Rate represents the effective yield at purchase.

Huntington Dividend Capture Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Common Stocks (includes 8.7% Real Estate Investment Trusts)	49.9%
Preferred Stocks (includes 2.0% Real Estate Investment Trusts)	37.1%
Other Investments (Collateral for Securities Lending)	11.5%
Exchange-Traded Funds	1.1%
Cash[1]	0.4%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 56.0%
Consumer Discretionary -- 3.5%
34,000	CBS Corp., Class B	$926,500
26,000	Newell Rubbermaid, Inc.	672,880
11,000	Sherwin-Williams Co. (a)	638,440
15,000	Snap-On, Inc.	723,600
35,000	The Walt Disney Co.	1,129,800

		4,091,220

Consumer Staples -- 4.6%
40,000	ConAgra Foods, Inc.	951,600
15,000	Reynolds American, Inc.	989,400
59,000	Supervalu, Inc.	2,213,680
26,000	The J.M. Smucker Co.	1,337,440

		5,492,120

Energy -- 2.1%
8,500	Chevron Texaco Corp.	793,305
12,500	ConocoPhillips	1,103,750
8,500	ENI SPA	615,655

		2,512,710

Financials -- 12.4%
53,000	American Capital Strategies Ltd.	1,746,880
30,500	Bank of America Corp.	1,258,430
33,000	Chubb Corp.	1,801,140
14,000	Citigroup, Inc.	412,160
23,000	Hartford Financial Services Group, Inc.	2,005,370
49,000	KeyCorp	1,149,050
30,000	Lincoln National Corp.	1,746,600
18,000	Morgan Stanley	955,980
22,000	The Travelers Cos., Inc.	1,183,600
20,000	Wachovia Corp.	760,600
12,000	Washington Mutual, Inc. (a)	163,320
52,000	Wells Fargo & Co.	1,569,880

		14,753,010

Health Care -- 5.6%
40,500	Eli Lilly & Co.	2,162,295
16,000	Merck & Co., Inc.	929,760
91,000	Pfizer, Inc.	2,068,430
35,000	Wyeth (a)	1,546,650

		6,707,135

Shares		Value

Common Stocks -- (Continued)
Industrials -- 8.0%
5,000	Burlington Northern Santa Fe Corp.	$416,150
31,000	Cooper Industries Ltd., Class A	1,639,280
17,000	CSX Corp.	747,660
12,500	Eaton Corp.	1,211,875
14,000	Lockheed Martin Corp.	1,473,640
9,500	Northrop Grumman Corp.	747,080
51,500	R.R. Donnelley & Sons Co.	1,943,610
23,000	Raytheon Co.	1,396,100

		9,575,395

Materials -- 2.0%
6,000	Air Products & Chemical, Inc.	591,780
32,000	Du Pont (E.I.) de Nemours & Co.	1,410,880
15,000	RPM International, Inc.	304,500

		2,307,160

Real Estate Investment Trusts -- 9.8%
26,500	Apartment Investment & Management Co.	920,345
35,000	Brandywine Realty Trust	627,550
33,000	Cedar Shopping Centers, Inc.	337,590
34,500	First Industrial Realty Trust, Inc. (a)	1,193,700
21,000	Highwoods Properties, Inc.	616,980
28,000	Hospitality Properties Trust	902,160
51,000	Host Hotels & Resorts, Inc.	869,040
33,000	Lexington Realty Trust (a)	479,820
10,000	Mack-Cali Realty Corp.	340,000
7,000	Mid-America Apartment Communities, Inc.	299,250
10,000	National Retail Properties, Inc.	233,800
30,000	One Liberty Properties, Inc.	551,100
22,000	ProLogis	1,394,360
22,000	Ramco-Gershenson Properties Trust	470,140
31,000	Realty Income Corp. (a)	837,620
7,000	Simon Property Group, Inc.	608,020
32,000	Weingarten Realty Investors	1,006,080

		11,687,555

Shares		Value

Common Stocks -- (Continued)
Technology -- 2.5%
22,000	Accenture Ltd.	$792,660
22,000	Hewlett-Packard Co.	1,110,560
10,000	International Business Machines Corp.	1,081,000

		2,984,220

Telecommunications -- 2.9%
46,500	AT&T, Inc.	1,932,540
18,000	Embarq Corp.	891,540
15,000	Verizon Communications, Inc.	655,350

		3,479,430

Utilities -- 2.6%
37,000	Consolidated Edison, Inc.	1,807,450
29,000	Duke Energy Corp.	584,930
33,000	Xcel Energy, Inc.	744,810

		3,137,190

Total Common Stocks (Cost $67,986,187)		66,727,145

Preferred Stocks -- 41.7%
Consumer Discretionary -- 1.8%
95,000	Comcast Corp., 7.000% (a)	2,161,250

Financials -- 33.3%
115,000	ABN Amro Capital Funding Trust V, 5.900%	2,093,000
80,000	ACE Ltd., Series C, 7.800%	1,912,000
45,000	American International Group, Inc., Series A-4, 6.450%	940,500
50,000	ASBC Capital I, 7.625%	1,200,000
55,000	BAC Capital Trust XII, 6.875%	1,243,000
40,000	Barclays Bank PLC, Series 2, 6.625%	868,800
20,000	Citigroup Capital Trust VIII, 6.950%	421,000
59,000	Countrywide Financial Capital IV, 6.750%	695,610
20,000	Fleet Capital Trust VIII, 7.200%	470,000
80,000	General Electric Capital Corp., 6.100%	1,910,400
7,000	General Electric Capital Corp., Series A, 6.450%	180,250
35,608	Goldman Sachs Group, Inc., Series B, 6.200% (a)	815,067
70,000	HSBC Holdings PLC, Series A, 6.200%	1,425,900
143,802	ING Groep NV, 6.125% (a)	2,746,618
60,000	JPMorgan Chase & Co., Series X, 7.000% (a)	1,416,000
75,000	KeyCorp Capital VIII, 7.000% (a)	1,507,500
65,000	Lehman Brothers Holdings, Inc., 6.500% (a)	1,405,950
4,000	Lincoln National Capital VI, Series F, 6.750% (a)	90,200
10,000	Merrill Lynch & Co. Capital Trust III, 7.000%	208,000
100,000	Merrill Lynch & Co. Capital Trust V, 7.280% (a)	2,200,000
5,000	MetLife, Inc., Series B, 6.500%	109,200
70,000	Morgan Stanley Capital Trust, 6.600%	1,372,700
Shares		Value

Preferred Stocks -- (Continued)
Financials -- (Continued)
80,000	National City Capital Trust II, 6.625%	$1,324,000
45,887	PLC Capital Trust, 7.250% (a)	1,009,514
68,884	Prudential PLC, 6.500%	1,390,079
92,800	RenaissanceRe Holdings Ltd., Series B, 7.300%	2,018,400
105,000	Royal Bank of Scotland Group PLC, Series N, 6.350%	2,047,500
90,000	SLM Corp., 6.000%	1,575,900
130,000	The Bank of New York, Inc. Capital V, 7.800%	2,698,800
115,000	Wells Fargo Capital Trust VIII, 5.850%	2,319,550

		39,615,438

Real Estate Investment Trusts -- 2.3%
15,000	ProLogis Trust, Series F, 6.750%	318,600
130,000	Public Storage, Inc., Series F, 6.450%	2,450,500

		2,769,100

Telecommunications -- 0.4%
20,000	AT&T, Inc., 6.3750%	482,400

		482,400

Utilities -- 3.9%
132,410	BGE Capital Trust II, 6.200%	2,800,472
80,000	FPL Group Capital, Inc., Series A, 6.600% (a)	1,920,000

		4,720,472

Total Preferred Stocks (Cost $59,918,389)		49,748,660

Mutual Funds -- 1.2%
Exchange Traded Funds -- 1.2%
55,000	AMEX Technology SPDR (a)	1,460,250

Total Mutual Funds (Cost $914,244)		1,460,250

Cash Equivalents -- 0.5%
538,124	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	538,124

Total Cash Equivalents (Cost $538,124)		538,124

Short-Term Securities Held As Collateral For Securities Lending -- 12.9%
	Pool of various securities for the Huntington Funds	15,422,945

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $15,422,945)		15,422,945

Total Investments (Cost $144,779,889) -- 112.3%		133,897,124

Liabilities in Excess of Other Assets -- (12.3)%		(14,718,454)

Net Assets -- 100.0%		$119,178,670

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

PLC -- Public Liability Co.

Huntington Growth Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Technology	20.8%
Energy	14.4%
Health Care	13.7%
Consumer Staples	11.5%
Industrials	10.7%
Financials	5.8%
Materials	5.5%
Consumer Discretionary	5.0%
Other Investments (Collateral for Securities Lending)	4.9%
Utilities	3.9%
Cash[1]	2.4%
Telecommunications	1.4%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash includes investments in an affilated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 97.6%
Consumer Discretionary -- 5.3%
93,000	Johnson Controls, Inc.	$3,351,720
83,800	McDonald’s Corp.	4,936,658
71,400	Nike, Inc., Class B	4,586,736

		12,875,114

Consumer Staples -- 12.1%
45,000	British American Tobacco PLC ADR	3,535,200
20,000	Bunge Ltd. (a)	2,328,200
93,250	Colgate-Palmolive Co.	7,269,770
26,200	CVS Corp.	1,041,450
128,400	Kroger Co.	3,429,564
64,000	Molson Coors Brewing Co., Class B	3,303,680
56,000	PepsiCo, Inc.	4,250,400
60,000	Procter & Gamble Co.	4,405,200

		29,563,464

Energy -- 15.2%
68,000	Anadarko Petroleum Corp.	4,466,920
20,000	China Petroleum & Chemical Corp. ADR	2,964,000
40,000	Devon Energy Corp.	3,556,400
81,065	Exxon Mobil Corp.	7,594,980
32,400	Hess Corp.	3,267,864
58,500	National Oilwell Varco, Inc.*	4,297,410
99,880	Occidental Petroleum Corp.	7,689,761
20,931	Transocean, Inc.*	2,996,244

		36,833,579

Financials -- 6.1%
12	Berkshire Hathaway, Inc., Class A*	1,699,200
20,000	BlackRock, Inc.	4,336,000
27,700	MetLife, Inc.	1,706,874
85,000	NASDAQ Stock Market, Inc.*	4,206,650

Shares		Value

Common Stocks -- (Continued)
Financials -- (Continued)
31,300	Prudential Financial, Inc.	$2,912,152

		14,860,876

Health Care -- 14.4%
50,000	Abbott Laboratories (a)	2,807,500
25,000	Alcon, Inc. (a)	3,576,000
90,000	Baxter International, Inc.	5,224,500
120,000	Bristol-Myers Squibb Co.	3,182,400
95,000	Gilead Sciences, Inc.*	4,370,950
42,000	Merck & Co., Inc.	2,440,620
80,000	Novo-Nordisk A/S	5,188,800
95,730	Schering-Plough Corp.	2,550,247
40,000	Stryker Corp.	2,988,800
48,700	Thermo Fisher Scientific, Inc.* (a)	2,809,016

		35,138,833

Industrials -- 11.3%
45,000	Emerson Electric Co.	2,549,700
100,000	General Electric Co.	3,707,000
95,000	Illinois Tool Works, Inc. (a)	5,086,300
35,700	Lockheed Martin Corp.	3,757,782
70,000	Manitowoc Co.	3,418,100
22,000	Precision Castparts Corp.	3,051,400
20,000	Union Pacific Corp.	2,512,400
40,000	W.W. Grainger, Inc.	3,500,800

		27,583,482

Materials -- 5.8%
24,000	ArcelorMittal, Class A (a)	1,856,400
24,900	BASF AG ADR	3,686,380
33,000	Monsanto Co.	3,685,770
13,534	Freeport-McMoran Copper & Gold, Inc., Class B	1,386,423
Shares		Value

Common Stocks -- (Continued)
Materials -- (Continued)
38,990	Praxair, Inc.	$3,458,803

		14,073,776

Technology -- 21.8%
44,000	Amphenol Corp., Class A	2,040,280
28,600	Apple Computer, Inc.*	5,665,088
42,666	ASML Holding NV*	1,335,019
150,000	Corning, Inc.	3,598,500
140,000	Cisco Systems, Inc.*	3,789,800
100,000	EMC Corp.*	1,853,000
4,300	Google, Inc., Class A*	2,973,364
43,000	Harris Corp.	2,695,240
181,587	Hewlett-Packard Co.	9,166,512
27,600	International Business Machines Corp. (a)	2,983,560
45,000	MEMC Electronic Materials, Inc.*	3,982,050
170,625	Microsoft Corp.	6,074,250
300,000	Oracle Corp.*	6,774,000

		52,930,663

Telecommunications -- 1.5%
100,000	Vodafone Group PLC ADR	3,732,000

		3,732,000

Shares		Value

Common Stocks -- (Continued)
Utilities -- 4.1%
39,000	FirstEnergy Corp.	$2,821,260
53,610	FPL Group, Inc.	3,627,789
80,000	NRG Energy, Inc.*	3,467,200

		9,916,249

Total Common Stocks (Cost $168,742,476)		237,508,036

Cash Equivalents -- 2.5%
6,006,198	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	6,006,198

Total Cash Equivalents (Cost $6,006,198)		6,006,198

Short-Term Securities Held As Collateral For Securities Lending -- 5.2%
	Pool of various securities for the Huntington Funds	12,655,585

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $12,655,585)		12,655,585

Total Investments (Cost $187,404,259) -- 105.3%		256,169,819

Liabilities in Excess of Other Assets -- (5.3)%		(12,825,174)

Net Assets -- 100.0%		$243,344,645

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

Huntington Income Equity Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Financials	18.9%
Technology	13.2%
Other Investments (Collateral for Securities Lending)	11.3%
Industrials	9.7%
Energy	9.0%
Health Care	8.2%
Consumer Discretionary	7.8%
Consumer Staples	6.0%
Telecommunications	5.0%
Materials	4.9%
Utilities	3.4%
Real Estate Investment Trusts	1.7%
Cash[1]	0.9%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 99.2%
Consumer Discretionary -- 8.8%
155,800	CBS Corp., Class B	$4,245,550
30,000	Cummins, Inc.	3,821,100
85,000	D. R. Horton, Inc.	1,119,450
46,300	Genuine Parts Co.	2,143,690
67,000	Lennar Corp. (a)	1,198,630
155,600	Time Warner, Inc. (a)	2,568,956

		15,097,376

Consumer Staples -- 6.8%
116,200	Archer-Daniels-Midland Co.	5,395,166
32,100	General Mills, Inc.	1,829,700
85,600	Molson Coors Brewing Co., Class B	4,418,672

		11,643,538

Energy -- 10.2%
24,800	Apache Corp.	2,666,992
27,600	Chevron Texaco Corp.	2,575,908
34,300	ConocoPhillips	3,028,690
15,000	Devon Energy Corp.	1,333,650
18,200	Marathon Oil Corp.	1,107,652
38,700	Occidental Petroleum Corp.	2,979,513
42,400	Progress Energy, Inc.	2,053,432
26,000	Valero Energy Corp.	1,820,780

		17,566,617

Financials -- 21.4%
92,600	AMBAC Financial Group, Inc. (a)	2,386,302
67,700	Bank of America Corp.	2,793,302
104,000	BB&T Corp. (a)	3,189,680
74,700	Citigroup, Inc.	2,199,168
93,500	JPMorgan Chase & Co.	4,081,275
56,500	Lehman Brothers Holdings, Inc. (a)	3,697,360
Shares		Value

Common Stocks -- (Continued)
Financials -- (Continued)
58,900	Lincoln National Corp.	$3,429,158
98,800	MBIA, Inc. (a)	1,840,644
114,000	National City Corp.	1,876,440
127,399	Regions Financial Corp. (a)	3,012,986
74,800	U.S. Bancorp (a)	2,374,152
42,100	Unitrin, Inc.	2,020,379
104,900	Wachovia Corp.	3,989,347

		36,890,193

Health Care -- 9.3%
82,000	Johnson & Johnson	5,469,400
40,700	Merck & Co., Inc.	2,365,077
70,200	Pfizer, Inc.	1,595,646
56,500	Sanofi-Aventis ADR (a)	2,572,445
92,700	Wyeth	4,096,413

		16,098,981

Industrials -- 11.0%
33,600	Eaton Corp.	3,257,520
66,000	General Electric Co.	2,446,620
85,900	Ingersoll Rand Co.	3,991,773
33,300	L-3 Communications Corp. (a)	3,527,802
61,850	Parker Hannifin Corp.	4,657,924
30,000	R.R. Donnelley & Sons Co.	1,132,200

		19,013,839

Materials -- 5.5%
83,000	Du Pont (E.I.) de Nemours & Co.	3,659,470
34,700	PPG Industries, Inc.	2,436,981
84,200	The Dow Chemical Co.	3,319,164

		9,415,615

Shares		Value

Common Stocks -- (Continued)
Real Estate Investment Trusts -- 1.9%
41,000	Hospitality Properties Trust	$1,321,020
55,400	Mack-Cali Realty Corp.	1,883,600

		3,204,620

Technology -- 14.9%
53,000	Automatic Data Processing, Inc.	2,360,090
104,000	Cisco Systems, Inc.*	2,815,280
54,200	Hewlett-Packard Co.	2,736,016
28,100	International Business Machines Corp. (a)	3,037,610
123,400	Nokia Corp.	4,737,326
146,000	Oracle Corp.*	3,296,680
37,500	Texas Instruments, Inc.	1,252,500
70,000	United Technologies Corp.	5,357,800

		25,593,302

Telecommunications -- 5.6%
53,400	AT&T, Inc.	2,219,304
64,600	BT Group PLC ADR	3,483,232
178,500	Deutsche Telecom AG ADR	3,868,095

		9,570,631

Shares		Value

Common Stocks -- (Continued)
Utilities -- 3.8%
41,000	Consolidated Edison, Inc.	$2,002,850
21,100	DTE Energy Co.	927,556
86,600	Duke Energy Corp.	1,746,722
108,900	TECO Energy, Inc. (a)	1,874,169

		6,551,297

Total Common Stocks (Cost $140,035,577)		170,646,009

Cash Equivalents -- 1.0%
1,598,478	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	1,598,478

Total Cash Equivalents (Cost $1,598,478)		1,598,478

Short-Term Securities Held As Collateral For Securities Lending -- 12.8%
	Pool of various securities for the Huntington Funds	22,013,673

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $22,013,673)		22,013,673

Total Investments (Cost $163,647,728) -- 113.0%		194,258,160

Liabilities in Excess of Other Assets -- (13.0)%		(22,280,087)

Net Assets -- 100.0%		$171,978,073

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

Huntington International Equity Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value
Japan	20.4%
United Kingdom	19.7%
France	8.0%
Netherlands	6.7%
Switzerland	5.6%
Germany	5.3%
Singapore	4.6%
Spain	4.2%
Repurchase Agreements	4.0%
Ireland	3.2%
Sweden	3.0%
Norway	2.6%
Netherlands Antilles	2.4%
Finland	2.3%
Canada	1.5%
India	1.5%
Taiwan	1.1%
Hong Kong	1.1%
Malaysia	1.0%
Mexico	0.9%
Italy	0.9%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 88.0%
Canada -- 1.4%
Energy -- 1.4%
70,000	EnCana Corp.	$4,757,200

Finland -- 2.2%
Telecommunications -- 2.2%
194,000	Nokia Oyj	7,521,315

France -- 7.7%
Consumer Discretionary -- 2.1%
156,000	Vivendi	7,156,424

Energy -- 2.0%
80,140	Total SA	6,658,026

Financials -- 2.0%
174,900	AXA ADR	6,945,279

Utilities -- 1.6%
79,800	Suez SA ADR	5,433,406

		26,193,135

Shares		Value

Common Stocks -- (Continued)
Germany -- 5.1%
Health Care -- 1.4%
76,300	Stada Arzneimittel AG	$4,703,776

Technology -- 1.6%
104,400	SAP AG ADR	5,436,419

Utilities -- 2.1%
100,000	E.ON AG ADR	7,025,000

		17,165,195

Ireland -- 3.1%
Consumer Staples -- 1.5%
163,300	Kerry Group PLC	5,180,413

Financials -- 1.6%
335,000	Anglo Irish Bank Corp. PLC	5,396,907

		10,577,320

Italy -- 0.9%
Industrials -- 0.9%
96,000	Finmeccanica SPA	3,083,328

Shares		Value

Common Stocks -- (Continued)
Japan -- 19.6%
Consumer Discretionary -- 5.7%
152,000	Honda Motor Co. Ltd.	$5,102,954
222,000	Matsushita Electric Industrial Co. Ltd.	4,600,985
16,150	Nintendo Co. Ltd.	9,672,650

		19,376,589

Consumer Staples -- 3.4%
390,000	Ajinomoto Co., Inc.	4,437,690
113,600	Unicharm Corp.	7,190,260

		11,627,950

Financials -- 1.5%
524,500	Mitsubishi UFJ Financial Group, Inc. ADR	4,893,585

Health Care -- 2.0%
102,000	Eisai Co. Ltd.	4,017,905
60,000	ONO Pharmaceutical Co. Ltd.	2,803,939

		6,821,844

Industrials -- 3.2%
48,000	FANUC Ltd.	4,675,381
223,000	KOMATSU Ltd.	6,069,114

		10,744,495

Technology -- 3.8%
148,500	Canon, Inc.	6,913,160
330,000	Sharp Corp.	5,938,227

		12,851,387

		66,315,850

Mexico -- 0.9%
Materials -- 0.9%
116,604	Cemex S.A.B. de C.V. ADR	3,014,213

Netherlands -- 6.5%
Consumer Discretionary -- 2.4%
191,000	Koninklijke (Royal) Phillips Electronics NV	8,165,250

Financials -- 2.1%
147,012	ING Groep NV	5,749,037
30,000	ING Groep NV ADR	1,167,300

		6,916,337

Industrials -- 2.0%
165,800	TNT NV ADR	6,847,333

		21,928,920

Netherlands Antilles -- 2.3%
Energy -- 2.3%
79,000	Schlumberger Ltd.	7,771,230

Norway -- 2.5%
Telecommunications -- 2.5%
351,000	Telenor ASA	8,390,400

Shares		Value

Common Stocks -- (Continued)
Singapore -- 4.4%
Industrials -- 2.0%
746,000	Keppel Corp. Ltd.	$6,739,402

Telecommunications -- 2.4%
2,955,930	Singapore Telecommunications Ltd.	8,216,623

		14,956,025

Spain -- 4.1%
Financials -- 1.7%
240,700	Banco Bilbao Vizcaya Argentaria SA ADR	5,836,975

Telecommunications -- 2.4%
249,384	Telefonica SA	8,100,860

		13,937,835

Sweden -- 2.9%
Financials -- 1.3%
162,600	Swedbank AB, Class A	4,605,163

Industrials -- 1.6%
310,500	Sandvik AB	5,346,074

		9,951,237

Switzerland -- 5.4%
Health Care -- 2.6%
123,900	Novartis AG	6,797,588
12,000	Roche Holding AG	2,073,682

		8,871,270

Materials -- 2.8%
183,100	Syngenta AG ADR	9,275,846

		18,147,116

United Kingdom -- 19.0%
Consumer Discretionary -- 1.7%
384,000	Pearson PLC	5,594,793

Consumer Staples -- 5.8%
554,400	Cadbury Schweppes PLC ADR	6,852,619
520,000	Tate & Lyle PLC	4,605,800
872,284	Tesco PLC ADR	8,286,012

		19,744,431

Energy -- 2.7%
398,000	BG Group PLC ADR	9,110,089

Financials -- 2.6%
240,000	Standard Chartered PLC	8,808,742

Health Care -- 0.6%
42,850	GlaxoSmithKline PLC ADR	2,159,212

Industrials -- 1.9%
608,000	Rolls-Royce Group PLC	6,607,512

Shares		Value

Common Stocks -- (Continued)
United Kingdom -- (Continued)
Materials -- 2.0%
16,000	Rio Tinto PLC ADR	$6,718,400

Utilities -- 1.7%
177,100	Scottish & Southern Energy PLC	5,773,965

		64,517,144

Total Common Stocks (Cost $199,643,139)		298,227,463

Mutual Funds -- 4.6%
Exchange Traded Funds -- 4.6%
165,000	iShares MSCI Hong Kong Index Fund	3,630,000
88,200	Morgan Stanley India Fund	4,841,298
275,000	iShares MSCI Malaysia Index Fund	3,484,250
235,000	iShares MSCI Taiwan Index Fund	3,539,100

Total Mutual Funds (Cost $11,944,583)		15,494,648

Principal Amount		Value

Repurchase Agreements -- 3.9%
$13,232,000	State Street Bank, 1.200%, dated 12/28/07, due 1/2/08, repurchase price 13,232,882 (Fully collateralized by U.S. Treasury securities)	$13,232,000

Total Repurchase Agreements (Cost $13,232,000)		13,232,000

Total Investments (Cost $224,819,722) -- 96.5%		326,954,111

Other Assets in Excess of Liabilities -- 3.5%		11,926,406

Net Assets -- 100.0%		$338,880,517

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

Huntington Macro 100 Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Technology	40.5%
Other Investments (Collateral for Securities Lending)	15.6%
Consumer Discretionary	14.6%
Financials	12.5%
Consumer Staples	5.7%
Telecommunications	5.3%
Cash[1]	1.9%
Industrials	1.5%
Health Care	1.0%
Materials	0.9%
Utilities	0.5%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 98.1%
Consumer Discretionary -- 17.3%
5,100	Amazon.com, Inc.*	$472,464
7,100	Carnival Corp.	315,879
11,700	CBS Corp., Class B	318,825
7,900	Clear Channel Communications, Inc.	272,708
17,800	eBay, Inc.* (a)	590,782
3,300	Expedia, Inc.* (a)	104,346
2,500	Family Dollar Stores, Inc.	48,075
8,300	Gap, Inc.	176,624
2,700	Genuine Parts Co.	125,010
1,200	Harman International Industries, Inc. (a)	88,452
31,700	Home Depot, Inc.	853,998
3,600	IAC/InterActiveCorp*	96,912
7,500	Interpublic Group of Cos., Inc.* (a)	60,825
1,800	Jones Apparel Group, Inc.	28,782
5,200	Kohl’s Corp.* (a)	238,160
23,600	Lowe’s Cos., Inc.	533,832
2,252	RadioShack Corp.	37,969
12,300	Southwest Airlines Co.	150,060
2,350	The New York Times Co., Class A	41,195
38,100	Wal-Mart Stores, Inc.	1,810,893

		6,365,791

Consumer Staples -- 6.8%
7,000	Avon Products, Inc.	276,710
31,400	Coca-Cola Co. (a)	1,927,018
4,600	Coca-Cola Enterprises, Inc.	119,738
11,500	Sara Lee Corp.	184,690

		2,508,156

Financials -- 14.9%
3,900	Ameriprise Financial, Inc.	214,929
6,600	Capital One Financial Corp.	311,916
16,000	Charles Schwab Corp.	408,800
2,500	Comerica, Inc. (a)	108,825
Shares		Value

Common Stocks -- (Continued)
Financials -- (Continued)
8,450	Discover Financial Services	$127,426
15,300	Federal National Mortgage Association	611,694
8,800	Fifth Third Bancorp	221,144
2,000	First Horizon National Corp. (a)	36,300
10,900	Federal Home Loan Mortgage Corp.	371,363
6,600	Goldman Sachs Group, Inc.	1,419,330
8,700	Marsh & McLennan Cos., Inc.	230,289
1,500	MGIC Investment Corp. (a)	33,645
16,600	Morgan Stanley	881,626
4,800	NYSE Euronext	421,296
5,700	Sovereign Bancorp, Inc.	64,980

		5,463,563

Health Care -- 1.2%
18,500	Boston Scientific Corp.*	215,155
2,000	PerkinElmer, Inc.	52,040
7,600	Tenet Healthcare Corp.*	38,608
1,800	Waters Corp.*	142,326

		448,129

Industrials -- 1.8%
29,600	Ford Motor Co.*	199,208
8,800	General Motors Corp.	219,032
7,100	International Paper Co.	229,898

		648,138

Materials -- 1.1%
21,900	Applied Materials, Inc.	388,944

Technology -- 48.1%
9,100	Adobe Systems, Inc.*	388,843
8,700	Advanced Micro Devices, Inc.*	65,250
1,800	Affiliated Computer Services, Inc.*	81,180

Shares		Value

Common Stocks -- (Continued)
Technology -- (Continued)
5,700	Altera Corp.	$110,124
5,400	Analog Devices, Inc.	171,180
3,800	Autodesk, Inc.*	189,088
3,300	BMC Software, Inc.*	117,612
6,600	CA, Inc. (a)	164,670
1,500	Ciena Corp.* (a)	51,165
67,800	Cisco Systems, Inc.*	1,835,346
5,300	Compuware Corp.*	47,064
35,400	Dell, Inc.* (a)	867,654
33,000	EMC Corp.*	611,490
86,900	Intel Corp.	2,316,754
18,300	International Business Machines Corp.	1,978,230
5,500	Intuit, Inc.*	173,855
3,000	Jabil Circuit, Inc.	45,810
3,400	JDS Uniphase Corp.*	45,220
3,230	KLA-Tencor Corp.	155,557
1,700	Lexmark International, Inc.*	59,262
4,894	Linear Technology Corp. (a)	155,776
12,200	LSI Corp.* (a)	64,782
5,286	Maxim Integrated Products, Inc.	139,973
11,800	Micron Technology, Inc.* (a)	85,550
62,600	Microsoft Corp. (a)	2,228,560
2,350	Molex, Inc.	64,155
37,100	Motorola, Inc.	595,084
5,400	Novell, Inc.*	37,098
2,058	Novellus Systems, Inc.*	56,739
8,550	NVIDIA Corp.* (a)	290,871
62,100	Oracle Corp.*	1,402,218
3,500	PMC-Sierra, Inc.*	22,890
2,644	QLogic Corp.*	37,545
25,800	QUALCOMM, Inc.	1,015,230
8,300	Sanmina Corp.*	15,106
13,950	Sun Microsystems, Inc.*	252,914
14,499	Symantec Corp.*	234,014
3,030	Teradyne, Inc.*	31,330
22,500	Texas Instruments, Inc. (a)	751,500
Shares		Value

Common Stocks -- (Continued)
Technology -- (Continued)
5,500	Unisys Corp.*	$26,015
4,100	VeriSign, Inc.*	154,201
5,400	Xilinx, Inc.	118,098
19,100	Yahoo!, Inc.*	444,267

		17,699,270

Telecommunications -- 6.3%
1,900	ADC Telecommunications, Inc.* (a)	29,545
48,300	Comcast Corp., Class A*	881,958
9,000	Juniper Networks, Inc.* (a)	298,800
45,100	Sprint Corp.	592,163
6,900	Tellabs, Inc.*	45,126
10,900	Viacom, Inc., Class B*	478,728

		2,326,320

Utilities -- 0.6%
2,800	DTE Energy Co.	123,088
6,300	Dynegy, Inc., Class A*	44,982
3,326	TECO Energy, Inc. (a)	57,240

		225,310

Total Common Stocks (Cost $37,992,873)		36,073,621

Cash Equivalents -- 2.2%
804,497	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	804,497

Total Cash Equivalents (Cost $804,497)		804,497

Short-Term Securities Held As Collateral For Securities Lending -- 18.6%
	Pool of various securities for the Huntington Funds	6,837,593

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $6,837,593)		6,837,593

Total Investments (Cost $45,634,963) -- 118.9%		43,715,711

Liabilities in Excess of Other Assets -- (18.9)%		(6,929,867)

Net Assets -- 100.0%		$36,785,844

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

Huntington Mid Corp America Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Industrials	15.1%
Technology	13.4%
Health Care	12.3%
Other Investments (Collateral for Securities Lending)	11.0%
Energy	10.9%
Financials	9.7%
Consumer Discretionary	8.3%
Materials	7.2%
Utilities	5.0%
Cash[1]	3.5%
Consumer Staples	2.5%
Telecommunications	1.1%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 96.3%
Consumer Discretionary -- 9.3%
19,500	Abercrombie & Fitch Co., Class A	$1,559,415
30,900	AnnTaylor Stores Corp.*	789,804
32,400	BorgWarner, Inc.	1,568,484
16,900	Brunswick Corp.	288,145
17,200	Cummins Engine, Inc.	2,190,764
30,934	Fidelity National Title Group, Inc., Class A	451,946
19,200	Hanover Insurance Group, Inc.	879,360
23,000	Liz Claiborne, Inc.	468,050
40,000	Nordstrom, Inc. (a)	1,469,200
5,000	Polo Ralph Lauren Corp. (a)	308,950
12,000	Republic Services, Inc., Class A	376,200
37,200	Royal Caribbean Cruises Ltd. (a)	1,578,768
27,500	Sonic Automotives, Inc.	532,400
14,700	The Stanley Works	712,656
10,000	UniFirst Corp.	380,000
10,600	Whirlpool Corp. (a)	865,278
8,000	Wolverine World Wide, Inc.	196,160
31,800	Zales Corp.* (a)	510,708

		15,126,288

Consumer Staples -- 2.8%
32,000	Church & Dwight Co., Inc.	1,730,240
20,000	Constellation Brands, Inc.*	472,800
20,700	Ralcorp Holding, Inc.*	1,258,353
18,900	Smithfield Foods, Inc.*	546,588
16,400	Supervalu, Inc.	615,328

		4,623,309

Shares		Value

Common Stocks -- (Continued)
Energy -- 12.3%
4,500	Baker Hughes, Inc.	$364,950
62,700	Chesapeake Energy Corp. (a)	2,457,840
33,544	Devon Energy Corp.	2,982,397
11,300	Forest Oil Corp.*	574,492
29,200	Helmerich & Payne, Inc.	1,170,044
9,145	Mariner Energy, Inc.*	209,237
20,800	Murphy Oil Corp.	1,764,672
27,900	National Fuel Gas Co.	1,302,372
68,000	Noble Energy, Inc.	5,407,360
6,000	Smith International, Inc.	443,100
66,200	Spectra Energy Corp.	1,709,284
15,000	Unit Corp.*	693,750
12,600	Weatherford International, Inc.*	864,360

		19,943,858

Financials -- 10.9%
28,500	Allied Capital Corp. (a)	612,750
17,900	AMBAC Financial Group, Inc. (a)	461,283
14,600	AMCORE Financial, Inc.	331,420
26,200	AmeriCredit Corp.* (a)	335,098
21,200	BancorpSouth, Inc.	500,532
12,400	The Bear Stearns Cos., Inc. (a)	1,094,300
18,818	BOK Financial Corp.	972,891
10,700	Cincinnati Financial Corp.	423,078
3,000	CIT Group, Inc.	72,090
26,900	City National Corp.	1,601,895
24,200	First American Financial Corp.	825,704
17,000	FirstMerit Corp.	340,170
7,372	Fulton Financial Corp.	82,714
Shares		Value

Common Stocks -- (Continued)
Financials -- (Continued)
30,700	Genworth Financial, Inc.	$781,315
20,000	Legg Mason, Inc. (a)	1,463,000
13,300	M&T Bank Corp.	1,084,881
22,100	Nationwide Financial Services, Inc.	994,721
62,250	Old Republic International Corp.	959,272
30,900	Protective Life Corp.	1,267,518
8,000	T. Rowe Price Group, Inc. (a)	487,040
32,800	TCF Financial Corp.	588,104
26,700	Torchmark Corp.	1,616,151
21,000	Wilmington Trust Corp.	739,200

		17,635,127

Health Care -- 13.8%
14,500	Aetna, Inc.	837,085
50,000	AmerisourceBergen Corp.	2,243,500
26,100	Barr Laboratories, Inc.*	1,385,910
8,300	Cephalon, Inc.* (a)	595,608
38,775	Coventry Health Care, Inc.*	2,297,418
8,000	Dentsply International, Inc.	360,160
27,800	Invitrogen Corp.*	2,596,798
29,800	Lincare Holdings, Inc.*	1,047,768
76,300	Mylan Laboratories, Inc. (a)	1,072,778
24,900	Omnicare, Inc.	567,969
22,200	Owens & Minor, Inc.	941,946
36,000	Pediatrix Medical Group, Inc.*	2,453,400
4,168	PharMerica Corp.*	57,852
16,000	Quest Diagnostics, Inc.	846,400
73,156	Thermo Fisher Scientific, Inc.* (a)	4,219,638
20,200	Wellcare Group, Inc.*	856,682

		22,380,912

Industrials -- 17.1%
10,200	Alliant Techsystems, Inc.*	1,160,352
47,200	Cooper Industries Ltd., Class A	2,495,936
27,000	Eastman Chemical Co.	1,649,430
16,000	Elbit Systems Ltd.	953,440
3,000	G&K Services, Inc., Class A	112,560
54,000	Kennametal, Inc.	2,044,440
39,000	L-3 Communications Corp.	4,131,660
19,500	Mohawk Industries, Inc.* (a)	1,450,800
6,000	Oshkosh Truck Corp.	283,560
33,800	Pall Corp.	1,362,816
23,400	Parker Hannifin Corp.	1,762,254
20,100	Precision Castparts Corp.	2,787,870
7,000	R.R. Donnelley & Sons Co.	264,180
3,000	Rockwell International Corp.	206,880
21,000	Ryder System, Inc.	987,210
16,000	Stericycle, Inc.*	950,400
21,500	Teleflex, Inc.	1,354,715
20,000	Textron, Inc.	1,426,000
30,500	Thomas & Betts Corp.*	1,495,720
40,000	Wyndham Worldwide Corp.	942,400

		27,822,623

Shares		Value

Common Stocks -- (Continued)
Materials -- 8.1%
41,400	Albemarle Corp.	$1,707,750
44,400	AptarGroup, Inc.	1,816,404
6,000	Ball Corp.	270,000
6,200	Bemis Co.	169,756
8,000	Cymer, Inc.*	311,440
29,300	Cytec Industries, Inc.	1,804,294
1,089	Eagle Materials, Inc.	38,638
27,000	FMC Corp.	1,472,850
18,800	Lubrizol Corp.	1,018,208
3,000	Minerals Technologies, Inc.	200,850
18,300	Pactiv Corp.*	487,329
20,000	Quanex Corp.	1,038,000
20,900	RPM International, Inc.	424,270
6,000	Schnitzer Steel Industries, Inc.	414,780
5,000	Texas Industries, Inc.	350,500
10,000	The Scotts Co.	374,200
43,400	Trimble Navigation Ltd.*	1,312,416

		13,211,685

Real Estate Investment Trusts -- 0.0%
3,673	Host Hotels & Resorts, Inc.	62,588

Technology -- 15.2%
125,333	Activision, Inc.*	3,722,390
11,000	Amdocs Ltd.*	379,170
48,000	Arris Group, Inc.* (a)	479,040
15,100	Avocent Corp.*	351,981
8,925	Benchmark Electronics, Inc.*	158,240
29,600	Broadcom Corp., Class A*	773,744
4,600	Electronic Arts, Inc.*	268,686
19,196	Fidelity National Information Services, Inc.	798,362
3,000	Fiserv, Inc.*	166,470
27,200	FLIR Systems, Inc.*	851,360
40,000	Forrester Research, Inc.*	1,120,800
3,000	Genzyme Corp.*	223,320
33,000	Harris Corp. (a)	2,068,440
24,400	Imation Corp.	512,400
35,400	Integrated Device Technology, Inc.*	400,374
12,400	International Rectifier Corp.* (a)	421,228
12,000	Intersil Corp., Class A	293,760
10,000	Intuit, Inc.*	316,100
29,000	JDA Software Group, Inc.*	593,340
16,100	KLA-Tencor Corp.	775,376
24,400	Lam Research Corp.*	1,054,812
11,000	MEMC Electronic Materials, Inc.*	973,390
3,000	Microchip Technology, Inc. (a)	94,260
11,000	Molex, Inc.	300,300
30,800	NCR Corp.*	773,080
23,500	NVIDIA Corp.* (a)	799,470
50,000	ON Semiconductor Corp.*	444,000
17,200	Progress Software Corp.*	579,296
38,200	SanDisk Corp.*	1,267,094
Shares		Value

Common Stocks -- (Continued)
Technology -- (Continued)
32,000	Sybase, Inc.*	$834,880
30,800	Teradata Corp.*	844,228
32,300	THQ, Inc.*	910,537
29,250	Varian Semiconductor Equipment Associates, Inc.*	1,082,250

		24,632,178

Telecommunications -- 1.2%
12,000	CenturyTel, Inc.	497,520
15,800	Embarq Corp.	782,574
50,000	Sycamore Networks, Inc.*	192,000
9,000	Telus Corp.	434,340

		1,906,434

Utilities -- 5.6%
12,000	AGL Resources, Inc.	451,680
9,766	Allete, Inc.	386,538
15,500	Atmos Energy Corp.	434,620
8,000	Constellation Energy Group, Inc.	820,240
34,800	Energy East Corp.	946,908
60,750	MDU Resources Group, Inc.	1,677,308
9,500	New Jersey Resources Corp.	475,190
71,000	Questar Corp.	3,841,100

		9,033,584

Total Common Stocks (Cost $91,094,412)		156,378,586

Shares		Value

Cash Equivalents -- 3.9%
6,424,192	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	$6,424,192

Total Cash Equivalents (Cost $6,424,192)		6,424,192

Short-Term Securities Held As Collateral For Securities Lending -- 12.4%
	Pool of various securities for the Huntington Funds	20,118,482

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $20,118,482)		20,118,482

Total Investments (Cost $117,637,086) -- 112.6%		182,921,260

Liabilities in Excess of Other Assets -- (12.6)%		(20,463,791)

Net Assets -- 100.0%		$162,457,469

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

Huntington New Economy Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Technology	24.8%
Other Investments (Collateral for Securities Lending)	15.8%
Health Care	12.4%
Industrials	9.7%
Cash[1]	7.3%
Consumer Discretionary	6.1%
Energy	5.6%
Financials	4.4%
Consumer Staples	3.8%
Telecommunications	3.4%
Utilities	2.8%
Materials	2.2%
Real Estate Investment Trusts	1.7%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 91.2%
Consumer Discretionary -- 7.2%
21,000	Blue Nile, Inc.* (a)	$1,429,260
20,000	Dick’s Sporting Goods, Inc.*	555,200
20,000	Garmin Ltd. (a)	1,940,000
37,600	Guess?, Inc.	1,424,664
15,000	The Buckle, Inc.	495,000
20,000	Tiffany & Co.	920,600
96,000	Volvo AB	1,584,000
7,000	YUM! Brands, Inc.	267,890

		8,616,614

Consumer Staples -- 4.5%
50,000	Dean Foods Co.	1,293,000
44,000	Molson Coors Brewing Co., Class B	2,271,280
27,640	Reynolds American, Inc. (a)	1,823,135

		5,387,415

Energy -- 6.7%
20,000	CONSOL Energy, Inc.	1,430,400
30,000	Frontier Oil Corp.	1,217,400
9,000	National Oilwell Varco, Inc.*	661,140
10,000	Oceaneering International, Inc.*	673,500
5,000	SunPower Corp., Class A* (a)	651,950
57,200	The Williams Cos., Inc.	2,046,616
20,000	Ultra Petroleum Corp.*	1,430,000

		8,111,006

Financials -- 5.2%
40,000	BB&T Corp. (a)	1,226,800
15,900	Franklin Resources, Inc.	1,819,437
48,800	Willis Group Holdings Ltd.	1,852,936
40,000	Wright Express Corp.*	1,419,600

		6,318,773

Shares		Value

Common Stocks -- (Continued)
Health Care -- 14.7%
18,500	Baxter International, Inc.	$1,073,925
6,100	Becton, Dickinson & Co.	509,838
30,000	BioMarin Pharmaceutical, Inc.* (a)	1,062,000
15,000	ICON PLC ADR*	927,900
4,700	Intuitive Surgical, Inc.* (a)	1,525,150
17,000	Inverness Medical Innovations, Inc.*	955,060
10,300	Laboratory Corp. of America Holdings* (a)	777,959
20,000	Omnicell, Inc.*	538,600
31,000	Pediatrix Medical Group, Inc.*	2,112,650
30,000	Perrigo Co.	1,050,300
40,000	Quidel Corp.*	778,800
20,000	Respironics, Inc.*	1,309,600
27,400	Stryker Corp.	2,047,328
12,700	Thermo Fisher Scientific, Inc.* (a)	732,536
21,500	Wellcare Group, Inc.*	911,815
20,000	Zimmer Holdings, Inc.*	1,323,000

		17,636,461

Industrials -- 11.5%
17,300	Air Products & Chemical, Inc.	1,706,299
13,230	Ameron International Corp.	1,219,144
4,000	L-3 Communications Corp.	423,760
25,800	Loews Corp. - Carolina Group	2,200,740
40,800	Manitowoc Co. (a)	1,992,264
32,772	PACCAR, Inc. (a)	1,785,419
10,400	Precision Castparts Corp.	1,442,480
20,000	Stericycle, Inc.*	1,188,000
Shares		Value

Common Stocks -- (Continued)
Industrials -- (Continued)
22,100	Terex Corp.*	$1,449,097
20,000	Wyndham Worldwide Corp.	471,200

		13,878,403

Materials -- 2.6%
15,700	Silgan Holdings, Inc.	815,458
11,800	Southern Copper Corp. (a)	1,240,534
21,700	Syngenta AG ADR	1,099,322

		3,155,314

Real Estate Investment Trusts -- 2.0%
52,600	Digital Reality Trust, Inc. (a)	2,018,262
7,700	Ventas, Inc.	348,425

		2,366,687

Technology -- 29.5%
116,700	Activision, Inc.*	3,465,990
18,000	Amerigon, Inc.*	380,520
10,000	Apple Computer, Inc.*	1,980,800
35,555	ASML Holding NV *	1,112,516
100,000	AU Optronics Corp. ADR	1,920,000
40,000	Cypress Semiconductor Corp.*	1,441,200
20,000	Electronic Arts, Inc.*	1,168,200
50,000	EMC Corp.*	926,500
60,000	EMCORE Corp.* (a)	918,000
20,000	EMS Technologies, Inc.*	604,800
2,763	Fidelity National Information Services, Inc.	114,913
10,200	First Solar, Inc.*	2,724,828
30,000	GameStop Corp.*	1,863,300
2,300	Google, Inc., Class A*	1,590,404
30,000	Immersion Corp.*	388,500
10,000	International Business Machines Corp.	1,081,000
35,900	MEMC Electronic Materials, Inc.*	3,176,791
124,300	Micron Technology, Inc.* (a)	901,175
20,000	Nintendo Co. Ltd. ADR	1,481,000
90,750	NVIDIA Corp.* (a)	3,087,315
15,000	Research In Motion Ltd.*	1,701,000
33,100	SanDisk Corp.* (a)	1,097,927
60,000	SiRF Technology Holdings, Inc.* (a)	1,507,800
10,000	VMware, Inc., Class A* (a)	849,900

		35,484,379

Shares or Contracts		Value

Common Stocks -- (Continued)
Telecommunications -- 4.0%
35,900	Atheros Communications Inc.*	$1,096,386
46,600	Juniper Networks, Inc.* (a)	1,547,120
61,500	Premiere Global Services, Inc.*	913,275
22,000	SBA Communications Corp.*	744,480
25,050	Time Warner Telecom, Inc., Class A*	508,265

		4,809,526

Utilities -- 3.3%
17,400	FirstEnergy Corp.	1,258,716
35,600	NRG Energy, Inc.*	1,542,904
25,599	ONEOK, Inc.	1,146,067

		3,947,687

Total Common Stocks (Cost $91,798,311)		109,712,265

Options Purchased -- 0.1%
100	Wellcare Health Plans, Inc. Call Option, Expiration date 1/19/08, Exercise Price $30.00	125,500
70	Wellcare Health Plans, Inc. Call Option, Expiration date 1/19/08, Exercise Price $60.00	1,050

Total Options Purchased (Cost $153,192)		126,550

Cash Equivalents -- 8.7%
10,479,574	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	10,479,574

Total Cash Equivalents (Cost $10,479,574)		10,479,574

Short-Term Securities Held As Collateral For Securities Lending -- 18.8%
	Pool of various securities for the Huntington Funds	22,559,731

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $22,559,731)		22,559,731

Total Investments (Cost $124,990,808) -- 118.8%		142,878,120

Liabilities in Excess of Other Assets -- (18.8)%		(22,607,383)

Net Assets -- 100.0%		$120,270,737

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

Huntington Real Strategies Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Energy	24.5%
Materials	21.4%
Industrials	20.2%
Cash[1]	12.5%
Exchange Traded Funds	4.7%
Other Investments (Collateral for Securities Lending)	4.3%
Consumer Staples	3.9%
Consumer Discretionary	3.0%
Technology	1.8%
Utilities	1.7%
Health Care	1.2%
Financials	0.8%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 81.9%
Consumer Discretionary -- 3.1%
3,300	Cummins, Inc.	$420,321
8,000	DryShips, Inc.	619,200
20,000	Volvo AB	330,000

		1,369,521

Consumer Staples -- 4.1%
50,000	Cosan Ltd., Class A*	630,000
20,000	Dean Foods Co.	517,200
20,000	Tate & Lyle PLC ADR	708,656

		1,855,856

Energy -- 25.5%
10,000	Canadian Natural Resources Ltd. ADR	731,400
3,000	Chevron Texaco Corp.	279,990
3,500	ConocoPhillips	309,050
18,000	CONSOL Energy, Inc.	1,287,360
3,000	Devon Energy Corp.	266,730
10,000	EnCana Corp.	679,600
6,000	Endesa SA ADR	316,500
6,000	Enel SPA ADR	351,900
10,000	ENI SPA	724,300
3,000	EOG Resources, Inc.	267,750
12,000	Marathon Oil Corp.	730,320
13,000	National Oilwell Varco, Inc.* (a)	954,980
5,000	Noble Corp.	282,550
5,000	Petroleo Brasileiro SA ADR	576,200
7,000	Rowan Cos., Inc.	276,220
15,000	Sasol Ltd. ADR	742,050
10,346	StatoilHydro ASA ADR	315,760
9,600	Superior Energy Services, Inc.*	330,432
10,000	Tesoro Corp.	477,000
Shares		Value

Common Stocks -- (Continued)
Energy -- (Continued)
5,000	Tractebel Energia SA ADR	$305,500
5,098	Transocean, Inc.* (a)	729,779
9,000	Ultra Petroleum Corp.*	643,500

		11,578,871

Financials -- 0.8%
10,000	Brookfield Asset Management, Inc.	356,700

Health Care -- 1.3%
20,000	Air Liquide SA ADR	595,290

Industrials -- 21.1%
13,200	AGCO Corp.*	897,336
25,000	Atlas Copco AB ADR*	373,267
6,000	Bucyrus International, Inc.	596,340
8,000	Canadian National Railway Co.	375,440
5,000	Cascade Corp.	232,300
20,000	Chicago Bridge & Iron Co. ADR	1,208,800
9,000	Deere & Co.	838,080
2,000	Fluor Corp.	291,440
2,000	Foster Wheeler Ltd.*	310,040
10,000	GulfMark Offshore, Inc.*	467,900
10,000	KBR, Inc.*	388,000
12,000	Kennametal, Inc.	454,320
10,000	Manitowoc Co.	488,300
3,500	POSCO ADR	526,435
11,000	Robbins & Myers, Inc.	831,930
5,200	Terex Corp.*	340,964
21,000	Yara International ASA ADR	972,678

		9,593,570

Shares		Value

Common Stocks -- (Continued)
Materials -- 22.3%
4,000	Allegheny Technologies, Inc.	$345,600
14,917	Anglo American PLC ADR	453,029
2,800	Anglo Platinum Ltd. ADR	413,813
15,000	Barrick Gold Corp.	630,750
4,500	BASF AG ADR	666,213
10,000	BHP Billiton Ltd. ADR	700,400
5,000	Century Aluminum Co.*	269,700
5,000	Ceradyne, Inc.*	234,650
24,000	Companhia Vale do Rio Doce ADR	784,080
10,000	CRH PLC ADR	348,800
25,000	Denison Mines Corp.*	223,000
5,000	Enbridge Energy Partners LP	252,700
2,500	Freeport-McMoran Copper & Gold, Inc., Class B	256,100
6,000	Harsco Corp.	384,420
47,000	Highveld Steel & Vanadium Corp. Ltd.	760,460
18,000	Impala Platinum Holdings Ltd. ADR	624,858
27,000	Norsk Hydro ASA ADR	376,650
400	Patriot Coal Corp.*	16,696
4,000	Peabody Energy Corp.	246,560
3,000	Potash Corp. of Saskatchewan, Inc.	431,880
2,000	Rio Tinto PLC ADR	839,800
7,000	The Dow Chemical Co.	275,940
30,000	Uranium Energy Corp.*	91,800
25,275	Uranium One, Inc.*	226,129
29,000	USEC, Inc.* (a)	261,000

		10,115,028

Shares		Value

Common Stocks -- (Continued)
Technology -- 1.9%
10,000	MEMC Electronic Materials, Inc.*	$884,900

Utility -- 1.8%
15,000	Questar Corp.	811,500

Total Common Stocks (Cost $34,912,327)		37,161,236

Mutual Funds -- 4.9%
Exchange Traded Funds -- 4.9%
3,000	Oil Service HOLDRs Trust	567,060
30,000	PowerShares DB Silver Fund	837,600
10,000	StreetTRACKS Gold Trust	823,600

Total Mutual Funds (Cost $2,085,486)		2,228,260

Cash Equivalents -- 13.1%
5,958,210	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	5,958,210

Total Cash Equivalents (Cost $5,958,210)		5,958,210

Short-Term Securities Held As Collateral For Securities Lending -- 4.5%
	Pool of various securities for the Huntington Funds	2,037,367

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $2,037,367)		2,037,367

Total Investments (Cost $44,993,390) -- 104.4%		47,385,073

Liabilities in Excess of Other Assets -- (4.4)%		(2,004,590)

Net Assets -- 100.0%		$45,380,483

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

Huntington Rotating Markets Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

United States of America	31.1%
Europe	26.7%
Other Investments (Collateral for Securities Lending)	20.1%
Asia	7.2%
Other	6.3%
Emerging Markets	5.9%
Cash[1]	2.7%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds -- 95.5%
Exchange Traded Funds -- 95.5%
40,550	DIAMONDS Trust Series I (a)	$5,366,792
102,544	iShares EAFE Index Fund	8,054,831
62,581	iShares MSCI Canada Index Fund	2,007,598
26,805	iShares MSCI Emerging Markets Index Fund (a)	4,028,792
66,306	iShares MSCI EMU Index Fund	7,885,773
65,200	iShares MSCI Germany Index Fund (a)	2,316,556
25,783	iShares MSCI Italy Index Fund	849,292
74,586	iShares MSCI Hong Kong Index Fund (a)	1,640,892
4,900	iShares MSCI Pacific ex-Japan Index Fund	757,099
15,900	iShares MSCI Sweden Index Fund	490,197
75,800	ishares Russell 1000 Growth Index Fund	4,616,978
62,513	iShares Russell 1000 Index Fund	4,989,788
8,635	iShares S&P Europe 350 Index Fund	990,694
36,008	iShares S&P Global 100 Index Fund	2,912,687
17,016	iShares S&P Small Cap 600 Index Fund (a)	1,108,763
Shares		Value

Mutual Funds -- (Continued)
Exchange Traded Funds -- (Continued)
27,344	MidCap SPDR Trust Series 1 Index Fund	$4,237,226
30,000	PowerShares QQQ	1,537,200
7,173	S&P Depositary Receipt	1,049,051

Total Mutual Funds (Cost $43,188,957)		54,840,209

Cash Equivalents -- 3.3%
1,891,032	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	1,891,032

Total Cash Equivalents (Cost $1,891,032)		1,891,032

Short-Term Securities Held As Collateral For Securities Lending -- 24.8%
	Pool of various securities for the Huntington Funds	14,224,962

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $14,224,962)		14,224,962

Total Investments (Cost $59,304,951) -- 123.6%		70,956,203

Liabilities in Excess of Other Assets -- (23.6)%		(13,559,249)

Net Assets -- 100.0%		$57,396,954

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

Huntington Situs Small Cap Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Industrials	15.8%
Other Investments (Collateral for Securities Lending)	14.5%
Consumer Discretionary	12.6%
Health Care	12.0%
Materials	10.3%
Technology	9.5%
Energy	8.8%
Financials	5.9%
Consumer Staples	4.9%
Utilities	2.0%
Real Estate Investment Trust	1.6%
Cash[1]	1.1%
Telecommunications	1.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 97.9%
Brazil -- 0.6%
Consumer Discretionary -- 0.6%
19,800	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	$731,808

Chile -- 0.3%
Materials -- 0.3%
2,400	Sociedad Quimica Y Minera De Chile ADR	424,200

Denmark -- 0.9%
Energy -- 0.3%
3,900	Vestas Wind Systems A/S *	422,184

Health Care -- 0.6%
6,800	Novozymes A/S, Class B	776,122

		1,198,306

Finland -- 1.3%
Industrials -- 1.3%
17,600	Cargotec Corp., Class B	814,339
12,700	Kone Oyj, Class B	889,876

		1,704,215

Germany -- 1.8%
Consumer Staples -- 1.0%
13,200	Douglas Holding AG	759,727
7,734	Fielmann AG	500,985

		1,260,712

Health Care -- 0.8%
15,800	Stada Arzneimittel AG	974,045

		2,234,757

Shares		Value

Common Stocks -- (Continued)
Hong Kong -- 0.8%
Consumer Discretionary -- 0.8%
168,500	Television Broadcasts Ltd.	$1,012,483

Ireland -- 0.9%
Consumer Staples -- 0.9%
36,800	Kerry Group PLC	1,167,417

Italy -- 0.5%
Energy -- 0.5%
15,000	Saipem SPA	601,500

Japan -- 1.3%
Consumer Discretionary -- 0.0% (b)
90	Hokuto Corp.	1,462

Health Care -- 0.4%
10,900	Terumo Corp.	573,787

Industrials -- 0.2%
13,600	Sato Corp.	202,722

Technology -- 0.7%
65,000	Furuno Electric Co. Ltd.	935,721

		1,713,692

Singapore -- 0.7%
Consumer Staples -- 0.7%
94,000	Asia Pacific Breweries Ltd.	862,265

Spain -- 0.6%
Technology -- 0.6%
23,000	Prosegur Compania de Seguridad SA	820,420

Shares		Value

Common Stocks -- (Continued)
Sweden -- 0.6%
Consumer Discretionary -- 0.6%
43,800	Haldex AB	$769,384

Switzerland -- 0.6%
Consumer Staples -- 0.6%
22	Lindt & Spruengli AG	772,983

United Kingdom -- 1.0%
Consumer Staples -- 0.4%
31,188	Bunzl PLC	440,435

Technology -- 0.6%
179,000	Halma PLC	783,822

		1,224,257

United States -- 86.0%
Consumer Discretionary -- 12.6%
40,000	AnnTaylor Stores Corp.*	1,022,400
49,900	Audiovox Corp., Class A*	618,760
54,050	Brunswick Corp.	921,553
40,000	Cabela’s, Inc., Class A* (a)	602,800
10,500	Columbia Sportswear Co. (a)	462,945
20,000	Ennis, Inc.	360,000
17,050	Fossil, Inc.*	715,759
40,000	Gander Mountain Co.* (a)	197,200
30,000	Garmin Ltd. (a)	2,910,000
10,000	Hilb, Rogal & Hobbs Co.	405,700
30,000	Jakks Pacific, Inc.*	708,300
5,362	MDC Holdings, Inc.	199,091
25,000	Movado Group, Inc.	632,250
14,200	Polo Ralph Lauren Corp. (a)	877,418
23,850	Rent-A-Center, Inc.*	346,302
67,000	ScanSource, Inc.*	2,167,450
25,000	Skechers USA, Inc.*	487,750
28,000	Speedway Motorsports, Inc.	870,240
7,200	Thor Industries, Inc. (a)	273,672
45,600	Urban Outfitters, Inc.*	1,243,056
21,900	West Marine, Inc.*	196,662

		16,219,308

Consumer Staples -- 2.1%
47,977	Fresh Del Monte Produce, Inc.*	1,611,068
40,500	Performance Food Group Co.*	1,088,235

		2,699,303

Energy -- 9.4%
15,000	Alliance Resource Partners LP (a)	544,050
15,000	Atwood Oceanics, Inc.*	1,503,600
21,700	Carbo Ceramics, Inc. (a)	807,240
90,400	Denbury Resources, Inc.*	2,689,400
20,000	Dril-Quip, Inc.*	1,113,200
55,000	Headwaters, Inc.* (a)	645,700
11,336	Helix Energy Solutions Group, Inc.*	470,444
1,463	Hugoton Royalty Trust	32,815
Shares		Value

Common Stocks -- (Continued)
United States -- (Continued)
Energy -- (Continued)
26,400	Newfield Exploration Co.*	$1,391,280
27,000	Oceaneering International, Inc.*	1,818,450
15,000	Saint Mary Land & Exploration Co.	579,150
7,000	Swift Energy Co.*	308,770
15,000	TETRA Technologies, Inc.* (a)	233,550

		12,137,649

Financials -- 6.8%
37,600	Arch Capital Group Ltd.*	2,645,160
35,000	Bank of Florida Corp.* (a)	402,500
40,204	BB&T Corp. (a)	1,233,057
55,400	Colonial Bancgroup, Inc. (a)	750,116
37,300	Cullen/Frost Bankers, Inc.	1,889,618
20,000	Philadelphia Consolidated Holdings Corp.*	787,000
11,383	SCBT Financial Corp.	360,499
13,800	WSFS Financial Corp.	692,760

		8,760,710

Health Care -- 12.1%
20,000	Advanced Medical Optics, Inc.* (a)	490,600
80,000	Albany Molecular Research, Inc.*	1,150,400
35,500	Bio-Rad Laboratories, Inc., Class A*	3,678,510
49,600	Cerner Corp.* (a)	2,797,440
43,700	Edwards LifeSciences Corp.*	2,009,763
35,000	Kindred Healthcare, Inc.* (a)	874,300
20,000	Kinetic Concepts, Inc.*	1,071,200
20,000	Lincare Holdings, Inc.*	703,200
53,100	Mentor Corp. (a)	2,076,210
9,300	Par Pharmaceutical, Inc.*	223,200
12,810	PharMerica Corp.*	177,803
20,000	ViroPharma, Inc.*	158,800
3,000	Wellcare Group, Inc.*	127,230

		15,538,656

Industrials -- 16.8%
20,000	Alliant Techsystems, Inc.*	2,275,200
20,000	American Woodmark Corp. (a)	363,600
35,000	BE Aerospace, Inc.* (a)	1,851,500
16,900	CDI Corp.	409,994
20,000	Exlservice Holdings, Inc.* (a)	461,600
60,000	Jacobs Engineering Group, Inc.*	5,736,600
42,000	Overseas Shipholding Group, Inc.	3,126,060
30,000	Precision Castparts Corp.	4,161,000
10,000	Ryder System, Inc.	470,100
10,000	Tidewater, Inc. (a)	548,600
22,700	Timken Co.	745,695
30,000	Universal Forest Products, Inc.	883,800
28,750	Werner Enterprises, Inc.	489,612

		21,523,361

Shares		Value

Common Stocks -- (Continued)
United States -- (Continued)
Materials -- 11.7%
49,000	Albemarle Corp.	$2,021,250
50,000	Ceradyne, Inc.*	2,346,500
25,000	Commercial Metals Co. (a)	733,750
10,000	Deckers Outdoor Corp.* (a)	1,550,600
5,000	Eagle Materials, Inc. (a)	177,400
15,850	Quanex Corp.	822,615
30,000	RTI International Metals, Inc.*	2,067,900
15,000	Texas Industries, Inc.	1,051,500
33,000	The Scotts Co.	1,234,860
100,000	Trimble Navigation Ltd.*	3,024,000

		15,030,375

Real Estate Investment Trusts -- 1.9%
8,500	Camden Property Trust	409,275
20,800	CBL & Associates Properties, Inc.	497,328
15,000	Colonial Properties Trust	339,450
35,000	Equity One, Inc. (a)	806,050
8,000	Healthcare Realty Trust, Inc.	203,120
20,900	HRPT Properties Trust	161,557

		2,416,780

Technology -- 9.1%
27,900	ACI Worldwide, Inc.* (a)	531,216
22,000	Anixter International, Inc.*	1,369,940
27,000	Black Box Corp.	976,590
20,000	Brocade Communications Systems, Inc.*	146,800
33,000	Compuware Corp.*	293,040
23,300	Hutchinson Technology, Inc.*	613,256
39,150	Imation Corp.	822,150
60,600	Methode Electronics, Inc.	996,264
35,000	NETGEAR, Inc.*	1,248,450
50,000	Red Hat, Inc.*	1,042,000
94,900	Standard Microsystems Corp.*	3,707,743

		11,747,449

Shares		Value
Common Stocks -- (Continued)
United States -- (Continued)
Telecommunications -- 1.2%
23,000	CommScope, Inc.* (a)	$1,131,830
39,000	General Communication, Inc., Class A*	341,250

		1,473,080

Utilities -- 2.3%
5,000	AGL Resources, Inc.	188,200
29,900	Hawaiian Electric Industries, Inc. (a)	680,823
10,100	Northwest Natural Gas Co.	491,466
60,500	UGI Corp.	1,648,625

		3,009,114

		110,555,785

Total Common Stocks (Cost $98,802,500)		125,793,472

Cash Equivalents -- 1.3%
1,760,260	Huntington Money Market Fund, Interfund Shares, 3.950% (c) (d)	1,760,260

Total Cash Equivalents (Cost $1,760,260)		1,760,260

Short-Term Securities Held As Collateral For Securities Lending -- 16.8%
	Pool of various securities for the Huntington Funds	21,578,307

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $21,578,307)		21,578,307

Total Investments (Cost $122,141,067) -- 116.0%		149,132,039

Liabilities in Excess of Other Assets -- (16.0)%		(20,612,139)

Net Assets -- 100.0%		$128,519,900

(a) All or part of the security was on loan as of December 31, 2007.

(b) Amount rounds to less than 0.05%.

(c) Investment in affiliate.

(d) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

ADR -- American Depositary Receipt

LP -- Limited Partnership

PLC -- Public Liability Co.

Huntington Fixed Income Securities Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Corporate Bonds	39.6%
U.S. Government Agencies	29.5%
U.S. Treasury Obligations	18.9%
Cash[1]	4.7%
Other Investments (Collateral for Securities Lending)	2.7%
Preferred Stocks (includes 0.4% Real Estate Investment Trusts)	2.4%
Certificates of Deposit	1.6%
U.S. Government Mortgage Backed Agencies	0.6%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies -- 30.2%
Federal Farm Credit Bank -- 1.1%
$2,000,000	3.630%, 7/28/08	$1,991,632

Federal Home Loan Bank -- 19.4%
1,000,000	5.100%, 3/6/08	1,000,802
7,000,000	5.000%, 12/11/09	7,190,470
3,000,000	5.000%, 5/19/11	3,004,524
1,250,000	5.625%, 8/15/11	1,263,331
3,000,000	5.000%, 9/9/11	3,127,317
2,000,000	5.250%, 10/6/11	2,012,754
3,000,000	4.375%, 6/8/12	3,052,758
1,000,000	5.625%, 6/15/12	1,049,824
3,000,000	5.375%, 6/14/13	3,197,127
5,000,000	4.750%, 9/11/15	5,134,680
6,500,000	4.750%, 12/16/16	6,636,168

		36,669,755

Federal Home Loan Mortgage Corporation -- 8.6%
2,000,000	3.640%, 8/12/08	1,991,666
1,500,000	4.125%, 11/18/09	1,514,834
4,000,000	6.480%, 12/5/11	4,383,168
3,000,000	5.750%, 1/15/12	3,210,576
900,000	4.500%, 7/16/13	900,077
3,000,000	5.500%, 3/28/16	3,132,942
1,000,000	5.200%, 3/5/19	1,000,927

		16,134,190

Federal National Mortgage Association -- 1.1%
2,000,000	5.800%, 7/16/13	2,001,352

Total U.S. Government Agencies (Cost $55,125,659)		56,796,929

Principal Amount		Value

Corporate Bonds -- 40.4%
Consumer Discretionary -- 1.0%
$2,000,000	Union Pacific Corp., 5.650%, 5/1/17	$1,974,200

Consumer Staples -- 1.1%
2,000,000	Kraft Foods, Inc., 5.250%, 10/1/13	1,966,310

Energy -- 1.5%
2,500,000	Bay State Gas Co., 9.200%, 6/6/11	2,845,477

Financials -- 19.0%
2,000,000	American General Finance Corp., 4.625%, 5/15/09	1,994,624
1,000,000	American International Group, Inc., 6.250%, 5/1/36	1,005,193
1,000,000	Citigroup, Inc., 7.250%, 10/1/10	1,057,655
1,000,000	First Tennessee Bank, 6.400%, 4/1/08	1,002,417
2,000,000	General Electric Capital Corp., 4.875%, 10/21/10	2,029,730
2,000,000	General Electric Global Insurance Holdings Corp., 7.500%, 6/15/10	2,139,612
1,000,000	Goldman Sachs Group, Inc., 5.300%, 2/14/12	1,011,389
2,000,000	HSBC Finance Corp., 5.625%, 6/15/20	1,892,740
1,000,000	Key Bank N.A., 4.412%, 3/18/08	997,492
3,000,000	Lehman Brothers Holdings, 7.000%, 2/1/08	3,002,019
1,000,000	Lincoln National Corp., 4.750%, 2/15/14	985,460
3,000,000	MBNA America Bank Corp. N.A., 7.125%, 11/15/12 (a)	3,259,356
1,000,000	Merrill Lynch & Co., 5.770%, 7/25/11	1,003,024
1,000,000	MetLife, Inc., 5.000%, 11/24/13	999,289
1,000,000	MetLife, Inc., 5.700%, 6/15/35	913,151
Principal Amount		Value

Corporate Bonds -- (Continued)
Financials -- (Continued)
$1,000,000	Morgan Stanley, 6.750%, 10/15/13	$1,062,318
2,000,000	Nationwide Financial Services, Inc., 6.250%, 11/15/11	2,103,934
1,180,000	Protective Life Secured Trust, 4.000%, 10/7/09	1,183,813
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,112,789
3,000,000	Wachovia Corp., 5.300%, 10/15/11	3,006,669
1,000,000	Washington Mutual Bank, 5.950%, 5/20/13	888,911
2,210,000	WFC Greater Bay Bancorp, 5.125%, 4/15/10	2,252,556

		35,904,141

Health Care -- 2.6%
2,500,000	Genentech, Inc., 4.750%, 7/15/15	2,460,125
2,500,000	WellPoint, Inc., 4.250%, 12/15/09	2,470,980

		4,931,105

Industrial -- 1.1%
2,000,000	Cintas Corp., 6.150%, 8/15/36	1,834,512

Materials -- 1.4%
1,000,000	Du Pont (E.I.) de Nemours & Co., 6.875%, 10/15/09	1,045,098
1,500,000	Hanson PLC, 7.875%, 9/27/10	1,627,436

		2,672,534

Real Estate Investment Trusts -- 4.5%
2,000,000	Camden Property Trust, 4.375%, 1/15/10	1,950,322
1,500,000	CPG Partners LP, 3.500%, 3/15/09	1,467,096
2,000,000	Hospitality Properties Trust, 6.750%, 2/15/13	2,058,378
1,000,000	Kimco Realty Corp., 4.820%, 6/1/14	929,583
1,000,000	Mack-Cali Realty Corp., 7.750%, 2/15/11	1,094,734
1,000,000	Weingarten Realty Investors, 7.350%, 7/20/09	1,030,250

		8,530,363

Technology -- 3.5%
2,000,000	Cisco Systems, Inc., 5.500%, 2/22/16	2,033,940
2,000,000	Oracle Corp., 5.250%, 1/15/16	1,996,074
2,460,000	Thermo Fisher Scientific, Inc., 7.625%, 10/30/08	2,513,908

		6,543,922

Telecommunications -- 1.1%
2,000,000	Comcast Corp., 6.500%, 1/15/17	2,085,304

Utilities -- 3.6%
1,000,000	American Electric Power Co., Inc., 5.375%, 3/15/10	1,014,320
1,000,000	Atlantic City Electric Co., 6.750%, 5/12/08	1,005,778
Principal Amount or Shares		Value

Corporate Bonds -- (Continued)
Utilities -- (Continued)
$1,000,000	Cincinnati Gas & Electric Co., 6.400%, 4/1/08	$1,002,258
1,000,000	Cinergy Global Resources Corp., 6.200%, 11/3/08 (a)	1,012,284
1,000,000	Cleco Corp., 6.520%, 5/15/09	1,016,534
1,800,000	Gulf Power Co., 4.900%, 10/1/14	1,766,074

		6,817,248

Total Corporate Bonds (Cost $76,129,369)		76,105,116

U.S. Treasury Obligations -- 19.3%
U.S. Treasury Bonds -- 14.6%
1,500,000	7.250%, 5/15/16	1,844,532
4,500,000	9.125%, 5/15/18	6,363,634
3,000,000	8.750%, 8/15/20	4,271,484
2,000,000	7.125%, 2/15/23	2,580,938
2,000,000	7.625%, 2/15/25	2,742,188
4,000,000	6.750%, 8/15/26	5,120,000
1,500,000	5.250%, 11/15/28	1,650,351
2,500,000	5.375%, 2/15/31	2,816,603

		27,389,730

U.S. Treasury Notes -- 4.7%
3,325,080	2.000%, 7/15/14 (b)	3,435,700
4,500,000	6.125%, 8/15/29 (c)	5,505,115

		8,940,815

Total U.S. Treasury Obligations (Cost $32,944,158)		36,330,545

Preferred Stocks -- 2.5%
Consumer Discretionary -- 0.1%
10,000	Comcast Corp., 7.000% (c)	227,500

Financials -- 2.0%
11,100	ABN Amro Capital Funding Trust V, 5.900%	202,020
25,000	Citigroup Capital Trust VIII, 6.950%	526,250
29,555	General Electric Capital Corp., 6.100%	705,773
30,000	ING Groep NV, 6.125%	573,000
10,000	KeyCorp Capital VIII, 7.000% (c)	201,000
20,000	Merrill Lynch & Co. Capital Trust III, 7.000%	416,000
19,530	Prudential PLC, 6.500%	394,115
6,300	SLM Corp., 6.000%	110,313
8,051	The Bank of New York, Inc. Capital V, 7.800%	167,139
18,000	Wells Fargo Capital Trust II, 7.000%	415,800

		3,711,410

Real Estate Investment Trusts -- 0.4%
37,100	Public Storage, Inc., Series F, 6.450%	699,335

Total Preferred Stocks (Cost $5,166,063)		4,638,245

Principal Amount		Value

Certificates of Deposit -- 1.6%
Financials -- 1.6%
$3,000,000	Royal Bank of Canada NY, 5.290%, 2/2/09	$3,026,529

Total Certificates of Deposit (Cost $3,001,583)		3,026,529

U.S. Government Mortgage Backed Agencies -- 0.6%
Federal Home Loan Mortgage Corporation -- 0.4%
276,023	Pool # 599630, 6.500%, 8/1/16	285,808
412,561	Pool # 254403, 6.000%, 8/1/17	422,925

		708,733

Government National Mortgage Association -- 0.2%
2,492	Pool # 363175, 7.000%, 11/15/08	2,514
8,763	Pool # 383488, 7.000%, 2/15/09	8,923
186,850	Pool # 345128, 6.500%, 1/15/24	194,096
31,220	Pool # 372962, 7.000%, 3/15/24	33,142
61,178	Pool # 352982, 7.500%, 5/15/24	65,284
27,517	Pool # 373015, 8.000%, 6/15/24	29,730

		333,689

Total U.S. Government Mortgage Backed Agencies (Cost $1,019,877)		1,042,422

Shares		Value

Cash Equivalents -- 4.8%
9,134,936	Huntington Money Market Fund, Interfund Shares, 3.950% (d) (e)	$9,134,936

Total Cash Equivalents (Cost $9,134,936)		9,134,936

Short-Term Securities Held As Collateral For Securities Lending -- 2.8%
	Pool of various securities for the Huntington Funds	5,224,956

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $5,224,956)		5,224,956

Total Investments (Cost $187,746,601) -- 102.2%		192,299,678

Liabilities in Excess of Other Assets -- (2.2)%		(4,029,153)

Net Assets -- 100.0%		$188,270,525

(a) Security exempt from registration under Rule 144A or Section 4(2) of the securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Treasury Inflation Protected Security (TIPS).

(c) All or part of the security was on loan as of December 31, 2007.

(d) Investment in affiliate.

(e) Rate disclosed is the seven day yield as of December 31, 2007.

LP -- Limited Partnership

PLC -- Public Liability Co.

Huntington Intermediate Government Income Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Government Agencies	52.6%
U.S. Government Mortgage Backed Agencies	30.8%
U.S. Treasury Notes	9.3%
Other Investments (Collateral for Securities Lending)	5.5%
Cash[1]	1.8%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies -- 55.4%
Federal Farm Credit Bank -- 11.4%
$1,000,000	5.750%, 1/18/11	$1,061,542
2,000,000	4.900%, 3/17/14	2,000,222
2,000,000	4.990%, 1/28/15	1,999,954
2,000,000	4.875%, 12/16/15	2,069,244
1,000,000	5.270%, 9/1/16	1,060,516
2,000,000	5.650%, 3/6/17	2,031,170
2,000,000	5.050%, 3/8/17	2,055,926
1,000,000	5.550%, 8/1/17	1,079,729

		13,358,303

Federal Home Loan Bank -- 18.0%
1,500,000	3.875%, 8/14/09	1,506,248
1,000,000	4.000%, 7/8/11	998,369
2,000,000	5.500%, 2/9/12	2,036,122
3,000,000	5.375%, 6/14/13	3,197,127
3,000,000	5.000%, 6/19/13	3,011,661
2,000,000	5.250%, 3/19/14	2,053,950
2,000,000	4.375%, 2/13/15	2,021,922
2,000,000	4.750%, 9/11/15	2,053,872
2,000,000	5.500%, 10/19/16	2,050,812
2,000,000	5.250%, 11/8/17	2,052,268

		20,982,351

Federal Home Loan Mortgage Corporation -- 18.2%
2,000,000	3.000%, 5/13/08	1,987,764
1,200,000	4.875%, 9/12/08	1,204,880
2,000,000	5.250%, 10/6/11	2,012,950
2,000,000	4.250%, 5/22/13	2,023,450
1,500,000	5.162%, 12/16/13	1,514,297
2,000,000	5.375%, 1/9/14	2,015,318
1,000,000	5.500%, 2/20/14	1,015,496
2,000,000	5.450%, 1/22/16	2,001,508
2,000,000	5.400%, 2/1/16	2,002,114
2,000,000	6.000%, 7/6/17	2,056,502
3,500,000	5.200%, 3/5/19	3,503,244

		21,337,523

Principal Amount		Value

U.S. Government Agencies -- (Continued)
Federal National Mortgage Association -- 7.8%
$2,000,000	5.250%, 3/24/15	$2,004,680
1,500,000	5.400%, 3/9/17	1,539,741
2,500,000	5.000%, 4/26/17	2,528,292
3,000,000	5.625%, 11/15/21	3,097,221

		9,169,934

Total U.S. Government Agencies (Cost $63,684,525)		64,848,111

U.S. Government Mortgage Backed Agencies -- 32.4%
Federal Home Loan Mortgage Corporation -- 15.8%
402,637	Pool # M80773, 5.000%, 10/1/09	402,541
840,043	Pool # M81004, 5.000%, 1/1/13	847,714
690,794	Series R007, Class AC, 5.875%, 5/15/16	700,218
808,755	Series 2003-32, Class KB, 5.000%, 3/25/17	810,828
411,441	Pool # E01184, 6.000%, 8/1/17	421,414
897,929	Series 2555, Class B, 4.250%, 1/15/18	885,586
1,153,812	Series 3046, Class YA, 5.000%, 2/15/19	1,130,810
2,500,000	Series 2571, Class VP, 5.500%, 7/15/21	2,453,956
1,144,763	Pool # C90699, 5.000%, 8/1/23	1,134,171
1,000,000	Series 2649, Class OL, 4.500%, 4/15/26	997,689
985,206	Series 2670, Class QP, 4.000%, 2/15/27	972,732
1,000,000	Series 2676, Class PG, 5.500%, 1/15/29	1,001,182
1,784,110	Series 2802, Class MB, 5.500%, 11/15/31	1,785,111
840,686	Series 2976, Class HP, 4.500%, 1/15/33	830,938
Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$611,334	Pool # G08005, 5.500%, 8/1/34	$610,790
838,038	Pool # 1G0865, 4.904%, 7/1/35	837,222
2,672,192	Pool # 972190, 5.317%, 11/1/35	2,674,718

		18,497,620

Federal National Mortgage Association -- 13.9%
323,622	Pool # 647408, 5.000%, 10/1/17	324,401
568,086	Pool # 254911, 5.000%, 10/1/23	560,663
1,344,435	Pool # 255360, 5.000%, 8/1/24	1,326,424
1,381,955	Pool # 255767, 5.500%, 6/1/25	1,388,582
1,539,808	Pool # 256116, 6.000%, 2/1/26	1,568,146
1,191,897	Pool # 256213, 6.000%, 4/1/26	1,213,833
1,132,548	Series 2003-11, Class BA, 5.500%, 8/25/32	1,125,907
1,038,479	Pool # 254594, 5.500%, 1/1/33	1,040,328
264,908	Series 2003-16, Class CB, 4.000%, 2/25/33	254,158
1,506,577	Pool # 783793, 6.000%, 7/1/34	1,531,974
1,103,832	Pool # 807963, 5.000%, 1/1/35	1,078,240
665,254	Pool # 806715, 5.500%, 1/1/35	665,291
1,502,937	Pool # 735224, 5.500%, 2/1/35	1,504,052
1,747,622	Pool # 868935, 5.500%, 5/1/36	1,745,733
914,290	Pool # 907484, 6.000%, 1/1/37	928,515

		16,256,247

Government National Mortgage Association -- 2.7%
1,500,000	Series 2003-100, Class VB, 5.500%, 1/20/23	1,497,391
319,859	Pool # 2699, 6.000%, 1/20/29	327,449
401,361	Pool # 576456, 6.000%, 3/15/32	411,658
1,000,000	Series 2005-55, Class PD, 5.000%, 5/20/32	995,818

		3,232,316

Total U.S. Government Mortgage Backed Agencies (Cost $38,072,670)		37,986,183

Principal Amount or Shares		Value

U.S. Treasury Obligations -- 9.8%
U.S. Treasury Notes -- 9.8%
$2,000,000	3.375%, 11/15/08	$1,999,844
1,000,000	5.000%, 8/15/11	1,059,375
1,000,000	4.125%, 8/31/12 (a)	1,029,609
2,000,000	4.250%, 11/15/14 (a)	2,063,282
2,000,000	4.500%, 2/15/16 (a)	2,081,718
2,000,000	5.125%, 5/15/16 (a)	2,164,688
1,000,000	4.750%, 2/15/37 (a)	1,046,562

Total U.S. Treasury Obligations (Cost $10,962,573)		11,445,078

Cash Equivalents -- 1.9%
2,262,283	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	2,262,283

Total Cash Equivalents (Cost $2,262,283)		2,262,283

Short-Term Securities Held As Collateral For Securities Lending -- 5.8%
	Pool of various securities for the Huntington Funds	6,785,712

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $6,785,712)		6,785,712

Total Investments (Cost $121,767,763) -- 105.3%		123,327,367

Liabilities in Excess of Other Assets -- (5.3)%		(6,167,978)

Net Assets -- 100.0%		$117,159,389

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

Huntington Michigan Tax-Free Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

School Districts	51.3%
Facilities	10.4%
General Obligations	10.1%
Utilities	6.7%
Medical	6.4%
Power	4.2%
Water	4.1%
Cash	2.3%
Higher Education	2.2%
General Fund	1.7%
Airport	0.6%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 97.0%
Michigan -- 97.0%
$150,000	Big Rapids, MI, Public School District, G.O., (FSA Ins.), 5.000%, 5/1/19	$152,394
75,000	Bishop, MI, International Airport Authority Refunding, G.O., Series A, (AMBAC Ins.), 5.100%, 12/1/18	77,742
400,000	Chippewa Valley, MI Schools, G.O., (FSA Ins.), 4.500%, 5/1/21	411,132
470,000	Detroit, MI, City School District, G.O., (FSA Ins.), 5.000%, 5/1/22	495,591
65,000	Detroit, MI, City School District, G.O., Series B, (FGIC Ins.), 5.000%, 5/1/19	68,150
500,000	Detroit, MI, Sewer Disposal Revenue, (MBIA Ins.), 5.250%, 7/1/19	547,305
500,000	Dexter, MI, Community Schools, G.O., (FGIC Q-SBLF Ins.), 5.100%, 5/1/18	547,450
60,000	Dowagiac, MI, School District, G.O., 5.500%, 5/1/16	64,625
150,000	Ecorse, MI, Public School District, G.O., (FSA Ins.), 5.000%, 5/1/19	160,418
400,000	Grand Rapids & Kent County, MI, Building Authority, G.O., Series A, 5.000%, 12/1/19	426,264
100,000	Grosse Isle Township, MI, School District Refunding, G.O., (FGIC Ins.), 5.100%, 5/1/18	100,524
Principal Amount		Value

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$300,000	Hartland, MI, Consolidated School District Refunding, G.O., 5.050%, 5/1/18	$311,595
500,000	Hartland, MI, Consolidated School District Refunding, G.O., (Q-SBLF Ins.), 5.125%, 5/1/20	519,215
500,000	Hazel Park, MI School District, G.O., (Q-SBLF Ins.), 5.000%, 5/1/16	526,755
140,000	Huron Valley, MI, School District Refunding, G.O., (FGIC Ins.), 5.000%, 5/1/18	140,689
150,000	Huron Valley, MI, School District, G.O., 5.250%, 5/1/17	161,061
55,000	Kalamazoo, MI, Hospital Finance Authority Refunding Revenue, (MBIA Ins.), 5.250%, 5/15/18	55,896
190,000	Kelloggsville, MI, Public School District Refunding, G.O., (FGIC Ins.), 5.000%, 5/1/13	190,952
25,000	Kent County, MI, Building Authority, G.O., 4.800%, 6/1/16	25,913
300,000	Lake Fenton, MI, Community Schools, G.O., (Q-SBLF Ins.), 5.500%, 5/1/13	324,498
600,000	Lake Orion, MI, Community School District Refunding, G.O., 5.000%, 5/1/18	628,434
410,000	Lake Orion, MI, Community School District Unrefunded, G.O., 4.800%, 5/1/15	430,697
Principal Amount		Value

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$350,000	Lincoln, MI, Consolidated School District Refunding, G.O., (FSA Ins.), 5.000%, 5/1/20	$371,787
500,000	Michigan Municipal Bond Authority Department of Treasury, 5.250%, 10/1/18	535,190
200,000	Michigan Municipal Building Authority, City of Detroit School District Revenue, (FSA Ins.), 5.000%, 6/1/15	217,518
500,000	Michigan Public Power Agency Refunding Revenue, (MBIA Ins.), 5.250%, 1/1/15	548,650
50,000	Michigan State Building Authority Refunding Revenue, Series I, (FSA Ins.), 5.250%, 10/15/12	54,185
250,000	Michigan State Building Authority Refunding Revenue, Series I, 5.500%, 10/15/15	266,452
600,000	Michigan State Building Authority, Facilities Program Refunding Revenue, Series I, 5.125%, 10/15/15	615,924
500,000	Michigan State Department of Treasury, G.O., Series A, 5.250%, 5/1/17	537,620
100,000	Michigan State Hospital Finance Authority Refunding Revenue, Series A, (AMBAC Ins.), 5.500%, 1/1/16	101,192
10,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 6.000%, 5/15/14	10,495
250,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 5.000%, 11/15/17	266,455
40,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 5.000%, 2/15/18	40,712
355,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 5.000%, 11/15/19	375,345
500,000	Mount Clemens, MI, Community School District Refunding, G.O., (FSA Ins.), 5.000%, 5/1/18	535,055
Principal Amount or Shares		Value

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$10,000	Northwestern Community College, MI, Unrefunded, G.O., (FGIC Ins.), 5.300%, 4/1/12	$10,337
200,000	Plymouth-Canton, MI, Community School District Refunding, G.O., (Q-SBLF Ins.), 5.250%, 5/1/15	217,164
250,000	Portage, MI, Public Schools, G.O., (FSA Ins.), 4.500%, 5/1/14	253,295
90,000	Saginaw Valley State University, MI, Unrefunded Revenue, (AMBAC Ins.), 5.000%, 7/1/12	92,502
65,000	South Lyon, MI, Community Schools, G.O., 4.250%, 5/1/10	66,529
120,000	St. Clarin County, MI, G.O., (FGIC Ins.), 4.500%, 4/1/15	124,414
500,000	Van Buren County, MI, Sewage Disposal, G.O., (AMBAC Ins.), 5.000%, 5/1/16	516,285
100,000	Wayne County, MI, Public Improvements, G.O., 5.300%, 10/1/13	104,072
15,000	Wayne County, MI, Wayne Community College, G.O., (AMBAC Ins.), 5.350%, 7/1/13	15,596
170,000	Wayne State University, MI, Revenue, (AMBAC Ins.), 5.000%, 11/15/20	181,919

Total Municipal Bonds (Cost $12,276,316)		12,425,993

Cash Equivalents -- 2.3%
294,066	Fidelity Institutional Tax-Exempt Portfolio, 3.190% (a)	294,066

Total Cash Equivalents (Cost $294,066)		294,066

Total Investments (Cost $12,570,382) -- 99.3%		12,720,059

Other Assets in Excess of Liabilities -- 0.7%		90,174

Net Assets -- 100.0%		$12,810,233

(a) Rate disclosed is the seven day yield as of December 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.

FGIC -- Financial Guaranty Insurance Co.

FSA -- Financial Security Assurance

G.O. -- General Obligation

Ins. -- Insured

MBIA -- Municipal Bond Insurance Association

Q-SBLF -- Qualified School Bond Loan Fund

Huntington Mortgage Securities Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Government Mortgage Backed Agencies	82.0%
Real Estate Investment Trusts (includes 8.4% of Common Stock and 0.3% of Preferred Stock)	8.7%
U.S. Government Agencies	3.5%
Collateralized Mortgage Obligations	2.7%
Cash[1]	1.7%
Other Investments (Collateral for Securities Lending)	1.4%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- 82.9%
Federal Home Loan Bank -- 0.9%
$749,201	Federal Home Loan Bank, 4.800%, 2/25/13	$754,348

Federal Home Loan Mortgage Corporation -- 34.0%
153,203	REMIC Series 2399, Class EC, 5.500%, 1/15/09	154,311
345,706	Series 2548, Class HA, 4.500%, 1/15/10	344,900
340,042	Series 1994-23, Class PK, 6.000%, 5/25/10	343,272
487,583	Pool # M80927, 5.000%, 7/1/11	492,876
41,072	Pool # E65142, 6.500%, 7/1/11	42,352
840,043	Pool # M81004, 5.000%, 1/1/13	847,976
1,335,289	REMIC Series 2584, Class LE, 4.000%, 12/15/13	1,321,954
785,781	Pool # J03237, 5.500%, 8/1/16	797,251
2,000,000	Series 2780, Class QC, 4.500%, 3/15/17	2,006,579
1,326,049	Series 3322, Class LA, 5.250%, 4/15/17	1,333,006
1,360,604	Series 2770, Class TC, 4.000%, 1/15/18	1,341,283
367,163	Pool # E96459, 5.000%, 5/1/18	368,125
122,752	Pool # C90237, 6.500%, 11/1/18	127,348
1,153,812	Series 3046, Class YA, 5.000%, 2/15/19	1,131,243
1,000,000	Series 2541, Class VL, 5.500%, 11/15/20	1,007,025
784,093	Pool # G12297, 6.000%, 7/1/21	802,252
1,000,000	Series 2571, Class VP, 5.500%, 7/15/21	982,896
1,000,000	REMIC Series 2543, Class PQ, 5.500%, 4/15/22	1,011,574
866,986	Pool # C90779, 5.000%, 1/1/24	859,235
968,131	Series 2847, Class NC, 4.000%, 1/15/24	962,288
914,816	Pool # C90859, 5.500%, 10/1/24	919,347
Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$1,000,000	Series 2676, Class PG, 5.500%, 1/15/29	$1,001,874
346,347	Pool # C00730, 6.000%, 3/1/29	353,913
2,000,000	REMIC Series 2553, Class AE, 5.500%, 9/15/29	2,027,149
1,000,000	Series 2672, Class GH, 5.500%, 8/15/31	997,270
1,000,000	Series 2802, Class MB, 5.500%, 11/15/31	1,002,090
840,686	Series 2976, Class HP, 4.500%, 1/15/33	831,787
1,204,286	Pool # A15284, 5.500%, 10/1/33	1,204,130
1,222,668	Pool # G08005, 5.500%, 8/1/34	1,221,770
838,038	Pool # 1G0865, 4.904%, 7/1/35	837,484
1,391,452	Series 3002, Class CA, 5.000%, 7/15/35	1,331,897
889,149	Pool # G08168, 6.000%, 12/1/36	902,657
956,017	Pool # A55565, 6.000%, 12/1/36	970,541

		29,879,655

Federal National Mortgage Association -- 41.4%
456,885	Pool # 254955, 4.000%, 10/1/10	452,715
502,010	Pool # 254486, 5.000%, 9/1/17	503,297
589,296	Pool # 663808, 5.000%, 11/1/17	590,807
807,268	Pool # 684488, 5.000%, 12/1/17	809,338
2,126,562	Series 2004-45, Class VD, 4.500%, 3/25/18	2,085,596
960,241	Pool # 693256, 5.000%, 4/1/18	962,792
694,362	Pool # 254720, 4.500%, 5/1/18	683,416
649,058	Series 2006-4, Class A, 6.000%, 11/25/22	663,948
752,730	Series 2003-38, Class TC, 5.000%, 3/25/23	752,630
794,250	Pool # 254831, 5.000%, 8/1/23	784,120
1,622,075	Pool # 254908, 5.000%, 9/1/23	1,601,387
1,497,578	Pool # 254911, 5.000%, 10/1/23	1,478,478
Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies -- (Continued)
Federal National Mortgage Association -- (Continued)
$649,837	Pool # 255320, 5.000%, 7/1/24	$641,334
2,028,977	Pool # 255711, 5.500%, 4/1/25	2,039,340
759,166	Pool # 357771, 5.000%, 5/1/25	748,863
1,924,760	Pool # 256116, 6.000%, 2/1/26	1,960,784
2,000,000	Series 2004-45, Class NC, 5.500%, 11/25/28	2,023,887
815,392	Series 1999-13, Class PH, 6.000%, 4/25/29	833,690
196,397	Pool # 602879, 6.000%, 11/1/31	200,354
1,000,000	Series 2003-53, Class JL, 5.000%, 12/25/31	981,928
1,000,000	Series 2003-92, Class KH, 5.000%, 3/25/32	988,684
1,768,756	Pool # 729535, 5.500%, 7/1/33	1,770,344
230,820	Pool # 748422, 6.000%, 8/1/33	234,893
1,762,940	Pool # 786457, 5.285%, 7/1/34	1,757,100
1,506,577	Pool # 783793, 6.000%, 7/1/34	1,532,210
665,254	Pool # 806715, 5.500%, 1/1/35	665,395
474,369	Pool # 814261, 6.000%, 1/1/35	482,440
1,502,937	Pool # 735224, 5.500%, 2/1/35	1,504,287
627,116	Pool # 836450, 6.000%, 10/1/35	637,283
1,416,161	Pool # 845573, 5.614%, 2/1/36	1,443,823
985,564	Pool # 745511, 5.000%, 4/1/36	962,008
1,678,650	Pool # 745418, 5.500%, 4/1/36	1,677,888
863,919	Pool # 888029, 6.000%, 12/1/36	877,612
914,290	Pool # 907484, 6.000%, 1/1/37	928,658

		36,261,329

Government National Mortgage Association -- 6.6%
3,542,901	Pool # 605653, 5.500%, 8/15/34	3,570,383
2,158,528	Pool # 3637, 5.500%, 11/20/34	2,164,148

		5,734,531

Total U.S. Government Mortgage Backed Agencies (Cost $72,632,581)		72,629,863

Common Stocks -- 8.5%
Real Estate Investment Trusts -- 8.5%
5,700	Acadia Realty Trust (a)	145,977
4,000	Alexandria Real Estate Equities, Inc.	406,680
4,000	AMB Property Corp.	230,240
6,000	American Campus Communities, Inc.	161,100
2,000	Avalonbay Communities, Inc.	188,280
3,000	Boston Properties, Inc.	275,430
7,000	Brandywine Realty Trust	125,510
3,000	Camden Property Trust	144,450
2,000	CBL & Associates Properties, Inc.	47,820
4,200	Developers Diversified Realty Corp. (a)	160,818
7,000	Digital Reality Trust, Inc. (a)	268,590
Shares or Principal Amount		Value

Common Stocks -- (Continued)
Real Estate Investment Trusts -- (Continued)
2,000	Douglas Emmett, Inc.	$45,220
4,000	Duke Realty Corp.	104,320
1,000	DuPont Fabros Technology, Inc.	19,600
4,500	EastGroup Properties, Inc.	188,325
1,000	Equity Lifestyle Properties, Inc.	45,670
6,000	Equity Residential	218,820
3,000	Essex Property Trust, Inc.	292,470
7,000	General Growth Properties, Inc.	288,260
800	Getty Realty Corp.	21,344
6,000	Healthcare Properties Investors, Inc.	208,680
3,500	Healthcare Realty Trust, Inc.	88,865
5,000	Home Properties, Inc. (a)	224,250
5,600	Hospitality Properties Trust	180,432
5,000	Host Hotels & Resorts, Inc.	85,200
7,600	Kimco Realty Corp.	276,640
4,000	Mack-Cali Realty Corp.	136,000
8,500	National Retail Properties, Inc.	198,730
6,000	Pennsylvania Real Estate Investment Trust	178,080
6,386	ProLogis	404,745
5,300	Public Storage, Inc.	389,073
7,000	Realty Income Corp. (a)	189,140
1,500	Regency Centers Corp.	96,735
2,000	Simon Property Group, Inc.	173,720
2,903	SL Green Realty Corp.	271,314
2,000	Sunstone Hotel Investors, Inc.	36,580
1,000	Tanger Factory Outlet Centers, Inc. (a)	37,710
1,100	The Macerich Co.	78,166
5,900	UDR, Inc.	117,115
6,000	Ventas, Inc.	271,500
2,800	Vornado Realty Trust	246,260
5,000	Washington Real Estate Investment Trust	157,050

Total Common Stocks (Cost $5,618,868)		7,424,909

U.S. Government Agencies -- 3.5%
Federal Home Loan Mortgage Corporation -- 1.2%
$500,000	3.650%, 1/23/08	499,719
500,000	4.500%, 4/2/14	511,859

		1,011,578

Federal National Mortgage Association -- 2.3%
1,000,000	2.875%, 5/19/08	993,545
1,000,000	5.000%, 3/2/15	1,049,531

		2,043,076

Total U.S. Government Agencies (Cost $2,985,334)		3,054,654

Shares or Principal Amount		Value

Preferred Stocks -- 0.3%
Real Estate Investment Trusts -- 0.3%
4,000	Simon Property Group, Inc., 6.000%	$286,160

Total Preferred Stocks (Cost $283,980)		286,160

Collateralized Mortgage Obligation -- 2.7%
$2,418,258	Citicorp Mortgage Securities, Inc., 5.500%, 10/25/35	2,412,312

Total Collateralized Mortgage Obligations (Cost $2,398,069)		2,412,312

Shares		Value

Cash Equivalents -- 1.7%
1,460,058	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	$1,460,058

Total Cash Equivalents (Cost $1,460,058)		1,460,058

Short-Term Securities Held As Collateral For Securities Lending -- 1.4%
	Pool of various securities for the Huntington Funds	1,202,347

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $1,202,347)		1,202,347

Total Investments (Cost $86,581,237) -- 101.0%		88,470,303

Liabilities in Excess of Other Assets -- (1.0)%		(880,149)

Net Assets -- 100.0%		$87,590,154

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

Huntington Ohio Tax-Free Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

General Obligations	28.0%
School Districts	25.1%
Higher Education	15.2%
Water	7.3%
Medical	6.2%
Facilities	4.9%
Utilities	4.7%
Power	4.6%
Transportation	3.3%
General Fund	0.4%
Cash	0.2%
Pollution Control	0.1%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 99.6%
Ohio -- 99.6%
$50,000	Akron, OH, Hospital Improvements Revenue, (FSA Ins.), 5.250%, 11/15/15	$53,460
70,000	Akron, OH, Pension Funding Refunding Revenue, (AMBAC Ins.), 5.250%, 12/1/18	73,632
335,000	Akron, OH, Water Utility Improvements Revenue, (MBIA Ins.), 5.250%, 12/1/17	357,324
150,000	Allen County, OH, Refunding, G.O., (AMBAC Ins.), 5.250%, 12/1/15	161,739
375,000	Avon Lake, OH, Water System Revenue, Series A, (AMBAC Ins.), 5.500%, 10/1/15	398,666
105,000	Bowling Green State University, OH, General Receipts Revenue, (AMBAC Ins.), 5.250%, 6/1/19	112,430
200,000	Butler County, OH, (AMBAC Ins.), 5.000%, 12/1/16	219,254
300,000	Butler County, OH, Sewer Systems Revenue, (FSA Ins.), 5.000%, 12/1/19	331,185
420,000	Canton, OH, School District, G.O., (MBIA Ins.), 5.350%, 12/1/15	446,317
200,000	Chagrin Falls, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/19	215,078
355,000	Cincinnati, OH, Water Systems Revenue, 5.000%, 12/1/19	374,571
85,000	Cleveland, OH, G.O., (MBIA Ins.), 5.500%, 12/1/13	92,803
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$500,000	Cleveland, OH, Public Power System Revenue, Series A, (FGIC Ins.), 5.000%, 11/15/16	$545,955
80,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.250%, 12/1/14	86,261
1,000,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	1,047,310
335,000	Cleveland, OH, State University Revenue, (FGIC Ins.), 5.000%, 6/1/17	365,153
100,000	Cleveland, OH, Waterworks Refunding Revenue, Series G, (MBIA Ins.), 5.500%, 1/1/13	105,603
650,000	Cleveland, OH, Waterworks Unrefunded Revenue, Series I, (FSA Ins.), 5.000%, 1/1/16	656,500
60,000	Cleveland, OH, Waterworks Unrefunded Revenue, Series I, (FSA Ins.), 5.000%, 1/1/17	60,600
75,000	Columbus, OH, G.O., Series A, 5.000%, 6/15/13	81,230
500,000	Columbus, OH, Refunding, G.O., Series C, 5.000%, 7/15/16	545,465
535,000	Crawford County, OH, Unrefunded, G.O., (AMBAC Ins.), 4.750%, 12/1/19	549,001
500,000	Cuyahoga County, OH, Hospital Revenue, Walker Center, Series I, (AMBAC Ins.), 5.250%, 1/1/13	509,710
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$500,000	Cuyahoga County, OH, Port Authority Revenue, (AMBAC Ins.), 5.000%, 8/1/18	$534,745
435,000	Delaware County, OH, G.O., (MBIA Ins.), 5.000%, 12/1/18	453,588
125,000	East Liverpool, OH, City Hospital Revenue, Series B, (FSA Ins.), 4.750%, 10/1/13	126,586
500,000	Euclid, OH, G.O., 5.000%, 12/1/12	512,385
360,000	Fairfield, OH, Local School District, G.O., (FSA Ins.), 4.250%, 12/1/18	373,792
190,000	Fairfield, OH, Union Local School District, G.O., Series A, (FSA Ins.), 4.250%, 12/1/19	196,405
160,000	Fairfield, OH, Union Local School District, G.O., Series A, (FSA Ins.), 4.250%, 12/1/20	164,661
140,000	Fairlawn, OH, G.O., 5.750%, 12/1/13	141,630
150,000	Fairless, OH, Local School District, G.O., (FSA Ins.), 5.000%, 12/1/21	159,251
115,000	Field, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/18	123,144
65,000	Field, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	69,345
155,000	Forest Hills, OH, Local School District Revenue, (FSA Ins.), 4.750%, 12/1/16	163,899
190,000	Franklin County, OH, Municipal Facilities Improvements, G.O., (MBIA Ins.), 4.650%, 12/1/15	199,245
200,000	Franklin County, OH, Refunding, G.O., 5.375%, 12/1/20	207,928
35,000	Gallia County, OH, Local School District, G.O., (FSA Ins.), 4.500%, 12/1/20	36,112
340,000	Greater Cleveland, OH, Regulatory Transportation Authority, G.O., (FGIC Ins.), 5.000%, 12/1/15	371,028
540,000	Greene County, OH, Refunding, G.O., Series A, (AMBAC Ins.), 5.000%, 12/1/19	593,433
450,000	Greene County, OH, Sewer System Revenue, (AMBAC Ins.), 5.000%, 12/1/18	484,024
275,000	Greene County, OH, Water & Sewer Revenue, (FSA Ins.), 5.000%, 12/1/21	291,959
55,000	Hamilton County, OH, Revenue, (AMBAC Ins.), 5.750%, 12/1/12	58,737
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$250,000	Hudson City, OH, Recreational Facilities Improvements, G.O., 5.000%, 12/1/14	$258,457
50,000	Kent State University, OH, General Receipts, Revenue, Series A, (AMBAC Ins.), 5.000%, 5/1/18	50,677
250,000	Kettering, OH, City School District, Refunding, G.O., (FSA Ins.), 5.000%, 12/1/15	272,027
1,000,000	Kettering, OH, G.O., 4.750%, 12/1/22	1,043,930
95,000	Keystone, OH, Local School District, G.O., (FSA Ins.), 5.000%, 12/1/19	101,204
285,000	Lakewood, OH, City School District, G.O., (FSA Ins.), 5.000%, 12/1/18	302,473
250,000	Lakota, OH, Local School District, G.O., (FGIC Ins.), 5.050%, 12/1/13	256,168
100,000	Licking County, OH, Joint Vocational School District, G.O., (MBIA Ins.), 5.375%, 12/1/14	108,385
300,000	Lorain County, OH, Hospital Revenue, Series B, (MBIA Ins.), 5.625%, 9/1/14	306,597
810,000	Lucas County, OH, Hospital Refunding Revenue, (AMBAC Ins.), 5.000%, 11/15/11	858,033
435,000	Madison, OH, Local School District Refunding, G.O., (FSA Ins.), 4.000%, 12/1/17	445,814
50,000	Mahoning County, OH, Hospital Facilities Revenue, Series A, (MBIA Ins.), 5.000%, 11/15/17	50,987
500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins.), 5.200%, 12/1/14	527,670
1,010,000	Marysville, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/16	1,085,275
250,000	Miami County, OH, G.O., 4.875%, 12/1/10	256,702
200,000	Middleburg Heights, OH, Hospital Refunding Revenue, Southwest General Health Center, (FSA Ins.), 5.625%, 8/15/15	206,866
50,000	Middleburg Heights, OH, Public Improvements Refunding, G.O., 4.300%, 12/1/10	50,969
50,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/13	52,553
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$250,000	Montgomery County, OH, Water Refunding Revenue, (AMBAC Ins.), 5.375%, 11/15/16	$269,510
50,000	Mount Vernon, OH, City Schools Refunding, G.O., (FSA Ins.), 5.000%, 12/1/17	53,975
100,000	Muskingum County, OH, Hospital Facilities Bethesda Hospital Association, Refunding Revenue, (Connie Lee Ins.), 5.400%, 12/1/16	101,184
35,000	New Albany Plain, OH, Local School District, G.O., (FGIC Ins.), 5.500%, 12/1/18	37,732
25,000	New Albany Plain, OH, Local School District, G.O., (FGIC Ins.), 5.500%, 12/1/18	27,303
235,000	Norwalk, OH, Refunding, G.O., 5.550%, 4/1/09	236,410
100,000	Norwalk, OH, Refunding, G.O., 5.600%, 4/1/10	100,612
1,000,000	Ohio Municipal Electric Generation Agency Refunding Revenue, (AMBAC Ins.), 5.000%, 2/15/17	1,064,320
65,000	Ohio State Building Authority Revenue, Series A, (FSA Ins.), 5.500%, 4/1/15	70,319
125,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins.), 5.500%, 10/1/14	134,325
500,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins.), 4.750%, 4/1/20	518,745
60,000	Ohio State Building Authority, Refunding Revenue, Series A, (FGIC Ins.), 5.000%, 4/1/11	63,165
150,000	Ohio State Building Authority, State Facilities Revenue, Series A, 5.000%, 4/1/16	159,353
140,000	Ohio State Community Schools, G.O., Series B, 5.000%, 9/15/18	146,952
100,000	Ohio State Community Schools, G.O., Series B, (FSA Ins.), 5.000%, 9/15/18	105,443
175,000	Ohio State Conservation Project, G.O., Series A, 5.000%, 3/1/15	187,539
700,000	Ohio State Conservation Projects, G.O., Series A, 5.000%, 3/1/17	742,007
60,000	Ohio State Higher Educational Facility Community Revenue, (AMBAC Ins.), 5.200%, 12/1/10	60,701
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$25,000	Ohio State Highway Improvements Revenue, 5.000%, 2/15/17	$26,021
150,000	Ohio State Parks & Recreation Revenue, Series II-A, (FSA Ins.), 5.000%, 12/1/17	159,849
250,000	Ohio State Revitalization Revenue Project, Series A, (AMBAC Ins.), 5.000%, 4/1/21	266,125
450,000	Ohio State Turnpike Commission Revenue, 5.500%, 2/15/20	477,679
100,000	Ohio State Turnpike Commission Revenue, Series B, (FGIC Ins.), 5.250%, 2/15/12	102,176
100,000	Ohio State University Cultural & Sports Capital Facilities Refunding Revenue, Series A, (FSA Ins.), 5.000%, 4/1/17	107,792
30,000	Ohio State Water Development Authority Refunding Revenue, 5.250%, 6/1/11	32,000
685,000	Ohio State, Public Improvements, G.O., Series A, 5.000%, 3/1/18	724,785
100,000	River Valley, OH, Local School District, G.O., (FSA Ins.), 5.250%, 11/1/16	107,470
1,040,000	Shaker Heights, OH, Urban Renewal Refunding, G.O., (AMBAC Ins.), 5.000%, 12/1/17	1,102,629
200,000	Sidney, OH, City School District, G.O., (FGIC Ins.), 5.000%, 12/1/12	213,366
980,000	Southwest Licking County, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	1,047,904
130,000	Springfield, OH, G.O., (FGIC Ins.), 5.500%, 12/1/17	136,317
325,000	Strongsville, OH, Library Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/15	340,714
235,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins.), 4.900%, 12/1/15	247,554
500,000	Teays Valley, OH, Local School District, School Facilities Construction & Improvement, G.O., (FGIC Ins.), 5.150%, 12/1/14	528,570
315,000	Toledo, OH, Sewer System Revenue, (MBIA Ins.), 5.250%, 11/15/13	331,752
700,000	Toledo, OH, Waterworks Revenue, (MBIA Ins.), 5.000%, 11/15/19	747,285
415,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	442,091
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$350,000	Trumbull County, OH, Public Improvements Refunding, G.O., (MBIA Ins.), 5.125%, 12/1/13	$378,045
655,000	TwInsburg, OH, Recreational Facilities Improvements, G.O., (FGIC Ins.), 5.500%, 12/1/17	702,193
500,000	University of Cincinnati, OH, Certificate Participation, (MBIA Ins.), 5.100%, 6/1/11	529,105
1,000,000	University of Cincinnati, OH, Certificate Participation, (MBIA Ins.), 5.000%, 6/1/15	1,087,590
1,000,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/17	1,076,150
1,690,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/19	1,822,733
Principal Amount or Shares		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	$320,250
50,000	Warren County, OH, Waterworks Refunding Revenue, (FSA Ins.), 5.000%, 12/1/15	53,612
650,000	Washington Court House, OH, School Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/19	694,128

Total Municipal Bonds (Cost $36,300,024)		36,771,411

Cash Equivalents -- 0.2%
89,016	Fidelity Institutional Tax-Exempt Portfolio, 3.190% (a)	89,016

Total Cash Equivalents (Cost $89,016)		89,016

Total Investments (Cost $36,389,040) -- 99.8%		36,860,427

Other Assets in Excess of Liabilities -- 0.2%		71,752

Net Assets -- 100.0%		$36,932,179

(a) Rate disclosed is the seven day yield as of December 31, 2007.

AMBAC -- American Municipal Bond Assurance Corp.

FGIC -- Financial Guaranty Insurance Co.

FSA -- Financial Security Assurance

G.O. -- General Obligation

Ins. -- Insured

MBIA -- Municipal Bond Insurance Association

Huntington Short/Intermediate Fixed Income Securities Fund December 31, 2007

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Corporate Bonds	68.1%
U.S. Government Agencies	28.2%
Cash[1]	2.0%
Other Investments (Collateral for Securities Lending)	1.7%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Cash is comprised of investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds -- 68.7%
Consumer Discretionary -- 8.0%
$1,500,000	Costco Wholesale Corp., 5.300%, 3/15/12	$1,539,558
1,500,000	CSX Corp., 6.750%, 3/15/11	1,574,032
1,000,000	Fortune Brands, Inc., 5.125%, 1/15/11	997,971
1,000,000	Nordstrom, Inc., 5.625%, 1/15/09	1,002,693
1,500,000	Union Pacific Corp., 3.875%, 2/15/09	1,487,213

		6,601,467

Consumer Staples -- 1.2%
1,000,000	Kellogg Co., 5.125%, 12/3/12	1,008,374

Energy -- 4.8%
2,000,000	Anadarko Petroleum Corp., 3.250%, 5/1/08	1,986,672
1,000,000	BJ Services Co., 5.750%, 6/1/11	1,025,281
1,000,000	Nabors Industries Ltd., 5.375%, 8/15/12	1,023,490

		4,035,443

Financials -- 30.0%
1,500,000	Bank of America Corp., 5.375%, 8/15/11	1,529,761
2,000,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11	2,016,942
1,500,000	CIT Group, Inc., 5.800%, 7/28/11	1,444,244
1,500,000	Citigroup, Inc., 5.125%, 2/14/11	1,508,382
1,500,000	Countrywide Home Loans, Inc., 3.250%, 5/21/08 (b)	1,355,502
3,000,000	General Electric Capital Corp., 3.750%, 12/15/09	2,975,235
1,500,000	Goldman Sachs Group, Inc., 5.700%, 9/1/12	1,543,233
3,000,000	HSBC Finance Corp., 4.800%, 6/15/10	2,945,574
1,500,000	International Lease Finance Corp., 5.450%, 3/24/11	1,511,619
1,000,000	Key Bank NA, 5.500%, 9/17/12	1,016,622
1,181,819	Marshall & Ilsley Corp., 2.900%, 8/18/09	1,158,029
Principal Amount		Value

Corporate Bonds -- (Continued)
Financials -- (Continued)
$2,000,000	MetLife Global Funding, 4.250%, 7/30/09 (a)	$2,001,220
1,500,000	Principal Life, Inc., 5.150%, 9/30/11	1,548,553
1,000,000	Shell International Finance Corp., 4.950%, 3/22/12	1,029,853
1,500,000	Washington Mutual, Inc., 5.500%, 8/24/11	1,337,949

		24,922,718

Health Care -- 2.4%
2,000,000	Quest Diagnostics, Inc., 5.125%, 11/1/10	2,036,966

Materials -- 3.6%
2,000,000	Monsanto Co., 4.000%, 5/15/08	1,993,364
1,000,000	Nucor Corp., 5.000%, 12/1/12	1,001,252

		2,994,616

Real Estate Investment Trusts -- 4.2%
2,000,000	Camden Property Trust, 4.375%, 1/15/10	1,950,322
1,500,000	Duke Realty Corp., 5.625%, 8/15/11	1,508,462

		3,458,784

Technology -- 5.5%
1,000,000	Cisco Systems, Inc., 5.250%, 2/22/11	1,025,258
1,500,000	Hewlett-Packard Co., 5.250%, 3/1/12	1,536,424
2,000,000	Oracle Corp., 5.000%, 1/15/11	2,026,448

		4,588,130

Telecommunications -- 4.8%
2,000,000	BellSouth Corp., 4.200%, 9/15/09	1,988,094
1,000,000	Comcast Corp., 5.500%, 3/15/11	1,009,557
1,000,000	GTE North, Inc., 5.650%, 11/15/08	1,003,138

		4,000,789

Principal Amount		Value

Corporate Bonds -- (Continued)
Utilities -- 4.2%
$2,000,000	Alabama Power Co., 3.125%, 5/1/08	$1,987,098
1,500,000	Dominion Resources, Inc., 4.750%, 12/15/10	1,502,903

		3,490,001

Total Corporate Bonds (Cost $57,231,187)		57,137,288

U.S. Government Agencies -- 28.4%
Federal Home Loan Bank -- 1.2%
1,000,000	3.500%, 12/26/08	994,715

Federal Home Loan Mortgage Corporation -- 21.2%
1,000,000	3.500%, 3/24/08	997,557
2,000,000	3.650%, 5/7/08	1,993,114
2,000,000	4.750%, 1/18/11	2,064,154
2,000,000	5.425%, 2/28/11	2,004,516
4,000,000	5.750%, 5/23/11	4,015,952
2,000,000	5.450%, 9/2/11	2,020,698
1,500,000	5.250%, 10/6/11	1,509,712
2,000,000	5.300%, 1/9/12	2,022,002
1,000,000	5.400%, 1/11/12	1,000,391

		17,628,096

Federal National Mortgage Association -- 6.0%
2,000,000	3.750%, 9/15/08	1,992,924
1,000,000	3.850%, 4/14/09	1,000,693
2,000,000	5.750%, 6/9/11	2,013,070

		5,006,687

Total U.S. Government Agencies (Cost $23,486,409)		23,629,498

Shares		Value

Cash Equivalents -- 2.0%
1,704,855	Huntington Money Market Fund, Interfund Shares, 3.950% (c) (d)	$1,704,855

Total Cash Equivalents (Cost $1,704,855)		1,704,855

Short-Term Securities Held As Collateral For Securities Lending -- 1.7%
	Pool of various securities for the Huntington Funds	1,394,070

Total Short-Term Securities Held As Collateral For Securities Lending (Cost $1,394,070)		1,394,070

Total Investments (Cost $83,816,521) -- 100.8%		83,865,711

Liabilities in Excess of Other Assets -- (0.8)%		(651,281)

Net Assets -- 100.0%		$83,214,430

(a) Security exempt from registration under Rule 144A or
Section 4(2) of the securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) All or part of the security was on loan as of December 31, 2007.

(c) Investment in affiliate.

(d) Rate disclosed is the seven day yield as of December 31, 2007.

Statements of Assets and Liabilities

December 31, 2007

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Tax-Free Money Market Fund

Assets:
Investments, at cost(1)	$ 1,224,164,131	$ 328,704,807	$ 54,525,888

Investments, at value(1)	$ 1,207,511,131	$ 328,704,807	$ 54,525,888
Investments in affiliated securities, at value	--	--	--
Investments in repurchase agreements, at cost	16,653,000	--	--

Total Investments	1,224,164,131	328,704,807	54,525,888

Cash	86	--	4,909
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $-, $-, $10,201,669 and $-)	--	--	--
Income receivable	1,793,339	1,720,596	332,507
Receivable for investments sold	--	--	--
Receivable for shares sold	33,946	--	--
Tax reclaims receivable		--	--
Prepaid expenses and other assets	20,445	--	3,518

Total assets	1,226,011,947	330,425,403	54,866,822

Liabilities:
Options written, at value (premium received $-, $-, $-, $-, $-, $-, $360,940, $- and $-)	--	--	--
Cash overdraft	--	--	--
Income distribution payable	3,223,925	598,798	137,927
Payable for investments purchased	--	7,818,000	--
Payable for shares redeemed	--	--	--
Payable for return of collateral received for securities on loan	--	--	--
Accrued expenses and other payables
Investment adviser fees	269,924	74,983	17,647
Administration fees	143,491	34,682	7,427
Custodian fees	26,808	6,498	1,529
Financial administration fees	37,316	8,059	4,079
Distribution services fee	111,691	25,957	1,331
Shareholder services fee	245,806	62,486	14,706
Transfer agent fees	13,322	4,154	2,762
Trustees’ fees	2,591	499	133
Compliance service fees	9,814	2,117	426
Other	151,177	29,163	7,486

Total liabilities	4,235,865	8,665,396	195,453

Net Assets	$ 1,221,776,082	$ 321,760,007	$ 54,671,369

Net Assets Consist of:
Paid in capital	$ 1,222,277,426	$ 321,818,143	$ 54,685,235
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(501,344)	(58,136)	(13,873)
Accumulated net investment income (loss)	--	--	7

Total Net Assets	$ 1,221,776,082	$ 321,760,007	$ 54,671,369

Net Assets:
Trust Shares	$ 632,775,751	$ 199,613,220	$ 48,584,976

Investment A Shares	$ 528,326,111	$ 122,146,787	$ 6,086,393

Investment B Shares	$ 126,540	--	--

Interfund Shares	$ 60,547,680	--	--

Shares Outstanding: (unlimited number of shares authorized, no par value)
Trust Shares	633,273,873	199,634,560	48,592,791

Investment A Shares	528,311,324	122,176,114	6,091,487

Investment B Shares	126,509	--	--

Interfund Shares	60,570,779	--	--

Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$ 1.00	$ 1.00	$ 1.00

Investment A Shares	$ 1.00	$ 1.00	$ 1.00

Investment B Shares(2)	$ 1.00	--	--

Interfund Shares	$ 1.00	--	--

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:

Investment A Shares	--	--	--

Maximum Sales Charge:
Investment A Shares	--	--	--

(1) Includes securities on loans of $-, $-, $-, $-, $14,809,456, $12,105,705, $21,195,008, $- and $6,501,009.

(2) For Investment B Shares, the redemption price per share varies by length of time shares are held.

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$ 862,902,043	$ 144,779,889	$ 187,404,259	$ 163,647,728	$ 224,819,722	$ 45,634,963

$ 538,012,743	$ 133,359,000	$ 250,163,621	$ 192,659,682	$ 313,722,111	$ 42,911,214
--	538,124	6,006,198	1,598,478	--	804,497
324,889,300	--	--	--	13,232,000	--

862,902,043	133,897,124	256,169,819	194,258,160	326,954,111	43,715,711

73	807	--	--	--	--
--	--	--	--	10,206,627	--
65,113	516,476	317,475	387,413	1,713,904	34,426
--	474,137	--	--	--	--
--	44,715	79,644	55,872	542,954	11,858
--	--	--	--	25,884	--
14,742	5,593	6,582	7,692	8,884	6,033

862,981,971	134,938,852	256,573,520	194,709,137	339,452,364	43,768,028

--	--	--	210,168	--	--
--	--	--	--	28,371	--
1,944,826	--	--	--	--	--
--	--	--	--	--	--
--	159,381	291,565	289,567	46,169	95,675
--	15,422,945	12,655,585	22,013,673	--	6,837,593

147,402	79,472	129,274	93,373	290,325	24,083
102,821	14,852	30,098	21,793	40,508	4,499
19,161	2,755	5,602	4,046	22,538	833
30,370	3,477	6,687	4,686	9,395	69
24,052	11,826	5,643	6,090	4,442	1,731
184,251	26,382	53,839	38,924	72,279	8,000
4,172	14,338	9,360	10,870	3,859	1,257
1,643	272	530	658	689	75
7,434	1,111	2,196	1,632	2,902	344
143,465	23,371	38,496	35,584	50,370	8,025

2,609,597	15,760,182	13,228,875	22,731,064	571,847	6,982,184

$ 860,372,374	$ 119,178,670	$ 243,344,645	$ 171,978,073	$ 338,880,517	$ 36,785,844

$ 860,343,542	$ 128,807,248	$ 152,130,049	$ 141,050,365	$ 231,764,147	$ 39,008,466
--	(10,882,765)	68,765,560	30,761,204	102,193,053	(1,919,252)
--	1,186,392	22,437,497	78,295	4,923,317	(303,370)
28,832	67,795	11,539	88,209	--	--

$ 860,372,374	$ 119,178,670	$ 243,344,645	$ 171,978,073	$ 338,880,517	$ 36,785,844

$ 757,331,118	$ 93,862,043	$ 227,972,431	$ 158,501,471	$ 324,157,786	$ 32,284,024

$ 103,041,256	$ 10,366,492	$ 9,680,216	$ 6,330,155	$ 11,150,595	$ 2,620,961

--	$ 14,950,135	$ 5,691,998	$ 7,146,447	$ 3,572,136	$ 1,880,859

--	--	--	--	--	--

757,277,242	9,489,681	6,512,543	5,990,156	21,593,798	3,212,655

103,068,730	1,048,262	282,137	239,212	748,113	263,695

--	1,515,600	175,881	271,822	244,996	192,634

--	--	--	--	--

$ 1.00	$ 9.89	$ 35.01	$ 26.46	$ 15.01	$ 10.05

$ 1.00	$ 9.89	$ 34.31	$ 26.46	$ 14.90	$ 9.94

--	$ 9.86	$ 32.36	$ 26.29	$ 14.58	$ 9.76

--	--	--	--	--	--

$ 1.00	$ 10.49	$ 36.40	$ 28.07	$ 15.81	$ 10.55

--	5.75%	5.75%	5.75%	5.75%	5.75%

Statements of Assets and Liabilities (Continued)

December 31, 2007

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund

Assets:
Investments, at cost(1)	$ 117,637,086	$ 124,990,808	$ 44,993,390	$ 59,304,951

Investments, at value(1)	$ 176,497,068	$ 132,398,546	$ 41,426,863	$ 69,065,171
Investments in affiliated securities, at value	6,424,192	10,479,574	5,958,210	1,891,032

Total Investments	182,921,260	142,878,120	47,385,073	70,956,203

Income receivable	132,953	157,428	32,570	789,233
Receivable for investments sold	--	--	--	--
Receivable for shares sold	449,618	116,431	84,386	37,138
Tax reclaims receivable	--	--	--	--
Prepaid expenses and other assets	5,379	4,864	2,062	15,545

Total assets	183,509,210	143,156,843	47,504,091	71,798,119

Liabilities:
Options written, at value (premium received $-, $-, $40,884, $-, $-, $-, $-, $-, $-, $- and $-)	--	--	30,150	--
Cash overdraft	--	--	1,006	--
Income distribution payable	--	--	--	--
Payable for investments purchased	679,379	--	--	--
Payable for shares redeemed	35,881	158,014	--	116,398
Payable for return of collateral received for securities on loan	20,118,482	22,559,731	2,037,367	14,224,962
Accrued expenses and other payables
Investment adviser fees	105,454	89,245	27,761	24,954
Administration fees	19,665	14,675	5,113	6,969
Custodian fees	3,656	2,730	1,121	1,298
Financial administration fees	4,624	2,641	819	133
Distribution services fee	6,103	4,625	228	846
Shareholder services fee	35,112	26,217	9,253	12,477
Transfer agent fees	9,611	9,906	478	4,333
Trustees’ fees	306	144	113	105
Compliance service fees	1,422	1,050	300	496
Other	32,046	17,128	9,899	8,194

Total liabilities	21,051,741	22,886,106	2,123,608	14,401,165

Net Assets	$ 162,457,469	$ 120,270,737	$ 45,380,483	$ 57,396,954

Net Assets Consist of:
Paid in capital	$ 93,113,547	$ 102,492,942	$ 42,983,607	$ 44,945,890
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	65,284,174	17,887,312	2,402,417	11,651,252
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	4,059,748	43,917	(19,786)	799,812
Accumulated net investment income (loss)	--	(153,434)	14,245	--

Total Net Assets	$ 162,457,469	$ 120,270,737	$ 45,380,483	$ 57,396,954

Net Assets:
Trust Shares	$ 149,244,628	$ 106,812,133	$ 44,522,676	$ 53,374,941

Investment A Shares	$ 5,240,004	$ 8,943,044	$ 706,427	$ 3,982,293

Investment B Shares	$ 7,972,837	$ 4,515,560	$ 151,380	$ 39,720

Shares Outstanding: (unlimited number of shares authorized, no par value)
Trust Shares	9,151,071	7,249,265	4,127,963	3,916,491

Investment A Shares	327,407	619,084	65,547	294,186

Investment B Shares	516,559	327,554	14,086	2,956

Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$ 16.31	$ 14.73	$ 10.79	$ 13.63

Investment A Shares	$ 16.00	$ 14.45	$ 10.78	$ 13.54

Investment B Shares(2)	$ 15.43	$ 13.79	$ 10.75	$ 13.44

Offering Price Per Share(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:

Investment A Shares	$ 16.98	$ 15.33	$ 11.44	$ 14.37

Maximum Sales Charge:
Investment A Shares	5.75%	5.75%	5.75%	5.75%

(1) Includes securities on loan of $19,408,485, $21,666,677, $1,945,533, $13,781,854, $20,570,464, $5,132,364, $6,681,324, $-, $1,176,354, $- and $1,354,648.

(2) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington Situs Small Cap Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$ 122,141,067	$ 187,746,601	$ 121,767,763	$ 12,570,382	$ 86,581,237	$ 36,389,040	$ 83,816,521

$ 147,371,779	$ 183,164,742	$ 121,065,084	$ 12,720,059	$ 87,010,245	$ 36,860,427	$ 82,160,856
1,760,260	9,134,936	2,262,283	--	1,460,058	--	1,704,855

149,132,039	192,299,678	123,327,367	12,720,059	88,470,303	36,860,427	83,865,711

66,227	2,388,359	1,181,581	122,523	419,860	272,409	1,041,636
409,440	--	--	--	--	--	--
761,633	93,088	13,330	--	200	25,010	6,243
1,069	--	--	--	--	--	--
4,112	6,628	4,804	4,577	4,697	4,188	5,298

150,374,520	194,787,753	124,527,082	12,847,159	88,895,060	37,162,034	84,918,888

--	--	--	--	--	--	--
--	--	--	--	--	--	--
--	363,685	200,341	16,885	--	74,610	146,367
--	693,374	--	--	--	--	--
105,851	40,899	244,523	--	67	106,445	75,113
21,578,307	5,224,956	6,785,712	--	1,202,347	--	1,394,070

82,887	79,282	49,395	5,959	37,377	15,933	35,464
15,439	22,128	13,798	1,532	10,444	4,454	9,919
2,807	4,122	2,568	281	1,944	828	1,844
4,708	6,028	3,176	2,277	2,956	6,049	3,527
6,058	1,926	598	1,099	1,070	1,030	101
27,589	39,597	24,695	2,702	18,679	7,949	17,732
11,407	4,557	24,736	2,880	16,742	5,037	5,222
213	392	449	105	304	277	255
1,095	1,580	996	122	754	326	723
18,259	34,702	16,706	3,084	12,222	6,917	14,121

21,854,620	6,517,228	7,367,693	36,926	1,304,906	229,855	1,704,458

$ 128,519,900	$ 188,270,525	$ 117,159,389	$ 12,810,233	$ 87,590,154	$ 36,932,179	$ 83,214,430

$ 100,479,969	$ 184,112,764	$ 115,879,491	$ 12,751,237	$ 85,629,516	$ 36,467,602	$ 86,940,574
26,998,591	4,553,077	1,559,604	149,677	1,889,066	471,387	49,190
1,044,653	(395,140)	(272,260)	(90,681)	71,572	(6,781)	(3,774,447)
(3,313)	(176)	(7,446)	--	--	(29)	(887)

$ 128,519,900	$ 188,270,525	$ 117,159,389	$ 12,810,233	$ 87,590,154	$ 36,932,179	$ 83,214,430

$ 108,349,974	$ 183,282,795	$ 115,155,155	$ 8,375,580	$ 83,727,854	$ 34,097,822	$ 82,729,811

$ 15,657,695	$ 2,589,365	$ 1,588,260	$ 4,005,542	$ 3,190,000	$ 1,706,484	$ 484,619

$ 4,512,231	$ 2,398,365	$ 415,974	$ 429,111	$ 672,300	$ 1,127,873	--

5,416,735	8,664,063	10,980,562	793,592	9,381,529	1,627,837	4,251,361

794,756	122,421	151,455	379,593	355,491	81,518	24,900

236,428	113,517	39,648	40,683	75,200	53,873	--

$ 20.00	$ 21.15	$ 10.49	$ 10.55	$ 8.92	$ 20.95	$ 19.46

$ 19.70	$ 21.15	$ 10.49	$ 10.55	$ 8.97	$ 20.93	$ 19.46

$ 19.09	$ 21.13	$ 10.49	$ 10.55	$ 8.94	$ 20.94	--

$ 20.90	$ 22.20	$ 11.01	$ 11.08	$ 9.42	$ 21.97	$ 19.76

5.75%	4.75%	4.75%	4.75%	4.75%	4.75%	1.50%

Statements of Operations

Year Ended December 31, 2007

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Tax-Free Money Market Fund	Huntington U.S. Treasury Money Market Fund

Investment Income:
Dividend income	$ 230,090	$ 246,144	$ 48,247	$ --
Dividend income from affiliated securities	--	--	--	--
Interest income	51,742,810	7,550,295	1,494,827	35,234,992
Income from securities lending	--	--	--	--
Foreign dividend taxes withheld	--	--	--	--

Total investment income	51,972,900	7,796,439	1,543,074	35,234,992

Expenses:
Investment adviser fees	2,793,657	648,325	129,080	1,527,889
Administration fees	1,386,701	291,746	58,086	1,031,318
Custodian fees	267,057	56,186	11,186	198,616
Transfer and dividend disbursing agent fees and expenses	238,606	51,092	11,768	174,445
Trustees’ fees	44,790	9,433	1,818	35,502
Auditing fees	154,030	30,540	6,332	136,095
Legal fees	14,806	3,810	486	9,074
Financial administration fees	439,520	90,971	25,639	328,072
Distribution services fee--Investment A Shares	1,127,605	275,554	24,401	247,181
Distribution services fee--Investment B Shares	643	--	--	--
Shareholder services fee--Trust Shares	1,333,825	264,714	83,166	1,662,658
Shareholder services fee--Investment A Shares	1,127,605	275,554	24,401	247,181
Shareholder services fee--Investment B Shares	214	--	--	--
Share registration costs	30,464	17,254	17,674	21,879
Printing and postage	64,696	8,178	2,368	37,005
Insurance premiums	24,797	14,317	4,457	27,077
Compliance service fees	40,630	8,596	1,730	30,349
Other	25,387	4,697	2,012	65,328

Total expenses	9,115,033	2,050,967	404,604	5,779,669

Net investment income (loss)	42,857,867	5,745,472	1,138,470	29,455,323

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(106)	(10,883)	(1,434)	42,627
Net realized gain (loss) on option transactions	--	--	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--	--

Net realized gain on investments, options and translation of assets and liabilities in foreign currency	(106)	(10,883)	(1,434)	42,627

Net realized gain distributions from investment company shares	--	--	--	--

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(106)	(10,883)	(1,434)	42,627

Change in net assets resulting from operations	$ 42,857,761	$ 5,734,589	$ 1,137,036	$ 29,497,950

Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund	Huntington Mid Corp America Fund

$ 6,420,566	$ 3,479,562	$ 5,608,932	$ 6,789,639	$ 583,041	$ 1,860,674
70,725	93,254	76,789	--	30,065	216,694
--	--	1,073	516,313	--	44
45,299	35,985	38,908	--	4,354	75,572
--	--	--	(529,841)	--	--

6,536,590	3,608,801	5,725,702	6,776,111	617,460	2,152,984

1,056,208	1,488,113	1,203,373	3,162,417	334,382	1,288,436
190,118	334,825	270,759	426,927	60,189	231,920
36,614	64,482	52,144	120,419	11,591	44,664
46,276	64,737	55,973	74,235	11,306	48,411
6,296	10,920	9,235	14,004	2,031	7,686
20,136	25,347	24,485	53,051	9,665	19,617
2,192	2,582	2,345	4,397	295	2,385
66,233	115,874	96,207	160,761	34,507	86,220
29,162	23,191	16,585	23,016	7,597	13,173
132,792	42,044	60,396	22,705	15,785	63,706
278,643	582,838	464,686	760,017	98,602	395,070
29,162	23,191	16,585	23,016	7,597	13,173
44,264	14,014	20,132	7,569	5,262	21,235
27,357	35,908	25,458	26,134	19,540	30,335
12,161	19,721	20,120	24,508	3,849	16,832
8,142	10,534	9,023	12,395	4,431	9,641
5,651	9,923	8,043	12,412	1,793	6,819
3,305	6,426	5,342	3,919	1,691	4,325

1,994,712	2,874,670	2,360,891	4,931,902	630,113	2,303,648

4,541,878	734,131	3,364,811	1,844,209	(12,653)	(150,664)

6,720,591	66,273,408	31,370,906	21,463,063	2,533,580	15,960,372
66,748	--	(2,381,000)	--	--	--
--	--	--	300,842	--	--

6,787,339	66,273,408	28,989,906	21,763,905	2,533,580	15,960,372

--	--	--	1,320,769	--	--

(20,834,192)	(30,777,785)	(28,528,722)	24,827,368	(3,712,846)	(3,173,454)

(14,046,853)	35,495,623	461,184	47,912,042	(1,179,266)	12,786,918

$ (9,504,975)	$ 36,229,754	$ 3,825,995	$ 49,756,251	$ (1,191,919)	$ 12,636,254

Statements of Operations (Continued)

Year Ended December 31, 2007

	Huntington New Economy Fund	Huntington Real Strategies Fund(1)	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund

Investment Income:
Dividend income	$ 1,528,105	$ 495,370	$ 1,090,872	$ 1,297,807
Dividend income from affiliated securities	280,095	26,771	93,090	186,015
Interest income	--	234,069	--	14,740
Income from securities lending	95,580	1,303	21,103	67,739
Foreign dividend taxes withheld	--	(48)	--	(3,367)

Total investment income	1,903,780	757,465	1,205,065	1,562,934

Expenses:
Investment adviser fees	1,047,402	141,163	280,152	937,639
Administration fees	166,352	25,409	75,641	168,776
Custodian fees	32,037	4,851	14,567	33,093
Transfer and dividend disbursing agent fees and expenses	37,616	4,304	16,924	39,359
Trustees’ fees	5,404	912	2,548	5,639
Auditing fees	18,225	5,018	11,203	18,493
Legal fees	1,116	40	1,862	1,202
Financial administration fees	63,777	18,660	35,195	79,696
Distribution services fee--Investment A Shares	23,348	670	10,724	37,645
Distribution services fee--Investment B Shares	34,361	357	74	32,770
Shareholder services fee--Trust Shares	273,256	46,266	129,327	263,978
Shareholder services fee--Investment A Shares	23,348	670	10,724	37,645
Shareholder services fee--Investment B Shares	11,454	119	25	10,923
Share registration costs	26,662	41,761	14,662	23,856
Printing and postage	10,054	1,815	2,881	10,101
Insurance premiums	7,311	5,395	6,584	7,849
Compliance service fees	4,830	629	2,186	4,860
Other	2,416	4,672	156	2,498

Total expenses	1,788,969	302,711	615,435	1,716,022

Investment advisory fees waived	--	(21,717)	--	--

Net expenses	1,788,969	280,994	615,435	1,716,022

Net investment income (loss)	114,811	476,471	589,630	(153,088)

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	21,812,395	5,143	3,520,786	12,231,950
Net realized gain on option transactions	154,619	481,570	--	16,850
Net realized gain (loss) on foreign currency transactions	--	--	--	(40,087)

Net realized gain on investments, options and translation of assets and liabilities in foreign currency	21,967,014	486,713	3,520,786	12,208,713

Net realized gain distributions from investment company shares	--	31,295	859	--

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(8,682,316)	2,402,417	399,001	(1,452,805)

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	13,284,698	2,920,425	3,920,646	10,755,908

Change in net assets resulting from operations	$ 13,399,509	$ 3,396,896	$ 4,510,276	$ 10,602,820

(1) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$ 250,834	$ --	$ 6,107	$ 119,372	$ 6,885	$ --
170,352	97,228	--	98,154	--	66,825
8,962,325	5,581,836	765,176	4,058,468	1,536,762	4,112,046
53,257	22,421	--	1,934	--	4,553
--	--	--	--	--	--

9,436,768	5,701,485	771,283	4,277,928	1,543,647	4,183,424

903,934	566,012	97,164	444,962	200,583	449,131
244,063	152,824	26,234	120,140	54,158	121,266
47,003	29,432	5,052	23,137	10,430	23,354
44,877	49,938	7,344	36,625	14,004	25,333
8,072	5,146	963	4,060	1,960	3,965
23,199	16,106	1,113	13,137	3,660	9,788
3,044	2,794	234	1,438	290	167
99,266	70,442	32,882	61,625	51,220	52,761
4,417	4,045	9,866	5,213	4,020	1,604
18,854	3,066	3,389	5,320	9,331	--
441,265	277,939	37,587	215,495	93,161	222,961
4,417	4,045	9,866	5,213	4,020	1,604
6,285	1,022	1,130	1,773	3,110	--
24,882	22,126	20,988	21,447	22,719	17,561
17,608	5,188	2,212	4,539	4,006	6,523
7,260	7,588	2,927	6,845	4,351	6,184
7,277	4,530	792	3,580	1,653	3,699
4,425	3,223	1,934	2,710	2,845	3,675

1,910,148	1,225,466	261,677	977,259	485,521	949,576

--	--	--	--	--	--

1,910,148	1,225,466	261,677	977,259	485,521	949,576

7,526,620	4,476,019	509,606	3,300,669	1,058,126	3,233,848

(216,381)	130,303	79,378	509,910	14,083	(225,695)
--	--	--	--	--	--
--	--	--	--	--	--

(216,381)	130,303	79,378	509,910	14,083	(225,695)

--	--	--	--	--	--

3,669,032	2,806,758	(146,173)	(921,771)	109,741	1,159,039

3,452,651	2,937,061	(66,795)	(411,861)	123,824	933,344

$ 10,979,271	$ 7,413,080	$ 442,811	$ 2,888,808	$ 1,181,950	$ 4,167,192

Statements of Changes in Net Assets

	Huntington Money Market Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets:
Operations--
Net investment income	$ 42,857,867	$ 32,524,343
Net realized gain (loss) on investments	(106)	(921)

Change in net assets resulting from operations	42,857,761	32,523,422

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(22,803,976)	(19,505,375)
Investment A Shares	(18,134,649)	(11,371,819)
Investment B Shares	(2,996)	(2,500)
Interfund Shares	(1,916,246)	(1,648,798)
From net realized gain on investments:
Trust Shares	--	--
Investment A Shares	--	--

Change in net assets resulting from distributions to shareholders	(42,857,867)	(32,528,492)

Change in net assets resulting from capital transactions	274,163,687	155,392,517

Change in net assets	274,163,581	155,387,447
Net Assets:
Beginning of period	947,612,501	792,225,054

End of period	$ 1,221,776,082	$ 947,612,501

Accumulated net investment income (loss) included in net assets at end of period	$ --	$ --

Capital Transactions:
Trust Shares
Shares sold	$ 1,215,873,615	$ 1,336,306,384
Dividends reinvested	139,480	70,941
Shares redeemed	(1,083,403,989)	(1,373,341,920)

Total Trust Shares	132,609,106	(36,964,595)

Investment A Shares
Shares sold	975,492,415	875,466,126
Dividends reinvested	5,933,534	4,484,180
Shares redeemed	(859,609,346)	(693,205,267)

Total Investment A Shares	121,816,603	186,745,039

Investment B Shares
Shares sold	74,619	72,208
Dividends reinvested	2,954	2,416
Shares redeemed	(83,987)	(9)

Total Investment B Shares	(6,414)	74,615

Interfund Shares
Shares sold	320,487,982	249,312,617
Dividends reinvested	9	--
Shares redeemed	(300,743,599)	(243,775,159)

Total Interfund Shares	19,744,392	5,537,458

Net change resulting from capital transactions	$ 274,163,687	$ 155,392,517

Share Transactions:
Trust Shares
Shares sold	1,215,873,614	1,336,306,384
Dividends reinvested	139,480	70,941
Shares redeemed	(1,083,403,989)	(1,373,341,920)

Total Trust Shares	132,609,105	(36,964,595)

Investment A Shares
Shares sold	975,492,415	875,466,127
Dividends reinvested	5,933,534	4,484,180
Shares redeemed	(859,609,346)	(693,205,267)

Total Investment A Shares	121,816,603	186,745,040

Investment B Shares
Shares sold	74,619	72,208
Dividends reinvested	2,954	2,416
Shares redeemed	(83,987)	(9)

Total Investment B Shares	(6,414)	74,615

Interfund Shares
Shares sold	320,487,982	249,312,616
Dividends reinvested	9	--
Shares redeemed	(300,743,599)	(243,775,159)

Total Interfund Shares	19,744,392	5,537,457

Net change resulting from share transactions	274,163,686	155,392,517

Huntington Ohio Municipal Money Market Fund		Huntington Tax-Free Money Market Fund		Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

$ 5,745,472	$ 4,252,664	$ 1,138,470	$ 842,641	$ 29,455,323	$ 25,333,442
(10,883)	(9,206)	(1,434)	(4,861)	42,627	2,611

5,734,589	4,243,458	1,137,036	837,780	29,497,950	25,336,053

(2,940,974)	(1,977,683)	(896,175)	(578,414)	(25,882,910)	(21,929,564)
(2,804,498)	(2,274,981)	(242,290)	(264,227)	(3,574,348)	(3,403,878)
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	(1,832)	--
--	--	--	--	(283)	--

(5,745,472)	(4,252,664)	(1,138,465)	(842,641)	(29,459,373)	(25,333,442)

117,900,018	22,481,302	15,106,744	5,267,157	255,872,984	19,069,736

117,889,135	22,472,096	15,105,315	5,262,296	255,911,561	19,072,347

203,870,872	181,398,776	39,566,054	34,303,758	604,460,813	585,388,466

$ 321,760,007	$ 203,870,872	$ 54,671,369	$ 39,566,054	$ 860,372,374	$ 604,460,813

$ --	$ --	$ 7	$ 2	$ 28,832	$ (3,321)

$ 361,746,202	$ 225,362,718	$ 131,681,189	$ 54,272,927	$ 2,456,935,503	$ 2,470,525,327
5,837	6,107	--	--	1,453	--
(257,338,484)	(214,958,103)	(108,456,168)	(51,296,857)	(2,236,026,697)	(2,433,857,972)

104,413,555	10,410,722	23,225,021	2,976,070	220,910,259	36,667,355

259,381,528	300,720,811	15,831,101	18,214,125	299,288,131	115,757,663
179,866	212,544	5,660	9,899	1,479,356	2,149,999
(246,074,931)	(288,862,775)	(23,955,038)	(15,932,937)	(265,804,762)	(135,505,281)

13,486,463	12,070,580	(8,118,277)	2,291,087	34,962,725	(17,597,619)

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

$ 117,900,018	$ 22,481,302	$ 15,106,744	$ 5,267,157	$ 255,872,984	$ 19,069,736

361,746,203	225,362,717	131,681,189	54,272,927	2,456,935,503	2,470,525,329
5,837	6,107	--	--	1,453	--
(257,338,484)	(214,958,103)	(108,456,168)	(51,296,857)	(2,236,026,697)	(2,433,857,972)

104,413,556	10,410,721	23,225,021	2,976,070	220,910,259	36,667,357

259,381,529	300,720,812	15,831,101	18,214,438	299,288,131	115,757,662
179,866	212,543	5,660	9,899	1,479,356	2,149,999
(246,074,931)	(288,862,775)	(23,955,038)	(15,932,937)	(265,804,762)	(135,505,281)

13,486,464	12,070,580	(8,118,277)	2,291,400	34,962,725	(17,597,620)

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

117,900,020	22,481,301	15,106,744	5,267,470	255,872,984	19,069,737

Statements of Changes in Net Assets (Continued)

	Huntington Dividend Capture Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ 4,541,878	$ 4,309,658
Net realized gain on investments, options and foreign currency transactions	6,787,339	7,774,068
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(20,834,192)	7,301,887

Change in net assets resulting from operations	(9,504,975)	19,385,613

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(3,845,510)	(3,505,512)
Investment A Shares	(374,681)	(333,165)
Investment B Shares	(477,124)	(481,070)
From net realized gain on investments:
Trust Shares	(5,626,922)	(4,993,977)
Investment A Shares	(601,981)	(484,030)
Investment B Shares	(895,778)	(833,889)

Change in net assets resulting from distributions to shareholders	(11,821,996)	(10,631,643)

Change in net assets resulting from capital transactions	(2,153,587)	13,181,264

Change in net assets	(23,480,558)	21,935,234
Net Assets:
Beginning of period	142,659,228	120,723,994

End of period	$ 119,178,670	$ 142,659,228

Accumulated net investment income (loss) included in net assets at end of period	$ 67,795	$ 68,160

Capital Transactions:
Trust Shares
Shares sold	$ 12,645,210	$ 19,074,925
Dividends reinvested	5,316,837	4,696,612
Shares redeemed	(19,619,233)	(11,017,057)

Total Trust Shares	(1,657,186)	12,754,480

Investment A Shares
Shares sold	2,543,045	1,935,780
Dividends reinvested	884,375	708,045
Shares redeemed	(2,751,019)	(2,021,813)

Total Investment A Shares	676,401	622,012

Investment B Shares
Shares sold	987,021	691,598
Dividends reinvested	1,276,884	1,217,679
Shares redeemed	(3,436,707)	(2,104,505)

Total Investment B Shares	(1,172,802)	(195,228)

Net change resulting from capital transactions	$ (2,153,587)	$ 13,181,264

Share Transactions:
Trust Shares
Shares sold	1,107,700	1,674,307
Dividends reinvested	497,995	406,928
Shares redeemed	(1,776,040)	(970,751)

Total Trust Shares	(170,345)	1,110,484

Investment A Shares
Shares sold	221,646	168,128
Dividends reinvested	83,108	61,372
Shares redeemed	(245,129)	(178,344)

Total Investment A Shares	59,625	51,156

Investment B Shares
Shares sold	86,060	60,550
Dividends reinvested	120,484	105,735
Shares redeemed	(306,485)	(187,138)

Total Investment B Shares	(99,941)	(20,853)

Net change resulting from share transactions	(210,661)	1,140,787

Huntington Growth Fund		Huntington Income Equity Fund		Huntington International Equity Fund		Huntington Macro 100 Fund
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

$ 734,131	$ 475,920	$ 3,364,811	$ 3,599,038	$ 1,844,209	$ 1,760,445	$ (12,653)	$ (4,717)
66,273,408	26,408,573	28,989,906	18,513,883	23,084,674	24,169,433	2,533,580	3,392,055
(30,777,785)	(7,042,950)	(28,528,722)	74,864	24,827,368	31,301,717	(3,712,846)	(935,240)

36,229,754	19,841,543	3,825,995	22,187,785	49,756,251	57,231,595	(1,191,919)	2,452,098

(714,986)	(473,533)	(3,118,446)	(3,415,282)	(3,169,290)	(1,444,995)	--	--
(9,994)	--	(96,393)	(96,153)	(82,744)	(28,684)	--	--
--	--	(82,331)	(87,135)	(11,669)	(1,653)	--	--

(45,738,590)	(30,793,313)	(25,898,555)	(17,632,120)	(22,713,065)	(17,910,960)	(4,574,886)	(851,392)
(1,854,057)	(1,298,208)	(948,817)	(554,441)	(738,626)	(409,486)	(364,934)	(63,408)
(1,134,589)	(811,572)	(1,082,454)	(747,675)	(242,245)	(151,220)	(265,151)	(41,666)

(49,452,216)	(33,376,626)	(31,226,996)	(22,532,806)	(26,957,639)	(19,946,998)	(5,204,971)	(956,466)

18,576,840	(1,062,019)	(752,776)	(8,073,120)	40,693,779	44,352,546	(4,840,766)	17,708,652

5,354,378	(14,597,102)	(28,153,777)	(8,418,141)	63,492,391	81,637,143	(11,237,656)	19,204,284

237,990,267	252,587,369	200,131,850	208,549,991	275,388,126	193,750,983	48,023,500	28,819,216

$ 243,344,645	$ 237,990,267	$ 171,978,073	$ 200,131,850	$ 338,880,517	$ 275,388,126	$ 36,785,844	$ 48,023,500

$ 11,539	$ 16,338	$ 88,209	$ 109,017	$ --	$ 247,867	$ --	$ --

$ 29,066,859	$ 21,502,207	$ 17,158,979	$ 15,140,041	$ 64,139,781	$ 54,721,766	$ 7,252,601	$ 20,283,939
23,045,821	14,568,355	13,971,219	9,383,335	10,732,225	7,580,979	2,766,828	504,966
(34,932,400)	(36,227,129)	(33,029,395)	(32,275,011)	(39,231,007)	(22,336,375)	(14,883,528)	(4,518,325)

17,180,280	(156,567)	(1,899,197)	(7,751,635)	35,640,999	39,966,370	(4,864,099)	16,270,580

1,391,067	611,966	1,422,839	1,301,261	4,674,374	4,209,435	760,956	1,780,837
1,758,864	1,241,931	1,009,311	629,601	760,357	391,925	355,119	60,981
(2,168,136)	(2,701,388)	(1,288,277)	(1,993,421)	(1,383,896)	(1,142,135)	(1,239,046)	(904,771)

981,795	(847,491)	1,143,873	(62,559)	4,050,835	3,459,225	(122,971)	937,047

315,636	308,338	467,805	476,920	1,060,742	919,489	286,618	621,916
1,122,422	796,994	1,131,959	809,182	246,138	145,102	257,456	39,466
(1,023,293)	(1,163,293)	(1,597,216)	(1,545,028)	(304,935)	(137,640)	(397,770)	(160,357)

414,765	(57,961)	2,548	(258,926)	1,001,945	926,951	146,304	501,025

$ 18,576,840	$ (1,062,019)	$ (752,776)	$ (8,073,120)	$ 40,693,779	$ 44,352,546	$ (4,840,766)	$ 17,708,652

757,415	549,754	546,485	474,076	4,380,463	4,162,908	624,332	1,727,097
664,116	385,961	523,336	299,491	727,338	546,381	258,384	42,290
(901,655)	(913,333)	(1,053,169)	(1,002,778)	(2,649,953)	(1,692,640)	(1,280,686)	(382,322)

519,876	22,382	16,652	(229,211)	2,457,848	301,649	(397,970)	1,387,065

36,184	15,570	43,955	40,865	318,478	319,476	66,066	153,718
51,798	33,436	37,900	20,100	51,964	28,433	33,588	5,142
(57,021)	(69,496)	(39,976)	(61,844)	(92,750)	(87,261)	(107,166)	(78,759)

30,961	(20,490)	41,879	(879)	277,692	260,648	(7,512)	80,101

8,653	8,180	14,809	15,021	74,016	70,387	24,797	52,903
35,003	22,338	42,950	25,981	17,260	10,771	24,797	3,365
(27,976)	(31,156)	(49,868)	(48,235)	(20,913)	(10,583)	(35,431)	(13,812)

15,680	(638)	7,891	(7,233)	70,363	70,575	14,163	42,456

566,517	1,254	66,422	(237,323)	2,805,903	3,347,872	(391,319)	1,509,622

Statements of Changes in Net Assets (Continued)

	Huntington Mid Corp America Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ (150,664)	$ 46,315
Net realized gain on investments, options and foreign currency transactions	15,960,372	4,389,606
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(3,173,454)	8,178,910

Change in net assets resulting from operations	12,636,254	12,614,831

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(3,689)	(46,261)
Investment A Shares	--	--
Investment B Shares	--	--
From net realized gain on investments:
Trust Shares	(12,092,587)	(2,646,883)
Investment A Shares	(417,016)	(87,663)
Investment B Shares	(663,861)	(152,600)

Change in net assets resulting from distributions to shareholders	(13,177,153)	(2,933,407)

Change in net assets resulting from capital transactions	(1,276,221)	(5,781,673)

Change in net assets	(1,817,120)	3,899,751
Net Assets:
Beginning of period	164,274,589	160,374,838

End of period	$ 162,457,469	$ 164,274,589

Accumulated net investment income (loss) included in net assets at end of period	$ --	$ 3,695

Capital Transactions:
Trust Shares
Shares sold	$ 14,916,593	$ 13,196,944
Dividends reinvested	4,505,940	1,020,518
Shares redeemed	(20,650,941)	(19,784,334)

Total Trust Shares	(1,228,408)	(5,566,872)

Investment A Shares
Shares sold	1,664,618	1,061,203
Dividends reinvested	377,545	77,094
Shares redeemed	(1,746,548)	(1,061,353)

Total Investment A Shares	295,615	76,944

Investment B Shares
Shares sold	657,459	629,783
Dividends reinvested	643,094	148,717
Shares redeemed	(1,643,981)	(1,070,245)

Total Investment B Shares	(343,428)	(291,745)

Net change resulting from capital transactions	$ (1,276,221)	$ (5,781,673)

Share Transactions:
Trust Shares
Shares sold	855,934	831,159
Dividends reinvested	279,811	61,412
Shares redeemed	(1,171,378)	(1,242,185)

Total Trust Shares	(35,633)	(349,614)

Investment A Shares
Shares sold	97,171	67,429
Dividends reinvested	23,890	4,709
Shares redeemed	(101,744)	(68,216)

Total Investment A Shares	19,317	3,922

Investment B Shares
Shares sold	39,608	41,127
Dividends reinvested	42,114	9,342
Shares redeemed	(98,302)	(70,141)

Total Investment B Shares	(16,580)	(19,672)

Net change resulting from share transactions	(32,896)	(365,364)

(1) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.

(2) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007 for Investment B Shares.

Huntington New Economy Fund		Huntington Real Strategies Fund	Huntington Rotating Markets Fund		Huntington Situs Small Cap Fund
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007(1)	Year Ended December 31, 2007(2)	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

$ 114,811	$ (444,434)	$ 476,471	$ 589,630	$ 437,161	$ (153,088)	$ (385,710)
21,967,014	7,429,178	518,008	3,521,645	1,926,282	12,208,713	6,118,068
(8,682,316)	1,863,722	2,402,417	399,001	4,836,497	(1,452,805)	3,976,382

13,399,509	8,848,466	3,396,896	4,510,276	7,199,940	10,602,820	9,708,740

(88,760)	--	(454,469)	(560,885)	(410,535)	--	--
--	--	(6,511)	(30,015)	(25,393)	--	--
--	--	(1,246)	(422)	--	--	--

(20,024,012)	(7,575,059)	(527,649)	(2,594,182)	(665,151)	(10,586,789)	(4,964,200)
(1,609,957)	(657,695)	(8,301)	(190,912)	(50,247)	(1,512,571)	(619,016)
(849,476)	(336,999)	(1,844)	(1,237)	--	(449,764)	(204,839)

(22,572,205)	(8,569,753)	(1,000,020)	(3,377,653)	(1,151,326)	(12,549,124)	(5,788,055)

18,819,906	21,337,362	42,983,607	7,666,057	11,389,638	25,850,415	12,776,758

9,647,210	21,616,075	45,380,483	8,798,680	17,438,252	23,904,111	16,697,443

110,623,527	89,007,452	--	48,598,274	31,160,022	104,615,789	87,918,346

$ 120,270,737	$ 110,623,527	$ 45,380,483	$ 57,396,954	$ 48,598,274	$ 128,519,900	$ 104,615,789

$ (153,434)	$ 20,576	$ 14,245	$ --	$ 1,233	$ (3,313)	$ --

$ 19,444,737	$ 25,270,353	$ 43,113,412	$ 16,153,977	$ 12,219,672	$ 29,240,142	$ 23,630,553
12,139,367	4,711,772	420,923	1,808,461	652,196	5,750,722	2,768,672
(14,368,310)	(12,353,028)	(1,374,571)	(10,729,144)	(2,629,141)	(14,299,190)	(21,077,005)

17,215,794	17,629,097	42,159,764	7,233,294	10,242,727	20,691,674	5,322,220

3,822,742	3,680,844	677,632	4,375,286	1,757,893	12,345,558	8,149,102
1,591,114	650,597	14,560	216,060	73,867	1,478,963	601,331
(4,472,209)	(1,472,282)	(15,437)	(4,200,021)	(684,849)	(9,582,813)	(265,395)

941,647	2,859,159	676,755	391,325	1,146,911	4,241,708	6,485,038

582,151	925,818	144,022	39,779	--	987,622	1,191,977
823,686	330,112	3,090	1,659	--	432,590	199,032
(743,372)	(406,824)	(24)	--	--	(503,179)	(421,509)

662,465	849,106	147,088	41,438	--	917,033	969,500

$ 18,819,906	$ 21,337,362	$ 42,983,607	$ 7,666,057	$ 11,389,638	$ 25,850,415	$ 12,776,758

1,136,656	1,542,955	4,218,280	1,122,533	989,557	1,340,350	1,182,494
847,093	291,092	39,753	134,108	48,742	290,569	137,211
(829,617)	(752,522)	(130,070)	(731,962)	(209,750)	(644,422)	(1,058,913)

1,154,132	1,081,525	4,127,963	524,679	828,549	986,497	260,792

230,441	225,196	65,682	314,425	142,098	582,536	406,002
113,303	40,750	1,378	16,183	5,562	75,853	30,113
(268,876)	(90,382)	(1,513)	(296,324)	(56,194)	(450,351)	(115,267)

74,868	175,564	65,547	34,284	91,466	208,038	320,848

35,246	58,570	13,794	2,831	--	47,021	61,419
61,473	21,353	294	125	--	22,893	10,193
(45,352)	(25,898)	(2)	--	--	(23,714)	(21,764)

51,367	54,025	14,086	2,956	--	46,200	49,848

1,280,367	1,311,114	4,207,596	561,919	920,015	1,240,735	631,488

Statements of Changes in Net Assets (Continued)

	Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets:
Operations--
Net investment income	$ 7,526,620	$ 6,720,751	$ 4,476,019	$ 4,147,367
Net realized gain (loss) on investments	(216,381)	7,789	130,303	(342,210)
Net change in unrealized appreciation/depreciation of investments	3,669,032	(164,863)	2,806,758	46,249

Change in net assets resulting from operations	10,979,271	6,563,677	7,413,080	3,851,406

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(7,374,203)	(6,485,681)	(4,421,015)	(4,101,958)
Investment A Shares	(69,321)	(60,701)	(60,276)	(72,146)
Investment B Shares	(86,379)	(89,747)	(13,182)	(14,249)
From net realized gain on investments:
Trust Shares	(32,535)	--	--	(12,858)
Investment A Shares	(300)	--	--	(224)
Investment B Shares	(481)	--	--	(58)

Change in net assets resulting from distributions to shareholders	(7,563,219)	(6,636,129)	(4,494,473)	(4,201,493)

Change in net assets resulting from capital transactions	7,039,862	4,355,985	3,912,434	(678,397)

Change in net assets	10,455,914	4,283,533	6,831,041	(1,028,484)
Net Assets:
Beginning of period	177,814,611	173,531,078	110,328,348	111,356,832

End of period	$ 188,270,525	$ 177,814,611	$ 117,159,389	$ 110,328,348

Accumulated net investment income (loss) included in net assets at end of period	$ (176)	$ --	$ (7,446)	$ (9,081)
Capital Transactions:
Trust Shares
Shares sold	$ 32,731,520	$ 30,202,057	$ 131,406,962	$ 15,806,272
Dividends reinvested	3,372,289	2,762,217	1,951,639	1,693,135
Shares redeemed	(29,465,910)	(28,361,470)	(129,387,166)	(16,017,072)

Total Trust Shares	6,637,899	4,602,804	3,971,435	1,482,335

Investment A Shares
Shares sold	1,289,893	417,427	303,551	51,279
Dividends reinvested	60,624	56,133	54,934	67,183
Shares redeemed	(497,041)	(465,954)	(406,721)	(2,215,967)

Total Investment A Shares	853,476	7,606	(48,236)	(2,097,505)

Investment B Shares
Shares sold	132,524	221,143	29,747	96,203
Dividends reinvested	73,128	74,644	13,148	13,533
Shares redeemed	(657,165)	(550,212)	(53,660)	(172,963)

Total Investment B Shares	(451,513)	(254,425)	(10,765)	(63,227)

Net change resulting from capital transactions	$ 7,039,862	$ 4,355,985	$ 3,912,434	$ (678,397)

Share Transactions:
Trust Shares
Shares sold	1,574,395	1,477,584	12,872,926	1,551,836
Dividends reinvested	162,002	134,729	189,588	166,341
Shares redeemed	(1,418,925)	(1,384,465)	(12,655,600)	(1,573,376)

Total Trust Shares	317,472	227,848	406,914	144,801

Investment A Shares
Shares sold	61,450	20,328	29,569	5,627
Dividends reinvested	2,911	2,740	5,339	6,023
Shares redeemed	(23,947)	(22,826)	(39,542)	(216,344)

Total Investment A Shares	40,414	242	(4,634)	(204,694)

Investment B Shares
Shares sold	6,337	10,865	2,866	9,421
Dividends reinvested	3,518	3,645	1,278	1,329
Shares redeemed	(31,735)	(26,921)	(5,214)	(17,108)

Total Investment B Shares	(21,880)	(12,411)	(1,070)	(6,358)

Net change resulting from share transactions	336,006	215,679	401,210	(66,251)

Huntington Michigan Tax-Free Fund		Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

$ 509,606	$ 632,786	$ 3,300,669	$ 3,165,505	$ 1,058,126	$ 1,353,583	$ 3,233,848	$ 3,451,466
79,378	(75,302)	509,910	540,334	14,083	29,148	(225,695)	(1,381,097)
(146,173)	667	(921,771)	1,426,922	109,741	(185,288)	1,159,039	1,947,534

442,811	558,151	2,888,808	5,132,761	1,181,950	1,197,443	4,167,192	4,017,903

(415,088)	(503,811)	(3,425,524)	(3,086,388)	(995,116)	(1,270,448)	(3,212,172)	(3,421,523)
(98,923)	(104,849)	(84,574)	(57,159)	(38,995)	(54,578)	(21,505)	(29,942)
(9,104)	(10,617)	(22,171)	(19,201)	(24,015)	(28,556)	--	--

--	--	(238,552)	(546,641)	(13,290)	--	--	--
--	--	(8,960)	(10,469)	(649)	--	--	--
--	--	(1,916)	(4,305)	(430)	--	--	--

(523,115)	(619,277)	(3,781,697)	(3,724,163)	(1,072,495)	(1,353,582)	(3,233,677)	(3,451,465)

(9,144,968)	(5,552,285)	131,987	2,469,409	(6,519,074)	(6,819,713)	(13,898,852)	(26,983,461)

(9,225,272)	(5,613,411)	(760,902)	3,878,007	(6,409,619)	(6,975,852)	(12,965,337)	(26,417,023)

22,035,505	27,648,916	88,351,056	84,473,049	43,341,798	50,317,650	96,179,767	122,596,790

$ 12,810,233	$ 22,035,505	$ 87,590,154	$ 88,351,056	$ 36,932,179	$ 43,341,798	$ 83,214,430	$ 96,179,767

$ --	$ 13,509	$ --	$ 77,075	$ (29)	$ 1	$ (887)	$ (1,058)

$ 1,503,294	$ 1,187,339	$ 7,572,024	$ 7,886,759	$ 3,611,413	$ 6,378,380	$ 4,109,990	$ 5,750,143
38,480	23,362	1,814,279	1,798,132	64,745	69,149	1,365,302	1,281,382
(10,499,684)	(5,950,125)	(10,805,616)	(7,010,023)	(9,995,615)	(11,556,594)	(19,184,871)	(31,176,682)

(8,957,910)	(4,739,424)	(1,419,313)	2,674,868	(6,319,457)	(5,109,065)	(13,709,579)	(24,145,157)

359,441	224,103	1,989,658	324,779	203,068	59,400	208,061	99,721
84,925	88,904	77,671	59,124	34,280	40,062	19,183	22,214
(594,939)	(977,397)	(522,157)	(552,588)	(224,018)	(1,627,346)	(416,517)	(2,960,239)

(150,573)	(664,390)	1,545,172	(168,685)	13,330	(1,527,884)	(189,273)	(2,838,304)

59,545	46,139	100,683	73,260	380	52,757	--	--
9,101	10,589	23,085	23,209	22,251	27,015	--	--
(105,131)	(205,199)	(117,640)	(133,243)	(235,578)	(262,536)	--	--

(36,485)	(148,471)	6,128	(36,774)	(212,947)	(182,764)	--	--

$ (9,144,968)	$ (5,552,285)	$ 131,987	$ (2,469,409)	$ (6,519,074)	$ (6,819,713)	$ (13,898,852)	$ (26,983,461)

142,916	112,696	840,727	886,057	173,755	306,154	212,965	300,371
3,670	2,220	202,276	201,299	3,117	3,327	70,613	66,869
(1,000,655)	(567,109)	(1,201,716)	(785,114)	(482,068)	(555,415)	(993,096)	(1,625,082)

(854,069)	(452,193)	(158,713)	302,242	(305,196)	(245,934)	(709,518)	(1,257,482)

34,160	21,147	232,749	36,323	9,773	2,868	10,801	5,200
8,098	8,452	8,621	6,586	1,650	1,927	993	1,159
(56,660)	(93,347)	(71,562)	(61,700)	(10,807)	(78,044)	(21,560)	(154,740)

(14,402)	(63,478)	169,808	(18,791)	616	(73,249)	(9,766)	(148,381)

5,686	4,362	11,137	8,188	14	2,561	--	--
868	1,007	2,570	2,595	1,072	1,421	--	--
(10,048)	(19,440)	(13,117)	(15,002)	(11,340)	(12,814)	--	--

(3,494)	(14,071)	590	(4,219)	(10,254)	(8,832)	--	--

(871,965)	(530,012)	11,685	279,232	(314,834)	(323,402)	(719,284)	(1,405,863)

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Total distributions

HUNTINGTON MONEY MARKET FUND
Trust Shares
2003	$ 1.00	-- (1)	--	-- (1)	-- (1)	-- (1)
2004	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.04	-- (1)	0.04	(0.04)	(0.04)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
Investment A Shares
2003	$ 1.00	-- (1)	--	-- (1)	-- (1)	-- (1)
2004	$ 1.00	-- (1)	--	-- (1)	-- (1)	-- (1)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.04	-- (1)	0.04	(0.04)	(0.04)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
Investment B Shares
2003	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2004	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.03	-- (1)	0.03 (1)	(0.03)	(0.03)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
Inter Fund Shares
2003	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2004	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2005	$ 1.00	0.03	--	0.03	(0.03)	(0.03)
2006	$ 1.00	0.04	-- (1)	0.04	(0.04)	(0.04)
2007	$ 1.00	0.05	--(1)	0.05	(0.05)	(0.05)
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
Trust Shares
2003	$ 1.00	-- (1)	--	--(1)	-- (1)	-- (1)
2004	$ 1.00	-- (1)	--	-- (1)	-- (1)	-- (1)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.03	-- (1)	0.03	(0.03)	(0.03)
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	(0.03)
Investment A Shares
2003	$ 1.00	-- (1)	--	-- (1)	-- (1)	-- (1)
2004	$ 1.00	-- (1)	--	-- (1)	-- (1)	-- (1)
2005	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2006	$ 1.00	0.02	-- (1)	0.02	(0.02)	(0.02)
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	(0.03)

(1) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)

$1.00	0.33%	0.82%	0.33%	0.83%	0.32%(3)	$ 366,116
$ 1.00	0.53%	0.83%	0.53%	0.83%	0.53%(3)	$ 440,112
$ 1.00	2.39%	0.81%	2.39%	0.82%	2.38%(3)	$ 537,134
$ 1.00	4.20%	0.82%	4.12%	0.82%	4.12%(3)	$ 500,167
$ 1.00	4.37%	0.79%	4.27%	0.79%	4.27%(3)	$ 632,776

$1.00	0.24%	0.91%	0.24%	1.08%	0.07%	$ 244,477
$ 1.00	0.39%	0.95%	0.38%	1.08%	0.25%	$ 217,570
$ 1.00	2.13%	1.06%	2.11%	1.07%	2.10%	$ 219,767
$ 1.00	3.94%	1.07%	3.92%	1.07%	3.92%	$ 406,510
$ 1.00	4.11%	1.04%	4.02%	1.04%	4.02%	$ 528,326

$1.00	0.52%	0.63%	0.54%	0.67%	0.50%	$ 64
$ 1.00	0.78%	0.58%	0.75%	1.58%	(0.25)%	$ 54
$ 1.00	2.38%	0.81%	2.39%	1.56%	1.64%	$ 58
$ 1.00	3.43%	1.57%	3.43%	1.57%	3.43%	$ 133
$ 1.00	3.60%	1.53%	3.49%	1.53%	3.49%	$ 127

$1.00	0.57%	0.58%	0.56%	0.58%	0.56%	$ 26,196
$ 1.00	0.78%	0.58%	0.82%	0.58%	0.82%	$ 30,004
$ 1.00	2.64%	0.56%	2.64%	0.57%	2.63%	$ 35,266
$ 1.00	4.46%	0.57%	4.36%	0.57%	4.36%	$ 40,803
$ 1.00	4.63%	0.54%	4.51%	0.54%	4.51%	$ 60,548

$1.00	0.31%	0.83%	0.31%	0.86%	0.28%	$ 67,509
$ 1.00	0.40%	0.86%	0.37%	0.86%	0.37%	$ 71,891
$ 1.00	1.60%	0.83%	1.60%	0.85%	1.58%	$ 84,799
$ 1.00	2.60%	0.85%	2.58%	0.85%	2.58%	$ 95,205
$ 1.00	2.83%	0.82%	2.78%	0.82%	2.78%	$ 199,613

$ 1.00	0.24%	0.90%	0.24%	1.11%	0.03%	$ 101,383
$ 1.00	0.29%	0.98%	0.27%	1.11%	0.14%	$ 105,247
$ 1.00	1.35%	1.08%	1.33%	1.10%	1.31%	$ 96,600
$ 1.00	2.35%	1.10%	2.33%	1.10%	2.33%	$ 108,666
$ 1.00	2.57%	1.07%	2.54%	1.07%	2.54%	$ 122,147

Financial Highlights (Continued)

Money Market Funds (Continued)

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON TAX-FREE MONEY MARKET FUND
Trust Shares
2003	$ 1.00	-- (1)	--	-- (1)	-- (1)	--	-- (1)
2004	$ 1.00	-- (1)	--	-- (1)	-- (1)	--	-- (1)
2005	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2006	$ 1.00	0.02	-- (1)	0.02	(0.02)	--	(0.02)
2007	$ 1.00	0.03	-- (1)	0.03	(0.03)	--	(0.03)
Investment A Shares
2003	$ 1.00	-- (1)	--	-- (1)	-- (1)	--	-- (1)
2004	$ 1.00	-- (1)	--	-- (1)	-- (1)	--	-- (1)
2005	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2006	$ 1.00	0.02	-- (1)	0.02	(0.02)	--	(0.02)
2007	$ 1.00	0.02	-- (1)	0.02	(0.02)	--	(0.02)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Trust Shares
2003	$ 1.00	-- (1)	--	-- (1)	-- (1)	--	-- (1)
2004	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2005	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2006	$ 1.00	0.04	-- (1)	0.04	(0.04)	--	(0.04)
2007	$ 1.00	0.04	-- (1)	0.04	(0.04)	-- (1)	(0.04)
Investment A Shares
2003	$ 1.00	-- (1)	--	-- (1)	-- (1)	--	-- (1)
2004	$ 1.00	-- (1)	--	-- (1)	-- (1)	--	-- (1)
2005	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2006	$ 1.00	0.04	-- (1)	0.04	(0.04)	--	(0.04)
2007	$ 1.00	0.04	-- (1)	0.04	(0.04)	-- (1)	(0.04)

(1) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)

$ 1.00	0.25%	0.85%	0.25%	0.97%	0.13%	$ 19,539
$ 1.00	0.32%	0.90%	0.34%	1.00%	0.24%	$ 19,247
$ 1.00	1.46%	0.92%	1.44%	0.96%	1.40%	$ 22,388
$ 1.00	2.48%	0.93%	2.46%	0.93%	2.46%	$ 25,361
$ 1.00	2.76%	0.88%	2.69%	0.88%	2.69%	$ 48,585

$ 1.00	0.24%	0.85%	0.24%	1.22%	(0.13)%	$ 7,584
$ 1.00	0.25%	0.97%	0.25%	1.25%	(0.03)%	$ 7,279
$ 1.00	1.21%	1.17%	1.17%	1.21%	1.13%	$ 11,916
$ 1.00	2.23%	1.18%	2.22%	1.18%	2.22%	$ 14,205
$ 1.00	2.51%	1.15%	2.48%	1.15%	2.48%	$ 6,086

$ 1.00	0.35%	0.73%	0.34%	0.75%	0.32%	$ 542,771
$ 1.00	0.51%	0.74%	0.49%	0.74%	0.49%	$ 402,817
$ 1.00	2.31%	0.74%	2.32%	0.74%	2.32%	$ 499,718
$ 1.00	4.12%	0.74%	4.06%	0.74%	4.06%	$ 536,387
$ 1.00	4.01%	0.72%	3.89%	0.72%	3.89%	$ 757,331

$ 1.00	0.25%	0.84%	0.25%	1.00%	0.09%	$ 36,443
$ 1.00	0.38%	0.97%	0.34%	0.99%	0.32%	$ 51,046
$ 1.00	2.05%	0.99%	2.09%	0.99%	2.09%	$ 85,671
$ 1.00	3.86%	0.99%	3.80%	0.99%	3.80%	$ 68,073
$ 1.00	3.75%	0.97%	3.61%	0.97%	3.61%	$ 103,041

Financial Highlights (Continued)

Equity Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON DIVIDEND CAPTURE FUND
Trust Shares
2003	$ 9.62	0.45	1.49	1.94	(0.45)	--	(0.45)
2004	$ 11.11	0.48	0.98	1.46	(0.47)	(0.51)	(0.98)
2005	$ 11.59	0.46	(0.11)	0.35	(0.47)	(0.61)	(1.08)
2006	$ 10.86	0.39	1.32	1.71	(0.39)	(0.54)	(0.93)
2007	$ 11.64	0.38	(1.15)	(0.77)	(0.39)	(0.59)	(0.98)
Investment A Shares
2003	$ 9.61	0.39	1.54	1.93	(0.43)	--	(0.43)
2004	$ 11.11	0.48	0.94	1.42	(0.43)	(0.51)	(0.94)
2005	$ 11.59	0.42	(0.10)	0.32	(0.44)	(0.61)	(1.05)
2006	$ 10.86	0.36	1.32	1.68	(0.36)	(0.54)	(0.90)
2007	$ 11.63	0.35	(1.14)	(0.79)	(0.36)	(0.59)	(0.95)
Investment B Shares
2003	$ 9.61	0.37	1.50	1.87	(0.38)	--	(0.38)
2004	$ 11.10	0.39	0.97	1.36	(0.38)	(0.51)	(0.89)
2005	$ 11.57	0.37	(0.12)	0.25	(0.38)	(0.61)	(0.99)
2006	$ 10.83	0.30	1.32	1.62	(0.30)	(0.54)	(0.84)
2007	$ 11.61	0.30	(1.15)	(0.85)	(0.31)	(0.59)	(0.90)
HUNTINGTON GROWTH FUND
Trust Shares
2003	$ 32.72	0.03	6.23	6.26	(0.02)	--	(0.02)
2004	$ 38.96	0.10	2.88	2.98	(0.09)	(0.72)	(0.81)
2005	$ 41.13	0.04	0.64	0.68	(0.03)	(2.26)	(2.29)
2006	$ 39.52	0.09	3.10	3.19	(0.08)	(5.39)	(5.47)
2007	$ 37.24	0.12	5.57	5.69	(0.11)	(7.81)	(7.92)
Investment A Shares
2003	$ 32.46	(0.05)	6.17	6.12	--	--	--
2004	$ 38.58	(0.02)	2.86	2.84	--	(0.72)	(0.72)
2005	$ 40.70	(0.07)	0.64	0.57	--	(2.26)	(2.26)
2006	$ 39.01	(0.01)	3.05	3.04	--	(5.39)	(5.39)
2007	$ 36.66	0.03	5.47	5.50	(0.04)	(7.81)	(7.85)
Investment B Shares
2003	$ 31.96	(0.19)	6.02	5.83	--	--	--
2004	$ 37.79	(0.19)	2.78	2.59	--	(0.72)	(0.72)
2005	$ 39.66	(0.26)	0.62	0.36	--	(2.26)	(2.26)
2006	$ 37.76	(0.19)	2.94	2.75	--	(5.39)	(5.39)
2007	$ 35.12	(0.13)	5.18	5.05	--	(7.81)	(7.81)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.11	20.75%	1.41%	4.54%	1.41%	4.54%	$ 47,464	108%
$ 11.59	13.52%	1.36%	4.34%	1.36%	4.34%	$ 80,182	101%
$ 10.86	3.10%	1.31%	4.07%	1.32%	4.06%	$ 92,819	131%
$ 11.64	16.03%	1.31%	3.44%	1.31%	3.44%	$ 112,404	98%
$ 9.89	(6.91)%	1.30%	3.35%	1.30%	3.35%	$ 93,862	87%

$ 11.11	20.62%	1.65%	4.24%	1.65%	4.24%	$ 12,408	108%
$ 11.59	13.20%	1.62%	3.84%	1.62%	3.84%	$ 7,793	101%
$ 10.86	2.85%	1.56%	3.82%	1.58%	3.80%	$ 10,177	131%
$ 11.63	15.74%	1.56%	3.18%	1.56%	3.18%	$ 11,502	98%
$ 9.89	(7.14)%	1.55%	3.11%	1.55%	3.11%	$ 10,366	87%

$ 11.10	19.90%	2.16%	3.78%	2.16%	3.78%	$ 12,374	108%
$ 11.57	12.61%	2.11%	3.53%	2.11%	3.53%	$ 16,554	101%
$ 10.83	2.25%	2.06%	3.31%	2.08%	3.29%	$ 17,728	131%
$ 11.61	15.21%	2.06%	2.66%	2.06%	2.66%	$ 18,753	98%
$ 9.89	(7.62)%	2.05%	2.58%	2.05%	2.58%	$ 14,950	87%

$ 38.96	19.15%	1.17%	0.09%	1.17%	0.09%	$ 241,401	8%
$ 41.13	7.65%	1.16%	0.23%	1.16%	0.23%	$ 252,371	12%
$ 39.52	1.51%	1.14%	0.09%	1.15%	0.08%	$ 235,916	20%
$ 37.24	8.36%	1.15%	0.22%	1.15%	0.22%	$ 223,155	31%
$ 35.01	15.93%	1.13%	0.32%	1.13%	0.32%	$ 227,972	86%(3)

$ 38.58	18.85%	1.42%	(0.16)%	1.42%	(0.16)%	$ 11,754	8%
$ 40.70	7.36%	1.41%	(0.04)%	1.41%	(0.04)%	$ 11,317	12%
$ 39.01	1.26%	1.39%	(0.17)%	1.40%	(0.18)%	$ 10,598	20%
$ 36.66	8.11%	1.40%	(0.03)%	1.40%	(0.03)%	$ 9,209	31%
$ 34.31	15.62%	1.38%	0.07%	1.38%	0.07%	$ 9,680	86%(3)

$ 37.79	18.24%	1.92%	(0.65)%	1.92%	(0.65)%	$ 5,220	8%
$ 39.66	6.85%	1.91%	(0.51)%	1.91%	(0.51)%	$ 6,331	12%
$ 37.76	0.76%	1.89%	(0.66)%	1.90%	(0.67)%	$ 6,073	20%
$ 35.12	7.56%	1.90%	(0.53)%	1.90%	(0.53)%	$ 5,626	31%
$ 32.36	15.06%	1.88%	(0.43)%	1.88%	(0.43)%	$ 5,692	86%(3)

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON INCOME EQUITY FUND
Trust Shares
2003	$ 28.93	0.96	4.95	5.91	(0.99)	(1.27)	(2.26)
2004	$ 32.58	0.59	3.37	3.96	(0.59)	(2.67)	(3.26)
2005	$ 33.28	0.65	0.36	1.01	(0.65)	(2.38)	(3.03)
2006	$ 31.26	0.57	2.94	3.51	(0.57)	(3.09)	(3.66)
2007	$ 31.11	0.55	-- (3)	0.55	(0.54)	(4.66)	(5.20)
Investment A Shares
2003	$ 28.95	0.89	4.94	5.83	(0.92)	(1.27)	(2.19)
2004	$ 32.59	0.50	3.38	3.88	(0.51)	(2.67)	(3.18)
2005	$ 33.29	0.56	0.37	0.93	(0.57)	(2.38)	(2.95)
2006	$ 31.27	0.49	2.93	3.42	(0.49)	(3.09)	(3.58)
2007	$ 31.11	0.46	0.01	0.47	(0.46)	(4.66)	(5.12)
Investment B Shares
2003	$ 28.88	0.74	4.93	5.67	(0.79)	(1.27)	(2.06)
2004	$ 32.49	0.34	3.37	3.71	(0.35)	(2.67)	(3.02)
2005	$ 33.18	0.40	0.36	0.76	(0.41)	(2.38)	(2.79)
2006	$ 31.15	0.33	2.93	3.26	(0.34)	(3.09)	(3.43)
2007	$ 30.98	0.31	(0.01)	0.30	(0.33)	(4.66)	(4.99)
HUNTINGTON INTERNATIONAL EQUITY FUND
Trust Shares
2003	$ 6.66	0.06	2.26	2.32	(0.05)	--	(0.05)
2004	$ 8.93	0.04	1.75	1.79	(0.05)	--	(0.05)
2005	$ 10.67	0.06	1.49	1.55	(0.08)	(0.35)	(0.43)
2006	$ 11.79	0.09	3.10	3.19	(0.08)	(0.97)	(1.05)
2007	$ 13.93	0.13	2.20	2.33	(0.15)	(1.10)	(1.25)
Investment A Shares
2003	$ 6.63	0.04	2.24	2.28	(0.02)	--	(0.02)
2004	$ 8.89	-- (3)	1.76	1.76	(0.01)	--	(0.01)
2005	$ 10.64	0.03	1.49	1.52	(0.07)	(0.35)	(0.42)
2006	$ 11.74	0.03	3.10	3.13	(0.06)	(0.97)	(1.03)
2007	$ 13.84	0.08	2.19	2.27	(0.11)	(1.10)	(1.21)
Investment B Shares
2003	$ 6.58	-- (3)	2.22	2.22	(0.01)	--	(0.01)
2004	$ 8.79	(0.02)	1.70	1.68	--	--	--
2005	$ 10.47	-- (3)	1.44	1.44	(0.01)	(0.35)	(0.36)
2006	$ 11.55	(0.01)	3.01	3.00	(0.01)	(0.97)	(0.98)
2007	$ 13.57	0.03	2.13	2.16	(0.05)	(1.10)	(1.15)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 32.58	21.00%	1.17%	3.20%	1.17%	3.20%	$ 201,272	85%
$ 33.28	13.16%	1.17%	1.83%	1.17%	1.83%	$ 205,577	35%
$ 31.26	3.04%	1.15%	1.98%	1.15%	1.98%	$ 193,906	33%
$ 31.11	11.36%	1.15%	1.79%	1.15%	1.79%	$ 185,816	43%
$ 26.46	1.90%	1.14%	1.72%	1.14%	1.72%	$ 158,501	90%

$ 32.59	20.69%	1.42%	2.85%	1.42%	2.85%	$ 3,684	85%
$ 33.29	12.88%	1.42%	1.59%	1.42%	1.59%	$ 5,226	35%
$ 31.27	2.80%	1.40%	1.72%	1.40%	1.72%	$ 6,197	33%
$ 31.11	11.05%	1.40%	1.53%	1.40%	1.53%	$ 6,139	43%
$ 26.46	1.65%	1.39%	1.48%	1.39%	1.48%	$ 6,330	90%

$ 32.49	20.08%	1.92%	2.38%	1.92%	2.38%	$ 6,534	85%
$ 33.18	12.33%	1.82%	1.00%	1.82%	1.00%	$ 8,257	35%
$ 31.15	2.28%	1.90%	1.22%	1.90%	1.22%	$ 8,447	33%
$ 30.98	10.52%	1.90%	1.04%	1.90%	1.04%	$ 8,176	43%
$ 26.29	1.11%	1.89%	0.97%	1.89%	0.97%	$ 7,146	90%

$ 8.93	34.83%	1.66%	0.87%	1.66%	0.87%	$ 86,795	48%
$ 10.67	20.06%	1.60%	0.51%	1.60%	0.51%	$ 135,845	31%
$ 11.79	14.48%	1.58%	0.69%	1.58%	0.72%	$ 190,087	21%
$ 13.93	27.04%	1.57%	0.73%	1.57%	0.73%	$ 266,509	26%
$ 15.01	17.06%	1.54%	0.92%	1.54%	0.92%	$ 324,158	25%

$ 8.89	34.43%	1.90%	0.55%	1.90%	0.55%	$ 505	48%
$ 10.64	19.84%	1.85%	0.02%	1.85%	0.02%	$ 808	31%
$ 11.74	14.22%	1.81%	0.39%	1.81%	0.42%	$ 2,463	21%
$ 13.84	26.79%	1.83%	0.40%	1.83%	0.40%	$ 6,509	26%
$ 14.90	16.76%	1.79%	0.71%	1.79%	0.71%	$ 11,151	25%

$ 8.79	33.77%	2.41%	0.02%	2.41%	0.02%	$ 405	48%
$ 10.47	19.11%	2.35%	(0.23)%	2.35%	(0.23)%	$ 655	31%
$ 11.55	13.73%	2.33%	(0.04)%	2.33%	(0.04)%	$ 1,201	21%
$ 13.57	26.09%	2.33%	(0.06)%	2.33%	(0.06)%	$ 2,370	26%
$ 14.58	16.24%	2.29%	0.20%	2.29%	0.20%	$ 3,572	25%

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON MACRO 100 FUND
Trust Shares
2004(3)	$ 10.00	0.02	1.21	1.23	(0.03)	--	(0.03)
2005	$ 11.20	(0.03)	0.57	0.54	--	(0.43)	(0.43)
2006	$ 11.31	-- (6)	0.77	0.77	--	(0.24)	(0.24)
2007	$ 11.84	-- (6)	(0.33)	(0.33)	--	(1.46)	(1.46)
Investment A Shares
2004(3)	$ 10.00	0.01	1.19	1.20	(0.02)	--	(0.02)
2005	$ 11.18	(0.04)	0.55	0.51	--	(0.43)	(0.43)
2006	$ 11.26	(0.02)	0.76	0.74	--	(0.24)	(0.24)
2007	$ 11.76	(0.03)	(0.33)	(0.36)	--	(1.46)	(1.46)
Investment B Shares
2004(3)	$ 10.00	(0.01)	1.18	1.17	--	--	--
2005	$ 11.17	(0.09)	0.55	0.46	--	(0.43)	(0.43)
2006	$ 11.20	(0.08)	0.75	0.67	--	(0.24)	(0.24)
2007	$ 11.63	(0.08)	(0.33)	(0.41)	--	(1.46)	(1.46)
HUNTINGTON MID CORP AMERICA FUND
Trust Shares
2003	$ 9.03	(0.01)	2.84	2.83	--	--	--
2004	$ 11.86	(0.03)	2.09	2.06	--	(0.02)	(0.02)
2005	$ 13.90	0.02	1.56	1.58	(0.01)	--	(0.01)
2006	$ 15.47	0.02	1.24	1.26	(0.01)	(0.29)	(0.30)
2007	$ 16.43	(0.01)	1.26	1.25	-- (6)	(1.37)	(1.37)
Investment A Shares
2003	$ 8.98	(0.02)	2.81	2.79	--	--	--
2004	$ 11.77	(0.06)	2.06	2.00	--	(0.02)	(0.02)
2005	$ 13.75	(0.02)	1.54	1.52	--	--	--
2006	$ 15.27	(0.03)	1.23	1.20	--	(0.29)	(0.29)
2007	$ 16.18	(0.05)	1.24	1.19	--	(1.37)	(1.37)
Investment B Shares
2003	$ 8.91	(0.07)	2.78	2.71	--	--	--
2004	$ 11.62	(0.11)	2.02	1.91	--	(0.02)	(0.02)
2005	$ 13.51	(0.09)	1.51	1.42	--	--	--
2006	$ 14.93	(0.10)	1.19	1.09	--	(0.29)	(0.29)
2007	$ 15.73	(0.13)	1.20	1.07	--	(1.37)	(1.37)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Amount is less than $0.005.

(7) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.20	12.29%(4)	1.91%(5)	0.38%(5)	1.91%(5)	0.38%(5)	$ 18,129	--%
$ 11.31	4.72%	1.51%	(0.27)%	1.51%	(0.27)%	$ 25,145	87%
$ 11.84	6.79%	1.43%	0.04%	1.43%	0.04%	$ 42,758	222%(7)
$ 10.05	(3.12)%	1.36%	0.02%	1.36%	0.02%	$ 32,284	153%

$ 11.18	12.03%(4)	2.19%(5)	0.35%(5)	2.19%(5)	0.35%(5)	$ 841	--%
$ 11.26	4.46%	1.76%	(0.52)%	1.76%	(0.52)%	$ 2,152	87%
$ 11.76	6.55%	1.68%	(0.23)%	1.68%	(0.23)%	$ 3,189	222%(7)
$ 9.94	(3.40)%	1.61%	(0.23)%	1.61%	(0.23)%	$ 2,621	153%

$ 11.17	11.70%(4)	2.70%(5)	(0.24)%(5)	2.70%(5)	(0.24)%(5)	$ 809	--%
$ 11.20	4.02%	2.26%	(1.02)%	2.26%	(1.02)%	$ 1,523	87%
$ 11.63	6.05%	2.18%	(0.73)%	2.18%	(0.73)%	$ 2,076	222%(7)
$ 9.76	(3.98)%	2.11%	(0.73)%	2.11%	(0.73)%	$ 1,881	153%

$ 11.86	31.34%	1.34%	(0.09)%	1.34%	(0.09)%	$ 134,668	29%
$ 13.90	17.40%	1.33%	(0.20)%	1.33%	(0.20)%	$ 137,759	4%
$ 15.47	11.36%	1.31%	0.11%	1.32%	0.10%	$ 147,477	7%
$ 16.43	8.09%	1.31%	0.07%	1.31%	0.07%	$ 150,902	6%
$ 16.31	7.79%	1.30%	(0.04)%	1.30%	(0.04)%	$ 149,245	11%

$ 11.77	31.07%	1.60%	(0.33)%	1.60%	(0.33)%	$ 3,325	29%
$ 13.75	17.02%	1.58%	(0.45)%	1.58%	(0.45)%	$ 3,180	4%
$ 15.27	11.05%	1.56%	(0.14)%	1.57%	(0.15)%	$ 4,646	7%
$ 16.18	7.84%	1.56%	(0.17)%	1.56%	(0.17)%	$ 4,986	6%
$ 16.00	7.53%	1.55%	(0.29)%	1.55%	(0.29)%	$ 5,240	11%

$ 11.62	30.42%	2.09%	(0.84)%	2.09%	(0.84)%	$ 5,439	29%
$ 13.51	16.46%	2.08%	(0.94)%	2.08%	(0.94)%	$ 7,269	4%
$ 14.93	10.51%	2.06%	(0.64)%	2.07%	(0.65)%	$ 8,252	7%
$ 15.73	7.28%	2.06%	(0.68)%	2.06%	(0.68)%	$ 8,386	6%
$ 15.43	6.98%	2.05%	(0.80)%	2.05%	(0.80)%	$ 7,973	11%

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON NEW ECONOMY FUND
Trust Shares
2003	$ 8.75	(0.07)	3.13	3.06	--	(0.01)	(0.01)
2004	$ 11.80	(0.10)	2.64	2.54	--	--	--
2005	$ 14.34	(0.06)	1.82	1.76	--	(0.18)	(0.18)
2006	$ 15.92	(0.06)	1.50	1.44	--	(1.32)	(1.32)
2007	$ 16.04	0.02	1.84	1.86	(0.01)	(3.16)	(3.17)
Investment A Shares
2003	$ 8.72	(0.07)	3.09	3.02	--	(0.01)	(0.01)
2004	$ 11.73	(0.18)	2.68	2.50	--	--	--
2005	$ 14.23	(0.05)	1.74	1.69	--	(0.18)	(0.18)
2006	$ 15.74	(0.09)	1.49	1.40	--	(1.32)	(1.32)
2007	$ 15.81	(0.01)	1.81	1.80	--	(3.16)	(3.16)
Investment B Shares
2003	$ 8.63	(0.13)	3.07	2.94	--	(0.01)	(0.01)
2004	$ 11.56	(0.19)	2.57	2.38	--	--	--
2005	$ 13.94	(0.15)	1.74	1.59	--	(0.18)	(0.18)
2006	$ 15.35	(0.16)	1.43	1.27	--	(1.32)	(1.32)
2007	$ 15.30	(0.08)	1.73	1.65	--	(3.16)	(3.16)
HUNTINGTON REAL STRATEGIES FUND
Trust Shares
2007(4)	$ 10.00	0.11	0.92	1.03	(0.11)	(0.13)	(0.24)
Investment A Shares
2007(4)	$ 10.00	0.09	0.92	1.01	(0.10)	(0.13)	(0.23)
Investment B Shares
2007(4)	$ 10.00	0.07	0.90	0.97	(0.09)	(0.13)	(0.22)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

(4) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.

(5) Not annualized.

(6) Does not include the effect of expenses of underlying funds.

(7) Computed on an annualized basis.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.80	34.93%	1.56%	(0.79)%	1.56%	(0.79)%	$ 39,364	83%
$ 14.34	21.53%	1.52%	(0.88)%	1.52%	(0.88)%	$ 59,263	28%
$ 15.92	12.27%	1.46%	(0.42)%	1.46%	(0.42)%	$ 79,794	61%
$ 16.04	9.18%	1.43%	(0.39)%	1.43%	(0.39)%	$ 97,791	50%
$ 14.73	12.19%	1.41%	0.14%	1.41%	0.14%	$ 106,812	119%(3)

$ 11.73	34.59%	1.80%	(1.03)%	1.80%	(1.03)%	$ 1,154	83%
$ 14.23	21.31%	1.77%	(1.15)%	1.77%	(1.15)%	$ 1,292	28%
$ 15.74	11.87%	1.71%	(0.64)%	1.71%	(0.64)%	$ 5,804	61%
$ 15.81	8.96%	1.68%	(0.64)%	1.68%	(0.64)%	$ 8,607	50%
$ 14.45	11.99%	1.66%	(0.11)%	1.66%	(0.11)%	$ 8,943	119%(3)

$ 11.56	34.02%	2.30%	(1.53)%	2.30%	(1.53)%	$ 1,642	83%
$ 13.94	20.59%	2.27%	(1.63)%	2.27%	(1.63)%	$ 2,369	28%
$ 15.35	11.40%	2.21%	(1.17)%	2.21%	(1.17)%	$ 3,410	61%
$ 15.30	8.34%	2.18%	(1.14)%	2.18%	(1.14)%	$ 4,226	50%
$ 13.79	11.48%	2.16%	(0.61)%	2.16%	(0.61)%	$ 4,516	119%(3)

$ 10.79	10.41%(5)(6)	1.49%(6)(7)	2.54%(6)(7)	1.61%(6)(7)	2.42%(6)(7)	$ 44,523	39%

$ 10.78	10.22%(5)(6)	1.70%(6)(7)	2.30%(6)(7)	1.83%(6)(7)	2.17%(6)(7)	$ 706	39%

$ 10.75	9.79%(5)(6)	2.09%(6)(7)	2.14%(6)(7)	2.25%(6)(7)	1.98%(6)(7)	$ 151	39%

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON ROTATING MARKETS FUND
Trust Shares
2003	$ 7.56	0.04	1.85	1.89	(0.04)	--	(0.04)
2004	$ 9.41	0.05	1.07	1.12	(0.05)	--	(0.05)
2005	$ 10.48	0.06	0.93	0.99	(0.06)	--	(0.06)
2006	$ 11.41	0.12	2.10	2.22	(0.12)	(0.20)	(0.32)
2007	$ 13.31	0.14	1.00	1.14	(0.14)	(0.68)	(0.82)
Investment A Shares
2003	$ 7.53	0.02	1.83	1.85	(0.02)	--	(0.02)
2004	$ 9.36	0.03	1.06	1.09	(0.03)	--	(0.03)
2005	$ 10.42	0.03	0.93	0.96	(0.03)	--	(0.03)
2006	$ 11.35	0.10	2.08	2.18	(0.10)	(0.20)	(0.30)
2007	$ 13.23	0.10	0.99	1.09	(0.10)	(0.68)	(0.78)
Investment B Shares
2007(4)	$ 14.04	0.12	0.11	0.23	(0.15)	(0.68)	(0.83)
HUNTINGTON SITUS SMALL CAP FUND
Trust Shares
2003	$ 10.22	(0.05)	3.65	3.60	--	(0.01)	(0.01)
2004	$ 13.81	(0.06)	3.68	3.62	--	(0.34)	(0.34)
2005	$ 17.09	(0.07)	2.83	2.76	--	(0.61)	(0.61)
2006	$ 19.24	(0.07)	2.12	2.05	--	(1.15)	(1.15)
2007	$ 20.14	(0.01)	1.97	1.96	--	(2.10)	(2.10)
Investment A Shares
2003	$ 10.21	(0.04)	3.61	3.57	--	(0.01)	(0.01)
2004	$ 13.77	(0.08)	3.65	3.57	--	(0.34)	(0.34)
2005	$ 17.00	(0.07)	2.76	2.69	--	(0.61)	(0.61)
2006	$ 19.08	(0.09)	2.08	1.99	--	(1.15)	(1.15)
2007	$ 19.92	(0.06)	1.94	1.88	--	(2.10)	(2.10)
Investment B Shares
2003	$ 10.20	(0.08)	3.57	3.49	--	(0.01)	(0.01)
2004	$ 13.68	(0.13)	3.59	3.46	--	(0.34)	(0.34)
2005	$ 16.80	(0.18)	2.74	2.56	--	(0.61)	(0.61)
2006	$ 18.75	(0.19)	2.04	1.85	--	(1.15)	(1.15)
2007	$ 19.45	(0.15)	1.89	1.74	--	(2.10)	(2.10)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Does not include the effects of expenses of underlying funds.

(4) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007 for
Investment B Shares.

(5) Not annualized.

(6) Computed on an annualized basis.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 9.41	25.00%(3)	1.28%(3)	0.52%(3)	1.28%(3)	0.52%(3)	$ 19,937	206%
$ 10.48	11.89%(3)	1.22%(3)	0.53%(3)	1.22%(3)	0.53%(3)	$ 23,613	86%
$ 11.41	9.44%(3)	1.17%(3)	0.58%(3)	1.17%(3)	0.58%(3)	$ 29,249	48%
$ 13.31	19.56%(3)	1.15%(3)	1.13%(3)	1.15%(3)	1.13%(3)	$ 45,161	35%
$ 13.63	8.67%(3)	1.08%(3)	1.08%(3)	1.08%(3)	1.08%(3)	$ 53,375	54%

$ 9.36	24.62%(3)	1.54%(3)	0.32%(3)	1.54%(3)	0.32%(3)	$ 1,258	206%
$ 10.42	11.61%(3)	1.47%(3)	0.31%(3)	1.47%(3)	0.31%(3)	$ 1,629	86%
$ 11.35	9.24%(3)	1.42%(3)	0.30%(3)	1.42%(3)	0.30%(3)	$ 1,911	48%
$ 13.23	19.19%(3)	1.40%(3)	0.95%(3)	1.40%(3)	0.95%(3)	$ 3,438	35%
$ 13.54	8.43%(3)	1.33%(3)	0.69%(3)	1.33%(3)	0.69%(3)	$ 3,982	54%

$ 13.44	1.82%(3)(5)	1.79%(3)(6)	3.49%(3)(6)	1.79%(3)(6)	3.49%(3)(6)	$ 40	54%

$ 13.81	35.18%	1.68%	(0.49)%	1.68%	(0.49)%	$ 30,067	19%
$ 17.09	26.23%	1.43%	(0.45)%	1.43%	(0.45)%	$ 57,942	16%
$ 19.24	16.20%	1.36%	(0.41)%	1.36%	(0.41)%	$ 80,212	14%
$ 20.14	10.73%	1.38%	(0.34)%	1.38%	(0.34)%	$ 89,230	19%
$ 20.00	9.95%	1.32%	(0.07)%	1.32%	(0.07)%	$ 108,350	22%

$ 13.77	34.92%	1.87%	(0.75)%	1.87%	(0.75)%	$ 499	19%
$ 17.00	25.94%	1.68%	(0.69)%	1.68%	(0.69)%	$ 1,302	16%
$ 19.08	15.87%	1.61%	(0.66)%	1.61%	(0.66)%	$ 5,073	14%
$ 19.92	10.50%	1.64%	(0.59)%	1.64%	(0.59)%	$ 11,685	19%
$ 19.70	9.66%	1.57%	(0.31)%	1.57%	(0.31)%	$ 15,658	22%

$ 13.68	34.17%	2.40%	(1.25)%	2.40%	(1.25)%	$ 555	19%
$ 16.80	25.31%	2.18%	(1.18)%	2.18%	(1.18)%	$ 1,627	16%
$ 18.75	15.28%	2.11%	(1.16)%	2.11%	(1.16)%	$ 2,633	14%
$ 19.45	9.93%	2.13%	(1.10)%	2.13%	(1.10)%	$ 3,700	19%
$ 19.09	9.17%	2.07%	(0.82)%	2.07%	(0.82)%	$ 4,512	22%

Financial Highlights (Continued)

Fixed Income Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON FIXED INCOME SECURITIES FUND
Trust Shares
2003	$ 21.27	0.82	0.16	0.98	(0.83)	--	(0.83)
2004	$ 21.42	0.73	(0.09)	0.64	(0.74)	(0.09)	(0.83)
2005	$ 21.23	0.76	(0.37)	0.39	(0.76)	(0.07)	(0.83)
2006	$ 20.79	0.79	(0.04)	0.75	(0.78)	--	(0.78)
2007	$ 20.76	0.87	0.39	1.26	(0.87)	-- (3)	(0.87)
Investment A Shares
2003	$ 21.26	0.76	0.17	0.93	(0.77)	--	(0.77)
2004	$ 21.42	0.68	(0.09)	0.59	(0.69)	(0.09)	(0.78)
2005	$ 21.23	0.71	(0.38)	0.33	(0.71)	(0.07)	(0.78)
2006	$ 20.78	0.74	(0.03)	0.71	(0.73)	--	(0.73)
2007	$ 20.76	0.82	0.39	1.21	(0.82)	-- (3)	(0.82)
Investment B Shares
2003	$ 21.23	0.65	0.17	0.82	(0.66)	--	(0.66)
2004	$ 21.39	0.58	(0.09)	0.49	(0.59)	(0.09)	(0.68)
2005	$ 21.20	0.60	(0.38)	0.22	(0.60)	(0.07)	(0.67)
2006	$ 20.75	0.64	(0.03)	0.61	(0.63)	--	(0.63)
2007	$ 20.73	0.71	0.40	1.11	(0.71)	-- (3)	(0.71)
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
Trust Shares
2003	$ 10.92	0.37	(0.23)	0.14	(0.39)	(0.02)	(0.41)
2004	$ 10.65	0.36	(0.08)	0.28	(0.37)	(0.04)	(0.41)
2005	$ 10.52	0.37	(0.23)	0.14	(0.38)	--	(0.38)
2006	$ 10.28	0.39	(0.04)	0.35	(0.39)	-- (3)	(0.39)
2007	$ 10.24	0.41	0.25	0.66	(0.41)	--	(0.41)
Investment A Shares
2003	$ 10.92	0.35	(0.23)	0.12	(0.37)	(0.02)	(0.39)
2004	$ 10.65	0.33	(0.07)	0.26	(0.35)	(0.04)	(0.39)
2005	$ 10.52	0.34	(0.23)	0.11	(0.35)	--	(0.35)
2006	$ 10.28	0.35	(0.03)	0.32	(0.36)	-- (3)	(0.36)
2007	$ 10.24	0.38	0.25	0.63	(0.38)	--	(0.38)
Investment B Shares
2003(4)	$ 10.99	0.17	(0.30)	(0.13)	(0.18)	(0.02)	(0.20)
2004	$ 10.66	0.28	(0.09)	0.19	(0.29)	(0.04)	(0.33)
2005	$ 10.52	0.29	(0.23)	0.06	(0.30)	--	(0.30)
2006	$ 10.28	0.30	(0.02)	0.28	(0.31)	-- (3)	(0.31)
2007	$ 10.25	0.33	0.24	0.57	(0.33)	--	(0.33)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Amount is less than $0.005.

(4) Reflects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(5) Not annualized.

(6) Computed on an annualized basis.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 21.42	4.65%	1.08%	3.78%	1.08%	3.78%	$ 166,215	73%
$ 21.23	3.07%	1.08%	3.46%	1.08%	3.46%	$ 162,998	53%
$ 20.79	1.86%	1.07%	3.55%	1.07%	3.61%	$ 168,764	59%
$ 20.76	3.74%	1.06%	3.87%	1.06%	3.87%	$ 173,305	55%
$ 21.15	6.23%	1.04%	4.18%	1.04%	4.18%	$ 183,283	42%

$ 21.42	4.43%	1.33%	3.47%	1.33%	3.47%	$ 2,532	73%
$ 21.23	2.81%	1.33%	3.22%	1.33%	3.22%	$ 2,314	53%
$ 20.78	1.56%	1.32%	3.36%	1.32%	3.36%	$ 1,699	59%
$ 20.76	3.53%	1.31%	3.62%	1.31%	3.62%	$ 1,702	55%
$ 21.15	5.96%	1.29%	3.92%	1.29%	3.92%	$ 2,589	42%

$ 21.39	3.92%	1.83%	2.99%	1.83%	2.99%	$ 3,212	73%
$ 21.20	2.31%	1.83%	2.72%	1.83%	2.72%	$ 3,040	53%
$ 20.75	1.06%	1.82%	2.80%	1.82%	2.80%	$ 3,068	59%
$ 20.73	3.02%	1.82%	3.12%	1.82%	3.12%	$ 2,807	55%
$ 21.13	5.50%	1.80%	3.43%	1.80%	3.43%	$ 2,398	42%

$ 10.65	1.34%	1.10%	3.45%	1.10%	3.45%	$ 81,671	78%
$ 10.52	2.67%	1.11%	3.37%	1.11%	3.37%	$ 90,288	43%
$ 10.28	1.33%	1.09%	3.55%	1.10%	3.54%	$ 107,166	34%
$ 10.24	3.51%	1.08%	3.80%	1.08%	3.80%	$ 108,312	32%
$ 10.49	6.58%	1.08%	3.96%	1.08%	3.96%	$ 115,155	30%

$ 10.65	1.09%	1.35%	3.18%	1.35%	3.18%	$ 7,486	78%
$ 10.52	2.42%	1.36%	3.16%	1.36%	3.16%	$ 4,182	43%
$ 10.28	1.08%	1.34%	3.30%	1.35%	3.29%	$ 3,707	34%
$ 10.24	3.25%	1.34%	3.55%	1.34%	3.55%	$ 1,599	32%
$ 10.49	6.32%	1.33%	3.71%	1.33%	3.71%	$ 1,588	30%

$ 10.66	(1.13)%(5)	1.86%(6)	2.41%(6)	1.86%(6)	2.41%(6)	$ 492	78%
$ 10.52	1.81%	1.86%	2.62%	1.86%	2.62%	$ 470	43%
$ 10.28	0.57%	1.84%	2.79%	1.85%	2.78%	$ 484	34%
$ 10.25	2.84%	1.83%	3.05%	1.83%	3.05%	$ 417	32%
$ 10.49	5.68%	1.83%	3.21%	1.83%	3.21%	$ 416	30%

Financial Highlights (Continued)

Fixed Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON MICHIGAN TAX-FREE FUND
Trust Shares
2003	$ 10.92	0.28	0.10	0.38	(0.29)	(0.05)	(0.34)
2004	$ 10.96	0.27	(0.17)	0.10	(0.27)	(0.03)	(0.03)
2005	$ 10.76	0.24	(0.15)	0.09	(0.24)	(0.04)	(0.28)
2006	$ 10.57	0.28	(0.02)	0.26	(0.27)	--	(0.27)
2007	$ 10.56	0.28	--	0.28	(0.29)	--	(0.29)
Investment A Shares
2003	$ 10.93	0.26	0.09	0.35	(0.27)	(0.05)	(0.32)
2004	$ 10.96	0.24	(0.17)	0.07	(0.24)	(0.03)	(0.27)
2005	$ 10.76	0.22	(0.15)	0.07	(0.22)	(0.04)	(0.26)
2006	$ 10.57	0.26	(0.02)	0.24	(0.25)	--	(0.25)
2007	$ 10.56	0.25	--	0.25	(0.26)	--	(0.26)
Investment B Shares
2003(3)	$ 11.11	0.12	(0.11)	0.01	(0.12)	(0.05)	(0.17)
2004	$ 10.95	0.19	(0.17)	0.02	(0.19)	(0.03)	(0.22)
2005	$ 10.75	0.16	(0.14)	0.02	(0.16)	(0.04)	(0.20)
2006	$ 10.57	0.20	(0.02)	0.18	(0.19)	--	(0.19)
2007	$ 10.56	0.20	--	0.20	(0.21)	--	(0.21)
HUNTINGTON MORTGAGE SECURITIES FUND
Trust Shares
2003	$ 8.55	0.24	0.35	0.59	(0.32)	--	(0.32)
2004	$ 8.82	0.29	0.22	0.51	(0.31)	--	(0.31)
2005	$ 9.02	0.29	(0.12)	0.17	(0.31)	(0.01)	(0.32)
2006	$ 8.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
2007	$ 9.01	0.34	(0.04)	0.30	(0.36)	(0.03)	(0.39)
Investment A Shares
2003	$ 8.58	0.17	0.39	0.56	(0.28)	--	(0.28)
2004	$ 8.86	0.28	0.21	0.49	(0.28)	--	(0.28)
2005	$ 9.07	0.26	(0.11)	0.15	(0.29)	(0.01)	(0.30)
2006	$ 8.92	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
2007	$ 9.06	0.29	(0.02)	0.27	(0.33)	(0.03)	(0.36)
Investment B Shares
2003(6)	$ 8.70	0.13	0.17	0.30	(0.17)	--	(0.17)
2004	$ 8.83	0.23	0.21	0.44	(0.25)	--	(0.25)
2005	$ 9.02	0.22	(0.12)	0.10	(0.24)	(0.01)	(0.25)
2006	$ 8.87	0.27	0.20	0.47	(0.26)	(0.06)	(0.32)
2007	$ 9.02	0.27	(0.04)	0.23	(0.28)	(0.03)	(0.31)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Reflects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 10.96	3.57%	1.27%	2.66%	1.27%	2.66%	$ 23,854	17%
$ 10.76	0.94%	1.29%	2.44%	1.29%	2.44%	$ 24,589	17%
$ 10.57	0.88%	1.24%	2.27%	1.26%	2.25%	$ 22,195	49%
$ 10.56	2.52%	1.29%	2.63%	1.29%	2.63%	$ 17,407	22%
$ 10.55	2.70%	1.28%	2.69%	1.28%	2.69%	$ 8,376	24%

$ 10.96	3.21%	1.52%	2.40%	1.52%	2.40%	$ 6,241	17%
$ 10.76	0.69%	1.54%	2.19%	1.54%	2.19%	$ 6,108	17%
$ 10.57	0.63%	1.49%	2.03%	1.51%	2.01%	$ 4,838	49%
$ 10.56	2.27%	1.54%	2.38%	1.54%	2.38%	$ 4,162	22%
$ 10.55	2.44%	1.52%	2.44%	1.52%	2.44%	$ 4,006	24%

$ 10.95	0.09%(4)	2.03%(5)	1.68%(5)	2.03%(5)	1.68%(5)	$ 580	17%
$ 10.75	0.18%	2.04%	1.69%	2.04%	1.69%	$ 789	17%
$ 10.57	0.22%	1.99%	1.53%	2.01%	1.51%	$ 615	49%
$ 10.56	1.76%	2.05%	1.89%	2.05%	1.89%	$ 466	22%
$ 10.55	1.93%	2.03%	1.94%	2.03%	1.94%	$ 429	24%

$ 8.82	7.02%	1.14%	2.82%	1.14%	2.82%	$ 43,928	71%
$ 9.02	5.86%	1.16%	3.45%	1.16%	3.45%	$ 64,853	38%
$ 8.87	1.96%	1.12%	3.34%	1.12%	2.27%	$ 81,950	29%
$ 9.01	6.06%	1.10%	3.68%	1.10%	3.68%	$ 85,995	29%
$ 8.92	3.33%	1.09%	3.72%	1.09%	3.72%	$ 83,728	17%

$ 8.86	6.71%	1.37%	2.74%	1.37%	2.74%	$ 1,214	71%
$ 9.07	5.66%	1.40%	3.18%	1.40%	3.18%	$ 1,257	38%
$ 8.92	1.68%	1.36%	2.03%	1.36%	2.03%	$ 1,823	29%
$ 9.06	5.74%	1.35%	3.41%	1.35%	3.41%	$ 1,683	29%
$ 8.97	3.03%	1.32%	3.45%	1.32%	3.45%	$ 3,190	17%

$ 8.83	3.47%(4)	1.93%(5)	1.14%(5)	1.93%(5)	1.14%(5)	$ 280	71%
$ 9.02	5.00%	1.90%	2.68%	1.90%	2.68%	$ 482	38%
$ 8.87	1.16%	1.86%	2.57%	1.86%	2.57%	$ 700	29%
$ 9.02	5.33%	1.85%	2.93%	1.85%	2.93%	$ 673	29%
$ 8.94	2.59%	1.84%	2.97%	1.84%	2.97%	$ 672	17%

Financial Highlights (Continued)

Fixed Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON OHIO TAX-FREE FUND
Trust Shares
2003	$ 21.87	0.60	0.14	0.74	(0.60)	(0.11)	(0.71)
2004	$ 21.90	0.57	(0.24)	0.33	(0.57)	(0.16)	(0.73)
2005	$ 21.50	0.54	(0.37)	0.17	(0.54)	(0.22)	(0.76)
2006	$ 20.91	0.58	(0.05)	0.53	(0.58)	--	(0.58)
2007	$ 20.86	0.55	0.10	0.65	(0.55)	(0.01)	(0.56)
Investment A Shares
2003	$ 21.86	0.54	0.13	0.67	(0.54)	(0.11)	(0.65)
2004	$ 21.88	0.52	(0.23)	0.29	(0.52)	(0.16)	(0.68)
2005	$ 21.49	0.49	(0.37)	0.12	(0.49)	(0.22)	(0.71)
2006	$ 20.90	0.53	(0.06)	0.47	(0.53)	--	(0.53)
2007	$ 20.84	0.50	0.10	0.60	(0.50)	(0.01)	(0.51)
Investment B Shares
2003(3)	$ 21.97	0.27	0.02	0.29	(0.27)	(0.11)	(0.38)
2004	$ 21.88	0.41	(0.23)	0.18	(0.41)	(0.16)	(0.57)
2005	$ 21.49	0.39	(0.37)	0.02	(0.39)	(0.22)	(0.61)
2006	$ 20.90	0.43	(0.05)	0.38	(0.43)	--	(0.43)
2007	$ 20.85	0.40	0.10	0.50	(0.40)	(0.01)	(0.41)
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND
Trust Shares
2003	$ 19.87	0.62	0.01	0.63	(0.62)	--	(0.62)
2004	$ 19.88	0.50	(0.32)	0.18	(0.50)	--	(0.50)
2005	$ 19.56	0.51	(0.41)	0.10	(0.51)	--	(0.51)
2006	$ 19.15	0.60	0.10	0.70	(0.60)	--	(0.60)
2007	$ 19.25	0.70	0.21	0.91	(0.70)	--	(0.70)
Investment A Shares
2003(6)	$ 20.08	0.32	(0.19)	0.13	(0.32)	--	(0.32)
2004	$ 19.89	0.45	(0.33)	0.12	(0.45)	--	(0.45)
2005	$ 19.56	0.46	(0.40)	0.06	(0.46)	--	(0.46)
2006	$ 19.16	0.55	0.10	0.65	(0.55)	--	(0.55)
2007	$ 19.26	0.65	0.20	0.85	(0.65)	--	(0.65)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Reflects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(See notes which are an integral part of the Financial Statements)

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 21.90	3.42%	1.16%	2.72%	1.16%	2.72%	$ 55,450	20%
$ 21.50	1.52%	1.17%	2.63%	1.17%	2.63%	$ 52,565	13%
$ 20.91	0.85%	1.16%	2.56%	1.17%	2.55%	$ 45,571	45%
$ 20.86	2.59%	1.17%	2.80%	1.17%	2.80%	$ 40,319	17%
$ 20.95	3.18%	1.18%	2.67%	1.18%	2.67%	$ 34,098	15%

$ 21.88	3.11%	1.41%	2.45%	1.41%	2.45%	$ 5,913	20%
$ 21.49	1.32%	1.42%	2.39%	1.42%	2.39%	$ 4,657	13%
$ 20.90	0.59%	1.41%	2.32%	1.42%	2.31%	$ 3,222	45%
$ 20.84	2.29%	1.43%	2.58%	1.43%	2.58%	$ 1,686	17%
$ 20.93	2.93%	1.43%	2.42%	1.43%	2.42%	$ 1,706	15%

$ 21.88	1.32%(4)	1.93%(5)	1.86%(5)	1.93%(5)	1.86%(5)	$ 1,685	20%
$ 21.49	0.81%	1.92%	1.88%	1.92%	1.88%	$ 1,729	13%
$ 20.90	0.10%	1.91%	1.82%	1.92%	1.81%	$ 1,525	45%
$ 20.85	1.78%	1.93%	2.06%	1.93%	2.06%	$ 1,337	17%
$ 20.94	2.47%	1.93%	1.93%	1.93%	1.93%	$ 1,128	15%

$ 19.88	3.18%	1.07%	3.05%	1.07%	3.05%	$ 155,883	51%
$ 19.56	0.91%	1.07%	2.53%	1.07%	2.53%	$ 150,175	54%
$ 19.15	0.54%	1.06%	2.65%	1.06%	2.65%	$ 119,090	31%
$ 19.25	3.70%	1.07%	3.11%	1.07%	3.11%	$ 95,512	36%
$ 19.46	4.79%	1.06%	3.60%	1.06%	3.60%	$ 82,730	29%

$ 19.89	0.65%(4)	1.31%(5)	2.47%(5)	1.31%(5)	2.47%(5)	$ 8,061	51%
$ 19.56	0.60%	1.32%	2.29%	1.32%	2.29%	$ 4,538	54%
$ 19.16	0.34%	1.31%	2.41%	1.31%	2.41%	$ 3,506	31%
$ 19.26	3.44%	1.33%	2.80%	1.33%	2.80%	$ 668	36%
$ 19.46	4.48%	1.31%	3.35%	1.31%	3.35%	$ 485	29%

Combined Notes to Financial Statements

December 31, 2007

(1) Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust operates 31 separate series, or mutual funds, each with its own investment objective and strategy. This report contains financial statements and financial highlights of the funds listed below (each individually referred to as “Fund,” or collectively as the “Funds”):

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares (“Shares”) are held.

Funds	Investment Share Classes Offered*

Huntington Money Market Fund (“Money Market Fund”)	Trust, A, B & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)	Trust & A
Huntington Tax-Free Money Market Fund (“Tax-Free Money Market Fund”), formerly the Florida Tax-Free Money Fund**	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Trust, A & B
Huntington Growth Fund (“Growth Fund”)	Trust, A & B
Huntington Income Equity Fund (“Income Equity Fund”)	Trust, A & B
Huntington International Equity Fund (“International Equity Fund”)	Trust, A & B
Huntington Macro 100 Fund (“Macro 100 Fund”)	Trust, A & B
Huntington Mid Corp America Fund (“Mid Corp America Fund”)	Trust, A & B
Huntington New Economy Fund (“New Economy Fund”)	Trust, A & B
Huntington Real Strategies Fund (“Real Strategies Fund”)	Trust, A & B
Huntington Rotating Markets Fund (“Rotating Markets Fund”)	Trust, A & B
Huntington Situs Small Cap Fund (“Situs Small Cap Fund”)	Trust, A & B
Huntington Fixed Income Securities Fund (“Fixed Income Fund”)	Trust, A & B
Huntington Intermediate Government Income Fund (“Intermediate Government Income Fund”)	Trust, A & B
Huntington Michigan Tax-Free Fund (“Michigan Tax-Free Fund”)	Trust, A & B
Huntington Mortgage Securities Fund (“Mortgage Securities Fund”)	Trust, A & B
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free Fund”)	Trust, A & B
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income Fund”)	Trust & A

* Each class of shares has exclusive voting rights with respect to matters that affect just that class.

** On August 15, 2007, the Huntington Florida Tax-Free Money Fund changed its name to the Huntington Tax-Free Money Market Fund.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges.

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on market value. The Trust attempts to stabilize the NAV per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

In computing the NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate their NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (“Advisor”) determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since the Real Strategies Fund, Rotating Markets Fund and Situs Small Cap Fund invest some of their assets in foreign securities, they may be affected, although to a lesser extent.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Funds except as follows: Dividend Capture Fund, Income Equity Fund and Mortgage Securities Fund declare and pay dividends monthly; International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Real Strategies Fund, Rotating Markets Fund and Situs Small Cap Fund declare and pay dividends, if any, annually; and Growth Fund declares and pays dividends, if any, quarterly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments, and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity Fund, Real Strategies Fund, and Situs Small Cap Fund have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Money Market Fund	$ 1,224,164,131	$ --	$ --	$ --
Ohio Municipal Money Market Fund	328,704,807	--	--	--
Tax-Free Money Market Fund	54,525,888	--	--	--
U.S. Treasury Money Market Fund	862,902,043	--	--	--
Dividend Capture Fund	144,842,369	5,474,690	(16,419,935)	(10,945,245)
Growth Fund	187,404,261	69,868,493	(1,102,935)	68,765,558
Income Equity Fund	164,033,478	38,077,995	(7,853,313)	30,224,682
International Equity Fund	224,819,722	104,427,083	(2,292,694)	102,134,389
Macro 100 Fund	45,648,950	2,691,941	(4,625,180)	(1,933,239)
Mid Corp America Fund	117,637,086	69,217,966	(3,933,792)	65,284,174
New Economy Fund	125,144,242	22,323,334	(4,589,456)	17,733,878
Real Strategies Fund	44,993,390	4,322,727	(1,931,044)	2,391,683
Rotating Markets Fund	59,304,951	11,742,545	(91,293)	11,651,252
Situs Small Cap Fund	122,182,913	37,641,473	(10,692,347)	26,949,126
Fixed Income Fund	187,788,025	5,776,980	(1,265,327)	4,511,653
Intermediate Government Income Fund	121,767,763	1,894,936	(335,332)	1,559,604
Michigan Tax-Free Fund	12,570,382	169,569	(19,892)	149,677
Mortgage Securities Fund	86,581,237	2,439,122	(550,056)	1,889,066
Ohio Tax-Free Fund	36,389,040	498,541	(27,154)	471,387
Short/Intermediate Fixed Income Fund	83,816,521	630,343	(581,153)	49,190

As of December 31, 2007, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires

Money Market Fund	$ 490,061	2011
Money Market Fund	3,032	2012
Money Market Fund	7,224	2013
Money Market Fund	921	2014
Money Market Fund	106	2015
Ohio Municipal Money Market Fund	12,756	2012
Ohio Municipal Money Market Fund	25,291	2013
Ohio Municipal Money Market Fund	7,739	2014
Ohio Municipal Money Market Fund	12,350	2015
Tax-Free Money Market Fund	231	2011
Tax-Free Money Market Fund	1,529	2012
Tax-Free Money Market Fund	5,818	2013
Tax-Free Money Market Fund	4,861	2014
Tax-Free Money Market Fund	1,434	2015
Fixed Income Fund	353,716	2015
Intermediate Government Fund	272,260	2014
Michigan Tax-Free Fund	90,681	2014
Short/Intermediate Fixed Income Fund	1,451,394	2009
Short/Intermediate Fixed Income Fund	612,397	2013
Short/Intermediate Fixed Income Fund	1,409,364	2014
Short/Intermediate Fixed Income Fund	299,850	2015

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

	Distributions Paid From*					Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital

Money Market Fund	$ 42,857,867	$ --	$ 42,857,867	$ --	$ --	$ 42,857,867
Ohio Municipal Money Market Fund	--	--	--	5,745,472	--	5,745,472
Tax-Free Money Market Fund	--	--	--	1,138,465	--	1,138,465
U.S. Treasury Money Market Fund	29,462,694	--	29,462,694	--	--	29,462,694
Dividend Capture Fund	9,873,221	1,948,775	11,821,996	--	--	11,821,996
Growth Fund	817,137	48,635,079	49,452,216	--	--	49,452,216
Income Equity Fund	7,149,469	24,077,527	31,226,996	--	--	31,226,996
International Equity Fund	3,666,214	23,291,425	26,957,639	--	--	26,957,639
Macro 100 Fund	4,113,648	1,091,013	5,204,661	--	310	5,204,971
Mid Corp America Fund	3,695	13,173,458	13,177,153	--	--	13,177,153
New Economy Fund	45,313	22,526,892	22,572,205	--	--	22,572,205
Real Strategies Fund	1,000,020	--	1,000,020	--	--	1,000,020
Rotating Markets Fund	1,157,110	2,220,543	3,377,653	--	--	3,377,653
Situs Small Cap Fund	1,126,641	11,422,483	12,549,124	--	--	12,549,124
Fixed Income Fund	7,563,043	--	7,563,043	--	--	7,563,043
Intermediate Government Income Fund	4,496,108	--	4,496,108	--	--	4,496,108
Michigan Tax-Free Fund	--	--	--	523,115	--	523,115
Mortgage Securities Fund	3,562,906	218,791	3,781,697	--	--	3,781,697
Ohio Tax-Free Fund	--	14,339	14,339	1,058,127	--	1,072,466
Short/Intermediate Fixed Income Fund	3,233,849	--	3,233,849	--	--	3,233,849

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

	Distributions Paid From*					Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital

Money Market Fund	$ 32,528,492	$ ---	$ 32,528,492	$ --	$ --	$ 32,528,492
Ohio Municipal Money Market Fund	--	--	--	4,252,664	--	4,252,664
Tax-Free Money Market Fund	--	--	--	842,641	--	842,641
U.S. Treasury Money Market Fund	25,334,123	--	25,334,123	--	--	25,334,123
Dividend Capture Fund	8,962,340	1,669,303	10,631,643	--	--	10,631,643
Growth Fund	473,533	32,903,093	33,376,626	--	--	33,376,626
Income Equity Fund	3,919,922	18,593,748	22,513,670	--	19,136	22,532,806
International Equity Fund	2,843,815	17,103,183	19,946,998	--	--	19,946,998
Macro 100 Fund	506,471	449,995	956,466	--	--	956,466
Mid Corp America Fund	46,261	2,887,146	2,933,407	--	--	2,933,407
New Economy Fund	--	8,569,753	8,569,753	--	--	8,569,753
Rotating Markets Fund	435,927	715,399	1,151,326	--	--	1,151,326
Situs Small Cap Fund	439,071	5,348,984	5,788,055	--	--	5,788,055
Fixed Income Fund	6,747,565	--	6,747,565	--	--	6,747,565
Intermediate Government Income Fund	4,182,820	13,140	4,195,960	--	--	4,195,960
Michigan Tax-Free Fund	562	--	562	618,715	--	619,277
Mortgage Securities Fund	3,177,669	546,494	3,724,163	--	--	3,724,163
Ohio Tax-Free Fund	3,758	--	3,758	1,349,824	--	1,353,582
Short/Intermediate Fixed Income Fund	3,451,465	--	3,451,465	--	--	3,451,465

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2007, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

Money Market Fund	$ --	$ --	$ --	$ --	$ --	$ (501,344)	$ --	$ (501,344)
Ohio Municipal Money Market Fund	--	--	--	--	--	(58,136)	--	(58,136)
Tax-Free Money Market Fund	7	--	--	7	--	(13,873)	--	(13,866)
U.S. Treasury Money Market Fund	--	28,832	--	28,832	--	--	--	28,832
Dividend Capture Fund	--	636,538	684,241	1,320,779	--	--	(10,945,245)	(9,624,466)
Growth Fund	--	11,539	22,437,499	22,449,038	--	--	68,765,558	91,214,596
Income Equity Fund	--	48,468	682,150	730,618	--	--	30,375,454	31,106,072
International Equity Fund	--	--	4,923,317	4,923,317	--	--	102,193,053	107,116,370
Macro 100 Fund	--	--	--	--	--	(289,383)	(1,933,239)	(2,222,622)
Mid Corp America Fund	--	--	4,059,748	4,059,748	--	--	65,284,174	69,343,922
New Economy Fund	--	--	43,917	43,917	--	--	17,733,878	17,777,795
Real Strategies Fund	--	14,245	--	14,245	--	(19,786)	2,402,417	2,396,876
Rotating Markets Fund	--	--	799,812	799,812	--	--	11,651,252	12,451,064
Situs Small Cap Fund	--	132,350	954,149	1,086,499	--	(3,313)	26,956,745	28,039,931
Fixed Income Fund	--	--	--	--	(176)	(353,716)	4,511,653	4,157,761
Intermediate Government Income Fund	--	--	--	--	(7,446)	(272,260)	1,559,604	1,279,898
Michigan Tax-Free Fund	--	--	--	--	--	(90,681)	149,677	58,996
Mortgage Securities Fund	--	--	71,572	71,572	--	--	1,889,066	1,960,638
Ohio Tax-Free Fund	--	--	--	--	(29)	(6,781)	471,387	464,577
Short/Intermediate Fixed Income Fund	--	--	--	--	(887)	(3,774,447)	49,190	(3,726,144)

* The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2007, the Funds deferred post-October capital losses, post-October currency losses and post-October passive foreign investment company losses as follows:

Fund	Capital Losses

Macro 100 Fund	$ 289,383
Real Strategies Fund	19,786
Situs Small Cap Fund	3,313
Ohio Tax-Free Fund	6,781
Short/Intermediate Fixed Income Fund	1,442

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognitiion threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The adoption of FIN 48 did not impact the Funds’ net assets or result of operations.

E. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

F. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Foreign Exchange Contracts

International Equity Fund, Real Strategies Fund and Situs Small Cap Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity Fund, Real Strategies Fund and Situs Small Cap Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2007, the Funds did not have any foreign currency commitments outstanding.

H. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. International Equity Fund, Real Strategies Fund and Situs Small Cap Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

I. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The following is a summary of the Dividend Capture Fund’s written option activity for the year ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	170	$ 18,079
Options written	750	110,248
Options expired	--	--
Options closed	(750)	(110,248)
Options exercised	(170)	(18,079)

Outstanding at 12/31/2007	--	$ --

At December 31, 2007, Dividend Capture Fund had no outstanding options.

The following is a summary of the Income Equity Fund’s written option activity for the year ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	7,286	$ 2,106,527
Options written	17,680	4,614,377
Options expired	--	--
Options closed	(23,220)	(6,359,964)
Options exercised	--	--

Outstanding at 12/31/2007	1,746	$ 360,940

At December 31, 2007, the Income Equity Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Hewlett-Packard Co.	Call	February 2008	55	483	24,150	$ 66,169
Merck & Co., Inc.	Call	April 2008	60	407	106,838	(49,044)
Molson Coors Brewing Co.	Call	April 2008	60	856	79,180	133,647

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 150,772

The following is a summary of the New Economy Fund’s written option activity for the year ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	--	$ --
Options written	410	165,849
Options expired	(410)	(165,849)
Options closed	--	--
Options exercised	--	--

Outstanding at 12/31/2007	--	$ --

At December 31, 2007, New Economy Fund had no outstanding options.

The following is a summary of the Real Strategies Fund’s written option activity for the period ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	--	$ --
Options written	5,619	1,035,065
Options expired	(3,322)	(499,701)
Options closed	(752)	(130,544)
Options exercised	(1,310)	(363,936)

Outstanding at 12/31/2007	235	$ 40,884

At December 31, 2007, Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Brookfield Asset Management, Inc.	Call	January 2008	40	100	1,000	$ 400
Potash Corp. of Saskatchewan, Inc.	Call	January 2008	140	15	14,175	(9,720)
Sunpower Corp.	Put	January 2008	105	50	3,250	19,600
Valero Energy Corp.	Put	January 2008	70	70	11,725	454

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 10,734

The following is a summary of the Situs Small Cap Fund’s written option activity for the year ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	--	$ --
Options written	50	16,850
Options expired	--	--
Options closed	--	--
Options exercised	(50)	(16,850)

Outstanding at 12/31/2007	--	$ --

At December 31, 2007, Situs Small Cap Fund had no outstanding options.

J. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. Information on the investment of cash collateral is shown in the table that follows. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. PFPC Trust Co. (“PFPC”) serves as the sub-custodian for the securities lending program. PFPC retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

As of December 31, 2007, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral

Dividend Capture Fund	$ 14,809,456	$ 15,422,945
Growth Fund	12,105,705	12,655,585
Income Equity Fund	21,195,008	22,013,673
Macro 100 Fund	6,501,009	6,837,593
Mid Corp America Fund	19,408,485	20,118,482
New Economy Fund	21,666,677	22,559,731
Real Strategies Fund	1,945,533	2,037,367
Rotating Markets Fund	13,781,854	14,224,962
Situs Small Cap Fund	20,570,464	21,578,307
Fixed Income Securities Fund	5,132,364	5,224,956
Intermediate Government Income Fund	6,681,324	6,785,712
Mortgage Securities Fund	1,176,354	1,202,347
Short/Intermediate Fixed Income Fund	1,354,648	1,394,070

As of December 31, 2007, cash collateral invested was as follows:

Fund	Master Note	Money Market Fund	Time Deposits	Total

Dividend Capture Fund	$ 1,261,267	$ 9,608,158	$ 4,553,520	$ 15,422,945
Growth Fund	--	10,137,334	2,518,251	12,655,585
Income Equity Fund	2,590,375	14,317,548	5,105,750	22,013,673
Macro 100 Fund	618,572	5,849,953	369,068	6,837,593
Mid Corp America Fund	2,517,395	13,665,481	3,935,606	20,118,482
New Economy Fund	667,900	15,892,456	5,999,375	22,559,731
Real Strategies Fund	--	1,381,039	656,328	2,037,367
Rotating Markets Fund	--	9,642,459	4,582,503	14,224,962
Situs Small Cap Fund	--	14,975,263	6,603,044	21,578,307
Fixed Income Securities Fund	--	3,541,762	1,683,194	5,224,956
Intermediate Government Income Fund	--	4,599,728	2,185,984	6,785,712
Mortgage Securities Fund	--	815,017	387,330	1,202,347
Short/Intermediate Fixed Income Fund	--	944,977	449,093	1,394,070

K. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee.

L. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimated.

M. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

N. New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--The Advisor, a subsidiary of Huntington, serves as the Funds’ investment adviser. The Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund’s average daily net assets as listed below.

Annual Rate

U.S. Treasury Money Market Fund	0.20%
Dividend Capture Fund	0.75%
Growth Fund	0.60%
Income Equity Fund	0.60%
International Equity Fund	1.00%
Macro 100 Fund	0.75%
Mid Corp America Fund	0.75%
New Economy Fund	0.85%
Real Strategies Fund	0.75%
Rotating Markets Fund	0.50%
Situs Small Cap Fund	0.75%
Fixed Income Fund	0.50%
Intermediate Government Income Fund	0.50%
Michigan Tax-Free Fund	0.50%
Mortgage Securities Fund	0.50%
Ohio Tax-Free Fund	0.50%
Short/Intermediate Fixed Income Fund	0.50%

For the Money Market Fund, Ohio Municipal Money Market Fund and Tax-Free Money Market Fund, the Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund’s average daily net assets on tiered basis, as listed below.

Tiered	Annual Rate

Up to $500 million	0.30%
On the next $500 million	0.25%
In excess of $1 billion	0.20%

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Sub-Investment Advisory Fee--Laffer Investments, Inc. is the sub-investment adviser (the “Sub-Advisor”) of the Macro 100 Fund (the “Fund”). The Advisor pays the Sub-Advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees-- Huntington is the Administrator to the Trust, and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for its services on behalf of the Trust.

Huntington provides administrative services at the following annual rate:

Maximum Administrative Fee	Average Daily Net Assets of the Funds

0.135% of 1%	On the first $4 billion
0.125% of 1%	On the next $3 billion
0.115% of 1%	On assets in excess of $7 billion

There is no minimum annual fee per fund or class of Shares.

Huntington also serves as financial administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (“Citi”). Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by Citibank, N.A. Citi (the “Sub Financial Administrator”). The Sub Financial Administrator is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances. FServ and Edgewood Services, Inc. (“Edgewood”), the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Distribution and Shareholder Services Fees--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate Edgewood, the Funds’ distributor, for distribution services in connection with Investment A Shares and Investment B Shares not to exceed 0.25% and 0.75% of the daily net assets of each Fund’s Investment A Shares and Investment B Shares, respectively. Investment A Shares and Trust Shares are also subject to either a shareholder servicing administrative fee of 0.25% of each class’ average daily net assets to be paid to Huntington or a shareholder services fee not to exceed 0.25% of the daily net assets of such shares to be paid to Edgewood. Investment B Shares are subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. Trust Shares are not subject to Rule 12b-1 fees. For the year ended December 31, 2007, Huntington and its affiliates received $8,256,222 in shareholder service fees. For the year ended December 31, 2007, Edgewood received commissions of $748,435 earned on sales of Investment A Shares and from redemption of Investment A and Investment B Shares, of which $679,656 was re-allowed to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each Fund. Unified is also entitled to receive additional amounts that may be activity or time based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees--Huntington serves as each of the Funds’ custodian, except for the International Equity Fund’s, Real Strategies Fund’s and Situs Small Cap Fund’s foreign assets. State Street Bank and Trust Company serves as custodian for the International Equity Fund. The Bank of New York serves as sub-custodian of Situs Small Cap Fund’s and Real Strategies Fund’s foreign assets. Huntington, State Street Bank and Trust Company, and The Bank of New York receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

PFPC serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Compliance Services--The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $155,000 annually.

General--Certain of the officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the SEC, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds (Huntington Money Market Fund) is set forth below:

		Share Activity
Fund	12/31/06 Balance	Purchases	Sales	12/31/07 Balance	Income	12/31/07 Value

Dividend Capture Fund	$ 5,262,480	$ 27,017,646	$ (31,742,002)	$ 538,124	$ 70,725	$ 538,124
Growth Fund	5,726,245	51,377,151	(51,097,198)	6,006,198	93,254	6,006,198
Income Equity Fund	1,882,538	61,874,046	(62,158,106)	1,598,478	76,789	1,598,478
Macro 100 Fund	1,466,371	11,664,774	(12,326,648)	804,497	30,065	804,497
Mid Corp America Fund	1,684,626	42,081,533	(37,341,967)	6,424,192	216,694	6,424,192
New Economy Fund	4,462,898	57,617,973	(51,601,297)	10,479,574	280,095	10,479,574
Real Strategies Fund*	--	13,418,627	(7,460,417)	5,958,210	26,771	5,958,210
Rotating Markets Fund	1,884,232	19,756,206	(19,749,406)	1,891,032	93,090	1,891,032
Situs Small Cap Fund	2,166,425	45,849,432	(46,255,597)	1,760,260	186,015	1,760,260
Fixed Income Fund	3,471,043	63,594,805	(57,930,912)	9,134,936	170,352	9,134,936
Intermediate Government Income Fund	1,039,293	41,837,418	(40,614,428)	2,262,283	97,228	2,262,283
Mortgage Securities Fund	1,002,498	19,487,791	(19,030,231)	1,460,058	98,154	1,460,058
Short/Intermediate Fixed Income Fund	87,728	29,972,124	(28,354,997)	1,704,855	66,825	1,704,855

* Fund commenced operations on May 1, 2007.

(4) Rotating Markets Fund and Real Strategies Fund Structure

Rotating Markets Fund and Real Strategies Fund (“Investing Funds”), in accordance with their prospectuses, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incurred expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales

Dividend Capture Fund	$ 121,103,459	$ 125,752,003
Growth Fund	211,139,009	240,954,238
Income Equity Fund	179,484,192	211,667,598
International Equity Fund	81,198,688	74,352,022
Macro 100 Fund	67,207,044	76,831,201
Mid Corp America Fund	17,754,492	33,730,399
New Economy Fund	138,819,244	148,370,347
Real Strategies Fund	46.261.060	8,840,504
Rotating Markets Fund	33,542,908	29,326,976
Situs Small Cap Fund	39,211,381	26,494,544
Fixed Income Fund	24,648,663	10,672,404
Intermediate Government Income Fund	--	--
Michigan Tax-Free Fund	4,500,922	13,737,303
Mortgage Securities Fund	1,841,493	1,357,240
Ohio Tax-Free Fund	6,111,989	12,144,620
Short/Intermediate Fixed Income Fund	20,126,799	14,020,469

Purchases and Sales of long-term U.S. government securities for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales

Fixed Income Fund	$ 49,674,894	$ 62,536,196
Intermediate Government Income Fund	40,573,047	33,254,121
Mortgage Securities Fund	14,095,075	13,631,946
Short/Intermediate Fixed Income Fund	5,006,060	21,910,815

(6) Concentration of Credit Risk (unaudited)

Since each of Tax-Free Money Market Fund, Michigan Tax-Free Fund, Ohio Municipal Money Market Fund and Ohio Tax-Free Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2007, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated on each Fund’s Portfolio of Investments.

(7) Subsequent Events

On January 24, 2008, the Huntington Situs Small Cap Fund changed its name to the Huntington Situs Fund.

(8) Other Tax Information (unaudited)

For the year ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the year ended December 31, 2007, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income

Dividend Capture Fund	72%
Growth Fund	100%
Income Equity Fund	73%
International Equity Fund	100%
Macro 100 Fund	22%
Mid Corp America Fund	100%
New Economy Fund	100%
Real Strategies Fund	13%
Rotating Markets Fund	83%
Situs Small Cap Fund	52%

For the taxable year ended December 31, 2007, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received

Dividend Capture Fund	54%
Growth Fund	100%
Income Equity Fund	70%
Macro 100 Fund	23%
Mid Corp America Fund	100%
New Economy Fund	100%
Real Strategies Fund	13%
Situs Small Cap Fund	73%

The Funds designate the following amounts as long term capital gain distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earning and profits distributed to shareholders on redemption of shares.

Fund	Amount

Dividend Capture Fund	$ 1,948,775
Growth Fund	48,635,079
Income Equity Fund	24,077,527
International Equity Fund	23,291,425
Macro 100 Fund	1,091,013
Mid Corp America Fund	13,173,458
New Economy Fund	22,526,892
Rotating Markets Fund	2,220,543
Situs Small Cap Fund	11,422,483
Mortgage Securities	218,791
Ohio Tax-Free Fund	14,339

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2007 are as follows:

	Foreign Source Income	Foreign Tax Expense

International Equity Fund	$0.18	$0.02

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington Tax-Free Money Market Fund (formerly Huntington Florida Tax-Free Money Fund), Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Real Strategies Fund, Huntington Rotating Markets Fund, Huntington Situs Small Cap Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, and Huntington Short/Intermediate Fixed Income Securities Fund (twenty of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the year ended December 31, 2003, were audited by another registered public accounting firm whose report, dated February 18, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above of The Huntington Funds at December 31, 2007, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 12, 2008

Board of Trustees and Trust Officers

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 5800 Corporate Drive, Pittsburgh, PA. Unless otherwise noted, each officer is elected annually. The Huntington Funds consist of 31 portfolios. Each Trustee serves as Trustee for all portfolios of the Huntington Funds. The Funds’ Statement of Additional Information includes additional information about the Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, and Previous Position(s)

David S. Schoedinger* Age: 65 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None.

Tadd C. Seitz Age: 66 TRUSTEE Began serving: July 2006

Principal Occupation: Retired.

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None.

Mark D. Shary Age: 48 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007).

Other Directorships Held: None.

William H. Zimmer III Age: 54 TRUSTEE Began serving: December 2006

Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing).

Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None.

* David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, and Previous Position(s)

Thomas J. Westerfield† Age: 52 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, and Previous Position(s)

B. Randolph Bateman Age: 52 41 South High Street Columbus, OH PRESIDENT Began serving: September 2005

Principal Occupation: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Charles L. Davis, Jr. Age: 47 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began serving: April 2003

Principal Occupation: Senior Vice President, Federated Securities Corp. (2007 to present); Director of Mutual Fund Services, Federated Services Company (2003 to present); Director of Sales Administration, Federated Securities Corp. (2006 to present); President, Edgewood Services, Inc. (2004 to present); President, Southpointe Distribution Services, Inc. (2005 to present).

Previous Positions: Managing Director, Edgewood Services, Inc. (2000 to 2003); Director of Business Development, Federated Services Company (1998 to 1999); Business Manager, Mutual Fund Services, Federated Services Company (1993 to 1998); Director of Investor Relations, MNC Financial, Inc. (1991 to 1993).

David R. Carson Age: 49 3805 Edwards Road Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began serving: September 2005

Principal Occupation: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 45 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began serving: July 2003	Principal Occupation: Assistant Vice President, Federated Services Company; Vice President and Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 39 3435 Stelzer Road Columbus, OH TREASURER Began serving: May 2005	Principal Occupation: Senior Vice President Fund Services, Citi Fund Services Ohio, Inc. (February 1993 to present).

Alicia G. Powell Age: 32 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

Investment Contract Review Disclosure

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees (“Board”) is responsible for determining whether to approve the Funds’ investment advisory and subadvisory agreements. At meetings held on August 8 and 9, 2007, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds and an investment subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and Laffer Investments, Inc. (the “Subadvisor”) with respect to the Macro 100 Fund. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds. Pursuant to the Subadvisory Agreement between the Advisor and the Subadvisor, the Subadvisor provides the day-to-day investment management for the Macro 100 Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements and the Subadvisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most material of which were: (1) the nature of the services provided to the Funds by the Advisor and Subadvisor in relation to the advisory and subadvisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor or Subadvisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory and Subadvisory Fees--In considering the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board reviewed information relating to the Advisor’s and Subadvisor’s operations and personnel. Among other things, the Advisor and Subadvisor each provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a Fund-by-Fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor and Subadvisor with respect to their ability to provide the services required under the Advisory and Subadvisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor and Subadvisor, in relation to the Advisory and Subadvisory fees, were acceptable.

Individual Performance of the Funds--The Board reviewed the Funds’ performance record and the Advisors’ and Subadvisor’s management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory and Subadvisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper, Inc. (“Lipper”) for the one-, three-, five- and ten-year periods ending June 30, 2007, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services--In considering the reasonableness of the advisory and subadvisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds--The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory and Subadvisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board also noted that if the Funds’ assets increase over time, the Advisor and Subadvisor may realize economies of scale. The Board concluded that none of the Funds was currently large enough to have realized economies of scale; however, the Board noted that the Florida Tax-Free Money Fund, Money Market Fund and Ohio Municipal Money Market Fund had advisory fee breakpoints in place, and if the Funds’ total assets were to increase over time economies of scale would be passed on to the Funds. In addition, the Board also noted that the administration fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds--With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used peer group information for bank distributed funds provided by Morningstar with respect to its comparable fee analysis for the Funds’ Trust Shares. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations--The Board also requests and receives substantial and detailed information about the Funds, the Advisor, and Subadvisor on a regular basis. The Advisor and Subadvisor provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the Board’s formal review of the Advisory and Subadvisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory and Subadvisory Agreements is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor, Subadvisor and their affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s and the Subadvisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor and Subadvisor are responding to them. In the course of their deliberations regarding the Advisory and Subadvisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory and Subadvisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory and Subadvisory Agreements reflects its determination that the Advisor’s and the Subadvisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates and the Subadvisor.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund performed below its Lipper peer group and its benchmark for the one-, three- and five-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were below the medians for its peer group.

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and Lipper peer group for the three-, five- and ten-year periods. The Fund performed above its Lipper peer group and below its benchmark for the one-year period. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Florida Tax-Free Money Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three-, and five-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and its total expenses were equal to and below the medians, respectively, for its peer group.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and Lipper peer group for the three-, five- and ten-year periods. The Fund performed above its Lipper peer group and below its benchmark for the one-year period. The Board also noted that the Fund’s combined net advisory fee and administrative fee was below the median for its peer group and total expenses were above the median.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and Lipper peer group for the one-, three-, five- and ten-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were below and above the medians, respectively, for its peer group.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three-, five- and ten-year periods. The Fund underperformed its benchmark for the same periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group and benchmark for the three- and five-year periods and underperformed its Lipper peer group and benchmark for the one-year period. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group and benchmark for the one- and three-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Michigan Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and Lipper peer group for the one-, three-, five- and ten-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group and benchmark for the three- and five-year periods and outperformed its Lipper peer group and benchmark for the one-year period. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three-, five- and ten-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and Lipper peer group for the three-, five- and ten-year period and performed in line with its Lipper peer group and below its benchmark for the one-year period. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington New Economy Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and Lipper peer group for the three- and five-year periods. The Fund performed in line with its Lipper peer group and benchmark for the one-year period. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three-, five- and ten-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group and benchmark for the one-, three-, five- and ten-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and Lipper peer group for the one-, three- and five-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee was lower than the median for its peer group and total expenses were above the median.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group and benchmark for the one-, three-, five- and ten-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington Situs Small Cap Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and Lipper peer group for the one- and three-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three-, five- and ten-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians for its peer group.

Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses--As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses--The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During Period(2)	Annualized Expense Ratio	Total Return

Money Market Fund
Trust	Actual	$1,000.00	$1,021.10	$3.92	0.77%	2.11%
	Hypothetical (1)	$1,000.00	$1,021.12	$3.93	0.77%	2.50%
Investment A	Actual	$1,000.00	$1,019.80	$5.19	1.02%	1.98%
	Hypothetical (1)	$1,000.00	$1,019.86	$5.21	1.02%	2.50%
Investment B	Actual	$1,000.00	$1,017.20	$7.68	1.51%	1.72%
	Hypothetical (1)	$1,000.00	$1,017.39	$7.71	1.51%	2.50%
Interfund	Actual	$1,000.00	$1,022.40	$2.65	0.52%	2.24%
	Hypothetical (1)	$1,000.00	$1,022.38	$2.65	0.52%	2.50%

Ohio Municipal Money Market Fund
Trust	Actual	$1,000.00	$1,014.10	$4.06	0.80%	1.41%
	Hypothetical (1)	$1,000.00	$1,020.97	$4.08	0.80%	2.50%
Investment A	Actual	$1,000.00	$1,012.80	$5.33	1.05%	1.28%
	Hypothetical (1)	$1,000.00	$1,019.71	$5.36	1.05%	2.50%

Tax-Free Money Market Fund
Trust	Actual	$1,000.00	$1,013.70	$4.37	0.86%	1.37%
	Hypothetical (1)	$1,000.00	$1,020.66	$4.39	0.86%	2.50%
Investment A	Actual	$1,000.00	$1,012.50	$5.63	1.11%	1.25%
	Hypothetical (1)	$1,000.00	$1,019.40	$5.67	1.11%	2.50%

U.S. Treasury Money Market Fund
Trust	Actual	$1,000.00	$1,018.00	$3.61	0.71%	1.80%
	Hypothetical (1)	$1,000.00	$1,021.42	$3.62	0.71%	2.50%
Investment A	Actual	$1,000.00	$1,016.70	$4.88	0.96%	1.67%
	Hypothetical (1)	$1,000.00	$1,020.16	$4.90	0.96%	2.50%

Dividend Capture Fund
Trust	Actual	$1,000.00	$918.50	$6.24	1.29%	(8.15)%
	Hypothetical (1)	$1,000.00	$1,018.50	$6.58	1.29%	2.50%
Investment A	Actual	$1,000.00	$917.40	$7.44	1.54%	(8.26)%
	Hypothetical (1)	$1,000.00	$1,017.24	$7.86	1.54%	2.50%
Investment B	Actual	$1,000.00	$914.80	$9.89	2.05%	(8.52)%
	Hypothetical (1)	$1,000.00	$1,014.67	$10.46	2.05%	2.50%

Growth Fund
Trust	Actual	$1,000.00	$1,083.70	$5.88	1.12%	8.37%
	Hypothetical (1)	$1,000.00	$1,019.35	$5.72	1.12%	2.50%
Investment A	Actual	$1,000.00	$1,082.10	$7.19	1.37%	8.21%
	Hypothetical (1)	$1,000.00	$1,018.09	$6.99	1.37%	2.50%
Investment B	Actual	$1,000.00	$1,079.30	$9.80	1.87%	7.93%
	Hypothetical (1)	$1,000.00	$1,015.57	$9.54	1.87%	2.50%

Income Equity Fund
Trust	Actual	$1,000.00	$943.10	$5.49	1.12%	(5.69)%
	Hypothetical (1)	$1,000.00	$1,019.35	$5.72	1.12%	2.50%
Investment A	Actual	$1,000.00	$941.90	$6.75	1.38%	(5.81)%
	Hypothetical (1)	$1,000.00	$1,018.04	$7.04	1.38%	2.50%
Investment B	Actual	$1,000.00	$939.50	$9.19	1.88%	(6.05)%
	Hypothetical (1)	$1,000.00	$1,015.52	$9.60	1.88%	2.50%

International Equity Fund
Trust	Actual	$1,000.00	$1,059.70	$7.94	1.53%	5.97%
	Hypothetical (1)	$1,000.00	$1,017.29	$7.81	1.53%	2.50%
Investment A	Actual	$1,000.00	$1,058.40	$9.24	1.78%	5.84%
	Hypothetical (1)	$1,000.00	$1,016.03	$9.09	1.78%	2.50%
Investment B	Actual	$1,000.00	$1,055.50	$11.86	2.29%	5.55%
	Hypothetical (1)	$1,000.00	$1,013.46	$11.69	2.29%	2.50%

Macro 100 Fund
Trust	Actual	$1,000.00	$914.50	$6.42	1.33%	(8.55)%
	Hypothetical (1)	$1,000.00	$1,018.30	$6.79	1.33%	2.50%
Investment A	Actual	$1,000.00	$913.70	$7.62	1.58%	(8.63)%
	Hypothetical (1)	$1,000.00	$1,017.04	$8.06	1.58%	2.50%
Investment B	Actual	$1,000.00	$910.70	$10.07	2.09%	(8.93)%
	Hypothetical (1)	$1,000.00	$1,014.46	$10.67	2.09%	2.50%

Mid Corp America Fund
Trust	Actual	$1,000.00	$965.60	$6.34	1.28%	(3.44)%
	Hypothetical (1)	$1,000.00	$1,018.55	$6.53	1.28%	2.50%
Investment A	Actual	$1,000.00	$964.40	$7.58	1.53%	(3.56)%
	Hypothetical (1)	$1,000.00	$1,017.29	$7.81	1.53%	2.50%
Investment B	Actual	$1,000.00	$961.50	$10.09	2.04%	(3.85)%
	Hypothetical (1)	$1,000.00	$1,014.72	$10.41	2.04%	2.50%

New Economy Fund
Trust	Actual	$1,000.00	$997.20	$7.00	1.39%	(0.28)%
	Hypothetical (1)	$1,000.00	$1,017.99	$7.09	1.39%	2.50%
Investment A	Actual	$1,000.00	$996.60	$8.25	1.64%	(0.34)%
	Hypothetical (1)	$1,000.00	$1,016.73	$8.37	1.64%	2.50%
Investment B	Actual	$1,000.00	$994.20	$10.76	2.14%	(0.58)%
	Hypothetical (1)	$1,000.00	$1,014.21	$10.92	2.14%	2.50%

Real Strategies Fund
Trust	Actual	$1,000.00	$1,080.30	$7.39	1.41%	8.03%
	Hypothetical (1)	$1,000.00	$1,017.89	$7.20	1.41%	2.50%
Investment A	Actual	$1,000.00	$1,079.50	$8.65	1.65%	7.95%
	Hypothetical (1)	$1,000.00	$1,016.68	$8.42	1.65%	2.50%
Investment B	Actual	$1,000.00	$1,076.40	$10.83	2.07%	7.64%
	Hypothetical (1)	$1,000.00	$1,014.56	$10.57	2.07%	2.50%

Rotating Markets Fund
Trust	Actual	$1,000.00	$997.10	$5.34	1.06%	(0.29)%
	Hypothetical (1)	$1,000.00	$1,019.66	$5.41	1.06%	2.50%
Investment A	Actual	$1,000.00	$995.70	$6.59	1.31%	(0.43)%
	Hypothetical (1)	$1,000.00	$1,018.40	$6.69	1.31%	2.50%
Investment B	Actual	$1,000.00	$993.00	$8.99	1.79%	(0.70)%
	Hypothetical (1)	$1,000.00	$1,015.98	$9.14	1.79%	2.50%

Situs Small Cap Fund
Trust	Actual	$1,000.00	$973.00	$6.42	1.29%	(2.70)%
	Hypothetical (1)	$1,000.00	$1,018.50	$6.58	1.29%	2.50%
Investment A	Actual	$1,000.00	$971.70	$7.65	1.54%	(2.83)%
	Hypothetical (1)	$1,000.00	$1,017.24	$7.86	1.54%	2.50%
Investment B	Actual	$1,000.00	$969.60	$10.13	2.04%	(3.04)%
	Hypothetical (1)	$1,000.00	$1,014.72	$10.41	2.04%	2.50%

Fixed Income Fund
Trust	Actual	$1,000.00	$1,056.10	$5.34	1.03%	5.61%
	Hypothetical (1)	$1,000.00	$1,019.81	$5.26	1.03%	2.50%
Investment A	Actual	$1,000.00	$1,054.80	$6.58	1.27%	5.48%
	Hypothetical (1)	$1,000.00	$1,018.60	$6.48	1.27%	2.50%
Investment B	Actual	$1,000.00	$1,052.20	$9.21	1.78%	5.22%
	Hypothetical (1)	$1,000.00	$1,016.03	$9.09	1.78%	2.50%

Intermediate Government Income Fund
Trust	Actual	$1,000.00	$1,057.60	$5.50	1.06%	5.76%
	Hypothetical (1)	$1,000.00	$1,019.66	$5.41	1.06%	2.50%
Investment A	Actual	$1,000.00	$1,056.20	$6.79	1.31%	5.62%
	Hypothetical (1)	$1,000.00	$1,018.40	$6.69	1.31%	2.50%
Investment B	Actual	$1,000.00	$1,052.60	$9.36	1.81%	5.26%
	Hypothetical (1)	$1,000.00	$1,015.88	$9.24	1.81%	2.50%

Michigan Tax-Free Fund
Trust	Actual	$1,000.00	$1,031.40	$6.20	1.21%	3.14%
	Hypothetical (1)	$1,000.00	$1,018.90	$6.18	1.21%	2.50%
Investment A	Actual	$1,000.00	$1,030.10	$7.47	1.46%	3.01%
	Hypothetical (1)	$1,000.00	$1,017.64	$7.45	1.46%	2.50%
Investment B	Actual	$1,000.00	$1,027.50	$10.02	1.96%	2.75%
	Hypothetical (1)	$1,000.00	$1,015.12	$10.00	1.96%	2.50%

Mortgage Securities Fund
Trust	Actual	$1,000.00	$1,033.10	$5.43	1.06%	3.31%
	Hypothetical (1)	$1,000.00	$1,019.66	$5.41	1.06%	2.50%
Investment A	Actual	$1,000.00	$1,031.60	$6.61	1.29%	3.16%
	Hypothetical (1)	$1,000.00	$1,018.50	$6.58	1.29%	2.50%
Investment B	Actual	$1,000.00	$1,029.00	$9.26	1.81%	2.90%
	Hypothetical (1)	$1,000.00	$1,015.88	$9.24	1.81%	2.50%

Ohio Tax-Free Fund
Trust	Actual	$1,000.00	$1,034.10	$5.90	1.15%	3.41%
	Hypothetical (1)	$1,000.00	$1,019.20	$5.87	1.15%	2.50%
Investment A	Actual	$1,000.00	$1,032.30	$7.17	1.40%	3.23%
	Hypothetical (1)	$1,000.00	$1,017.94	$7.15	1.40%	2.50%
Investment B	Actual	$1,000.00	$1,030.30	$9.72	1.90%	3.03%
	Hypothetical (1)	$1,000.00	$1,015.42	$9.70	1.90%	2.50%

Short/Intermediate Fixed Income Securities Fund
Trust	Actual	$1,000.00	$1,031.30	$5.27	1.03%	3.13%
	Hypothetical (1)	$1,000.00	$1,019.81	$5.26	1.03%	2.50%
Investment A	Actual	$1,000.00	$1,030.10	$6.55	1.28%	3.01%
	Hypothetical (1)	$1,000.00	$1,018.55	$6.53	1.28%	2.50%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2007 through December 31, 2007. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of the Huntington Funds and is the custodian of certain Funds. State Street Bank and Trust Company is also a custodian to one of the Funds and The Bank of New York is sub-custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Advisor to the Funds. Federated Services Company and Edgewood Services, Inc., the Sub-Administrator and Distributor of the Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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27057 (2/08)

[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412

Annual
Shareholder
Report

Equity Funds

Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2007

Huntington
VA Dividend Capture Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Kirk Mentzer, MBA, Director of Research
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	(6.13)%
3 Year	4.27%
5 Year	9.37%
Start of Performance (10/15/01)	7.89%

Expense Ratios
Gross	0.94%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from October 15, 2001 (inception) to December 31, 2007, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2007, the Huntington VA Dividend Capture Fund produced a total return of (6.13)%. This underperformed the total return of 5.49% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 and was in line with (7.42)% for the Dividend Capture Indices Blend (DCIB)2. The Fund is managed using our top-down style and portfolio construction techniques aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks lagged the overall market performance during the fiscal year. Here are the highlights from each of the Fund’s asset classes:

• Preferred Stocks--The Fund held core, stable holdings from high quality issuers and upgraded quality and call protection of its holdings during the reporting period. This asset class trailed common stocks as measured by the S&P 500 by 16.8% during the reporting period ended December 31, 2007. Tight credit conditions, leveraged investor selling, and tax selling all contributed to the Fund’s performance shortfall.

• Common Stocks--Investors showed a clear preference for larger companies, high quality and strong earnings growth. Sector performance favored two familiar themes: 1) commodities such as energy and materials; and 2) global trade beneficiaries in the industrial and technology sectors. As such, the Fund’s holdings of mid-cap value stocks lagged returns versus broad market gains.

• Real Estate Investment Trusts (REITs)--Real estate3 was the worst performing group for the fiscal year. As measured by the S&P REIT Index4, REITs produced a total return of (16.7)% for 2007 as the housing markets collapsed and financing became more difficult. As such, the Fund’s exposure to REITs negatively impacted the Fund’s performance.

For the reporting period ended December 31, 2007, the Fund’s performance was negatively impacted by the weak performance of income producing assets and value-style investing. Markets occasionally go through these cycles and they create buying opportunities.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citi Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Citi Value Index is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

4 The S&P REIT Index comprises the most actively traded real estate investment trusts and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Growth Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Martina Cheung, CFA, CMT, MBA
Vice President
Jenny Jiang, CPA
Assistant Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	14.70%
3 Year	7.57%
5 Year	8.81%
Start of Performance (5/01/01)	1.67%

Expense Ratios
Gross	0.93%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from May 1, 2001 (inception) to December 31, 2007, compared to the S&P 500 CGI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 CGI and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2007, the Huntington VA Growth Fund produced a total return of 14.70%. This outperformed the total return of 9.13% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark, and a total return of 5.49% for the Standard & Poor’s 500 Index (S&P 500)2 for the reporting period.

The Fund’s outperformance was mainly achieved by our disciplined approach of utilizing quantitative, qualitative and technical strategies in making stock selections. The Fund’s strategy of continued movement toward large capitalization, high-quality and strong earnings growth securities contributed to the Fund’s outperformance of its benchmark, as the market rotated into the large capitalization growth arena, particularly in the second half of the fiscal year.

The Fund continued to maintain a well-diversified portfolio across various industry sectors with 64 stocks at the fiscal year end.3 The Fund’s performance was aided by an overweight relative to the S&P 500 CGI in the industrials, materials and utilities sectors over most of the fiscal year. The Fund’s underweighting in two of the most depressed sectors, namely the consumer discretionary and financials sectors, also helped performance significantly by avoiding some of the negative impact from a consumer spending slowdown and credit crisis.

The positive contribution to the Fund’s performance from stock selection was broad-based. Among the top contributors to the Fund’s performance were Apple Computer Inc., McDonald’s Corp., Occidental Petroleum Corp., Nike Inc., Schlumberger Ltd. and Novo-Nordisk ADR.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 500 CGI is a capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Diversification does not assure a profit nor protect against loss.

Huntington
VA Income Equity Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA, MBA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	0.94%
3 Year	5.38%
5 Year	9.52%
Start of Performance (10/21/99)	5.29%

Expense Ratios
Gross	0.92%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from October 21, 1999 (inception) to December 31, 2007, compared to the S&P 500 CVI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 CVI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2007, the Huntington VA Income Equity Fund produced a total return of 0.94%. This compares to a total return of 1.99% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark, and 5.49% for the Standard & Poor’s 500 Index (S&P 500)2 for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and a value orientation. Also, the Fund focused its investments in stocks with higher financial quality, as measured by the Standard & Poor’s Earnings & Dividend Ranking.3 However, constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the financial sector, which was the sector that had the lowest return during the fiscal year. This combination of characteristics produced returns for the Fund that were slightly lower than the return of the S&P 500 CVI, and several percentage points behind the return of the S&P 500.

The sectors that contributed most positively to the performance of the Fund during the fiscal year were the energy sector, led by exploration and production companies, refiners and marketers, and integrated petroleum companies; the consumer staples sector, led by agricultural products and the brewers; the industrial sector, led by machinery and aerospace stocks; and the information technology sector, led by communications equipment and systems software companies. The two sectors that negatively impacted the Fund’s performance during the reporting period were the financial sector, with weakness in regional bank stocks and mortgage finance companies; and the consumer discretionary sector, led by the publishing and entertainment stocks.

The stocks that contributed most positively to the performance of the Fund during the fiscal year were Cummins Inc., driven by P/E multiple expansion; Nokia Corp., which posted sizable earnings gains; and Apache Corp. and Occidental Petroleum Corp., due to higher profits from natural gas and crude oil refining and marketing. The stocks that most negatively impacted Fund performance during the fiscal year were National City Corp., Citigroup Inc., Regions Financial Corp., Washington Mutual, Inc. and Wachovia Corp., all of which were negatively affected by the turmoil in the sub-prime lending and mortgage markets.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your investment company.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 500 CVI is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index in unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s Earnings and Dividend Rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks.

Huntington
VA International Equity Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA, MBA
Director of International Investments
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	13.78%
3 Year	18.13%
Start of Performance (5/03/04)	18.01%

Expense Ratios
Gross	1.06%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2007, compared to the MSCI EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2007, the Huntington VA International Equity Fund produced a total return of 13.78%. This outperformed the total return of 11.17% for the Morgan Stanley Capital International (MSCI) Europe, Far East and Australasia Index (MSCI-EAFE),1 the Fund’s benchmark index. The Fund’s outperformance of the MSCI-EAFE was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and the individual stocks in the portfolio.

The regional allocation of the Fund during its fiscal year favored Asia-Pacific markets, including Japan, Singapore, Malaysia, Australasia, Taiwan and India. This regional balance helped Fund performance versus the MSCI-EAFE, as Pacific markets, in general, rose more than European markets and the overall index. Globally, the worst performing market was Japan, which fell by 4.2% for the fiscal year. The Fund’s portfolio had nearly a full weighting in the Japanese market as compared to the MSCI-EAFE, but the individual holdings outperformed the index, which reduced the negative impact. European markets performed better than the MSCI-EAFE, but by a smaller margin, so the Fund’s underweight was beneficial.

The Fund’s performance was also helped by its overweighting in the industrial and consumer staples sectors during the fiscal year, as they did relatively well for the year. The Fund’s holdings in energy and materials stocks moved lower in the second half of the fiscal year, which was a negative factor, as those shares performed well over the year, however, some of the individual holdings performed quite well. Financial stocks were underweighted in the portfolio, and they significantly underperformed the overall MSCI-EAFE, which was a boost to relative performance. Health care and technology stocks were laggard sectors to the overall MSCI-EAFE. The Fund had a higher exposure to both groups, which was a drag to overall performance. In general, the Fund’s sector allocation had a positive impact on performance relative to the MSCI-EAFE gain for the year.

The U.S. dollar slipped by about 15% versus the euro during 2007, as well as over 7% versus the yen. The net effect was a 5.3% boost to the MSCI-EAFE return. The Fund’s stocks denominated in most currencies benefited from the dollar’s slide, although the actual earnings effects on most of the companies in the portfolio was much more muted.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

1 The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Huntington
VA Macro 100 Fund

Management’s Discussion of Fund Performance
Investment Advisor: Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	(2.79%)
3 Year	3.11%
Start of Performance (5/03/04)	5.58%

Expense Ratios
Gross	0.97%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2007, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2007, the Huntington VA Macro 100 Fund produced a total return of (2.79)%. This underperformed the total return of 5.49% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s underperformance versus the S&P 500 was in large part attributable to a significant underweight in the energy sector as well as underweightings in industrials and materials sectors over the course of the year. Second quarter performance was strong, but the fourth quarter reversed those gains and then some. The month of November was the most difficult month from a performance standpoint and was the worst month of the year for the markets in general.

Utilizing macroeconomic models in the investment process, the Fund is directly influenced by changes that affect the macro variables. The positioning of the macro factors used to select the securities for the Fund remained relatively consistent throughout most of the year. Overall the portfolio was positioned for a stable but weakened U.S. dollar, a healthy and growing U.S. economy and a moderately falling interest rate environment. The Fund changed its positions during the course of the year primarily through a shift from equal-weighted positions to capitalization-weighted positions as well as from those companies that benefited most from changing interest rate directions. This led to reduced allocations to financials and continued overweightings to technology stocks at the end of the year.

Given the Fund’s macroeconomic approach to the investment process, macro events in the markets directly affect Fund performance. The overall economic environment in 2007 was again volatile. The past five plus years have been consistently unusual in terms of the number and frequency of major events affecting economics and the financial markets such as: wars, contested elections, natural disasters, energy shocks, etc. During 2007, the U.S. experienced continued increasing oil and commodity prices (oil actually broke $100 a barrel at one point), which created short-run financial and economic shocks and an extension of the volatility in the markets from 2006. Added to this was a Federal Reserve that has been very slow to accommodate the credit crisis issues associated with the sub-prime, CDO (collateralized debt obligations) and housing problems. Last but not least the potential volatility of a very early election cycle typically puts a negative spin on investor confidence as the outlook for fiscal policies and their impact on the economy become closer to reality. These factors directly affected the positioning of the macro factors used to select the Fund’s holdings and contributed to the Fund’s underperformance versus the S&P 500 during the fiscal period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Mid Corp America Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	8.75%
3 Year	9.53%
5 Year	14.77%
Start of Performance (10/15/01)	11.18%

Expense Ratios
Gross	0.93%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from October 15, 2001 (inception) to December 31, 2007, compared to the S&P 400, the RMCI, and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2007, the Huntington VA Mid Corp America Fund produced a total return of 8.75%. In the same period, the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400)1 produced a total return of 7.98% and the Russell Midcap Index (RMCI)2 produced a total return of 5.60%, while the Lipper Mid Cap Core Average (LMCC)3 returned 5.90%.

The Fund maintained a disciplined approach of selecting high quality holdings and continued to utilize the sector strategy of Huntington Asset Advisors, Inc., which focuses on economic impact within equity markets. This sector weighting strategy contributed to the Fund’s outperformance of its benchmark index, and shifts in industry performance due to short-term market changes aided the Fund’s performance. This was especially evident in the technology sector, where software and semiconductor equipment industries created an upside event on performance. The correction that occurred in the financial and consumer discretionary sectors had a minor negative impact on Fund performance. Stock selection in the energy, industrials, healthcare, technology and utilities sectors combined with underweighting in the consumer discretionary sector aided Fund performance. The Fund found itself a beneficiary of the merger and acquisition activity during the fiscal year, enabling 15 of the Fund’s holdings to be an opportunity for increasing value. The Fund focused on the long-term sector and stock selection attributes that added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

4 Diversification does not assure a profit nor protect against loss.

Huntington
VA New Economy Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Randy Hare
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	12.50%
3 Year	12.00%
5 Year	17.03%
Start of Performance (10/15/01)	12.39%

Expense Ratios
Gross	0.96%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from October 15, 2001 (inception) to December 31, 2007, compared to the RUS3G, the S&P 400 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, S&P 500 and the RUS3G indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2007, the Huntington VA New Economy Fund produced a total return of 12.50%. The Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400)1 had a total return of 7.98%. The Russell 3000 Growth Index (RUS3G),2 had a total return of 11.40%, while the Standard & Poor’s 500 Index (S&P 500)3 had a total return of 5.49% for the fiscal year. The Fund outperformed its benchmark index through growth investing, targeting the high growth, productivity-enhancing segments of the economy.

The sector strategy of Huntington Asset Advisors, Inc. (HAA), emphasizing information technology, industrials and healthcare, combined with HAA’s research process built upon numerous quantitative metrics, contributed to the Fund’s strong performance. On the thematic level, the worldwide construction boom benefited many commodity and construction companies. The Fund’s performance was enhanced early in the fiscal year by investing in Southern Peru Copper Corp., Manitowoc, Inc. and Terex Corp. all benefiting from increased worldwide demand. As the year progressed, the Fund’s investment in the information technology and healthcare sectors also enhanced performance. Home entertainment hardware and software companies benefited from last year’s release of Nintendo’s Wii and Sony’s Playstation 3 video games. Investments in Respironics, Inc. and Stericycle, Inc. added to the Fund’s performance in the healthcare sector.

Stock selection in the consumer discretionary and financial sectors represented the largest drag on performance. The slowdown in the housing market resulted in a drag on financial stocks. In addition, tepid consumer spending weighed heavily on many of the Fund’s retail stock holdings. Despite the factors driving retail stocks, Gamestop Corp. proved to be a timely investment for the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid-cap range of the U.S. stock market. HAA has elected to change the Fund’s benchmark from the RUS3G to the S&P 400 because it is more representative of the securities typically held by the Fund. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

2 The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Rotating Markets Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	9.11%
3 Year	12.69%
5 Year	14.72%
Start of Performance (10/15/01)	9.55%

Expense Ratios
Gross	0.97%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from October 15, 2001 (inception) to December 31, 2007, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2007, the Huntington VA Rotating Markets Fund produced a total return of 9.11%. This outperformed the total return of 5.49% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1 The Fund outperformed its benchmark in the fiscal year primarily due to the Fund’s significant exposure to equity markets outside of the United States.2 Also contributing to its outperformance was the Fund’s domestic strategy of reducing exposure to U.S. small cap3 and mid cap stocks in favor of large cap stocks.

Throughout the fiscal year, the Fund was invested in the global segment of the stock market with an emphasis on the United States, Europe and Emerging Markets. Attractive valuations in Europe coupled with growing economies, rising interest rates, and strengthening currencies helped the Morgan Stanley Capital International (MSCI) Europe Index4 and the MSCI Europe, Far East and Australasia Index (MSCI-EAFE)5 return 19.55% and 11.17%, respectively in the fiscal year. Similarly, attractive valuations and very strong economic growth resulted in a return of 31.60% for the MSCI Emerging Markets Index6 for the same period.

The Fund shifted its emphasis in the United States from a mid cap and small cap bias to one favoring the large cap segment of the stock market. This helped performance as the Dow Jones Industrial Average7 and the Russell 1000 Growth Index (RUS1G)8 returned 8.9% and 11.81% respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging market securities may be significantly more volatile than the prices of securities in developed countries.

3 Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

4 The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 16 countries in the European region. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

5 The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

6 The MSCI Emerging Markets Index is an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

7 The Dow Jones Industrial Average (DJIA) is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top U.S. corporations, the DJIA’s index movements are leading economic indicators for the stock market as a whole.

8 The RUS1G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The RUS1G is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Situs Small Cap Fund

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	11.37%
3 Year	11.02%
Start of Performance (5/03/04)	14.42%

Expense Ratios
Gross	0.95%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Small Cap Fund from May 3, 2004 (inception) to December 31, 2007, compared to the S&P 600 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 500 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2007, the Huntington VA Situs Small Cap Fund produced a total return of 11.37%. The Fund experienced a very positive relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of (0.30)% for the same reporting period. The Fund also outperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a return of 5.49% for the reporting period.

We did note that larger cap growth issues emerged as one of the market leaders, replacing small caps as investment stalwarts. Nonetheless, the Fund continued to perform well with its approach of utilizing, among other things, strict quantitative analysis and selecting stocks of companies with geographical location advantages. These factors contributed to the Fund outperforming its benchmark for the fiscal year.

During the reporting period, we predicted a slower economic growth period for the coming year; therefore, the Fund made significant commitments to the health care, materials, energy and industrial industries sectors and trimmed exposure to financials, telecommunication, utilities and consumer market sectors toward the end of the reporting period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance option.

• The composition of the Fund’s holdings is subject to change.

1 The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Mortgage Securities Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
William G. Doughty, MBA, Vice President
Gustave J. Seasongood, CFA, MBA, Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2007
1 Year	3.93%
3 Year	3.67%
Start of Performance (5/03/04)	4.62%

Expense Ratios
Gross	1.15%
With Contractual Waivers	1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2007, compared to the LBMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2007. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the financial highlights. For the fiscal year ended 12/31/07, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2007, the Huntington VA Mortgage Securities Fund produced a total return of 3.93%. This compared to the total return of 6.89% for the Fund’s benchmark, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI)1 and the Lipper U.S. Mortgage Funds Average2 return of 4.74% for the same reporting period.

During the fiscal year, the Fund’s investment in Real Estate Investment Trusts (REITs)3 hurt the performance versus its benchmark index. As measured by the Standard & Poor’s REIT Index,4 REITs produced a total return of (16.7)% for the fiscal year and the Fund had a portfolio weighting in REITs of 9.0% at fiscal year-end, which negatively impacted performance. The Fund’s performance was also negatively affected by being short duration5 and by its exposure to the Collateralized Mortgage Obligation (CMO) market. We saw a widening of spreads in the mortgage market due to the sub-prime debacle and its related credit stress versus Treasuries during the fiscal year. Mortgages had a return of 6.89% for the fiscal year, as measured by the LBMBSI, compared to a return of 9.05% for Treasuries. These factors contributed to the underperformance of the Fund versus its benchmark index.

The Fund held all AAA rated mortgage securities6 and did not hold any sub-prime mortgages or CDO (Collateralized Debt Obligations) that proved toxic to many investors’ returns.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

• The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1 The LBMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

4 The Standard & Poor’s REIT Index is comprised of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

5 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter duration.

6 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risks.

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Common Stock (includes 8.4% Real Estate Investment Trusts)	48.6%
Preferred Stock (includes 2.0% Real Estate Investment Trusts)	38.8%
Other Investments (Collateral for Securities Lending)	7.7%
Exchange Traded Funds	3.2%
Cash[1]	1.7%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors or other asset categories, which do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 52.5%
	Consumer Discretionary -- 3.3%
11,500	CBS Corp., Class B	$ 313,375
8,500	Newell Rubbermaid, Inc.	219,980
7,500	Sherwin-Williams Co. (a)	435,300
5,500	Snap-On, Inc.	265,320
13,000	The Walt Disney Co.	419,640

		1,653,615

	Consumer Staples -- 4.5%
17,000	ConAgra Foods, Inc.	404,430
6,000	Reynolds American, Inc.	395,760
22,000	Supervalu, Inc.	825,440
13,000	The J.M. Smucker Co.	668,720

		2,294,350

	Energy -- 1.8%
1,500	Chevron Texaco Corp.	139,995
6,500	ConocoPhillips	573,950
3,000	ENI SPA	217,290

		931,235

	Financials -- 11.7%
21,000	American Capital Strategies Ltd.	692,160
10,500	Bank of America Corp.	433,230
16,250	Chubb Corp.	886,925
5,500	Citigroup, Inc.	161,920
10,000	Hartford Financial Services Group, Inc.	871,900
17,000	KeyCorp	398,650
11,500	Lincoln National Corp. (a)	669,530
6,000	Morgan Stanley	318,660
9,500	The Travelers Cos., Inc.	511,100
8,500	Wachovia Corp.	323,255
4,000	Washington Mutual, Inc. (a)	54,440
22,500	Wells Fargo & Co.	679,275
		6,001,045
	Health Care -- 5.3%
16,000	Eli Lilly & Co.	854,240
7,000	Merck & Co., Inc.	406,770
37,000	Pfizer, Inc.	841,010

	Health Care -- (continued)
13,500	Wyeth (a)	$ 596,565

		2,698,585

	Industrials -- 7.5%
3,000	Burlington Northern Santa Fe Corp.	249,690
11,500	Cooper Industries Ltd., Class A	608,120
7,500	CSX Corp.	329,850
4,500	Eaton Corp.	436,275
6,000	Lockheed Martin Corp.	631,560
4,000	Northrop Grumman Corp.	314,560
21,000	R.R. Donnelley & Sons Co.	792,540
8,000	Raytheon Co.	485,600

		3,848,195

	Materials -- 1.8%
2,500	Air Products & Chemical, Inc.	246,575
6,000	Du Pont (E.I.) de Nemours & Co.	264,540
21,000	RPM International, Inc.	426,300

		937,415

	Real Estate Investment Trusts -- 9.1%
9,000	Apartment Investment & Management Co.	312,570
13,500	Brandywine Realty Trust	242,055
13,000	Cedar Shopping Centers, Inc.	132,990
11,000	First Industrial Realty Trust, Inc. (a)	380,600
8,000	Highwoods Properties, Inc.	235,040
11,000	Hospitality Properties Trust	354,420
21,000	Host Hotels & Resorts, Inc.	357,840
13,000	Lexington Realty Trust (a)	189,020
4,000	Mack-Cali Realty Corp.	136,000
3,000	Mid-America Apartment Communities, Inc.	128,250
5,000	National Retail Properties, Inc.	116,900
14,000	One Liberty Properties, Inc.	257,180
10,000	ProLogis	633,800
9,500	Ramco-Gershenson Properties Trust	203,015
8,000	Realty Income Corp. (a)	216,160
COMMON STOCKS -- (continued)
	Real Estate Investment Trusts -- (continued)
3,500	Simon Property Group, Inc.	$ 304,010
15,000	Weingarten Realty Investors	471,600

		4,671,450

	Technology -- 2.3%
9,500	Accenture Ltd.	342,285
9,000	Hewlett-Packard Co.	454,320
3,500	International Business Machines Corp.	378,350

		1,174,955

	Telecommunications -- 2.7%
15,500	AT&T, Inc.	644,180
7,500	Embarq Corp.	371,475
8,500	Verizon Communications, Inc.	371,365

		1,387,020

	Utilities -- 2.5%
14,000	Consolidated Edison, Inc.	683,900
14,500	Duke Energy Corp.	292,465
14,000	Xcel Energy, Inc.	315,980

		1,292,345

	Total Common Stocks (Cost $27,547,246)	26,890,210

PREFERRED STOCKS -- 41.9%
	Consumer Discretionary -- 1.8%
39,000	Comcast Corp., 7.000% (a)	887,250

	Financials -- 33.5%
45,000	ABN Amro Capital Funding Trust V, 5.900%	819,000
34,400	ACE Ltd., Series C, 7.800%	822,160
22,000	American International Group, Inc., Series A-4, 6.450%	459,800
14,000	ASBC Capital I, 7.625%	336,000
25,000	BAC Capital Trust XII, 6.875%	565,000
12,000	Barclays Bank PLC, Series 2, 6.625%	260,640
28,000	Citigroup Capital Trust VIII, 6.950%	589,400
17,000	Countrywide Financial Capital IV, 6.750%	200,430
4,000	Fleet Capital Trust VIII, 7.200%	94,000
43,000	General Electric Capital Corp., 6.100%	1,026,840
3,000	General Electric Capital Corp., Series A, 6.450%	77,250
22,492	Goldman Sachs Group, Inc., Series B, 6.200%	514,842
33,000	HSBC Holdings PLC, Series A, 6.200% (a)	672,210
57,641	ING Groep NV, 6.125%	1,100,943
35,000	JPMorgan Chase & Co., Series X, 7.000% (a)	826,000
33,000	KeyCorp Capital VIII, 7.000%	663,300
23,000	Lehman Brothers Holdings, Inc., 6.500%	497,490
3,000	Lincoln National Capital VI, Series F, 6.750%	67,650
15,000	Merrill Lynch & Co. Capital Trust III, 7.000%	312,000

	Financials -- (continued)
33,000	Merrill Lynch & Co. Capital Trust V, 7.280%	$ 726,000
8,000	MetLife, Inc., Series B, 6.500%	174,720
38,000	Morgan Stanley Capital Trust, 6.600%	745,180
31,000	National City Capital Trust II, 6.625%	513,050
13,613	PLC Capital Trust, 7.250% (a)	299,486
31,486	Prudential PLC, 6.500%	635,387
35,300	RenaissanceRe Holdings Ltd., Series B, 7.300%	767,775
45,000	Royal Bank of Scotland Group PLC, Series N, 6.350%	877,500
27,000	SLM Corp., 6.000%	472,770
45,000	The Bank of New York, Inc. Capital V, 7.800%	934,200
10,000	Wells Fargo Capital Trust II, 7.000%	231,000
45,000	Wells Fargo Capital Trust VIII, 5.850%	907,650

		17,189,673

	Real Estate Investment Trusts -- 2.2%
7,000	ProLogis Trust, Series F, 6.750%	148,680
52,000	Public Storage, Inc., Series F, 6.450%	980,200

		1,128,880

	Telecommunications -- 0.9%
20,000	AT&T, Inc., 6.3750%	482,400

		482,400

	Utilities -- 3.5%
50,490	BGE Capital Trust II, 6.200%	1,067,864
31,000	FPL Group Capital, Inc., Series A, 6.600%	744,000

		1,811,864

	Total Preferred Stocks (Cost $25,560,912)	21,500,067

MUTUAL FUNDS -- 3.5%
	Exchange Traded Funds -- 3.5%
21,000	AMEX Technology SPDR	557,550
8,500	S&P Depositary Receipt	1,243,125

	Total Mutual Funds (Cost $1,334,210)	1,800,675

CASH EQUIVALENTS -- 1.8%
917,785	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	917,785

	Total Cash Equivalents (Cost $917,785)	917,785

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 8.3%
	Pool of various securities for the Huntington Funds	4,239,179

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $4,239,179)	4,239,179

	Total Investments (Cost $59,599,332) -- 108.0%	55,347,916
	Liabilities in Excess of Other Assets -- (8.0)%	(4,105,003)

	Net Assets -- 100.0%	$ 51,242,913

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Technology	18.6%
Energy	13.5%
Health Care	13.3%
Consumer Staples	10.9%
Other Investments (Collateral for Securities Lending)	10.6%
Industrials	10.0%
Financials	5.3%
Materials	5.1%
Consumer Discretionary	4.7%
Utilities	3.6%
Cash[1]	3.1%
Telecommunications	1.3%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 96.5%
	Consumer Discretionary -- 5.3%
8,900	Johnson Controls, Inc.	$ 320,756
7,940	McDonald’s Corp.	467,746
6,800	Nike, Inc., Class B	436,832

		1,225,334

	Consumer Staples -- 12.2%
4,250	British American Tobacco PLC ADR	333,880
2,200	Bunge Ltd.	256,102
8,855	Colgate-Palmolive Co.	690,336
2,340	CVS Corp.	93,015
11,090	Kroger Co.	296,214
6,100	Molson Coors Brewing Co., Class B	314,882
5,300	PepsiCo, Inc.	402,270
6,055	Procter & Gamble Co.	444,558

		2,831,257

	Energy -- 15.1%
6,500	Anadarko Petroleum Corp.	426,985
2,000	China Petroleum & Chemical Corp. ADR	296,400
3,550	Devon Energy Corp.	315,631
7,690	Exxon Mobil Corp. (a)	720,476
3,100	Hess Corp.	312,666
5,600	National Oilwell Varco, Inc.*	411,376
9,490	Occidental Petroleum Corp.	730,635
1,950	Transocean, Inc.*	279,195

		3,493,364

	Financials -- 5.9%
1	Berkshire Hathaway, Inc., Class A*	141,600
1,900	BlackRock, Inc.	411,920

	Financials -- (continued)
2,500	MetLife, Inc.	$ 154,050
8,100	NASDAQ Stock Market, Inc.*	400,869
2,745	Prudential Financial, Inc.	255,395

		1,363,834

	Health Care -- 14.8%
4,725	Abbott Laboratories	265,309
2,240	Alcon, Inc. (a)	320,409
7,855	Baxter International, Inc.	455,983
11,400	Bristol-Myers Squibb Co. (a)	302,328
9,000	Gilead Sciences, Inc.*	414,090
3,800	Merck & Co., Inc.	220,818
11,200	Novo-Nordisk A/S	726,432
8,460	Schering-Plough Corp.	225,374
3,465	Stryker Corp.	258,905
4,375	Thermo Fisher Scientific, Inc.* (a)	252,350

		3,441,998

	Industrials -- 11.2%
4,300	Emerson Electric Co.	243,638
9,500	General Electric Co.	352,165
9,098	Illinois Tool Works, Inc. (a)	487,107
3,175	Lockheed Martin Corp.	334,200
6,650	Manitowoc Co.	324,720
2,100	Precision Castparts Corp.	291,270
2,000	Union Pacific Corp.	251,240
3,600	W.W. Grainger, Inc.	315,072

		2,599,412

	Materials -- 5.7%
2,300	ArcelorMittal, Class A (a)	177,905
2,210	BASF AG ADR	327,185
COMMON STOCKS -- (continued)
	Materials -- (continued)
3,100	Monsanto Co.	$ 346,239
1,182	Freeport-McMoran Copper & Gold, Inc., Class B	121,084
3,850	Praxair, Inc.	341,533

		1,313,946

	Technology -- 20.8%
4,260	Amphenol Corp., Class A	197,536
2,775	Apple Computer, Inc.*	549,672
3,773	ASML Holding NV*	118,057
12,300	Cisco Systems, Inc.*	332,961
14,300	Corning, Inc.	343,057
9,000	EMC Corp.*	166,770
380	Google, Inc., Class A*	262,762
3,800	Harris Corp. (a)	238,184
14,712	Hewlett-Packard Co.	742,662
2,675	International Business Machines Corp.	289,168
4,035	MEMC Electronic Materials, Inc.*	357,057
16,220	Microsoft Corp.	577,432
28,600	Oracle Corp.*	645,788

		4,821,106

	Telecommunications -- 1.5%
9,500	Vodafone Group PLC ADR	354,540

		354,540

	Utilities -- 4.0%
3,715	FirstEnergy Corp.	$ 268,743
4,775	FPL Group, Inc.	323,124
7,590	NRG Energy, Inc.*	328,951

		920,818

	Total Common Stocks (Cost $18,196,928)	22,365,609

CASH EQUIVALENTS -- 3.5%
820,810	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	820,810

	Total Cash Equivalents (Cost $820,810)	820,810

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 11.8%
	Pool of various securities for the Huntington Funds	2,726,547

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,726,547)	2,726,547

	Total Investments (Cost $21,744,285) -- 111.8%	25,912,966
	Liabilities in Excess of Other Assets -- (11.8)%	(2,740,592)

	Net Assets -- 100.0%	$ 23,172,374

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Financials	16.9%
Technology	13.8%
Other Investments (Collateral for Securities Lending)	13.1%
Industrials	9.1%
Energy	8.6%
Health Care	8.2%
Consumer Discretionary	7.6%
Consumer Staples	5.9%
Telecommunications	5.0%
Materials	4.1%
Utilities	3.3%
Cash[1]	2.7%
Real Estate Investment Trusts	1.7%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 96.9%
	Consumer Discretionary -- 8.7%
32,700	CBS Corp., Class B	$ 891,075
6,200	Cummins, Inc.	789,694
17,900	D. R. Horton, Inc.	235,743
9,700	Genuine Parts Co.	449,110
14,100	Lennar Corp. (a)	252,249
32,700	Time Warner, Inc. (a)	539,877

		3,157,748

	Consumer Staples -- 6.8%
24,600	Archer-Daniels-Midland Co.	1,142,178
6,800	General Mills, Inc.	387,600
18,100	Molson Coors Brewing Co., Class B	934,322

		2,464,100

	Energy -- 9.9%
5,100	Apache Corp.	548,454
5,600	Chevron Texaco Corp.	522,648
7,000	ConocoPhillips	618,100
3,100	Devon Energy Corp.	275,621
3,700	Marathon Oil Corp.	225,182
7,900	Occidental Petroleum Corp.	608,221
8,900	Progress Energy, Inc.	431,027
5,300	Valero Energy Corp.	371,159

		3,600,412

	Financials -- 19.6%
8,400	AMBAC Financial Group, Inc. (a)	216,468
14,300	Bank of America Corp.	590,018
22,000	BB&T Corp. (a)	674,740

	Financials -- (continued)
15,800	Citigroup, Inc.	$ 465,152
19,800	JPMorgan Chase & Co.	864,270
11,900	Lehman Brothers Holdings, Inc. (a)	778,736
12,500	Lincoln National Corp.	727,750
10,500	MBIA, Inc. (a)	195,615
17,400	National City Corp.	286,404
26,900	Regions Financial Corp. (a)	636,185
15,800	U.S. Bancorp (a)	501,492
8,900	Unitrin, Inc.	427,111
20,500	Wachovia Corp.	779,615

		7,143,556

	Health Care -- 9.4%
17,400	Johnson & Johnson	1,160,580
8,600	Merck & Co., Inc.	499,746
14,900	Pfizer, Inc.	338,677
12,000	Sanofi-Aventis ADR (a)	546,360
19,700	Wyeth (a)	870,543

		3,415,906

	Industrials -- 10.5%
7,000	Eaton Corp.	678,650
13,700	General Electric Co.	507,859
14,700	Ingersoll Rand Co.	683,109
6,900	L-3 Communications Corp.	730,986
12,900	Parker Hannifin Corp.	971,499
6,200	R.R. Donnelley & Sons Co.	233,988

		3,806,091

COMMON STOCKS -- (continued)
	Materials -- 4.7%
12,000	Du Pont (E.I.) de Nemours & Co.	$ 529,080
7,200	PPG Industries, Inc.	505,656
17,400	The Dow Chemical Co.	685,908

		1,720,644

	Real Estate Investment Trusts -- 1.9%
8,700	Hospitality Properties Trust	280,314
11,700	Mack-Cali Realty Corp.	397,800

		678,114

	Technology -- 15.9%
11,100	Automatic Data Processing, Inc.	494,283
21,800	Cisco Systems, Inc.*	590,126
11,400	Hewlett-Packard Co.	575,472
5,900	International Business Machines Corp. (a)	637,790
25,900	Nokia Corp.	994,301
30,600	Oracle Corp.*	690,948
20,400	Texas Instruments, Inc. (a)	681,360
14,500	United Technologies Corp.	1,109,830

		5,774,110

	Telecommunications -- 5.7%
11,600	AT&T, Inc.	482,096
14,000	BT Group PLC ADR	754,880
38,600	Deutsche Telecom AG ADR	836,462

		2,073,438

	Utilities -- 3.8%
8,600	Consolidated Edison, Inc.	$ 420,110
4,400	DTE Energy Co.	193,424
18,100	Duke Energy Corp.	365,077
22,800	TECO Energy, Inc. (a)	392,388

		1,370,999

	Total Common Stocks (Cost $31,074,014)	35,205,118

CASH EQUIVALENTS -- 3.1%
1,142,302	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	1,142,302

	Total Cash Equivalents (Cost $1,142,302)	1,142,302

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 15.1%
	Pool of various securities for the Huntington Funds	5,483,891

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $5,483,891)	5,483,891

	Total Investments (Cost $37,700,207) -- 115.1%	41,831,311
	Liabilities in Excess of Other Assets -- (15.1)%	(5,499,374)

	Net Assets -- 100.0%	$ 36,331,937

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

United Kingdom	20.8%
Japan	20.0%
France	11.7%
Netherlands	7.1%
Switzerland	6.3%
Germany	4.6%
Singapore	4.3%
Spain	4.3%
Sweden	3.0%
Norway	2.7%
Ireland	2.5%
Netherlands Antilles	2.1%
Finland	2.1%
Italy	1.8%
Malaysia	1.6%
Canada	1.3%
India	1.3%
Mexico	1.1%
Hong Kong	1.0%
Taiwan	0.4%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 86.7%
	Canada -- 1.2%
	Energy -- 1.2%
2,470	EnCana Corp.	$ 167,861

	Finland -- 1.9%
	Technology -- 1.9%
7,000	Nokia Oyl	268,730

	France -- 10.7%
	Consumer Discretionary -- 2.0%
6,200	Vivendi	284,422

	Consumer Staples -- 2.9%
2,800	Groupe DANONE	251,331
9,280	Groupe DANONE ADR	166,613

		417,944

	Energy -- 1.7%
2,900	Total SA ADR	239,540

	Financials -- 2.1%
7,809	AXA ADR	310,095

	Utilities -- 2.0%
4,320	Suez SA ADR	294,139

		1,546,140

	Germany -- 4.2%
	Technology -- 2.3%
6,350	SAP AG ADR	324,167

	Germany -- (continued)
	Utilities -- 1.9%
3,900	E.ON AG ADR	$ 273,975

		598,142

	Ireland -- 2.3%
	Financials -- 2.3%
4,235	Allied Irish Banks PLC	194,556
8,500	Anglo Irish Bank Corp. PLC	136,936

		331,492

	Italy -- 1.6%
	Industrials -- 1.6%
7,100	Finmeccanica SPA	228,038

	Japan -- 17.8%
	Consumer Discretionary -- 5.8%
7,010	Honda Motor Co. Ltd. ADR	232,312
4,890	Matsushita Electric Industrial Co. ADR	99,952
400	Nintendo Co. Ltd.	239,570
14,575	Sharp Corp. ADR	262,236

		834,070

	Consumer Staples -- 2.6%
13,800	Ajinomoto Co., Inc.	157,026
3,300	Unicharm Corp.	208,872

		365,898

COMMON STOCKS -- (continued)
	Japan -- (continued)
	Financials -- 1.5%
22,758	Mitsubishi UFJ Financial Group, Inc. ADR	$ 212,332

	Health Care -- 1.4%
4,800	Eisai Co. Ltd.	189,078
450	Eisai Co. Ltd. ADR	17,724

		206,802

	Industrials -- 4.9%
2,400	FANUC Ltd.	233,769
3,000	KOMATSU Ltd.	81,647
1,225	KOMATSU Ltd. ADR	133,339
2,385	Secom Ltd. ADR	260,885

		709,640

	Technology -- 1.6%
5,051	Canon, Inc. ADR	231,487

		2,560,229

	Mexico -- 1.0%
	Materials -- 1.0%
5,463	Cemex S.A.B. de C.V. ADR	141,219

	Netherlands -- 6.5%
	Consumer Discretionary -- 2.4%
8,125	Koninklijke (Royal) Phillips Electronics NV	347,344

	Financials -- 2.2%
8,108	ING Groep NV ADR	315,482

	Industrials -- 1.9%
6,645	TNT NV ADR	274,458

		937,284

	Netherlands Antilles -- 1.9%
	Energy -- 1.9%
2,780	Schlumberger Ltd.	273,469

	Norway -- 2.5%
	Telecommunications -- 2.5%
15,332	Telenor ASA	366,500

	Singapore -- 3.9%
	Industrials -- 1.6%
26,000	Keppel Corp. Ltd.	234,885

	Telecommunications -- 2.3%
12,005	Singapore Telecommunications ADR	333,600

		568,485

	Spain -- 3.9%
	Financials -- 1.7%
9,750	Banco Bilbao Vizcaya Argentaria SA ADR	236,437

	Telecommunications -- 2.2%
3,274	Telefonica SA ADR	319,510

		555,947

	Sweden -- 2.7%
	Financials -- 1.4%
6,800	Swedbank AB, Class A	192,590

	Sweden -- (continued)
	Industrials -- 1.3%
11,000	Sandvik AB	$ 189,394

		381,984

	Switzerland -- 5.7%
	Health Care -- 3.2%
6,090	Novartis AG ADR	330,748
750	Roche Holding AG	129,605

		460,353

	Materials -- 2.5%
7,130	Syngenta AG ADR	361,206

		821,559

	United Kingdom -- 18.9%
	Consumer Discretionary -- 1.8%
17,650	Pearson PLC ADR	255,572

	Consumer Staples -- 5.2%
4,518	Cadbury Schweppes PLC ADR	223,054
23,000	Tate & Lyle PLC	203,718
11,074	Tesco PLC ADR	315,614

		742,386

	Energy -- 2.1%
2,650	BG Group PLC ADR	303,318

	Financials -- 2.2%
8,500	Standard Chartered PLC	311,976

	Health Care -- 1.1%
3,245	GlaxoSmithKline PLC ADR	163,516

	Industrials -- 2.1%
27,600	Rolls-Royce Group PLC	299,946

	Materials -- 2.5%
865	Rio Tinto PLC ADR	363,214

	Utility -- 1.9%
8,525	Scottish & Southern Energy ADR	277,967

		2,717,895

	Total Common Stocks (Cost $10,465,628)	12,464,974

MUTUAL FUNDS -- 4.4%
	Exchange Traded Funds -- 4.4%
6,000	iShares MSCI Hong Kong Index Fund	132,000
3,013	Morgan Stanley India Fund	165,384
4,500	iShares MSCI Japan Index Fund	59,535
16,600	iShares MSCI Malaysia Index Fund	210,322
4,000	iShares MSCI Taiwan Index Fund	60,240

	Total Mutual Funds (Cost $503,501)	627,481

	Total Investments (Cost $10,969,129) -- 91.1%	13,092,455
	Other Assets in Excess of Liabilities -- 8.9%	1,284,774

	Net Assets -- 100.0%	$ 14,377,229

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Technology	38.4%
Other Investments (Collateral for Securities Lending)	18.6%
Consumer Discretionary	13.9%
Financials	11.7%
Consumer Staples	5.4%
Telecommunications	5.0%
Cash[1]	3.4%
Industrials	1.4%
Health Care	0.9%
Materials	0.8%
Utilities	0.5%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 95.9%
	Consumer Discretionary -- 17.1%
1,400	Amazon.com, Inc.*	$ 129,696
1,900	Carnival Corp.	84,531
3,000	CBS Corp., Class B	81,750
2,100	Clear Channel Communications, Inc.	72,492
4,600	eBay, Inc.* (a)	152,674
800	Expedia, Inc.* (a)	25,296
600	Family Dollar Stores, Inc.	11,538
2,100	Gap, Inc.	44,688
800	Genuine Parts Co.	37,040
400	Harman International Industries, Inc. (a)	29,484
8,100	Home Depot, Inc.	218,214
1,000	IAC/InterActiveCorp* (a)	26,920
2,000	Interpublic Group of Cos., Inc.* (a)	16,220
500	Jones Apparel Group, Inc.	7,995
1,400	Kohl’s Corp.* (a)	64,120
6,000	Lowe’s Cos., Inc.	135,720
690	RadioShack Corp.	11,633
3,100	Southwest Airlines Co.	37,820
690	The New York Times Co., Class A	12,096
9,900	Wal-Mart Stores, Inc.	470,547

		1,670,474

	Consumer Staples -- 6.6%
1,900	Avon Products, Inc.	75,107
8,000	Coca-Cola Co. (a)	490,960
1,200	Coca-Cola Enterprises, Inc.	31,236
2,900	Sara Lee Corp.	46,574

		643,877

	Financials -- 14.4%
1,100	Ameriprise Financial, Inc. (a)	$ 60,621
1,800	Capital One Financial Corp.	85,068
4,000	Charles Schwab Corp.	102,200
700	Comerica, Inc. (a)	30,471
2,150	Discover Financial Services	32,422
3,900	Federal National Mortgage Association	155,922
2,300	Fifth Third Bancorp	57,799
500	First Horizon National Corp. (a)	9,075
2,700	Federal Home Loan Mortgage Corp.	91,989
1,700	Goldman Sachs Group, Inc.	365,585
2,200	Marsh & McLennan Cos., Inc.	58,234
400	MGIC Investment Corp. (a)	8,972
4,200	Morgan Stanley	223,062
1,200	NYSE Euronext	105,324
1,500	Sovereign Bancorp, Inc.	17,100

		1,403,844

	Health Care -- 1.1%
4,700	Boston Scientific Corp.*	54,661
500	PerkinElmer, Inc.	13,010
1,900	Tenet Healthcare Corp.*	9,652
400	Waters Corp.*	31,628

		108,951

	Industrials -- 1.7%
7,600	Ford Motor Co.*	51,148
2,300	General Motors Corp.	57,247
1,900	International Paper Co.	61,522

		169,917

COMMON STOCKS -- (continued)
	Materials -- 1.0%
5,600	Applied Materials, Inc.	$ 99,456

	Technology -- 47.3%
2,300	Adobe Systems, Inc.*	98,279
2,200	Advanced Micro Devices, Inc.*	16,500
400	Affiliated Computer Services, Inc.*	18,040
1,600	Altera Corp.	30,912
1,500	Analog Devices, Inc.	47,550
1,000	Autodesk, Inc.*	49,760
1,000	BMC Software, Inc.*	35,640
1,800	CA, Inc.	44,910
500	Ciena Corp.* (a)	17,055
17,500	Cisco Systems, Inc.*	473,725
1,500	Compuware Corp.*	13,320
9,200	Dell, Inc.* (a)	225,492
8,400	EMC Corp.*	155,652
22,400	Intel Corp.	597,184
4,800	International Business Machines Corp. (a)	518,880
1,500	Intuit, Inc.*	47,415
800	Jabil Circuit, Inc.	12,216
1,000	JDS Uniphase Corp.*	13,300
986	KLA-Tencor Corp.	47,486
500	Lexmark International, Inc.*	17,430
1,378	Linear Technology Corp. (a)	43,862
3,200	LSI Corp.* (a)	16,992
1,476	Maxim Integrated Products, Inc.	39,084
3,100	Micron Technology, Inc.*	22,475
16,300	Microsoft Corp.	580,280
590	Molex, Inc.	16,107
9,600	Motorola, Inc.	153,984
1,500	Novell, Inc.*	10,305
590	Novellus Systems, Inc.*	16,266
2,150	NVIDIA Corp.* (a)	73,143
16,100	Oracle Corp.*	363,538
1,000	PMC-Sierra, Inc.*	6,540
788	QLogic Corp.*	11,190

	Technology -- (continued)
6,700	QUALCOMM, Inc.	$ 263,645
2,200	Sanmina Corp.*	4,004
3,575	Sun Microsystems, Inc.*	64,815
3,800	Symantec Corp.*	61,332
886	Teradyne, Inc.*	9,161
5,800	Texas Instruments, Inc. (a)	193,720
1,600	Unisys Corp.*	7,568
1,100	VeriSign, Inc.*	41,371
1,500	Xilinx, Inc.	32,805
4,900	Yahoo!, Inc.*	113,974

		4,626,907

	Telecommunications -- 6.1%
600	ADC Telecommunications, Inc.* (a)	9,330
12,400	Comcast Corp., Class A*	226,424
2,300	Juniper Networks, Inc.* (a)	76,360
11,600	Sprint Corp. (a)	152,308
1,800	Tellabs, Inc.*	11,772
2,700	Viacom, Inc., Class B*	118,584

		594,778

	Utilities -- 0.6%
700	DTE Energy Co.	30,772
1,700	Dynegy, Inc., Class A*	12,138
884	TECO Energy, Inc. (a)	15,214
		58,124

	Total Common Stocks (Cost $9,917,787)	9,376,328

CASH EQUIVALENTS -- 4.2%
404,444	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	404,444

	Total Cash Equivalents (Cost $404,444)	404,444

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 22.8%
	Pool of various securities for the Huntington Funds	2,225,721

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,225,721)	2,225,721

	Total Investments (Cost $12,547,952) -- 122.9%	12,006,493
	Liabilities in Excess of Other Assets -- (22.9)%	(2,233,557)

	Net Assets -- 100.0%	$ 9,772,936

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Industrials	14.0%
Technology	11.8%
Other Investments (Collateral for Securities Lending)	11.1%
Health Care	11.0%
Energy	10.8%
Cash[1]	9.4%
Materials	8.1%
Financials	7.1%
Consumer Discretionary	6.0%
Utilities	4.2%
Exchange Traded Funds	3.5%
Consumer Staples	2.0%
Telecommunications	1.0%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 85.8%
	Consumer Discretionary -- 6.8%
3,600	Abercrombie & Fitch Co., Class A	$ 287,892
4,350	AnnTaylor Stores Corp.*	111,186
3,800	BorgWarner, Inc.	183,958
2,000	Brunswick Corp.	34,100
2,600	Cummins Engine, Inc.	331,162
3,810	Fidelity National Title Group, Inc., Class A	55,664
2,000	Hanover Insurance Group, Inc.	91,600
4,200	Liz Claiborne, Inc.	85,470
5,558	Nordstrom, Inc. (a)	204,145
700	Polo Ralph Lauren Corp. (a)	43,253
3,000	Republic Services, Inc., Class A	94,050
4,482	Royal Caribbean Cruises Ltd. (a)	190,216
3,300	Sonic Automotive, Inc.	63,888
1,493	The Stanley Works	72,381
1,400	UniFirst Corp.	53,200
1,030	Whirlpool Corp. (a)	84,079
1,000	Wolverine World Wide, Inc.	24,520
3,400	Zales Corp.* (a)	54,604

		2,065,368

	Consumer Staples -- 2.3%
5,830	Church & Dwight Co., Inc.	315,228
2,600	Constellation Brands, Inc.*	61,464

	Consumer Staples -- (continued)
2,911	Ralcorp Holdings, Inc.*	$ 176,960
2,200	Smithfield Foods, Inc.*	63,624
1,934	Supervalu, Inc.	72,564

		689,840

	Energy -- 12.2%
900	Baker Hughes, Inc.	72,990
13,058	Chesapeake Energy Corp. (a)	511,873
6,114	Devon Energy Corp.	543,596
1,400	Forest Oil Corp.*	71,176
4,400	Helmerich & Payne, Inc.	176,308
1,133	Mariner Energy, Inc.*	25,923
3,800	Murphy Oil Corp.	322,392
4,400	National Fuel Gas Co.	205,392
10,084	Noble Energy, Inc.	801,880
1,300	Smith International, Inc.	96,005
11,700	Spectra Energy Corp.	302,094
1,743	Unit Corp.*	80,614
7,214	Weatherford International, Inc.*	494,880

		3,705,123

	Financials -- 8.0%
4,350	Allied Capital Corp. (a)	93,525
2,100	AMBAC Financial Group, Inc. (a)	54,117
1,400	AMCORE Financial, Inc.	31,780
3,084	AmeriCredit Corp.* (a)	39,444
2,500	BancorpSouth, Inc.	59,025
COMMON STOCKS -- (continued)
	Financials -- (continued)
2,266	BOK Financial Corp.	$ 117,152
1,900	Cincinnati Financial Corp.	75,126
600	CIT Group, Inc.	14,418
4,259	City National Corp.	253,623
2,900	First American Financial Corp.	98,948
2,000	FirstMerit Corp.	40,020
1,121	Fulton Financial Corp.	12,578
5,100	Genworth Financial, Inc.	129,795
2,767	Legg Mason, Inc. (a)	202,406
1,700	M&T Bank Corp.	138,669
2,630	Nationwide Financial Services, Inc.	118,376
7,436	Old Republic International Corp.	114,589
4,723	Protective Life Corp.	193,738
1,400	T.Rowe Price Group, Inc. (a)	85,232
2,964	TCF Financial Corp.	53,145
1,937	The Bear Stearns Cos., Inc. (a)	170,940
4,127	Torchmark Corp.	249,807
2,500	Wilmington Trust Corp.	88,000

		2,434,453

	Health Care -- 12.4%
2,600	Aetna, Inc.	150,098
7,700	AmerisourceBergen Corp.	345,499
3,885	Barr Laboratories, Inc.*	206,294
1,186	Cephalon, Inc.*	85,107
5,900	Coventry Health Care, Inc.*	349,575
800	Dentsply International, Inc.	36,016
4,278	Invitrogen Corp.*	399,608
3,533	Lincare Holdings, Inc.*	124,220
13,900	Mylan Laboratories, Inc. (a)	195,434
7,000	Omnicare, Inc.	159,670
2,620	Owens & Minor, Inc.	111,167
9,000	Pediatrix Medical Group, Inc.*	613,350
641	PharMerica Corp.*	8,897
2,800	Quest Diagnostics, Inc.	148,120
11,713	Thermo Fisher Scientific, Inc.* (a)	675,606
3,600	Wellcare Group, Inc.*	152,676

		3,761,337

	Industrials -- 15.8%
1,875	Alliant Techsystems, Inc.*	213,300
7,312	Cooper Industries Ltd., Class A	386,659
4,800	Eastman Chemical Co.	293,232
4,100	Elbit Systems Ltd.	244,319
1,300	G&K Services, Inc., Class A	48,776
8,038	Kennametal, Inc.	304,319
5,959	L-3 Communications Corp.	631,296
3,100	Mohawk Industries, Inc.* (a)	230,640
2,600	Oshkosh Truck Corp.	122,876
6,179	Pall Corp.	249,137
3,504	Parker Hannifin Corp.	263,886
3,700	Precision Castparts Corp.	513,190
1,000	R.R. Donnelley & Sons Co.	37,740

	Industrials -- (continued)
300	Rockwell International Corp.	$ 20,688
3,400	Ryder System, Inc.	159,834
2,800	Stericycle, Inc.*	166,320
3,421	Teleflex, Inc.	215,557
3,200	Textron, Inc.	228,160
5,500	Thomas & Betts Corp.*	269,720
8,800	Wyndham Worldwide Corp.	207,328

		4,806,977

	Materials -- 9.1%
6,600	Albemarle Corp.	272,250
8,600	AptarGroup, Inc.	351,826
600	Ball Corp.	27,000
3,000	Bemis Co.	82,140
2,000	Cymer, Inc.*	77,860
5,400	Cytec Industries, Inc.	332,532
3,093	Eagle Materials, Inc.	109,740
10,000	FMC Corp.	545,500
3,360	Lubrizol Corp.	181,977
1,100	Minerals Technologies, Inc.	73,645
2,300	Pactiv Corp.*	61,249
3,600	Quanex Corp.	186,840
3,800	RPM International, Inc.	77,140
800	Schnitzer Steel Industries, Inc.	55,304
700	Texas Industries, Inc.	49,070
1,400	The Scotts Co.	52,388
8,000	Trimble Navigation Ltd.*	241,920

		2,778,381

	Real Estate Investment Trusts -- 0.0%
550	Host Hotels & Resorts, Inc.	9,372

	Technology -- 13.3%
18,354	Activision, Inc.*	545,114
1,900	Amdocs Ltd.*	65,493
8,700	Arris Group, Inc.* (a)	86,826
2,600	Avocent Corp.*	60,606
1,425	Benchmark Electronics, Inc.*	25,265
5,400	Broadcom Corp., Class A*	141,156
1,900	Electronic Arts, Inc.*	110,979
3,475	Fidelity National Information Services, Inc.	144,525
600	Fiserv, Inc.*	33,294
1,952	FLIR Systems, Inc.*	61,098
5,410	Forrester Research, Inc.*	151,588
400	Genzyme Corp.*	29,776
5,100	Harris Corp. (a)	319,668
3,778	Imation Corp.	79,338
6,400	Integrated Device Technology, Inc.*	72,384
2,792	International Rectifier Corp.* (a)	94,844
2,500	Intersil Corp., Class A	61,200
1,400	Intuit, Inc.*	44,254
3,200	JDA Software Group, Inc.*	65,472
2,900	KLA-Tencor Corp.	139,664
4,400	Lam Research Corp.*	190,212
COMMON STOCKS -- (continued)
	Technology -- (continued)
2,000	MEMC Electronic Materials, Inc.*	$ 176,980
600	Microchip Technology, Inc.	18,852
1,600	Molex, Inc.	43,680
4,948	NCR Corp.*	124,195
4,200	NVIDIA Corp.* (a)	142,884
15,000	ON Semiconductor Corp.*	133,200
2,140	Progress Software Corp.*	72,075
6,600	SanDisk Corp.*	218,922
3,800	Sybase, Inc.*	99,142
4,948	Teradata Corp.*	135,625
5,850	THQ, Inc.*	164,912
4,762	Varian Semiconductor Equipment Associates, Inc.*	176,194

		4,029,417

	Telecommunications -- 1.1%
1,407	CenturyTel, Inc.	58,334
2,800	Embarq Corp.	138,684
14,000	Sycamore Networks, Inc.*	53,760
2,000	Telus Corp.	96,520

		347,298

	Utilities -- 4.8%
2,200	AGL Resources, Inc.	82,808
1,796	Allete, Inc.	71,086
2,300	Atmos Energy Corp.	64,492
1,700	Constellation Energy Group, Inc.	174,301
3,691	Energy East Corp.	100,432
9,481	MDU Resources Group, Inc.	261,770
1,200	New Jersey Resources Corp.	60,024
12,128	Questar Corp.	656,125

		1,471,038

	Total Common Stocks (Cost $17,859,555)	26,098,604

MUTUAL FUNDS -- 3.9%
	Exchange Traded Funds -- 3.9%
7,200	iShares S&P Midcap 400	$ 611,424
3,652	MidCap SPDR Trust Series 1 Index Fund	565,914

	Total Mutual Funds (Cost $688,325)	1,177,338

CASH EQUIVALENTS -- 10.6%
3,217,231	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	3,217,231

	Total Cash Equivalents (Cost $3,217,231)	3,217,231

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 12.7%
	Pool of various securities for the Huntington Funds	3,872,925

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $3,872,925)	3,872,925

	Total Investments (Cost $25,638,036) -- 113.0%	34,366,098
	Liabilities in Excess of Other Assets -- (13.0)%	(3,973,701)

	Net Assets -- 100.0%	$ 30,392,397

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Technology	28.7%
Cash[1]	11.0%
Health Care	10.7%
Other Investments (Collateral for Securities Lending)	10.5%
Industrials	7.5%
Energy	6.6%
Financials	6.2%
Consumer Discretionary	5.6%
Consumer Staples	4.7%
Telecommunications	3.6%
Utilities	2.1%
Materials	1.8%
Real Estate Investment Trust	1.0%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 87.7%
	Consumer Discretionary -- 6.2%
3,600	Blue Nile, Inc.*	$ 245,016
2,900	Dick’s Sporting Goods, Inc.*	80,504
2,830	Garmin Ltd. (a)	274,510
5,060	Guess?, Inc.	191,724
2,100	The Buckle, Inc.	69,300
3,000	Tiffany & Co.	138,090
9,150	Volvo AB	150,975
516	YUM! Brands, Inc.	19,747

		1,169,866

	Consumer Staples -- 5.3%
13,206	CVS Corp.	524,938
7,000	Dean Foods Co.	181,020
4,630	Reynolds American, Inc. (a)	305,395

		1,011,353

	Energy -- 7.4%
2,030	Chevron Texaco Corp.	189,460
2,900	CONSOL Energy, Inc.	207,408
8,000	Frontier Oil Corp.	324,640
1,300	National Oilwell Varco, Inc.*	95,498
1,400	Oceaneering International, Inc.*	94,290
740	SunPower Corp., Class A* (a)	96,489
5,036	The Williams Cos, Inc.	180,188
2,900	Ultra Petroleum Corp.*	207,350

		1,395,323

	Financials -- 6.9%
5,900	BB&T Corp. (a)	$ 180,953
53	Berkshire Hathaway, Inc., Class B Shares*	251,008
1,630	Brookfield Asset Management, Inc.	58,142
5,240	CB Richard Ellis Group, Inc.* (a)	112,922
1,656	Franklin Resources, Inc.	189,496
7,313	Sovereign Bancorp, Inc.	83,369
4,795	Willis Group Holdings Ltd.	182,066
7,000	Wright Express Corp.*	248,430

		1,306,386

	Health Care -- 11.9%
2,750	Baxter International, Inc.	159,638
372	Becton, Dickinson & Co.	31,092
4,300	BioMarin Pharmaceutical, Inc.* (a)	152,220
2,100	ICON PLC ADR*	129,906
670	Intuitive Surgical, Inc.* (a)	217,415
2,360	Laboratory Corp. of America Holdings*	178,251
5,410	Merck & Co., Inc.	314,375
3,000	Omnicell, Inc.*	80,790
1,048	Pediatrix Medical Group, Inc.*	71,421
4,300	Perrigo Co.	150,543
5,800	Quidel Corp.*	112,926
3,000	Respironics, Inc.*	196,440
3,361	Thermo Fisher Scientific, Inc.*	193,862
1,910	Wellcare Group, Inc.*	81,003
2,990	Zimmer Holdings, Inc.*	197,788

		2,267,670

COMMON STOCKS -- (continued)
	Industrials -- 8.4%
1,730	Air Products & Chemical, Inc.	$ 170,630
1,980	Ameron International Corp.	182,457
190	L-3 Communications Corp.	20,128
1,300	Loews Corp. - Carolina Group	110,890
5,600	Manitowoc Co. (a)	273,448
3,237	PACCAR, Inc. (a)	176,352
1,400	Precision Castparts Corp.	194,180
3,000	Stericycle, Inc.*	178,200
2,960	Terex Corp.*	194,087
4,000	Wyndham Worldwide Corp.	94,240

		1,594,612

	Materials -- 2.0%
2,000	Silgan Holdings, Inc.	103,880
1,400	Southern Copper Corp. (a)	147,182
2,710	Syngenta AG ADR	137,289

		388,351

	Real Estate Investment Trusts -- 1.1%
4,988	Digital Reality Trust, Inc.	191,390
492	Ventas, Inc.	22,263

		213,653

	Technology -- 32.1%
17,170	Activision, Inc.*	509,949
3,000	Amerigon, Inc.*	63,420
3,060	Apple Computer, Inc.*	606,125
4,977	ASML Holding NV*	155,730
14,000	AU Optronics Corp. ADR	268,800
6,000	Cisco Systems, Inc.*	162,420
5,600	Cypress Semiconductor Corp.*	201,768
2,900	Electronic Arts, Inc.*	169,389
7,000	EMC Corp.*	129,710
8,400	EMCORE Corp.* (a)	128,520
7,000	EMS Technologies, Inc.*	211,680
180	Fidelity National Information Services, Inc.	7,486
1,200	First Solar, Inc.*	320,568
3,900	GameStop Corp.*	242,229
350	Google, Inc., Class A*	242,018
4,200	Immersion Corp.*	54,390
2,000	International Business Machines Corp.	216,200
7,920	MEMC Electronic Materials, Inc.*	700,841

	Technology -- (continued)
12,430	Micron Technology, Inc.* (a)	$ 90,117
3,000	Nintendo Co. Ltd. ADR	222,150
13,455	NVIDIA Corp.*	457,739
4,855	Polycom, Inc.*	134,872
2,000	Research In Motion Ltd.*	226,800
4,910	SanDisk Corp.* (a)	162,865
11,000	SiRF Technology Holdings, Inc.* (a)	276,430
1,400	VMware, Inc., Class A* (a)	118,986

		6,081,202

	Telecommunications -- 4.0%
3,090	AT&T, Inc.	128,420
5,290	Atheros Communications Inc.*	161,557
6,960	Juniper Networks, Inc.* (a)	231,072
4,700	SBA Communications Corp.*	159,048
3,760	Time Warner Telecom, Inc., Class A*	76,290

		756,387

	Utilities -- 2.4%
2,075	FirstEnergy Corp.	150,105
3,790	NRG Energy, Inc.*	164,259
3,165	ONEOK, Inc.	141,697

		456,061

	Total Common Stocks (Cost $13,720,519)	16,640,864
CASH EQUIVALENTS -- 12.3%
2,328,223	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	2,328,223

	Total Cash Equivalents (Cost $2,328,223)	2,328,223

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 11.7%
	Pool of various securities for the Huntington Funds	2,215,653

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,215,653)	2,215,653

	Total Investments (Cost $18,264,395) -- 111.7%	21,184,740
	Liabilities in Excess of Other Assets -- (11.7)%	(2,212,491)

	Net Assets -- 100.0%	$ 18,972,249

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Industrials	24.2%
Energy	24.2%
Materials	18.0%
Exchange Traded Funds	7.9%
Consumer Discretionary	5.2%
Consumer Staples	4.7%
Other Investments (Collateral for Securities Lending)	4.3%
Technology	3.6%
Cash[1]	3.2%
Health Care	2.5%
Utilities	2.2%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 86.1%
	Consumer Discretionary -- 5.3%
100	Cummins, Inc.	$ 12,737

	Consumer Staples -- 4.8%
500	Cosan Ltd., Class A*	6,300
200	Dean Foods Co.	5,172

		11,472

	Energy -- 24.7%
100	Canadian Natural Resources Ltd. ADR	7,314
100	CONSOL Energy, Inc.	7,152
500	Denison Mines Corp.*	4,460
100	EnCana Corp.	6,796
100	Marathon Oil Corp.	6,086
100	Norsk Hydro ASA ADR	1,395
100	Petroleo Brasileiro SA ADR	11,524
100	Sasol Ltd. ADR	4,947
86	StatoilHydro ASA ADR	2,625
100	Ultra Petroleum Corp.*	7,150

		59,449

	Health Care -- 2.5%
200	Air Liquide SA ADR	5,953

	Industrials -- 24.6%
200	AGCO Corp.*	13,596
100	Chicago Bridge & Iron Co. ADR	6,044
200	Companhia Vale do Rio Doce ADR	6,534
100	Harsco Corp.	6,407
200	Kennametal, Inc.	7,572
200	Manitowoc Co. (a)	9,766
200	Yara International ASA ADR	9,263

		59,182

	Materials -- 18.3%
100	BHP Billiton Ltd. ADR	$ 7,004
100	Ceradyne, Inc.*	4,693
100	CRH PLC ADR	3,488
200	Impala Platinum ADR	6,943
10	Patriot Coal Corp.*	417
100	Peabody Energy Corp.	6,164
100	Southern Copper Corp. (a)	10,513
1,700	Uranium Energy Corp.*	5,202

		44,424

	Technology -- 3.7%
100	MEMC Electronic Materials, Inc.*	8,849

	Utilities -- 2.2%
100	Questar Corp.	5,410

	Total Common Stocks (Cost $186,317)	207,476

MUTUAL FUNDS -- 8.0%
	Exchange Traded Funds -- 8.0%
200	PowerShares DB Silver Fund	5,584
200	PowerShares DB US Dollar Index Bearish Fund	5,518
100	StreetTracks Gold Trust*	8,236

	Total Mutual Funds (Cost $17,812)	19,338

CASH EQUIVALENTS -- 3.3%
7,938	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	$ 7,938

	Total Cash Equivalents (Cost $7,938)	7,938

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 4.4%
	Pool of various securities for the Huntington Funds	10,692

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $10,692)	10,692

	Total Investments (Cost $222,759) -- 101.8%	245,444
	Liabilities in Excess of Other Assets -- (1.8)%	(4,454)

	Net Assets -- 100.0%	$ 240,990

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

United States of America	34.2%
Europe	27.3%
Other Investments (Collateral for Securities Lending)	17.1%
Asia	7.4%
Emerging Markets	6.1%
Cash[1]	5.1%
Canada	2.8%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

MUTUAL FUNDS -- 92.6%
	Exchange Traded Funds -- 92.6%
6,342	DIAMONDS Trust Series I (a)	$ 839,364
20,890	iShares EAFE Index Fund	1,639,865
10,892	iShares MSCI Canada Index Fund	349,415
3,779	iShares MSCI Emerging Markets Index Fund (a)	567,984
10,225	iShares MSCI EMU Index Fund	1,216,059
11,900	iShares MSCI Germany Index Fund (a)	422,807
2,650	iShares MSCI Italy Index Fund	87,291
14,390	iShares MSCI Hong Kong Index Fund (a)	316,580
1,175	iShares MSCI Pacific ex-Japan Index Fund	181,549
16,300	iShares Russell 1000 Growth Index Fund	992,833
13,193	iShares Russell 1000 Index Fund	1,053,065
2,400	iShares S&P Europe 350 Index Fund	275,352
6,398	iShares S&P Global 100 Index Fund	517,534
2,486	iShares S&P Small Cap 600 Index Fund (a)	161,988
5,519	MidCap SPDR Trust Series 1 Index Fund	855,224

	Exchange Traded Funds -- (continued)
4,000	PowerShares QQQ	$ 204,960
546	S&P Depositary Receipt	79,853

	Total Mutual Funds (Cost $7,746,677)	9,761,723

CASH EQUIVALENTS -- 6.1%
642,481	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	642,481

	Total Cash Equivalents (Cost $642,481)	642,481

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 20.3%
	Pool of various securities for the Huntington Funds	2,138,538

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,138,538)	2,138,538

	Total Investments (Cost $10,527,696) -- 119.0%	12,542,742
	Liabilities in Excess of Other Assets -- (19.0)%	(2,004,686)

	Net Assets -- 100.0%	$ 10,538,056

Huntington VA Situs Small Cap Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

Industrials	16.9%
Other Investments (Collateral for Securities Lending)	14.0%
Health Care	13.6%
Technology	10.6%
Consumer Discretion	10.4%
Materials	10.3%
Energy	8.3%
Financials	6.9%
Consumer Staples	2.7%
Cash[1]	1.7%
Real Estate Investment Trusts	1.6%
Utilities	1.5%
Telecommunications	1.5%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Shares		Value

COMMON STOCKS -- 98.1%
	Finland -- 1.2%
	Industrials -- 1.2%
2,000	Cargotec Corp., Class B	$ 92,538
2,100	Kone Oyj, Class B	147,145

		239,683

	Germany -- 1.1%
	Consumer Staples -- 0.5%
1,500	Douglas Holding AG	86,333

	Health Care -- 0.6%
1,900	Stada Arzneimittel AG	117,132

		203,465

	Hong Kong -- 0.4%
	Consumer Discretionary -- 0.4%
13,000	Television Broadcasts Ltd.	78,114

	Ireland -- 0.6%
	Consumer Staples -- 0.6%
3,500	Kerry Group PLC	111,032

	Japan -- 1.4%
	Industrials -- 0.3%
3,500	Sato Corp.	52,171

	Technology -- 1.1%
14,800	Furuno Electric Co. Ltd.	213,057

		265,228

	Sweden -- 0.4%
	Consumer Discretionary -- 0.4%
4,800	Haldex AB	84,316

	United Kingdom -- 0.6%
	Technology -- 0.6%
25,000	Halma PLC	$ 109,472

	United States -- 92.4%
	Consumer Discretionary -- 11.3%
4,500	AnnTaylor Stores Corp.*	115,020
5,000	Audiovox Corp., Class A*	62,000
10,000	Brunswick Corp.	170,500
8,000	Cabela’s, Inc., Class A* (a)	120,560
1,300	Columbia Sportswear Co. (a)	57,317
3,000	Ennis, Inc.	54,000
2,000	Fossil, Inc.*	83,960
10,000	Gander Mountain Co.* (a)	49,300
3,000	Garmin, Ltd. (a)	291,000
2,000	Hilb, Rogal & Hobbs Co.	81,140
1,000	Home Depot, Inc.	26,940
2,000	Jakks Pacific, Inc.*	47,220
4,000	Movado Group, Inc.	101,160
1,500	Polo Ralph Lauren Corp. (a)	92,685
2,000	Rent-A-Center, Inc.*	29,040
13,000	ScanSource, Inc.*	420,550
3,000	Skechers USA, Inc.*	58,530
5,000	Speedway Motorsports, Inc.	155,400
800	Toll Brothers, Inc.*	16,048
5,000	Urban Outfitters, Inc.*	136,300
350	West Marine, Inc.*	3,143

		2,171,813

COMMON STOCKS -- (continued)
	United States -- (continued)
	Consumer Staples -- 2.0%
7,100	Fresh Del Monte Produce, Inc.*	$ 238,418
5,200	Performance Food Group Co.*	139,724

		378,142

	Energy -- 9.7%
1,000	Alliance Resource Partners LP	36,270
2,500	Atwood Oceanics, Inc.*	250,600
4,550	Carbo Ceramics, Inc. (a)	169,260
16,000	Denbury Resources, Inc.*	476,000
3,500	Dril-Quip, Inc.*	194,810
5,000	Headwaters, Inc.* (a)	58,700
1,744	Helix Energy Solutions Group, Inc.*	72,376
59	Hugoton Royalty Trust	1,323
4,000	Newfield Exploration Co.*	210,800
3,500	Oceaneering International, Inc.*	235,725
3,000	Saint Mary Land & Exploration Co.	115,830
3,000	TETRA Technologies, Inc.*	46,710

		1,868,404

	Financials -- 8.0%
6,250	Arch Capital Group Ltd.*	439,688
5,000	Bank of Florida Corp.* (a)	57,500
8,000	BB&T Corp. (a)	245,360
10,200	Colonial Bancgroup, Inc. (a)	138,108
10,000	Cullen/Frost Bankers, Inc.	506,600
2,000	Philadelphia Consolidated Holdings Corp.*	78,700
1,500	WSFS Financial Corp.	75,300

		1,541,256

	Health Care -- 15.2%
10,000	Advanced Medical Optics, Inc.*	245,300
15,000	Albany Molecular Research, Inc.*	215,700
5,650	Bio-Rad Laboratories, Inc., Class A*	585,453
8,000	Cerner Corp.* (a)	451,200
6,500	Edwards LifeSciences Corp.*	298,935
2,000	Kindred Healthcare, Inc.*	49,960
5,000	Kinetic Concepts, Inc.*	267,800
10,000	Lincare Holdings, Inc.*	351,600
10,000	Mentor Corp.	391,000
100	Par Pharmaceutical, Inc.*	2,400
732	PharMerica Corp.*	10,160
4,000	ViroPharma, Inc.*	31,760
500	Wellcare Group, Inc.*	21,205

		2,922,473

	Industrials -- 18.1%
3,500	Alliant Techsystems, Inc.*	398,160
15,000	BE Aerospace, Inc.* (a)	793,500
2,000	Exlservice Holdings, Inc.*	46,160
9,000	Jacobs Engineering Group, Inc.*	860,490
8,500	Overseas Shipholding Group, Inc.	632,655
4,000	Precision Castparts Corp.	554,800

	United States -- (continued)
	Industrials -- (continued)
500	Ryder System, Inc.	$ 23,505
2,000	Tidewater, Inc. (a)	109,720
2,000	Timken Co.	65,700

		3,484,690

	Materials -- 12.0%
5,000	Albemarle Corp.	206,250
11,000	Ceradyne, Inc.*	516,230
3,000	Commercial Metals Co.	88,050
1,000	Deckers Outdoor Corp.* (a)	155,060
500	Eagle Materials, Inc.	17,740
2,000	Quanex Corp.	103,800
6,000	RTI International Metals, Inc.*	413,580
1,500	Texas Industries, Inc.	105,150
4,400	The Scotts Co.	164,648
18,000	Trimble Navigation Ltd.*	544,320
31	Vulcan Materials Co.	2,452

		2,317,280

	Real Estate Investment Trusts -- 1.9%
3,500	Camden Property Trust	168,525
1,000	CBL & Associates Properties, Inc.	23,910
3,000	Colonial Properties Trust	67,890
4,500	Equity One, Inc. (a)	103,635
1,000	HRPT Properties Trust	7,730

		371,690

	Technology -- 10.6%
5,000	ACI Worldwide, Inc.* (a)	95,200
4,000	Anixter International, Inc.*	249,080
4,000	Black Box Corp.	144,680
4,000	Brocade Communications Systems, Inc.*	29,360
1,000	Compuware Corp.*	8,880
3,000	Hutchinson Technology, Inc.*	78,960
6,000	Imation Corp.	126,000
10,000	Methode Electronics, Inc.	164,400
4,000	NETGEAR, Inc.*	142,680
19,000	Red Hat, Inc.*	395,960
15,000	Standard Microsystems Corp.*	586,050
1,000	StarTek, Inc.*	9,310

		2,030,560

	Telecommunications -- 1.8%

5,000	CommScope, Inc.* (a)	246,050
12,300	General Communication, Inc., Class A*	107,625

		353,675

	Utilities -- 1.8%
1,000	AGL Resources, Inc.	37,640
4,000	Hawaiian Electric Industries, Inc.	91,080
8,000	UGI Corp.	218,000

		346,720

		17,786,703

	Total Common Stocks (Cost $17,436,213)	18,878,013

CASH EQUIVALENTS -- 2.0%
381,903	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	$ 381,903

	Total Cash Equivalents (Cost $381,903)	381,903

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 16.3%
	Pool of various securities for the Huntington Funds	3,133,600

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $3,133,600)	3,133,600

	Total Investments (Cost $20,951,716) -- 116.4%	22,393,516
	Liabilities in Excess of Other Assets -- (16.4)%	(3,147,110)

	Net Assets -- 100.0%	$ 19,246,406

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)
December 31, 2007

Asset Allocation	Percentage of Market Value

U.S. Government Mortgage Backed Agencies	72.0%
Real Estate Investment Trusts (Includes 7.7% Common Stock and 0.2% Preferred Stock)	7.9%
Other Investments (Collateral for Securities Lending)	7.9%
Cash[1]	6.2%
U.S. Government Agencies	4.5%
Collateralized Mortgage Obligations	1.5%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2007, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments
December 31, 2007

Principal Amount		Value

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- 77.9%
	Federal Home Loan Bank -- 3.5%
$ 66,748	Series 6B-2012, Class 1, 5.125%, 4/25/12	$ 69,314
156,817	Series 7I-2012, Class A, 5.000%, 6/15/12	162,064
49,033	Series Z2-2013, Class A, 4.800%, 2/25/13	49,370
71,251	Series SK-2015, Class 1, 5.140%, 8/18/15	69,923

		350,671

	Federal Home Loan Mortgage Corporation -- 37.3%
13,578	Pool # M90777, 4.500%, 1/1/08	13,548
30,061	Series 2548, Class HA, 4.500%, 1/15/10	29,991
23,803	Series 1994-23, Class PK, 6.000%, 5/25/10	24,029
75,017	Pool # M80982, 5.000%, 7/1/12	75,725
84,004	Pool # M81004, 5.000%, 1/1/13	84,798
29,943	Pool # B18052, 4.500%, 3/1/15	30,070
138,159	Series R007, Class AC, 5.875%, 5/15/16	140,119
78,578	Pool # J03237, 5.500%, 8/1/16	79,725
108,848	Series 2770, Class TC, 4.000%, 1/15/18	107,303
36,716	Pool # E96459, 5.000%, 5/1/18	36,812
151,887	Series R005, Class AB, 5.500%, 12/15/18	153,569
342,393	Series R009, Class AJ, 5.750%, 12/15/18	346,753
57,691	Series 3046, Class YA, 5.000%, 2/15/19	56,562
	Federal Home Loan Mortgage Corporation -- (continued)
$ 32,515	Pool # G18008, 4.500%, 9/1/19	$ 31,970
16,565	Pool # G18015, 4.500%, 10/1/19	16,287
266,167	Series R010, Class AB, 5.500%, 12/15/19	269,272
243,076	Series 2541, Class VL, 5.500%, 11/15/20	244,784
175,440	Pool # G12286, 5.000%, 7/1/21	175,657
156,819	Pool # G12297, 6.000%, 7/1/21	160,450
206,766	Pool # G12425, 5.500%, 10/1/21	209,246
232,352	Pool # E02402, 6.000%, 10/1/22	237,618
86,699	Pool # C90779, 5.000%, 1/1/24	85,923
28,988	Pool # C90837, 5.500%, 6/1/24	29,132
200,000	Series 2649, Class OL, 4.500%, 4/15/26	199,619
87,857	Pool # C91000, 6.000%, 11/1/26	89,450
50,000	Series 2672, Class GH, 5.500%, 8/15/31	49,864
300,000	Series 2802, Class MB, 5.500%, 11/15/31	300,627
83,804	Pool # 1G0865, 4.904%, 7/1/35	83,748
191,203	Pool # A55565, 6.000%, 12/1/36	194,108
266,745	Pool # G08168, 6.000%, 12/1/36	270,797

		3,827,556

	Federal National Mortgage Association -- 29.2%
45,689	Pool # 254955, 4.000%, 10/1/10	45,272
28,732	Pool # 255224, 4.000%, 5/1/11	28,420
124,103	Pool # 254717, 4.500%, 4/1/13	124,533
78,046	Pool # 254914, 4.500%, 9/1/13	78,319
201,932	Pool # 254501, 5.500%, 9/1/22	203,393

Principal Amount or Shares		Value

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- (continued)
	Federal National Mortgage Association -- (continued)
$ 27,446	Pool # 254908, 5.000%, 9/1/23	$ 27,096
16,805	Pool # 255360, 5.000%, 8/1/24	16,586
67,633	Pool # 255711, 5.500%, 4/1/25	67,978
75,917	Pool # 357771, 5.000%, 5/1/25	74,886
67,220	Pool # 255745, 5.500%, 5/1/25	67,563
69,098	Pool # 255767, 5.500%, 6/1/25	69,451
55,971	Pool # 255808, 5.000%, 7/1/25	55,211
264,276	Pool # 256001, 6.000%, 11/1/25	269,382
76,990	Pool # 256116, 6.000%, 2/1/26	78,431
10,468	Series 2003-15, Class P, 5.000%, 2/25/26	10,452
81,539	Series 1999-13, Class PH, 6.000%, 4/25/29	83,369
30,484	Pool # 721540, 5.000%, 7/1/33	29,794
139,766	Pool # 746683, 5.500%, 10/1/33	139,891
80,657	Pool # 786457, 5.285%, 7/1/34	80,390
56,646	Pool # 845573, 5.614%, 2/1/36	57,753
249,736	Pool # 745511, 5.000%, 4/1/36	243,767
335,730	Pool # 745418, 5.500%, 4/1/36	335,578
265,361	Pool # 831487, 5.500%, 4/1/36	265,116
262,143	Pool # 868935, 5.500%, 5/1/36	261,901
186,152	Pool # 903812, 5.500%, 12/1/36	185,980
91,429	Pool # 907484, 6.000%, 1/1/37	92,866

		2,993,378

	Government National Mortgage Association -- 7.9%
24,102	Pool # 3590, 5.500%, 8/20/19	24,384
68,938	Pool # 3708, 5.500%, 5/20/20	69,736
79,387	Pool # 3741, 4.500%, 8/20/20	77,966
200,000	Series 2005-55, Class PD, 5.000%, 5/20/32	199,425
18,767	Pool # 3571, 6.500%, 6/20/34	19,428
265,327	Pool # 605653, 5.500%, 8/15/34	267,386
15,418	Pool # 3637, 5.500%, 11/20/34	15,458
57,439	Pool # 3710, 5.000%, 5/20/35	56,131
78,262	Pool # 650348, 5.500%, 11/15/35	78,870

		808,784

	Total U.S. Government Mortgage Backed Agencies (Cost $7,901,846)	7,980,389

COMMON STOCKS -- 8.3%
	Real Estate Investment Trusts -- 8.3%
600	Acadia Realty Trust	15,366
500	Alexandria Real Estate Equities, Inc.	50,835
700	AMB Property Corp.	40,292
600	American Campus Communities, Inc.	16,110
100	Avalonbay Communities, Inc.	9,414
300	Boston Properties, Inc.	27,543
600	Brandywine Realty Trust	10,758
400	BRE Properties, Inc.	16,212
300	Camden Property Trust	14,445
Principal Amount or Shares		Value

	Real Estate Investment Trusts -- (continued)
100	CBL & Associates Properties, Inc.	$ 2,391
300	Corporate Office Properties Trust	9,450
100	Developers Diversified Realty Corp. (a)	3,829
1,100	Digital Reality Trust, Inc.	42,207
200	Douglas Emmett, Inc.	4,522
200	Duke Realty Corp.	5,216
100	DuPont Fabros Technology, Inc.	1,960
700	EastGroup Properties, Inc.	29,295
200	Equity Lifestyle Properties, Inc.	9,134
700	Equity Residential	25,529
400	Essex Property Trust, Inc.	38,996
100	Federal Realty Investment Trust	8,215
700	General Growth Properties, Inc.	28,826
500	HCP, Inc.	17,390
300	Home Properties, Inc.	13,455
300	Hospitality Properties Trust	9,666
1,300	Host Hotels & Resorts, Inc.	22,152
700	Kimco Realty Corp.	25,480
300	Mack-Cali Realty Corp.	10,200
1,400	National Retail Properties, Inc.	32,732
500	Nationwide Health Properties, Inc.	15,700
400	Pennsylvania Real Estate Investment Trust	11,872
800	ProLogis	50,704
500	Public Storage, Inc.	36,705
1,100	Realty Income Corp. (a)	29,722
100	Regency Centers Corp.	6,449
500	Simon Property Group, Inc.	43,430
300	SL Green Realty Corp.	28,038
300	Sunstone Hotel Investors, Inc.	5,487
600	Tanger Factory Outlet Centers, Inc. (a)	22,626
200	UDR, Inc.	3,970
700	Ventas, Inc.	31,675
300	Vornado Realty Trust	26,385

	Total Common Stocks (Cost $899,654)	854,383

U.S. GOVERNMENT AGENCIES -- 4.9%
	Federal Home Loan Bank -- 2.0%
$ 200,000	5.125%, 2/2/09	202,523

	Federal Home Loan Mortgage Corporation -- 0.9%
100,000	4.000%, 4/8/11	101,117

U.S. GOVERNMENT AGENCIES -- (continued)
	Federal National Mortgage Association -- 2.0%
$ 100,000	5.000%, 3/2/15	$ 104,953
100,000	5.600%, 2/8/16	100,073

		205,026

	Total U.S. Government Agencies (Cost $498,013)	508,666

COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
161,217	Citicorp Mortgage Securities, Inc., 5.500%, 10/25/35	160,821

	Total Collateralized Mortgage Obligations (Cost $159,871)	160,821

PREFERRED STOCKS -- 0.2%
	Real Estate Investment Trusts -- 0.2%
300	Simon Property Group, Inc., 6.000%	21,462

	Total Preferred Stocks (Cost $21,282)	21,462

CASH EQUIVALENTS -- 6.7%
684,767	Huntington Money Market Fund, Interfund Shares, 3.950% (b) (c)	$ 684,767

	Total Cash Equivalents (Cost $684,767)	684,767

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 0.9%
	Pool of various securities for the Huntington Funds	87,880

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $87,880)	87,880

	Total Investments (Cost $10,253,313) -- 100.5%	10,298,368
	Liabilities in Excess of Other Assets -- (0.5)%	(49,616)

	Net Assets -- 100.0%	$ 10,248,752

Huntington Funds

Notes to Portfolio of Investments

(a) All or part of the security was on loan as of December 31, 2007.

(b) Investment in affiliate.

(c) Rate disclosed is the seven day yield as of December 31, 2007.

* Non-income producing security.

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR	--	American Depositary Receipt
PLC	--	Public Liability Co.

Huntington Funds

Statements of Assets and Liabilities
December 31, 2007

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund

Assets:
Investments, at cost(1)	$59,599,332	$21,744,285	$37,700,207	$10,969,129	$12,547,952

Investments, at value(1)	54,430,131	25,092,156	40,689,009	13,092,455	11,602,049
Investments in affiliated securities, at value	917,785	820,810	1,142,302	--	404,444

Total Investments	55,347,916	25,912,966	41,831,311	13,092,455	12,006,493
Cash	--	--	--	1,171,867	--
Foreign currencies, at value (cost $-, $-, $-, $52,783 and $-)	--	--	--	54,204	--
Income receivable	207,199	28,479	77,917	62,264	9,525
Receivable for shares sold	1,696	--	2,086	18,203	5,076
Tax reclaims receivable	--	--	--	411	--
Receivable from Adviser	--	909	--	--	--
Prepaid expenses and other assets	35	564	2,578	2,911	2,948

Total assets	55,556,846	25,942,918	41,913,892	14,402,315	12,024,042
Liabilities:
Options written, at value (premium received $-, $-, $72,668, $- and $-)	--	--	39,848	--	--
Payable for shares redeemed	22,603	15,812	26,274	2,551	13,919
Payable for return of collateral received for securities on loan	4,239,179	2,726,547	5,483,891	--	2,225,721
Accrued expenses and other payables
Investment adviser fees	26,706	11,908	18,806	8,646	5,319
Administration fees	6,188	2,771	4,386	1,678	1,163
Custodian fees	1,157	516	815	3,437	217
Financial administration fees	--	2,077	1,988	1,247	994
Transfer agent fees	1,461	2,598	490	1,565	599
Trustees’ fees	--	136	--	154	14
Compliance service fees	448	196	313	116	85
Other	16,191	7,983	5,144	5,692	3,075

Total liabilities	4,313,933	2,770,544	5,581,955	25,086	2,251,106

Net Assets	$51,242,913	$23,172,374	$36,331,937	$14,377,229	$9,772,936

Net Assets Consist of:
Paid in capital	$51,074,637	$17,141,770	$29,722,744	$11,814,611	$10,330,487
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(4,251,416)	4,168,681	4,163,924	2,126,916	(541,459)
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	2,310,325	1,745,610	1,686,010	313,029	(16,092)
Undistributed net investment income	2,109,367	116,313	759,259	122,673	--

Total Net Assets	$51,242,913	$23,172,374	$36,331,937	$14,377,229	$9,772,936

Shares Outstanding (unlimited number of shares authorized, no par value)	4,353,283	2,134,552	2,999,168	804,695	963,986

Net Asset Value Per Share:
(Net asset value, offering and redemption price per share)	$11.77	$10.86	$12.11	$17.87	$10.14

(1) Includes securities on loan of $4,078,375, $2,620,982, $5,272,456, $- and $2,121,198.

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Assets and Liabilities
December 31, 2007

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

Assets:
Investments, at cost(1)	$25,638,036	$18,264,395	$222,759	$10,527,696	$20,951,716	$10,253,313

Investments, at value(1)	31,148,867	18,856,517	237,506	11,900,261	22,011,613	9,613,601
Investments in affiliated securities, at value	3,217,231	2,328,223	7,938	642,481	381,903	684,767

Total Investments	34,366,098	21,184,740	245,444	12,542,742	22,393,516	10,298,368
Cash	--	--	13	--	--	--
Income receivable	32,069	22,071	82	139,406	10,457	53,126
Receivable for shares sold	3,210	1,327	--	6,486	1,148	566
Receivable from Adviser	--	--	4,364	--	--	--
Prepaid expenses and other assets	2,980	2,346	2,495	2,933	3,065	2,599

Total assets	34,404,357	21,210,484	252,398	12,691,567	22,408,186	10,354,659
Liabilities:
Payable for investments purchased	109,413	--	--	--	--	--
Payable for shares redeemed	20	2,476	9	117	9,570	3,269
Payable for return of collateral received for securities on loan	3,872,925	2,215,653	10,692	2,138,538	3,133,600	87,880
Accrued expenses and other payables
Investment adviser fees	15,578	9,641	120	7,126	9,893	6,203
Administration fees	3,630	2,242	28	1,257	1,918	1,207
Custodian fees	675	418	5	234	--	225
Financial administration fees	981	1,299	426	1,078	1,088	2,201
Transfer agent fees	433	1,468	11	1,566	681	1,552
Trustees’ fees	--	--	--	73	--	21
Compliance service fees	259	155	2	90	160	86
Other	8,046	4,883	115	3,432	4,870	3,263

Total liabilities	4,011,960	2,238,235	11,408	2,153,511	3,161,780	105,907

Net Assets	$30,392,397	$18,972,249	$240,990	$10,538,056	$19,246,406	$10,248,752

Net Assets Consist of:
Paid in capital	$20,305,190	$13,981,724	$210,688	$7,728,597	$17,531,131	$9,820,529
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	8,728,062	2,920,345	22,685	2,015,046	1,441,800	45,055
Accumulated net realized gain on investments, options and foreign currency transactions	1,184,121	1,994,049	4,313	678,966	273,475	15,095
Undistributed net investment income	175,024	76,131	3,304	115,447	--	368,073

Total Net Assets	$30,392,397	$18,972,249	$240,990	$10,538,056	$19,246,406	$10,248,752

Shares Outstanding (unlimited number of shares authorized, no par value)	1,632,708	975,284	20,952	700,510	1,270,744	904,998

Net Asset Value Per Share:
(Net asset value, offering and redemption price per share)	$18.61	$19.45	$11.50	$15.04	$15.15	$11.32

(1) Includes securities on loan of $3,735,857, $2,143,917, $10,408, $2,075,881, $3,015,194 and $85,959.

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Operations
Year Ended December 31, 2007

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund

Investment Income:
Dividend income	$2,510,658	$305,384	$1,086,688	$238,317	$135,730
Dividend income from affiliated securities	52,660	17,849	25,186	--	10,032
Income from securities lending	38,401	5,338	9,442	--	1,190
Foreign dividend taxes withheld	--	--	--	(5,142)	--

Total investment income	2,601,719	328,571	1,121,316	233,175	146,952

Expenses:
Investment adviser fees	330,094	134,323	234,256	66,470	63,018
Administration fees	74,271	30,223	52,708	14,956	14,179
Custodian fees	14,304	5,820	10,151	16,723	2,731
Transfer and dividend disbursing agent fees and expenses	13,862	7,597	9,263	3,998	2,966
Trustees’ fees	1,880	974	1,182	633	432
Auditing fees	6,417	4,745	3,251	3,503	1,501
Legal fees	820	255	1,857	301	86
Financial administration fees	23,653	12,994	19,421	9,499	7,542
Printing and postage	17,363	7,283	9,828	3,582	3,537
Insurance premiums	9,125	7,134	5,562	4,090	4,187
Compliance service fees	2,186	886	1,551	418	415
Other	9,418	4,196	4,532	1,489	604

Total expenses	503,393	216,430	353,562	125,662	101,198

Reimbursements:
Reimbursements from Adviser	--	(4,172)	--	(17,055)	--

Net expenses	503,393	212,258	353,562	108,607	101,198

Net investment income	2,098,326	116,313	767,754	124,568	45,754

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions	2,365,572	1,754,178	2,433,663	275,971	592,612
Net realized gain (loss) on option transactions	--	--	(428,475)	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--	(1,199)	--

Net realized gain on investments, options and translation of assets and liabilities in foreign currency	2,365,572	1,754,178	2,005,188	274,772	592,612
Net realized gain distributions from investment company shares	--	--	--	42,788	--
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(7,849,878)	1,196,455	(2,303,656)	955,743	(897,768)

Net realized and unrealized gain (loss) on investments, options and translation of assets and liabilities in foreign currency	(5,484,306)	2,950,633	(298,468)	1,273,303	(305,156)

Change in net assets resulting from operations	$(3,385,980)	$3,066,946	$469,286	$1,397,871	$(259,402)

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Operations
Year Ended December 31, 2007

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

Investment Income:
Dividend income	$289,865	$190,492	$3,695	$190,199	$155,933	$16,709
Dividend income from affiliated securities	155,307	63,705	196	19,193	35,638	29,863
Interest income	--	2,429	148	--	3,778	414,674
Income from securities lending	14,522	11,167	24	3,293	2,218	42
Foreign dividend taxes withheld	--	--	--	--	(326)	--

Total investment income	459,694	267,793	4,063	212,685	197,241	461,288

Expenses:
Investment adviser fees	185,929	104,776	455	59,343	105,400	54,378
Administration fees	41,834	23,575	102	13,352	23,715	12,235
Custodian fees	8,057	4,540	19	2,571	4,289	2,356
Transfer and dividend disbursing agent fees and expenses	7,410	5,370	25	3,779	4,576	3,573
Trustees’ fees	1,181	673	4	470	697	408
Auditing fees	3,785	2,698	23	1,811	2,872	1,755
Legal fees	186	135	3	151	140	132
Financial administration fees	16,446	10,567	618	6,345	12,166	13,813
Printing and postage	10,031	5,476	3,121	3,101	5,449	3,022
Insurance premiums	5,003	4,782	832	4,153	3,788	4,403
Compliance service fees	1,223	680	3	385	677	344
Other	3,585	1,600	114	1,847	693	772

Total expenses	284,670	164,872	5,319	97,308	164,462	97,191

Reimbursements:
Reimbursements from Adviser	--	--	(4,560)	(70)	--	(6,329)

Net expenses	284,670	164,872	759	97,238	164,462	90,862

Net investment income	175,024	102,921	3,304	115,447	32,779	370,426

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions	1,184,121	1,986,209	4,313	678,760	1,231,041	13,640
Net realized gain on option transactions	--	7,840	--	--	1,675	--
Net realized loss on foreign currency transactions	--	--	--	--	(5,732)	--

Net realized gain on investments, options and translation of assets and liabilities in foreign currency	1,184,121	1,994,049	4,313	678,760	1,226,984	13,640
Net realized gain distributions from investment company shares	--	--	--	206	--	--
Net change in unrealized appreciation/ depreciation of investments, options and translation of assets and liabilities in foreign currency	1,188,116	(117,212)	22,685	13,966	398,000	(33,675)

Net realized and unrealized gain (loss) on investments, options and translation of assets and liabilities in foreign currency	2,372,237	1,876,837	26,998	692,932	1,624,984	(20,035)

Change in net assets resulting from operations	$2,547,261	$1,979,758	$30,302	$808,379	$1,657,763	$350,391

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Dividend Capture Fund		Huntington VA Growth Fund		Huntington VA Income Equity Fund
	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,098,326	$1,892,170	$116,313	$96,168	$767,754	$739,090
Net realized gain on investments and foreign currency transactions	2,365,572	2,672,303	1,754,178	3,153	2,005,188	1,646,857
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(7,849,878)	2,950,662	1,196,455	1,436,151	(2,303,656)	1,968,203

Change in net assets resulting from operations	(3,385,980)	7,515,135	3,066,946	1,535,472	469,286	4,354,150

Distributions to Shareholders:
From net investment income	(1,864,480)	(1,674,502)	(96,168)	(84,462)	(711,838)	(708,376)
From net realized gains	(2,630,367)	(1,099,175)	(3,153)	(234,355)	(1,314,280)	(1,067,128)

Change in net assets resulting from distributions to shareholders	(4,494,847)	(2,773,677)	(99,321)	(318,817)	(2,026,118)	(1,775,504)

Change in net assets resulting from capital transactions	5,453,007	4,735,251	(986,258)	46	(725,284)	698,010

Change in net assets	(2,427,820)	9,476,709	1,981,367	1,216,701	(2,282,116)	3,276,656
Net Assets:
Beginning of period	53,670,733	44,194,024	21,191,007	19,974,306	38,614,053	35,337,397

End of period	$51,242,913	$53,670,733	$23,172,374	$21,191,007	$36,331,937	$38,614,053

Undistributed net investment income included in net assets at end of period	$2,109,367	$1,892,170	$116,313	$96,343	$759,259	$739,036

Capital Transactions:
Shares sold	$4,391,935	$4,948,823	$1,472,327	$1,865,496	$1,424,460	$2,260,543
Dividends reinvested	4,494,843	2,773,676	99,317	318,814	2,026,118	1,775,499
Shares redeemed	(3,433,771)	(2,987,248)	(2,557,902)	(2,184,264)	(4,175,862)	(3,338,032)

Net change resulting from capital transactions	$5,453,007	$4,735,251	$(986,258)	$46	$(725,284)	$698,010

Share Transactions:
Issued	336,029	386,589	146,399	205,823	112,133	188,325
Reinvested	345,491	230,563	9,814	36,024	156,216	152,142
Redeemed	(271,939)	(235,135)	(250,060)	(240,936)	(328,577)	(280,102)

Net change resulting from share transactions	409,581	382,017	(93,847)	911	(60,228)	60,365

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund		Huntington VA Mid Corp America Fund
	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$124,568	$57,392	$45,754	$44,869	$175,024	$176,565
Net realized gain on investments and foreign currency transactions	317,560	48,559	592,612	808,461	1,184,121	351,953
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	955,743	932,098	(897,768)	(246,683)	1,188,116	1,365,242

Change in net assets resulting from operations	1,397,871	1,038,049	(259,402)	606,647	2,547,261	1,893,760

Distributions to Shareholders:
From net investment income	(1,842)	(54,689)	(43,954)	(14,450)	(176,565)	(105,600)
From net realized gains	(20,630)	(34,790)	(1,442,335)	(105,627)	(351,953)	(322,968)
From return of capital	--	--	(172,887)	--	--	--

Change in net assets resulting from distributions to shareholders	(22,472)	(89,479)	(1,659,176)	(120,077)	(528,518)	(428,568)

Change in net assets resulting from capital transactions	5,335,786	4,556,859	1,553,173	1,902,976	(440,214)	2,134,150

Change in net assets	6,711,185	5,505,429	(365,405)	2,389,546	1,578,529	3,599,342
Net Assets:
Beginning of period	7,666,044	2,160,615	10,138,341	7,748,795	28,813,868	25,214,526

End of period	$14,377,229	$7,666,044	$9,772,936	$10,138,341	$30,392,397	$28,813,868

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$122,673	$(118)	$--	$43,253	$175,024	$176,565

Capital Transactions:
Shares sold	$6,064,536	$4,662,679	$1,046,784	$2,391,389	$1,648,769	$3,396,668
Dividends reinvested	22,471	89,478	1,659,174	120,076	528,516	428,567
Shares redeemed	(751,221)	(195,298)	(1,152,785)	(608,489)	(2,617,499)	(1,691,085)

Net change resulting from capital transactions	$5,335,786	$4,556,859	$1,553,173	$1,902,976	$(440,214)	$2,134,150

Share Transactions:
Issued	360,893	324,273	87,202	197,515	89,059	202,465
Reinvested	1,457	5,682	152,237	10,006	28,038	25,895
Redeemed	(44,372)	(13,772)	(95,793)	(50,796)	(140,581)	(100,861)

Net change resulting from share transactions	317,978	316,183	143,646	156,725	(23,484)	127,499

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA New Economy Fund		Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund
	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006	Period Ended Dec. 31, 2007(1)	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$102,921	$30,768	$3,304	$115,447	$81,313
Net realized gain on investments, options and foreign currency transactions	1,994,049	338,258	4,313	678,966	452,797
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(117,212)	907,488	22,685	13,966	828,314

Change in net assets resulting from operations	1,979,758	1,276,514	30,302	808,379	1,362,424

Distributions to Shareholders:
From net investment income	(28,043)	(14,400)	--	(81,313)	(47,074)
From net realized gains	(338,258)	(180,902)	--	(452,797)	(254,062)

Change in net assets resulting from distributions to shareholders	(366,301)	(195,302)	--	(534,110)	(301,136)

Change in net assets resulting from capital transactions	2,231,716	3,308,497	210,688	1,705,771	649,708

Change in net assets	3,845,173	4,389,709	240,990	1,980,040	1,710,996
Net Assets:
Beginning of period	15,127,076	10,737,367	--	8,558,016	6,847,020

End of period	$18,972,249	$15,127,076	$240,990	$10,538,056	$8,558,016

Undistributed net investment income included in net assets at end of period	$76,131	$30,968	$3,304	$115,447	$81,313

Capital Transactions:
Shares sold	$3,077,901	$3,911,096	$213,002	$1,804,845	$1,062,312
Dividends reinvested	366,300	195,301	--	534,110	301,136
Shares redeemed	(1,212,485)	(797,900)	(2,314)	(633,184)	(713,740)

Net change resulting from capital transactions	$2,231,716	$3,308,497	$210,688	$1,705,771	$649,708

Share Transactions:
Issued	163,134	232,544	21,170	119,732	78,727
Reinvested	19,238	11,488	--	35,679	22,952
Redeemed	(63,781)	(47,240)	(218)	(42,234)	(53,591)

Net change resulting from share transactions	118,591	196,792	20,952	113,177	48,088

(1) Reflects operations for the period from August 31, 2007 (date of commencement of operations) to December 31, 2007.

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Situs Small Cap Fund		Huntington VA Mortgage Securities Fund
	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$32,779	$473	$370,426	$181,332
Net realized gain on investments, options and foreign currency transactions	1,226,984	224,009	13,640	4,049
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	398,000	312,822	(33,675)	90,982

Change in net assets resulting from operations	1,657,763	537,304	350,391	276,363

Distributions to Shareholders:
From net investment income	(61,045)	(8,863)	(181,596)	(52,721)
From net realized gains	(1,027,327)	(159,616)	(1,930)	--

Change in net assets resulting from distributions to shareholders	(1,088,372)	(168,479)	(183,526)	(52,721)

Change in net assets resulting from capital transactions	4,275,420	6,029,494	2,950,286	3,700,026

Change in net assets	4,844,811	6,398,319	3,117,151	3,923,668
Net Assets:
Beginning of period	14,401,595	8,003,276	7,131,601	3,207,933

End of period	$19,246,406	$14,401,595	$10,248,752	$7,131,601

Undistributed net investment income included in net assets at end of period	$--	$--	$368,073	$181,596

Capital Transactions:
Shares sold	$4,154,950	$6,407,155	$3,738,225	$3,933,545
Dividends reinvested	1,088,369	168,478	183,526	52,721
Shares redeemed	(967,899)	(546,139)	(971,465)	(286,240)

Net change resulting from capital transactions	$4,275,420	$6,029,494	$2,950,286	$3,700,026

Share Transactions:
Issued	261,173	450,733	334,827	360,915
Reinvested	72,831	11,645	16,564	5,002
Redeemed	(60,626)	(38,793)	(86,784)	(26,622)

Net change resulting from share transactions	273,378	423,585	264,607	339,295

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Tax Return of Capital	Total Distributions

Huntington VA Dividend Capture Fund
2003	$9.81	0.33	1.76	2.09	(0.36)	--	--	(0.36)
2004	$11.54	0.47	1.10	1.57	(0.01)	(0.16)	--	(0.17)
2005	$12.94	0.39	0.07	0.46	(0.39)	(0.60)	--	(0.99)
2006	$12.41	0.47	1.49	1.96	(0.46)	(0.30)	--	(0.76)
2007	$13.61	0.47	(1.20)	(0.73)	(0.46)	(0.65)	--	(1.11)
Huntington VA Growth Fund
2003	$7.32	0.02	1.15	1.17	(0.02)	--	--	(0.02)
2004	$8.47	0.04	0.44	0.48	-- (2)	--	--	-- (2)
2005	$8.95	0.04	0.02	0.06	(0.04)	-- (2)	--	(0.04)
2006	$8.97	0.04	0.65	0.69	(0.04)	(0.11)	--	(0.15)
2007	$9.51	0.05	1.34	1.39	(0.04)	-- (2)	--	(0.04)
Huntington VA Income Equity Fund
2003	$8.88	0.20	1.43	1.63	(0.20)	--	--	(0.20)
2004	$10.31	0.20	1.20	1.40	--	(0.09)	--	(0.09)
2005	$11.62	0.23	0.12	0.35	(0.19)	--	--	(0.19)
2006	$11.78	0.24	1.20	1.44	(0.24)	(0.36)	--	(0.60)
2007	$12.62	0.27	(0.10)	0.17	(0.24)	(0.44)	--	(0.68)
Huntington VA International Equity Fund
2004(4)	$10.00	0.03	1.10	1.13	(0.06)	--	--	(0.06)
2005	$11.07	0.06	1.62	1.68	(0.06)	(0.02)	--	(0.08)
2006	$12.67	0.13	3.14	3.27	(0.11)	(0.08)	--	(0.19)
2007	$15.75	0.16	1.99	2.15	-- (2)	(0.03)	--	(0.03)
Huntington VA Macro 100 Fund
2004(4)	$10.00	0.05	1.08	1.13	--	--	--	--
2005	$11.13	(0.01)	0.58	0.57	(0.02)	--	--	(0.02)
2006	$11.68	0.05	0.79	0.84	(0.02)	(0.14)	--	(0.16)
2007	$12.36	0.05	(0.34)	(0.29)	(0.05)	(1.70)	(0.18)	(1.93)
Huntington VA Mid Corp America Fund
2003	$9.70	0.01	2.86	2.87	(0.01)	(0.01)	--	(0.02)
2004	$12.55	0.02	2.10	2.12	-- (2)	--	--	-- (2)
2005	$14.67	0.07	1.79	1.86	(0.02)	(0.02)	--	(0.04)
2006	$16.49	0.11	1.07	1.18	(0.07)	(0.20)	--	(0.27)
2007	$17.40	0.11	1.42	1.53	(0.11)	(0.21)	--	(0.32)
Huntington VA New Economy Fund
2003	$9.41	(0.02)	2.99	2.97	--	--	--	--
2004	$12.38	(0.03)	2.31	2.28	--	(0.28)	--	(0.28)
2005	$14.38	0.02	1.88	1.90	--	(0.01)	--	(0.01)
2006	$16.27	0.04	1.62	1.66	(0.02)	(0.25)	--	(0.27)
2007	$17.66	0.10	2.10	2.20	(0.03)	(0.38)	--	(0.41)
Huntington VA Real Strategies Fund
2007(8)	$10.00	0.16	1.34	1.50	--	--	--	--
Huntington VA Rotating Markets Fund
2003	$8.87	0.06	2.10	2.16	--	--	--	--
2004	$11.03	0.07	1.17	1.24	(0.05)	(0.33)	--	(0.38)
2005	$11.89	0.09	1.04	1.13	(0.08)	(0.24)	--	(0.32)
2006	$12.70	0.14	2.29	2.43	(0.09)	(0.47)	--	(0.56)
2007	$14.57	0.15	1.16	1.31	(0.13)	(0.71)	--	(0.84)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Amount is less than $0.005.

(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

(4) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(5) Not annualized.

(6) Computed on an annualized basis.

(7) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

(8) Reflects operations for the period from August 31, 2007 (commencement of operations) to December 31, 2007.

(9) Does not include the effect of expenses of underlying funds.

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$11.54	21.36%	1.00%	5.22%	1.01%	5.21%	$17,360	87%
$12.94	13.75%	0.95%	4.72%	0.95%	4.72%	$31,782	88%
$12.41	3.59%	0.93%	4.41%	0.93%	4.41%	$44,194	111%
$13.61	16.59%	0.92%	3.90%	0.92%	3.90%	$53,671	94%
$11.77	(6.13)%	0.92%	3.82%	0.92%	3.82%	$51,243	85%

$8.47	15.95%	1.00%	0.32%	1.00%	0.32%	$12,065	4%
$8.95	5.67%	0.95%	0.59%	0.95%	0.59%	$17,933	11%
$8.97	0.72%	0.95%	0.45%	0.95%	0.45%	$19,974	15%
$9.51	7.76%	0.93%	0.48%	0.93%	0.48%	$21,191	19%
$10.86	14.70%	0.94%	0.52%	0.96%	0.50%	$23,172	111%(3)

$10.31	18.43%	1.00%	2.63%	1.00%	2.63%	$21,232	97%
$11.62	13.66%	0.93%	2.00%	0.93%	2.00%	$31,348	47%
$11.78	2.98%	0.93%	2.15%	0.93%	2.15%	$35,337	53%
$12.62	12.59%	0.92%	2.03%	0.92%	2.03%	$38,614	73%
$12.11	0.94%	0.91%	1.97%	0.91%	1.97%	$36,332	116%

$11.07	11.26%(5)	1.00%(6)	0.56%(6)	1.76%(6)	(0.20)%(6)	$403	31%
$12.67	15.21%	1.00%	0.96%	1.78%	0.18%	$2,161	7%
$15.75	25.84%	0.97%	1.31%	1.06%	1.22%	$7,666	10%
$17.87	13.70%	0.98%	1.12%	1.13%	0.97%	$14,377	21%

$11.13	11.30%(5)	1.00%(6)	1.62%(6)	1.05%(6)	1.57%(6)	$2,324	1%
$11.68	5.14%	1.00%	0.28%	1.04%	0.23%	$7,749	82%
$12.36	7.26%	0.97%	0.49%	0.97%	0.49%	$10,138	213%(7)
$10.14	(2.79)%	0.95%	0.45%	0.95%	0.45%	$9,773	148%

$12.55	29.63%	1.00%	0.20%	1.00%	0.20%	$10,352	25%
$14.67	16.91%	0.95%	0.17%	0.95%	0.17%	$17,805	10%
$16.49	12.67%	0.95%	0.49%	0.95%	0.49%	$25,215	7%
$17.40	7.24%	0.93%	0.65%	0.93%	0.65%	$28,814	8%
$18.61	8.75%	0.92%	0.56%	0.92%	0.56%	$30,392	16%

$12.38	31.56%	1.00%	(0.28)%	1.05%	(0.33)%	$2,998	80%
$14.38	18.75%	0.98%	(0.31)%	0.98%	(0.31)%	$5,881	18%
$16.27	13.24%	1.00%	0.18%	1.02%	0.16%	$10,737	49%
$17.66	10.28%	0.96%	0.24%	0.96%	0.24%	$15,127	51%
$19.45	12.50%	0.94%	0.59%	0.94%	0.59%	$18,972	102%(3)

$11.50	15.00%(5)	1.00%(6)	4.35%(6)	7.01%(6)	(1.65)%(6)	$241	34%

$11.03	24.35%	1.00%(9)	1.02%(9)	1.06%(9)	0.96%(9)	$4,219	151%
$11.89	11.63%	0.98%(9)	0.77%(9)	0.98%(9)	0.77%(9)	$6,152	81%
$12.70	9.66%	1.00%(9)	0.75%(9)	1.00%(9)	0.75%(9)	$6,847	44%
$14.57	19.61%	0.97%(9)	1.08%(9)	0.97%(9)	1.08%(9)	$8,558	31%
$15.04	9.03%	0.98%(9)	1.17%(9)	0.98%(9)	1.17%(9)	$10,538	49%

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions

Huntington VA Situs Small Cap Fund
2004(2)	$10.00	(0.01)	1.98	1.97	--	--	--
2005	$11.97	(0.01)	2.07	2.06	-- (5)	(0.08)	(0.08)
2006	$13.95	-- (5)	0.68	0.68	(0.01)	(0.18)	(0.19)
2007	$14.44	0.02	1.60	1.62	(0.05)	(0.86)	(0.91)
Huntington VA Mortgage Securities Fund
2004(2)	$10.00	0.18	0.41	0.59	--	--	--
2005	$10.59	0.37 (6)	(0.24)	0.13	(0.07)	--	(0.07)
2006	$10.65	0.43 (6)	0.20	0.63	(0.14)	--	(0.14)
2007	$11.14	0.46 (6)	(0.04)	0.42	(0.24)	-- (5)	(0.24)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Amount is less than $0.005.

(6) Per share net investment income (loss) has been calculated using the average daily shares method.

Huntington Funds

Financial Highlights
(For a share outstanding throughout each period)

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$11.97	19.70%(3)	1.00%(4)	(0.19)%(4)	1.19%(4)	(0.38)%(4)	$1,319	3%
$13.95	17.18%	0.99%	(0.19)%	1.05%	(0.25)%	$8,003	10%
$14.44	4.84%	0.95%	0.01%	0.95%	0.01%	$14,402	17%
$15.15	11.37%	0.94%	0.19%	0.94%	0.19%	$19,246	29%

$10.59	5.90%(3)	1.00%(4)	3.42%(4)	1.33%(4)	3.09%(4)	$407	51%
$10.65	1.25%	1.00%	3.53%	1.50%	3.03%	$3,208	19%
$11.14	5.89%	0.99%	3.99%	1.15%	3.83%	$7,132	36%
$11.32	3.93%	1.00%	4.09%	1.07%	4.02%	$10.249	17%

Huntington Funds

Notes to Financial Statements
December 31, 2007

(1) Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized on January 23, 2006, into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust operates 31 separate series, or mutual funds, each with its own investment objective and strategy. This report contains financial statements and financial highlights of the funds listed below (each individually referred to as “Fund,” or collectively as the “Funds”):

Huntington VA Dividend Capture Fund (VA Dividend Capture Fund)
Huntington VA Growth Fund (VA Growth Fund)
Huntington VA Income Equity Fund (VA Income Equity Fund)
Huntington VA International Equity Fund (VA International Equity Fund)
Huntington VA Macro 100 Fund (VA Macro 100 Fund)
Huntington VA Mid Corp America Fund (VA Mid Corp America Fund)
Huntington VA New Economy Fund (VA New Economy Fund)
Huntington VA Real Strategies (VA Real Strategies Fund)
Huntington VA Rotating Markets Fund (VA Rotating Markets Fund)
Huntington VA Situs Small Cap Fund (VA Situs Small Cap Fund)
Huntington VA Mortgage Securities Fund (VA Mortgage Securities Fund)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares (“Shares”) are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”) and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), they were sold during the fiscal year only to separate accounts of Hartford Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. In computing the NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to policies approved by the Trustees, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events as described below. U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE), (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate their NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (Advisor), determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the VA International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since the VA Real Strategies Fund, VA Rotating Markets Fund, and the VA Situs Small Cap Fund invest some of their assets in foreign securities, they may be affected, although to a lesser extent.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions, and income received from pass through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales.

Certain of the Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to VA International Equity Fund and VA Situs Small Cap Fund have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Huntington VA Dividend Capture Fund	$59,633,207	$2,186,162	$(6,471,453)	$(4,285,291)
Huntington VA Growth Fund	21,744,285	4,247,889	(79,208)	4,168,681
Huntington VA Income Equity Fund	37,929,408	5,631,992	(1,730,089)	3,901,903
Huntington VA International Equity Fund	10,973,595	2,427,547	(308,687)	2,118,860
Huntington VA Macro 100 Fund	12,549,166	678,269	(1,220,942)	(542,673)
Huntington VA Mid Corp America Fund	25,638,036	9,748,348	(1,020,286)	8,728,062
Huntington VA New Economy Fund	18,283,834	3,590,083	(689,177)	2,900,906
Huntington VA Real Strategies Fund	222,759	31,246	(8,561)	22,685
Huntington VA Rotating Markets Fund	10,527,696	2,035,432	(20,386)	2,015,046
Huntington VA Situs Small Cap Fund	20,968,673	3,484,074	(2,059,231)	1,424,843
Huntington VA Mortgage Securities Fund	10,253,313	146,056	(101,001)	45,055

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2008:

Fund	Post-October Losses

VA Macro 100 Fund	$14,878
VA Real Strategies Fund	878
VA Mortgage Securities Fund	2,728

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid

VA Dividend Capture Fund	$4,100,964	$393,883	$4,494,847	$--	$4,494,847
VA Growth Fund	96,168	3,153	99,321	--	99,321
VA Income Equity Fund	711,838	1,314,280	2,026,118	--	2,026,118
VA International Equity Fund	9,862	12,610	22,472	--	22,472
VA Macro 100 Fund	1,220,400	265,889	1,486,289	172,887	1,659,176
VA Mid Corp America Fund	213,177	315,341	528,518	--	528,518
VA New Economy Fund	64,494	301,807	366,301	--	366,301
VA Real Strategies Fund	--	--	--	--	--
VA Rotating Markets Fund	260,862	273,248	534,110	--	534,110
VA Situs Small Cap Fund	324,816	763,556	1,088,372	--	1,088,372
VA Mortgage Securities Fund	181,596	1,930	183,526	--	183,526

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid

VA Dividend Capture Fund	$2,046,943	$726,734	$2,773,677	$2,773,677
VA Growth Fund	100,751	218,066	318,817	318,817
VA Income Equity Fund	777,005	998,499	1,775,504	1,775,504
VA International Equity Fund	65,334	22,185	87,519	87,519
VA Macro 100 Fund	104,493	15,584	120,077	120,077
VA Mid Corp America Fund	188,958	239,610	428,568	428,568
VA New Economy Fund	19,805	175,497	195,302	195,302
VA Rotating Markets Fund	76,971	224,165	301,136	301,136
VA Situs Small Cap Fund	100,419	68,060	168,479	168,479
VA Mortgage Securities Fund	52,721	--	52,721	52,721

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

VA Dividend Capture Fund	$3,718,960	$739,013	$4,457,973	$--	$(4,285,291)	$172,682
VA Growth Fund	116,313	1,745,610	1,861,923	--	4,168,681	6,030,604
VA Income Equity Fund	1,009,877	1,721,178	2,731,055	--	3,934,723	6,665,778
VA International Equity Fund	192,722	247,446	440,168	--	2,122,450	2,562,618
VA Macro 100 Fund	--	--	--	(14,878)	(542,673)	(557,551)
VA Mid Corp America Fund	245,406	1,113,739	1,359,145	--	8,728,062	10,087,207
VA New Economy Fund	95,370	1,994,049	2,089,419	--	2,900,906	4,990,325
VA Real Strategies Fund	8,241	--	8,241	(878)	22,685	30,048
VA Rotating Markets Fund	151,329	643,084	794,413	--	2,015,046	2,809,459
VA Situs Small Cap Fund	--	290,432	290,432	--	1,424,843	1,715,275
VA Mortgage Securities Fund	381,160	4,736	385,896	(2,728)	45,055	428,223

* The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The adoption of FIN 48 did not impact the Funds’ net assets or result of operations.

E. Foreign Exchange Contracts

The VA International Equity Fund, VA Real Strategies Fund and VA Situs Small Cap Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The VA International Equity Fund, VA Real Strategies Fund and VA Situs Small Cap Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2007, the VA International Equity Fund, VA Real Strategies Fund and VA Situs Small Cap Fund had no outstanding foreign currency commitments.

F. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The VA International Equity Fund, VA Real Strategies Fund and VA Situs Small Cap Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

H. Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

I. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The following is a summary of VA Income Equity Fund’s written option activity for the year ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	1,226	$362,350
Options written	3,263	845,666
Options expired	--	--
Options closed	(4,140)	(1,135,348)
Options exercised	--	--

Outstanding at 12/31/2007	349	$72,668

At December 31, 2007, VA Income Equity Fund had the following outstanding options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Hewlett-Packard Co.	Call	February 2008	$55	106	$5,300	$14,522
Merck & Co., Inc.	Call	April 2008	60	71	18,638	(8,556)
Molson Coors Brewing Co.	Call	April 2008	60	172	15,910	26,854

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$32,820

The following is a summary of VA New Economy Fund’s written option activity for the year ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	--	$--
Options written	40	8,080
Options expired	--	--
Options closed	(40)	(8,080)
Options exercised	--	--

Outstanding at 12/31/2007	--	$--

At December 31, 2007, VA New Economy Fund had no outstanding options.

The following is a summary of VA Situs Small Cap Fund’s written option activity for the year ended December 31, 2007:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2006	--	$--
Options written	5	1,675
Options expired	(5)	(1,675)
Options closed	--	--
Options exercised	--	--

Outstanding at 12/31/2007	--	$--

At December 31, 2007, VA Situs Small Cap Fund had no outstanding options.

J. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act, or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value for the Funds. Information on the investment of cash collateral is shown in the table that follows. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. PFPC Trust Co. (“PFPC”) serves as the sub-custodian for the securities lending program. PFPC retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

As of December 31, 2007, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral

VA Dividend Capture Fund	$4,078,375	$4,239,179
VA Growth Fund	2,620,982	2,726,547
VA Income Equity Fund	5,272,456	5,483,891
VA Macro 100 Fund	2,121,198	2,225,721
VA Mid Corp America Fund	3,735,857	3,872,925
VA New Economy Fund	2,143,917	2,215,653
VA Real Strategies Fund	10,408	10,692
VA Rotating Markets Fund	2,075,881	2,138,538
VA Situs Small Cap Fund	3,015,194	3,133,600
VA Mortgage Securities Fund	85,959	87,880

As of December 31, 2007, cash collateral invested was as follows:

Fund	Master Notes	Money Market Fund	Time Deposits	Total

VA Dividend Capture Fund	$454,208	$2,568,757	$1,216,214	$4,239,179
VA Growth Fund	--	2,076,769	649,778	2,726,547
VA Income Equity Fund	1,341,650	3,243,900	898,341	5,483,891
VA Macro 100 Fund	316,651	1,816,650	92,420	2,225,721
VA Mid Corp America Fund	524,245	2,567,896	780,784	3,872,925
VA New Economy Fund	--	1,612,386	603,267	2,215,653
VA Real Strategies Fund	--	7,248	3,444	10,692
VA Rotating Markets Fund	--	1,449,618	688,920	2,138,538
VA Situs Small Cap Fund	--	2,124,126	1,009,474	3,133,600
VA Mortgage Securities Fund	--	59,570	28,310	87,880

K. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimated.

L. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

M. New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--The Advisor, a subsidiary of Huntington, serves as the Funds’ investment adviser. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive from the Funds and/or to reimburse certain operating expenses of each Fund in order to limit the total operating expense for each Fund to not more than 1.00% of each Fund’s average daily net assets through at least April 30, 2009. Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Sub-Investment Advisory Fee--Laffer Investments, Inc. is the sub-investment adviser (the “Sub-Advisor”) of the VA Macro 100 Fund (the “Fund”). The Advisor pays the Sub-Advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees--Huntington is the Administrator to the Trust, and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for its services on behalf of the Trust.

Huntington provides administrative services at the following annual rate:

Maximum Administrative Fee	Average Daily Net Assets of the Funds

0.135% of 1%	On the first $4 billion
0.125% of 1%	On the next $3 billion
0.115% of 1%	On assets in excess of $7 billion

There is no minimum annual fee per fund or class of Shares.

Huntington also serves as financial administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (“Citi”). Effective August 1, 2007, The BISYS Group, Inc., and its subsidiaries, was acquired by Citibank, N.A. Citi (the “Sub Financial Administrator”). The Sub Financial Administrator is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees, in certain circumstances. FServ and Edgewood Services, Inc., the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $6,000 per Fund. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees--Huntington serves as each of the Funds’ custodian except for the VA International Equity Fund’s, VA Real Strategies Fund’s and VA Situs Small Cap Fund’s foreign assets. State Street Bank and Trust Company (“State Street”) serves as custodian for the VA International Equity Fund. The Bank of New York serves as sub-custodian of the VA Real Strategies Fund and the VA Situs Small Cap Fund’s foreign assets. Huntington, State Street and The Bank of New York receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. PFPC serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Compliance Services--The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $155,000 annually.

General--Certain of the officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the SEC, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds (Huntington Money Market Fund) is set forth below:

Fund	12/31/06 Balance	Purchases	Sales	12/31/07 Balance	Income	Value

VA Dividend Capture Fund	$2,504,742	$12,506,520	$(14,093,477)	$917,785	$52,660	$917,785
VA Growth Fund	327,255	3,509,775	(3,016,220)	820,810	17,849	820,810
VA Income Equity Fund	638,597	10,305,708	(9,802,003)	1,142,302	25,186	1,142,302
VA Macro 100 Fund	202,515	1,460,932	(1,259,003)	404,444	10,032	404,444
VA Mid Corp America Fund	3,591,738	4,971,372	(5,345,879)	3,217,231	155,307	3,217,231
VA New Economy Fund	1,190,212	8,711,064	(7,573,053)	2,328,223	63,705	2,328,223
VA Real Strategies Fund*	--	118,550	(110,612)	7,938	196	7,938
VA Rotating Markets Fund	404,235	2,709,407	(2,471,161)	642,481	19,193	642,481
VA Situs Small Cap Fund	1,197,609	7,130,883	(7,946,589)	381,903	35,638	381,903
VA Mortgage Securities Fund	632,916	5,081,420	(5,029,569)	684,767	29,863	684,767

* Fund commenced operations on August 31, 2007.

(4) VA Rotating Markets Fund and VA Real Strategies Fund Structure

The VA Rotating Markets Fund and VA Real Strategies Fund (“Investing Funds”), in accordance with their prospectuses, may seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Funds incurred expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2007 were as follows:

Fund	Purchases	Sales

VA Dividend Capture Fund	$50,688,574	$45,658,813
VA Growth Fund	24,291,440	25,719,483
VA Income Equity Fund	44,602,446	47,759,763
VA International Equity Fund	7,231,283	2,180,059
VA Macro 100 Fund	15,125,521	15,346,415
VA Mid Corp America Fund	4,253,621	4,537,768
VA New Economy Fund	17,268,321	16,386,665
VA Real Strategies Fund	257,202	57,386
VA Rotating Markets Fund	5,591,280	4,665,609
VA Situs Small Cap Fund	9,029,702	4,921,846
VA Mortgage Securities Fund	523,984	107,029

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales

VA Mortgage Securities Fund	$4,730,665	$1,320,002

(6) Subsequent Events

On January 24, 2008, the Huntington VA Situs Small Cap Fund changed its name to the Huntington VA Situs Fund.

(7) Other Tax Information (unaudited)

For the year ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the taxable year ended December 31, 2007, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received

VA Dividend Capture Fund	48%
VA Growth Fund	100%
VA Income Equity Fund	100%
VA Macro 100 Fund	20%
VA Mid Corp America Fund	81%
VA New Economy Fund	100%
VA Situs Small Cap Fund	39%

The Funds designate the following amounts as long term capital gain distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earning and profits distributed to shareholders on redemption of shares.

Fund	Amount

VA Dividend Capture Fund	$393,883
VA Growth Fund	3,153
VA Income Equity Fund	1,314,280
VA International Equity Fund	12,610
VA Macro 100 Fund	265,889
VA Mid Corp America Fund	315,341
VA New Economy Fund	322,157
VA Rotating Markets Fund	273,248
VA Situs Small Cap Fund	763,556
VA Mortgage Securities Fund	1,930

Huntington Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Small Cap Fund, and Huntington VA Mortgage Securities Fund (eleven of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the period ended December 31, 2003, were audited by another registered public accounting firm whose report, dated February 11, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above of The Huntington Funds, at December 31, 2007, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Columbus, Ohio
February 12, 2008

Huntington Funds

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 5800 Corporate Drive, Pittsburgh, PA. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 31 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas J. Westerfield† Age: 52 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

David S. Schoedinger* Age: 65 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None

Tadd C. Seitz Age: 66 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None

Mark D. Shary Age: 48 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 - present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007).

Other Directorships Held: None

William H. Zimmer, III Age: 54 TRUSTEE Began Serving: December 2006

Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing).

Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None

* David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions

B. Randolph Bateman Age: 52 PRESIDENT 41 South High Street Columbus, OH Began Serving: September 2005

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc.
(February 2001 to present); Chief Investment Officer, Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Charles L. Davis, Jr. Age: 47 CHIEF EXECUTIVE OFFICER 1001 Liberty Avenue Pittsburgh, PA Began Serving: April 2003

Principal Occupations: Director of Sales Administration, Federated Securities Corp. (March 2006 to present); President, Edgewood Services, Inc. (March 2004 to present) and President, Southpointe Distribution Services Inc. (August 2005 to present).

Previous Positions: Vice President, Managing Director of Mutual Fund Services, Federated Services Company (October 2002 to 2006); Vice President, Edgewood Services, Inc. (January 2000 to March 2004); President, Federated Clearing Services (January 2000 to October 2002); Director, Business Development, Mutual Fund Services, Federated Services Company (September 1998 to December 2000).

David R. Carson Age: 49 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road, Suite 3805 Cincinnati, OH Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 45 VICE PRESIDENT 1001 Liberty Avenue Pittsburgh, PA Began Serving: July 2003	Principal Occupations: Assistant Vice President, Federated Services Company; Vice President and Treasurer of various Funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 39 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: May 2005	Principal Occupations: Senior Vice President Fund Services, Citi Fund Services Ohio, Inc. (February 1993 to present).

Alicia G. Powell Age: 32 SECRETARY 1001 Liberty Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

Huntington Funds

Board of Trustees Consideration of Investment Advisory and Subadvisory Agreements for
The Huntington Funds (the “Funds”)

The Board of Trustees (“Board”) is responsible for determining whether to approve the Funds’ investment advisory and subadvisory agreements. At meetings held on August 8 and 9, 2007, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds and an investment subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and Laffer Investments, Inc. (the “Subadvisor”) with respect to the VA Macro 100 Fund. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds. Pursuant to the Subadvisory Agreement between the Advisor and the Subadvisor, the Subadvisor provides the day-to-day investment management for the VA Macro 100 Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements and the Subadvisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, among the most material of which were: (1) the nature of the services provided to the Funds by the Advisor and Subadvisor in relation to the advisory and subadvisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor or Subadvisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory and Subadvisory Fees. In considering the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board reviewed information relating to the Advisor’s and Subadvisor’s operations and personnel. Among other things, the Advisor and Subadvisor each provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff, on a Fund-by-Fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor and Subadvisor with respect to their ability to provide the services required under the Advisory and Subadvisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor and Subadvisor, in relation to the Advisory and Subadvisory fees, were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisors’ and Subadvisor’s management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory and Subadvisory Agreements with respect to each of the Funds. In addition to other information provided, the Trustees reviewed each Fund’s performance compared to similar funds based on information provided by Lipper, Inc. (“Lipper”) for the one-, three-, five- and ten-year periods ending June 30, 2007, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory and subadvisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees also took into account the Advisor’s agreement to limit the total annual expenses of each Fund to 1.0% of its net assets, until at least April 30, 2009. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory and Subadvisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board also noted that if the Funds’ assets increase over time, the Advisor and Subadvisor may realize economies of scale. The Board concluded that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administration fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds, the Advisor and Subadvisor on a regular basis. The Advisor and Subadvisor provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the Board’s formal review of the Advisory and Subadvisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory and Subadvisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor, Subadvisor and their affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s and the Subadvisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor and Subadvisor are responding to them. In the course of their deliberations regarding the Advisory and Subadvisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory and Subadvisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory and Subadvisory Agreements reflects its determination that the Advisor’s and the Subadvisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates and the Subadvisor.

Huntington VA Dividend Capture Fund

Among other data considered, the Trustees noted that the Fund was in line with its benchmarks for the years ended December 31, 2004, and 2006. The Fund underperformed its benchmarks for the one-year ended December 31, 2005. The Fund performed below its Lipper peer group for the one-, three- and five-year period. The Trustees also noted that the Fund’s combined net advisory and administration fee was below the median for its peer group, but its total expenses were above the median for its peer group.

Huntington VA Growth Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmarks for the one-year periods ended December 31, 2004, December 31, 2005 and December 31, 2006. The Fund performed below its Lipper peer group for the one-, three- and five-year periods. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians for its peer group.

Huntington VA Income Equity Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the year ended December 31, 2004. The Fund underperformed its benchmarks for the one-year ended December 31, 2005, and the one-year period ended December 31, 2006. The Fund performed below its Lipper peer group for the one-, three- and five-year period. The Trustees noted that the Fund’s combined net advisory and administration fee and its total expenses were higher than the medians of its peer group.

Huntington VA International Equity Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmarks for the period from inception through December 31, 2004 and had outperformed its benchmarks for the one-year period ended December 31, 2005. The Fund was in line with its benchmarks for the one-year period ended December 31, 2006. The Fund performed above its Lipper peer group for the three-year period, and it performed below its Lipper peer group for the one-year period. The Trustees also noted that the Fund’s combined net advisory and administration fee and its total expenses were below the medians for its peer group.

Huntington VA Macro 100 Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the period from inception through December 31, 2004. The Fund was in line with its benchmarks for the one-year ended December 31, 2005. The Fund underperformed its benchmarks for the one-year period ended December 31, 2006. The Fund performed below its Lipper peer group for the one- and three-year period. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians for its peer group.

Huntington VA Mid Corp America Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the years ended December 31, 2004 and 2005. The Fund underperformed its benchmarks for the one-year period ended December 31, 2006. The Fund performed below its Lipper peer group for the one-, three- and five-year period. The Trustees also noted that the Fund’s combined advisory and administrative fee was equal to the median of its peer group, and that its total expenses were below the median.

Huntington VA New Economy Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the years ended December 31, 2004, and 2005, and was in line with its benchmarks for the one-year period ended December 31, 2006. The Fund performed above its Lipper peer group for the three- and five-year periods. The Fund performed below its Lipper peer group for the one-year period. The Trustees noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group, but that its total expenses were above the median.

Huntington VA Rotating Markets Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the one-year periods ended December 31, 2004, 2005, and 2006. The Fund outperformed its Lipper peer group for the one-, three- and five-year periods. The Trustees noted that the Fund’s combined net advisory and administration fee and its total expenses were higher than the medians of its peer group.

Huntington VA Situs Small Cap Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the period from inception through December 31, 2004, and the one-year period ended December 31, 2005. The Fund underperformed its benchmarks for the one-year period ended December 31, 2006. The Fund performed above its Lipper peer group for the one- and three-year periods. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA Mortgage Securities Fund

Among other data considered, the Trustees noted that the Fund performed below its benchmarks for the one-year period ended December 31, 2005, and above its benchmarks for the one-year period ended December 31, 2006. The Fund performed below its Lipper peer group for the one-year period and above its Lipper peer group for the three-year period. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians for its peer group.

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for
The Huntington VA Real Strategies Fund (the “Fund”)

At a meeting held on August 9, 2007, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Fund. Pursuant to the Advisory Agreement between the Advisor and the Fund, the Advisor provides advisory services to the Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most material of which were: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor in relation to the advisory fee; (2) whether the Advisor will realize economies of scale in providing services to the Fund and if these economies will be shared with the Fund; and (3) a comparison of the fees of comparable funds. Performance, costs of services and profitability were not considered as the Fund had not commenced operations.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information about its supervisory and portfolio management staff, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreement. The Board was very familiar with the services to be provided by the Advisor as the Advisor serves as such for the other funds in The Huntington Funds complex. The Board determined that the nature, extent and quality of the services to be provided by the Advisor, in relation to the Advisory fee, were acceptable.

Economies of Scale in Providing Services to the Fund and Whether these Economies Will be Shared with the Fund. The Board also considered the effect of the Fund’s size on its fees. The Board considered the fees under the Advisory Agreement and possible economies of scale that may be realized as the assets of the Fund grow. The Board also noted that if the Fund’s assets increase over time, the Advisor may realize economies of scale. The Board concluded that in the near future, the Fund would likely not be large enough to realize economies of scale. In addition, the Board also noted that the administration fee charged to the Fund included fee breakpoints, which allowed the Fund to realize economies of scale as the assets of the Fund increase over time.

Comparison of the Fees of Comparable Funds. With respect to the Fund’s fee, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board noted that the proposed fee appeared to be in line with the comparisons.

Other Considerations. The Board also requests and receives substantial and detailed information about the other funds in The Huntington Complex on a regular basis. The Advisor provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the Board’s formal review of other advisory arrangements. The Board may also receive information in between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the advisory relationship also included reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the other Huntington Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considers reports concerning the other Huntington Funds’ expenses (including the advisory fee itself and the overall expense structure of the other Huntington Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the other Huntington Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the other Huntington Funds by the Advisor and its affiliates; compliance and audit reports concerning the other Huntington Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the other Huntington Funds and/or the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreement, the Board also evaluated, among other things, the Advisor’s ability to supervise the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations.

The Board did not consider any one of the factors identified above to be determinative.

Huntington Funds

Supplemental Information (Unaudited)
Shareholder Expense Example

Fund Expenses. As shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During Period(2)	Annualized Expense Ratio	Total Return

VA Dividend Capture Fund
Actual	$1,000.00	$922.40	$4.51	0.93%	(7.76)%
Hypothetical(1)	$1,000.00	$1,020.31	$4.75	0.93%	2.50%
VA Growth Fund
Actual	$1,000.00	$1,075.20	$4.97	0.95%	7.52%
Hypothetical(1)	$1,000.00	$1,020.21	$4.85	0.95%	2.50%
VA Income Equity Fund
Actual	$1,000.00	$938.00	$4.35	0.89%	(6.20)%
Hypothetical(1)	$1,000.00	$1,020.51	$4.54	0.89%	2.50%
VA International Equity Fund
Actual	$1,000.00	$1,042.60	$5.05	0.98%	4.26%
Hypothetical(1)	$1,000.00	$1,020.06	$5.00	0.98%	2.50%
VA Macro 100 Fund
Actual	$1,000.00	$916.90	$4.54	0.94%	(8.31)%
Hypothetical(1)	$1,000.00	$1,020.26	$4.80	0.94%	2.50%
VA Mid Corp America Fund
Actual	$1,000.00	$980.00	$4.54	0.91%	(2.00)%
Hypothetical(1)	$1,000.00	$1,020.41	$4.64	0.91%	2.50%
VA New Economy Fund
Actual	$1,000.00	$1,014.10	$4.77	0.94%	1.41%
Hypothetical(1)	$1,000.00	$1,020.26	$4.80	0.94%	2.50%
VA Real Strategies Fund
Actual*	$1,000.00	$1,150.00	$3.62	1.00%	15.00%
Hypothetical(1)	$1,000.00	$1,019.96	$5.10	1.00%	2.50%
VA Rotating Markets Fund
Actual	$1,000.00	$998.00	$4.73	0.94%	(0.20)%
Hypothetical(1)	$1,000.00	$1,020.26	$4.80	0.94%	2.50%
VA Situs Small Cap Fund
Actual	$1,000.00	$980.80	$4.84	0.97%	(1.92)%
Hypothetical(1)	$1,000.00	$1,020.11	$4.95	0.97%	2.50%
VA Mortgage Securities Fund
Actual	$1,000.00	$1,034.70	$5.13	1.00%	3.47%
Hypothetical(1)	$1,000.00	$1,019.96	$5.10	1.00%	2.50%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Advisor for the period beginning July 1, 2007 through December 31, 2007. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

* Information shown reflects values using expense ratios for the period from August 31, 2007 (date of commencement of operations) to December 31, 2007.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling
1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
(call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at
www.huntingtonvafunds.com by selecting “Form N-Q.”

[Logo of Huntington Funds]

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of The Huntington Funds and is the Custodian of certain Funds. State Street Bank and Trust Company is also a Custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Adviser to the Funds. Federated Services Co. and Edgewood Services, Inc., the Sub-Administrator and Distributor of The Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Cusip 446771206
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Cusip 446771305
Cusip 446771503
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Item 2. Code of Ethics.

     (a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's Principal
     Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit.

     (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

     (c) Not applicable

     (d) Not applicable

     (e) Not applicable

     (f) The registrant has included a copy of the code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial
     Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. 3(a)(2) The audit committee financial expert is William H. Zimmer
III, who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

         Fiscal year ended 2007: $364,300
         Fiscal year ended 2006: $319,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

         Fiscal year ended 2007: $6,000
         Fiscal year ended 2006: $0

Fees for 2007 related to the agreed-upon review of items within the Management's
Discussion of Fund Performance sections of the Funds' Form N-CSR filing. Amount requiring approval of the registrant's audit committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X, $6,000 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

         Fiscal year ended 2007: $71,800
         Fiscal year ended 2006: $64,000

Fees for both years related to the review of the registrant's tax returns.
Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

         Fiscal year ended 2007: $0
         Fiscal year ended 2006: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.   Purpose

     Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of
the Board of Trustees of The Huntington Funds (the "Fund") is responsible for the appointment, compensation and oversight of the work of the Fund's independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order to assure that they do not impair the auditor's independence from the Fund. In addition, the Audit Committee also must pre-approve its independent auditor's engagement for non-audit services with the
Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the
Fund.

     To implement these provisions of the Act, the Securities and Exchange
Commission (the "SEC") has issued rules specifying the types of services that the Fund's independent auditor may not provide to the Fund, as well as the Audit
Committee's administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or
(ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the
Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval
Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

   II.  General Pre-Approval Policies

     It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund's independent auditor be pre-approved only when in the best interests of the Fund's shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence.
In granting any pre-approval, consideration shall be given to:

     1. the qualifications of the auditor to perform the services involved;

     2. the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

     3. the permissibility of the services under applicable rules and guidance of the SEC;

     4. the effect, if any, of the performance of the proposed services on the auditor's independence;

     5. the effect of the compensation for the proposed services on the auditor's independence; and

     6. the effect, if any, of the proposed services on the Fund's ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund's independent auditor may not include the following:

     1. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

     2. Financial information systems design and implementation;

     3. Appraisal or valuation services, fairness opinions or
contribution-in-kind reports;

     4. Actuarial services;

     5. Internal audit outsourcing services;

     6. Management functions or human resources;

     7. Broker-dealer, investment adviser or investment banking services; and

     8. Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

     1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     2. All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit
Committee set to coincide with regular meetings of the Fund's Board of Trustees)
whenever practicable.

     3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4. If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the
Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

     5. Requests for pre-approval may include, but are not limited to, the following services:

           a. audit engagement, particularly for interim periods;

           b. tax compliance, tax planning, and tax advice;

           c. review and consents with respect to use of reports in
post-effective amendments to the registration statements of the Fund;

           d. review of IRS shareholder materials;

           e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

           f. market research and strategic insights.

     6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

           a. the scope of the proposed tax service,
           b. the fee structure for the engagement,
           c. any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and
           d. any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.
           The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm's
           independence.

     7. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     8. The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.

     9. The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund's management.

     10. The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.

     11. Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Audit Committee

     1. Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the "Delegate") for this purpose. (As of the date of the adoption of these guidelines and procedures, Mark D. Shary has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

     2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hour prior) to the proposed commencement of the engagement.

     4. Requests for pre-approval may include, but are not limited to, the following services:

           a. audit engagement, particularly for interim periods;

           b. tax compliance, tax planning, and tax advice;

           c. review and consents with respect to use of reports in
post-effective amendments to the registration statements of the Fund;

           d. review of IRS shareholder materials;

           e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

           f. market research and strategic insights.

     5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     6. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     7. The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund's management.

     8. Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of
Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

     9. Pre-approvals by the Delegate may be modified or revoked by the Audit
Committee, but will not absolve a Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

     10. The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the Audit Committee's minutes and reported to the full Board of Trustees.

     11. Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval
Procedures

     The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

     These Policies and Procedures may be amended or revoked at any time by the
Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006

(e)(2)    Percentage of services described in each of paragraphs (b) through (d)
          of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(b)      Fiscal year ended 2007- 8% Fiscal year ended 2006- 0%

Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)     Fiscal year ended 2007- 0% Fiscal year ended 2006- 0%

Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)     Fiscal year ended 2007- 0% Fiscal year ended 2006- 0%

Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C) (7) (i) (C) of Rule
2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young for the Huntington
Funds and certain entities (including the advisor (excluding sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $90,000 and
$76,700 in 2007 and 2006, respectively, which includes the Fund's tax fees above in Section I and tax fees for Huntington's Trust Department related to settlement funds where Huntington is the executor.

(h) The registrant's Audit Committee has considered whether the provision of nonaudit services that were rendered to registrant's investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5.   Audit Committee of Listed Registrants.

         Not applicable.

Item 6.   Schedule of Investments.

         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
        Management Investment Companies.

         Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
        Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 11. Controls and Procedures.

(a)The registrant's Principal Executive Officer and Principal Financial Officer
have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule
30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item
2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)*  /s/Charles L. Davis, Jr.
                           Charles L. Davis, Jr., Chief Executive Officer and
                                Principal Executive Officer

Date  March  4, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Charles L. Davis, Jr.
                          Charles L. Davis, Jr., Chief Executive Officer and
                                Principal Executive Officer

Date  March 4, 2008

By (Signature and Title)* /s/Christopher E. Sabato
                          Christopher E. Sabato, Treasurer and
                                Principal Financial Officer

Date  March 4, 2008

*Print the name and title of each signing officer under his or her signature.